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United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SAMSONITE CORPORATION
(Name of Registrant as Specified In Its Charter)
None
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy—Filed June 6, 2003.

Dear Samsonite Stockholder:

        I am pleased to announce that on May 1, 2003, we entered into a recapitalization agreement with an affiliate of Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers' Pension Plan Board. Certain matters relating to the recapitalization will be presented for approval by our common stockholders at our annual meeting, which will be held on                   , 2003, at 10:00 a.m. (Mountain time) at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado.

        The recapitalization, if completed, will enable us to reduce our indebtedness and convert our existing preferred stock. The essential elements of the recapitalization are:

  •
  The infusion of $106 million in cash through the sale to the new investors of a new series of convertible preferred stock which we refer to as our new convertible preferred stock.

  •
  The repayment of all outstanding amounts under our existing bank credit facility.

  •
  The replacement of our existing bank credit facility with a new $60 million revolving credit agreement.

  •
  The conversion of all of our 13 7/8% senior redeemable exchangeable preferred stock, which we refer to in this proxy statement as our "existing preferred stock," into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants.

        In addition, if the recapitalization occurs, our Board of Directors will be reconstituted as described in the attached proxy statement.

        Our common stockholders will be asked to vote on the following proposals which are necessary for the completion of the recapitalization:

  1.
  An amendment to the terms of our existing preferred stock to permit us to convert our outstanding existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants;

  2.
  An amendment to our certificate of incorporation to increase the aggregate number of shares of common stock we are authorized to issue from 60,000,000 shares to 1,000,000,000 shares; and

  3.
  An amendment to our certificate of incorporation to eliminate the provision that requires our Board of Directors to be classified into three classes.

        Approval of each of Proposals 1, 2 and 3 is a necessary condition for the completion of the recapitalization. In addition, we must obtain the consent of the existing preferred stockholders to approve the amendment described in Proposal 1. Such consent is being sought separately. If Proposals 1, 2 and 3 are not approved or in the event that these three proposals are approved but the recapitalization is abandoned either by us or the new investors, we reserve the right to abandon each of the amendments described in these three proposals.

        At the time the recapitalization agreement was signed, existing preferred stockholders, including affiliates of the new investors, holding approximately 63.4% of the existing preferred stock and certain holders of our common stock, representing approximately 50.9% of our outstanding common stock, agreed to vote in favor of the amendments necessary for the completion of the recapitalization. Accordingly, the approval of Proposals 1, 2 and 3 is expected to be assured.

        For the reasons described in the proxy statement, your Board of Directors believes the recapitalization is in the best interests of the Company, our preferred stockholders and our common stockholders, and our Board of Directors recommends that you vote in favor of Proposals 1, 2 and 3.

        See "RISK FACTORS AND OTHER CONSIDERATIONS" beginning on page 12 for a discussion of certain factors relating to the recapitalization that you should consider before voting on the proposals.

        In addition to the proposals related to the recapitalization, at the annual meeting, the common stockholders will also be asked to vote on the following matters:

  4.
  The election of one Class II director for a term of three years and until a successor is elected and qualified;

  5.
  The approval of an amendment to the Samsonite 1999 Stock Option and Incentive Award Plan; and

  6.
  The approval and ratification of the appointment of KPMG LLP as independent auditors for fiscal 2004.

        For the reasons described in the proxy statement, your Board of Directors recommends that you vote in favor of Proposals 4, 5 and 6.

        The proxy statement provides you with detailed information about the proposed amendments to the terms of our outstanding preferred stock and the other amendments to our certificate of incorporation, the recapitalization, the amendment to the Samsonite 1999 Equity Compensation Plan, the person nominated for election to our Board of Directors and KPMG LLP. We encourage you to read the entire document carefully and to vote your shares at the meeting and any adjournments or postponements of the meeting. Whether or not you plan to attend the meeting, it is important that your shares be voted. Please read the proxy statement carefully and fill out you proxy card in full and return it in the enclosed pre-paid envelope. You may revoke your proxy at any time, or you may appear at the meeting and cast your vote in person, in which case your proxy would be ignored.

/s/ LUC VAN NEVEL Luc Van Nevel Chief Executive Officer Samsonite Corporation

SAMSONITE CORPORATION

NOTICE OF

2003

ANNUAL MEETING

AND

PROXY STATEMENT

YOUR VOTE IS IMPORTANT!
PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE.

SAMSONITE CORPORATION
11200 East 45th Avenue
Denver, Colorado 80239

Preliminary Copy—Filed June 6, 2003.

Notice of Annual Meeting of Stockholders
to Be Held on  , 2003

To the common stockholders of Samsonite Corporation:

        Notice is hereby given that the annual meeting of stockholders of Samsonite Corporation, a Delaware corporation, will be held on                  , 2003, at 10:00 a.m. (Mountain Time) at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado, for the following purposes:

  1.
  To vote on an amendment to the terms of our existing preferred stock, to permit us to convert our outstanding existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants;

  2.
  To vote on an amendment to our certificate of incorporation to increase from 60,000,000 shares to 1,000,000,000 shares the aggregate number of shares of common stock authorized to be issued;

  3.
  To vote on an amendment to our certificate of incorporation to eliminate the provision that requires our Board of Directors to be classified into three classes;

  4.
  To vote to elect one Class II director for a term of three years and until a successor is elected and qualified;

  5.
  To vote to approve an amendment to our 1999 Stock Option and Incentive Award Plan;

  6.
  To vote to approve and ratify the appointment of KPMG LLP as independent auditors for fiscal 2004; and

  7.
  To transact such other business as may properly come before the meeting.

        On May 1, 2003 we entered into a recapitalization agreement with certain new investors. The recapitalization, if completed, will enable us to reduce our indebtedness and convert our existing preferred stock.

        Approval of each of Proposals 1, 2 and 3 is a necessary condition for the completion of the recapitalization. If each of Proposals 1, 2 and 3 is not approved or in the event that these three proposals are approved but the recapitalization is abandoned either by us or the new investors, we reserve the right to abandon each of the amendments described in these three proposals.

        Our Board of Directors has set the close of business (5:00 p.m., Eastern time) on                  , 2003 as the record date, for determining stockholders entitled to notice of, and to vote at, the meeting. Holders of our common stock as of the record date will be entitled to vote on Proposals 1 through 6 and any other matters that may properly come before the meeting. A list of stockholders entitled to vote at the meeting will be maintained at our headquarters, 11200 East 45th Avenue, Denver, Colorado 80239, prior to the meeting and will also be available for inspection at the meeting.

        For approval of these proposals, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock held by stockholders entitled to vote on Proposals 1 through 6 is necessary to constitute a quorum at the meeting. However, in the event that a quorum is not present at the meeting, it is expected that the meeting will be adjourned or postponed in order to solicit additional proxies.

        Our Board of Directors recommends that you vote "FOR" Proposals 1 through 6.

By order of the Board of Directors of Samsonite,
/s/ LUC VAN NEVEL Luc Van Nevel Chairman of the Board

                  , 2003

        It is important that the enclosed proxy card be signed, dated and promptly returned in the enclosed pre-paid envelope so that your shares will be represented whether or not you plan to attend the meeting. A pre-addressed envelope is enclosed for that purpose. If no instructions are indicated on your proxy, your shares of our common stock will be voted "FOR" approval of Proposals 1 through 6. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time, before it is exercised, by written notice to our secretary. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

You should not send stock
certificates with your proxy card.

This proxy statement is dated                  , 2003, and is first being mailed to stockholders on or about                  , 2003.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT		1
SUMMARY		5
FORWARD LOOKING STATEMENTS		11
RISK FACTORS AND OTHER CONSIDERATIONS		12
THE ANNUAL MEETING		15
	Purpose; Time and Place	15
	Recommendation	15
	Record Date; Quorum; Votes Required	15
	Absence of Appraisal Rights	15
	Solicitation of Proxies	16
	Voting of Proxies	16
	Revocability of Proxies	16
THE RECAPITALIZATION		17
CAPITALIZATION AND OTHER FINANCIAL INFORMATION		38
CERTAIN ESTIMATES OF FUTURE OPERATIONS AND OTHER INFORMATION		40
INTERESTS OF CERTAIN PERSONS		43
THE RECAPITALIZATION AGREEMENT		44
THE STOCKHOLDERS AGREEMENT		60
THE NEW REVOLVING CREDIT FACILITY		71
DESCRIPTION OF PREFERRED STOCK		73
DESCRIPTION OF THE NEW WARRANTS		78
STOCK PRICE AND DIVIDENDS		80
PROPOSAL 1:	PROPOSAL TO AMEND TERMS OF OUR 13 7/8% PREFERRED STOCK	81
PROPOSAL 2:	PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	82
PROPOSAL 3:	APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	83
PROPOSAL 4:	ELECTION OF DIRECTOR	84
PROPOSAL 5:	APPROVAL OF AMENDMENT TO OUR 1999 STOCK INCENTIVE PLAN	88
PROPOSAL 6:	APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	91
REPORT OF AUDIT COMMITTEE		93
EXECUTIVE OFFICERS		94
EXECUTIVE COMPENSATION		95
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		108
OTHER MATTERS		111
FUTURE STOCKHOLDER PROPOSALS		111
INCORPORATION BY REFERENCE		111
LIST OF ANNEXES
ANNEX A	—	Opinion of Samsonite's Financial Advisor
ANNEX B	—	Stockholders Agreement
ANNEX C	—	Recapitalization Agreement
ANNEX D	—	Certificate of Amendment to Certificate of Designation (Amend terms of Existing Preferred Stock)
ANNEX E	—	Warrant Agreement
ANNEX F	—	Amendment to Certificate of Incorporation (Increase Authorized Shares and Declassify Board of Directors)

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

Q:
Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2003 annual meeting of stockholders.

  In addition to the proposals relating to the election of directors, the approval of a new management compensation plan and the ratification of the selection of accountants, which are typical proposals presented at annual meetings of stockholders, you will also be asked to consider a series of proposals which are necessary for the completion of a series of transactions, which we refer to as the "recapitalization."

  This proxy statement summarizes the information you need to know to vote at the meeting. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card.

  On or about                  , 2003, we will begin sending this proxy statement, the attached notice of meeting and the enclosed proxy card to all stockholders entitled to vote.

Q:
What is the recapitalization?

A:
The recapitalization is a series of proposed transactions that consists of the following principal components:

  •
  The infusion of $106 million in cash through the sale to the New Investors of a new series of preferred stock which we refer to as our new convertible preferred stock.

  •
  The repayment of all outstanding amounts under our existing bank credit facility.

  •
  The replacement of our existing credit agreement with a new $60 million revolving credit agreement.

  •
  The conversion of all of our existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants.

Q:
Who are the New Investors?

A:
The New Investors are Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers' Pension Plan Board, who we refer to as "Ares," "Bain Capital" and "Teachers'," respectively. Affiliates of Ares currently hold approximately 26% of our existing preferred stock. The New Investors and their affiliates will control approximately 56% of our outstanding voting stock immediately following the recapitalization.

  Ares is a private equity fund focused on injecting junior capital into undercapitalized and/or overleveraged middle market companies. Ares was formed by Ares Management L.P., an independent Los Angeles based investment firm with 50 employees and approximately $4.5 billion of assets under management.

  Bain Capital is an affiliate of Bain Capital, LLC, a global private investment firm with over $14 billion in assets under management. Since its inception in 1984, Bain Capital, LLC and its affiliates have made private equity investments and add-on acquisitions in over 225 companies around the world, in a variety of sectors, including consumer and retail companies with operations in Europe.

  Teachers' Merchant Bank is the private equity arm of Ontario Teachers' Pension Plan Board's C$66-billion pension plan. With a portfolio of C$4.5 billion, Teachers' Merchant Bank is one of Canada's largest private equity investors working with more than 100 companies around the world to create value by providing long-term flexible capital.

Q:
How many votes do I have?

A:
Only stockholders who own our common stock at the close of business on                  , 2003 are entitled to vote at the meeting.

  As of                  , 2003, we had                  shares of common stock outstanding, each of which is entitled to one vote.

  The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum.

Q:
How do I vote by proxy?

A:
Whether or not you plan to attend the meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

  If you properly fill in your proxy card and send it to us in time to vote, your "proxy," Richard H. Wiley, our Secretary, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our Board of Directors as follows:

    •
    "FOR" Proposal 1—an amendment to our existing preferred stock to permit us to convert our existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants.

    •
    "FOR" Proposal 2—an amendment to our certificate of incorporation to increase from 60,000,000 shares to 1,000,000,000 shares the aggregate number of shares of common stock authorized to be issued.

    •
    "FOR" Proposal 3—an amendment to our certificate of incorporation to eliminate the provision that requires our Board of Directors to be classified into three classes.

    •
    "FOR" Proposal 4—to elect one Class II director for a term of three years and until a successor is elected and qualified.

    •
    "FOR" Proposal 5—to approve an amendment to our 1999 Stock Option and Incentive Award Plan.

    •
    "FOR" Proposal 6—to approve and ratify the appointment of KPMG LLP as independent auditors for fiscal 2004.

  Approval of each of Proposals 1, 2 and 3 is a necessary condition for the completion of the recapitalization. If Proposals 1, 2 and 3 are not approved or if these three proposals are approved but the recapitalization is abandoned either by us or the New Investors, we reserve the right to abandon each of the amendments described in Proposals 1, 2 and 3.

  If any other matter is presented at the meeting, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Q:
How do I withhold my authority to vote for the director nominated in Proposal 4?

A:
You may withhold your authority to vote for the director nominated in Proposal 4 by abstaining or voting against the director nominated in Proposal 4.

Q:
May I revoke my proxy?

A:
If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

  •
  You may send in another proxy with a later date;

  •
  You may notify our Secretary in writing before the meeting that you have revoked your proxy; or

  •
  You may vote in person at the meeting.

Q:
How do I vote in person?

A:
If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on                  , 2003, the record date for voting.

Q:
What vote is required to approve the proposals?

A:
The affirmative vote of a majority of the outstanding shares of our common stock and the consent of a majority of the outstanding shares of our existing preferred stock is required to approve the amendment described in Proposal 1. We are soliciting the vote from the holders of our existing preferred stock separately. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the amendments described in Proposals 2 and 3. The affirmative vote of a majority of the shares of our common stock present in person or by proxy is required to approve Proposals 5 and 6. A plurality of the votes cast in person or by proxy on Proposal 4 is required to elect the director nominee as described in Proposal 4.

  At the time the recapitalization agreement was signed, certain holders of our common stock, representing approximately 50.9% of our outstanding common stock, entered into a voting agreement with the New Investors in which these common stockholders agreed to vote in favor of the amendments to our certificate of incorporation which are necessary for the completion of the recapitalization. Accordingly, the approval of proposals 1, 2 and 3 is expected to be assured.

  Additionally, at the time the recapitalization agreement was signed, certain holders of our existing preferred stock, including affiliates of the New Investors, representing approximately 63.4% of our existing preferred stock, entered into a voting agreement with the New Investors in which these existing preferred stockholders agreed to consent to the amendment described in proposal 1. Accordingly, the approval of the amendment by our existing preferred stockholders is expected to be assured.

Q:
What is the effect of broker non-votes and abstentions?

A:
If your broker holds your shares in its name, the broker will not be entitled to vote your shares on Proposal 1 through 3 and 5 without an instruction from you. If your broker does not vote your shares, such "broker non-votes," together with abstentions from voting, may have the same effect as a negative vote for some of the proposals.

  Proposals 1, 2 and 3 require the affirmative vote of a majority of the outstanding shares of our common stock. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

  Proposals 5 and 6 require the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy. Only proxies and ballots indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote. Abstentions are considered present at the meeting and will have the same effect as a negative vote. Broker non-votes are not considered present at the meeting and will not have any effect on the outcome of the vote.

  Proposal 4, the election of directors, requires a plurality of the votes cast in person or by proxy. Only proxies and ballots indicating votes "FOR" or "AGAINST" the designated nominee are counted to determine the total number of votes cast for the nominee; abstentions and broker non-votes are not counted and will have no effect on the outcome of the voting on this proposal.

Q:
What are the costs of soliciting these proxies?

A:
We will pay all of the costs of soliciting these proxies. Our Board of Directors, employees or agents may solicit proxies in person or by telephone, facsimile or e-mail. We will pay these employees, directors or agents no additional compensation for these services. We will ask banks, brokers and other institutions, custodians, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Q:
How do I obtain a copy of Samsonite's annual report on Form 10-K?

A:
If you would like a hard copy of our annual report on Form 10-K for the fiscal year ended January 31, 2003 that we filed with the Securities and Exchange Commission, or the "SEC," on May 16, 2003, we will send you one without charge. Please write to:

    Samsonite Corporation
    11200 East 45th Avenue
    Denver, Colorado 80239
    Attention: Investor Relations
    Telephone: (303) 373-2000

SUMMARY

        This summary, together with the question and answer section, highlights important information discussed in greater detail elsewhere in this proxy statement. This summary may not contain all the information that is important to you. For a more complete description of the terms of the recapitalization and the related transactions, you should read carefully this entire proxy statement and all of its appendices.

Samsonite Corporation

        We are one of the world's most widely recognized designers, manufacturers and distributors of luggage and a growing distributor of related consumer products. We sell our products using a number of famous brand names, including Samsonite®, American Tourister®, Hedgren®, Lacoste®, and Trunk & Co®. With net sales of approximately $744 million for our fiscal year ended January 31, 2003, we are one of the leaders in the global luggage industry.

        Our product lines include suitcases, garment bags, business cases, computer cases, casual bags and sports bags. We also manufacture and sell luggage, casual bags, clothing, shoes and accessories in the luxury segment of the market under the Samsonite® black label, Hedgren, Samsonite and Lacoste brands. In addition to utilization of our brands on products we manufacture and sell, we license our brand names to third parties for use on products that include travel accessories, leather goods, handbags, clothing and furniture.

        We design the majority of our products at our research, development and design centers in Europe and the United States. Our products are produced around the world at Samsonite-operated manufacturing facilities or by carefully selected third party suppliers. Our products are sold in more than 100 countries at numerous retail establishments including department stores, specialty stores, mass merchants and warehouse clubs. We also sell certain products through over 200 Samsonite-operated retail stores in the United States, Canada, Latin American, Asia and Europe. In addition, our products are available through our website and the websites of many of our customers.

        As used in this proxy statement, unless we indicate otherwise or the context otherwise requires, the words "Samsonite," "the Company," "our," "we" and "us" refer to Samsonite Corporation, a Delaware corporation, and its consolidated subsidiaries.

        Our principal corporate office is at 11200 East 45th Avenue, Denver, Colorado 80239, and our telephone number is (303) 373-2000.

Summary of the Recapitalization (Page 17)

        The recapitalization consists of the following primary components:

  •
  The infusion of $106 million in cash through the sale to the New Investors of our new convertible preferred stock.

  •
  The repayment of all outstanding amounts under our existing bank credit facility.

  •
  The replacement of our existing bank credit agreement with a new $60 million revolving credit agreement.

  •
  The conversion of all of our existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants.

        Approval of each of Proposals 1, 2 and 3 is a necessary condition for the completion of the recapitalization.

        Proposal 1, the proposal to amend the certificate of designations for our existing preferred stock, also requires the approval of our existing preferred stockholders. We are in the process of soliciting this necessary consent from the holders of our existing preferred stock at the same time this proxy is being sent to you. However, at the time the recapitalization agreement was signed, the existing preferred stockholders holding approximately 63.4% of the outstanding existing preferred stock agreed to consent to the amendment described in Proposal 1. Accordingly, the approval of the existing preferred stockholders is expected to be assured.

        If Proposals 1, 2 and 3 are approved by the necessary vote, and assuming the other conditions contained in the recapitalization agreement are satisfied or waived, we plan to promptly exercise our rights and convert our existing preferred stock immediately prior to the consummation of the new equity investment by the New Investors. We will do this by converting our outstanding existing preferred stock into, assuming the full amount of new convertible preferred stock is elected to be received by the holders of our existing preferred stock, a combination of 54,000 shares of new convertible preferred stock (with an aggregate liquidation preference of $54 million), approximately 205 million shares of common stock and warrants to purchase approximately 15.5 million shares of common stock at an exercise price of $0.75 per share, subject to certain adjustments.

        If Proposals 1, 2 and 3 are not approved or in the event that these three proposals are approved but the recapitalization is abandoned either by us or the New Investors, we reserve the right to abandon each of the amendments described in Proposals 1, 2 and 3.

Background of the Recapitalization (page 21)

        For a description of the events leading to the approval of the recapitalization and related transactions by our Board of Directors and the reasons for such approval, you should refer to "Background of the Recapitalization."

Recommendation of the Board (page 26)

        Our Board of Directors has unanimously voted "FOR," and recommends that the stockholders vote "FOR," proposals 1, 2, and 3, the proposals necessary for the completion of the recapitalization. In addition, our Board of Directors has unanimously voted "FOR," and recommends that the stockholders vote "FOR," proposals 4, 5 and 6.

Opinion of Samsonite's Financial Advisor (page 28)

        We have retained Jefferies & Company, Inc. as our independent financial advisor to render its opinion as to whether the recapitalization is fair from a financial point of view to us, our preferred stockholders and our common stockholders. Our independent financial advisor has delivered to our Board of Directors its written opinion dated as of April 29, 2003 to the effect that, based upon and subject to the assumptions and considerations set forth in its opinion, as of the date of its opinion, the recapitalization is fair from a financial point of view to us, and our preferred stockholders and common stockholders (other than the New Investors). The full text of the written opinion of our financial advisor is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement. You are encouraged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by our financial advisor in connection with delivering its opinion. See "Opinion of Samsonite's Financial Advisor" beginning on page 28.

Interests of Certain Persons (page 43)

        In considering the recommendation of our Board of Directors, you should be aware that some of the members of our Board of Directors and executive officers may be deemed to have interests in the recapitalization that are different from, or in addition to, the interests of our stockholders. These interests exist because the payment of certain bonuses, presently scheduled to be paid in 2004, will be accelerated as a result of the recapitalization and members of management will be given the opportunity by the New Investors to purchase up to $2.1 million of our new convertible preferred stock. The members of our Board of Directors knew of these additional interests, and considered them when they approved the recapitalization. For a more detailed description of these interests, see "Interests of Certain Persons" on page 43.

The Annual Meeting (page 15)

        Date, Time and Place (page 15).    The annual meeting will be held at 10:00 a.m. (Mountain Time) on                  , 2003, at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado.

        Vote Required (page 15).    At the meeting you will be asked to vote to approve and adopt each of the proposals identified in the notice of this meeting. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the amendments described in Proposals 1, 2 and 3. The affirmative vote of the majority of the outstanding shares of our common stock present in person or by proxy is required to approve Proposals 5 and 6. A plurality of the votes cast in person or by proxy is required to elect the director nominee as described in Proposal 4. Each share of common stock is entitled to one vote per share.

        Record Date (page 15).    You are entitled to vote at the meeting if you owned shares of our common stock as of the close of business (5:00 p.m. (Eastern time)), on                  , 2003, the record date for the meeting. On the record date, there were             shares of our common stock outstanding and entitled to vote at the meeting.

        Proxies (page 16).    Shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted at the annual meeting in accordance with the instructions indicated on the proxies. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the proposals. If you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum. However, since the affirmative votes described above are required for approval of proposals 1 through 3, 5 and 6, an abstention will have the effect of a vote against those proposals.

        No Appraisal or Dissenters' Rights (page 15).    No appraisal or dissenters' rights are available to our common stockholders with respect to any of the matters discussed in this proxy statement.

Conditions to the Recapitalization (page 54)

        Our obligations and the obligations of each of the New Investors to complete the recapitalization are subject to several conditions, including:

  •
  us having obtained the approvals from (A) the holders of our 10 3/4% Senior Subordinated Notes due 2008, which we refer to as the "notes," to amend the definition of "Permitted Holders" in the note indenture, (B) the holders of the existing preferred stock to amend the existing preferred stock certificate of designation and (C) the holders of common stock to amend the certificate of incorporation, as described herein;

  •
  each of the amendments to the certificate of incorporation and the new convertible preferred stock certificate of designation must be effective;

  •
  the applicable waiting period under federal antitrust laws, if any, must have expired or been terminated and any other legally required governmental approvals must have been received; and

  •
  us having entered into the new credit agreement and all amounts owing under the original credit agreement having been paid in full.

        Our obligations to complete the recapitalization are also subject to several conditions, including:

  •
  each of the New Investors' representations and warranties in the recapitalization agreement must be accurate, subject to certain materiality thresholds in some cases; and

  •
  each of the New Investors must comply with its agreements under the recapitalization agreement in all material respects.

        The obligations of each of the New Investors to complete the recapitalization are also subject to several conditions, including:

  •
  our representations and warranties in the recapitalization agreement must be accurate, subject to certain materiality thresholds in some cases;

  •
  we must comply with our agreements under the recapitalization agreement in all material respects;

  •
  we must have received all necessary material contract approvals and all necessary consents;

  •
  our net consolidated financial indebtedness, as defined in the recapitalization agreement, after giving effect to the recapitalization, must not exceed $350 million;

  •
  from the date the recapitalization agreement is executed, no event or change constituting a material adverse effect having occurred;

  •
  the execution and delivery by us of the indenture amendment and the stockholders agreement;

  •
  each other New Investor having paid the purchase price for the new convertible preferred stock;

  •
  the resignation of certain directors from our Board of Directors and the election of certain individuals to our Board of Directors having taken place, as previously agreed between the parties; and

  •
  the Pension Benefit Guaranty Corporation, referred to as the PBGC, having entered into or confirmed the terms of an agreement consistent with the requirements set forth in the recapitalization agreement or as otherwise approved by the New Investors, which we refer to as the PBGC agreement.

Termination of the Recapitalization Agreement (page 56)

        We may agree with the New Investors in writing to terminate the recapitalization agreement at any time without completing the recapitalization. The recapitalization agreement may also be terminated at any time prior to the closing date:

  •
  by us or the New Investors, if there is any law or regulation that prohibits any of the recapitalization transactions or if any governmental agency issues a final order preventing any of the recapitalization transactions;

  •
  by us or the New Investors, if the closing has not occurred by the later of (i) August 30, 2003 or (ii) if we have mailed the proxy statement to the common stockholders prior to August 30, 2003, the earlier of (A) September 30, 2003 and (B) the date that is two business days after the stockholders meeting, and in each case the terminating party has not caused the failure to close by such date;

  •
  by us or the New Investors if at the stockholders meeting the common stockholders fail to approve the amendments to the certificate of incorporation;

  •
  by us or the New Investors if (A) in the case of a duly held stockholder meeting, the approval of the holders of existing preferred stock is not obtained or (B) in the case of obtaining written consents, the existing preferred stock approval is not obtained within 60 days following the commencement of the existing preferred stock consent solicitation;

  •
  by us or the New Investors if the other party materially breaches its representations and warranties and such breaches (A) are incapable of being cured or (B) if capable of being cured are not cured prior to the earliest of (i) the business day prior to August 30, 2003 or (ii) if we have sent the proxy statement to the common stockholders before August 30, 2003, then the earlier of the business day prior to (x) September 30, 2003 and (y) the date that is two days after the stockholders meeting or (iii) the date that is 30 days from the date that the breaching party is notified of such breaches;

  •
  by us, if our Board of Directors authorizes us to enter into a written agreement concerning a transaction that it has determined is a superior proposal after following the procedures set forth in the recapitalization agreement;

  •
  by the New Investors, if our Board of Directors withdraws, modifies, changes or repudiates its recommendation or publicly indicates an intention to do so in a manner adverse to the New Investors or our Board of Directors has recommended any proposal in respect of another acquisition proposal;

  •
  by the New Investors if we incur any indebtedness to refinance amounts outstanding under the existing credit agreement other than indebtedness incurred by us which is permitted by the terms of the recapitalization agreement; and

  •
  by the New Investors if the PBGC notifies us that it will not approve the PBGC agreement.

Termination Fees (page 58)

        We have agreed to pay the New Investors a fee of $8 million if the recapitalization agreement is terminated:

  •
  by the New Investors or us, because the closing has not occurred by the later of (i) August 30, 2003 or (ii) if we have mailed the proxy statement to the common stockholders prior to August 30, 2003, the earlier of (A) September 30, 2003 and (B) the date which is two business days after the stockholders meeting and (x) prior to such time an entity or group other than the New Investors makes an acquisition proposal and (y) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors, because our Board of Directors withdraws, modifies, changes or repudiates its recommendation to our stockholders to adopt the amendments to the certificate of incorporation or indicates an intention to do so in a manner adverse to the New Investors;

  •
  by the New Investors, because our Board of Directors recommends another acquisition proposal;

  •
  by us or the New Investors (in the case of (B) below, if the New Investors have not terminated or breached the preferred stock voting agreement), because (A) (1) at the stockholders meeting, the stockholders fail to approve the amendments to the certificate of incorporation or (2) the holders of existing preferred stock fail to approve the amendment to the existing preferred stock certificate of designation and (B) any person or group other than the New Investors becomes the beneficial owner of our shares representing 15% or more of our voting power or, if any person, other than the New Investors, owns shares representing 15% or more of our voting power on the date the recapitalization agreement is executed and such person thereafter acquires additional shares of our stock;

  •
  by us or the New Investors, because our common stockholders fail to approve the amendments to our certificate of incorporation at the stockholders meeting and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors, because we have breached a representation, warranty, covenant or obligation contained in the recapitalization agreement, such that a condition to the New Investors' obligations to consummate the recapitalization cannot be satisfied prior to the closing date and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors if the PBGC notifies us that it will not approve the PBGC Agreement consistent with the requirements set forth in the recapitalization agreement or otherwise approved by the New Investors and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by us, because our Board of Directors authorizes us to enter into another transaction determined to be a superior proposal; and

  •
  by the New Investors (if such parties and their affiliates have not terminated or breached the preferred stock voting agreement) or us, because the holders of existing preferred stock fail to approve the amendments to the existing preferred stock certificate of designations and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination.

FORWARD LOOKING STATEMENTS

        This proxy statement contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this proxy statement, other than a statement of historical fact, may be a forward-looking statement. With respect to all forward-looking statements, Samsonite claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by those forward-looking statements. Those factors include, among others, those identified in "Risk Factors and Other Considerations."

        You can identify forward-looking statements by looking for words such as "may," "will," "anticipate," "believe," "estimate," "intend," "plan," "pro forma," "projections," "business plan," "targets," "forecasts" and "expect" and similar expressions. Variations on those or similar words, or the negatives of those words, also may indicate forward-looking statements. In addition, the section of this proxy statement entitled "Certain Estimates of Future Operations and Other Information" summarizes certain information contained in our projections for the four-year period ending January 31, 2007. We disclaim any obligation to publicly update our projections, or disclose any difference between our actual results and those reflected in our projections.

        Although we believe that statements regarding our expectations contained in this proxy statement are reasonable, we cannot assure you that these expectations will be achieved. You are cautioned that any forward-looking statements, including statements regarding our intent, belief or current expectations, are not guarantees of our future performance and involve risks and uncertainties, and that our actual results may differ significantly from those in the forward-looking statements.

        The forward-looking statements in this proxy statement are accurate only as of its date. If our expectations change, or if new events, conditions or circumstances arise, we are not required to, and may not, update or revise any forward-looking statement in this proxy statement.

RISK FACTORS AND OTHER CONSIDERATIONS

        In addition to the information included in this proxy statement (including the matters addressed in "Forward-Looking Statements" on page 11), you should carefully consider the following factors in determining whether to vote for the proposals described in this proxy statement.

Following the recapitalization, our common existing stockholders will be significantly diluted and the New Investors will own a majority of our outstanding voting stock.

        Upon consummation of the recapitalization, the equity interests of our existing common stockholders, as a percentage of the total number of the outstanding shares of our common stock, will be significantly diluted. Upon completion of the recapitalization, the existing holders of our common stock will own approximately 3% of the outstanding common stock on a fully diluted basis and the New Investors and their affiliates will collectively own approximately 56% of the our common stock, on a fully diluted basis. Because the New Investors will control a majority of our outstanding voting stock, they will have the ability, acting together, to control our management and policies. Similarly, the ownership by the New Investors of a majority of our voting stock and the terms of the new convertible preferred stock could make it more difficult and expensive for a third party to pursue a change of control of our company, even if a change of control would generally be beneficial to the interest of our other stockholders.

        The dividend acceleration feature of the new preferred stock has the potential to significantly further dilute our existing common stockholders. For example, if an acceleration event occurs one year after the recapitalization, then the dividends payable over the following three years will accrue immediately which will enable the holders of our new convertible preferred stock to convert, on an accelerated basis and taking account of the dividends accrued during the first year, into an additional 142 million shares of our common stock thereafter.

We will continue to have substantial leverage after the recapitalization which could adversely affect our financial health, our ability to service our indebtedness and your investment in our common stock.

        As part of the recapitalization, we intend to reduce our outstanding bank borrowings. However, even after we reduce our outstanding bank debt, we will still have a substantial level of indebtedness. On a pro forma basis, assuming that the recapitalization had occurred on January 31, 2003, we would have had:

  •
  total indebtedness of $347.7 million,

  •
  new convertible preferred stock with a liquidation preference of $160 million, and

  •
  a stockholders' deficit of $(55.1) million.

        We cannot assure you that our cash flow and capital resources will be sufficient for us to make payments on our indebtedness or meet our other obligations in the future. If our cash flow and other capital resources are insufficient, we may be forced to reduce or delay capital expenditures, sell assets, try to obtain additional equity capital or refinance or restructure our debt. We cannot assure you that any of those alternatives would be successful or allow us to meet our scheduled obligations in the future.

Consummation of the recapitalization does not resolve many uncertainties relating to our business.

        Even if we complete the recapitalization, we may continue to struggle to stay in business. Our financial projections are based on assumptions which we believe are reasonable but contain significant uncertainties, including, most importantly, the length of time and level of the strain on the travel industry caused by economic, political, public safety conditions that impact consumer confidence and spending, the possibility of additional terrorist attacks or related events, the spread of the SARS disease or other events which affect travel levels, including armed conflicts in the Middle East and other regions.

In the absence of the recapitalization, we will need to consider other possible alternatives.

        We have recorded a net loss to common stockholders for many years. For the years ended January 31, 2003, January 31, 2002 and January 31, 2001, respectively, we reported a consolidated net loss to common stockholders of approximately $39.5 million, $71.1 million and $39.7 million. Our capital structure remains highly leveraged. The recapitalization is intended to effect a substantial reduction of our outstanding indebtedness. In addition to seeking the requisite stockholder vote at the 2003 Annual Meeting, we intend to use our best efforts to satisfy all conditions precedent to the closing of the recapitalization. If we are unable to satisfy all conditions precedent to the closing of the recapitalization, it is uncertain whether the recapitalization will be consummated, in which case we will need to consider other possible alternatives.

An alternative to the recapitalization may not be available to us and, if available and completed, may be less financially attractive to our equity holders than the recapitalization.

        We believe the completion of the recapitalization is critical to our continuing viability. If the recapitalization is not completed, we may be forced to consider an alternative restructuring of our capitalization and our obligations to our creditors and equity holders and obtain their consent to any such restructuring plan. An alternative restructuring arrangement or plan may not be available, or if available, may not result in a successful reorganization or be on terms as favorable to our equity holders as the terms of the recapitalization.

Following the recapitalization, the trading price of our common stock may decline.

        The trading price of our common stock is based on many factors, many of which are out of our control. Accordingly, we cannot assure you that the price of our common stock will increase or not decrease, especially in light of the number of shares of our common stock being issued as part of the recapitalization and the number of shares of our common stock issuable upon conversion of the new convertible preferred stock to be issued as part of the recapitalization.

You should not unduly rely on forward-looking statements; certain information in our projections does not constitute an estimate of future performance.

        This proxy statement contains forward-looking statements. Any statement in this proxy statement, other than a statement of historical fact, may be a forward-looking statement. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by those forward-looking statements. Those factors include, among others, the following:

  •
  ability to realize projected savings that are dependent upon completing the U.S. logistics project (see "Certain Estimates of Future Operations and Other Information");

  •
  general economic and business conditions, including foreign currency fluctuations;

  •
  industry capacity;

  •
  changes in customer preferences;

  •
  demographic changes;

  •
  competition;

  •
  changes in methods of distribution and technology;

  •
  changes in political, social and economic conditions and local regulations, particularly in Europe and Asia;

  •
  general level of economic growth in emerging market countries such as India, China, Brazil, Argentina, and other Asian and South American countries;

  •
  the loss of any significant customers;

  •
  completion of new product developments within anticipated time frames;

  •
  changes in interest rates; and

  •
  various other factors beyond our control.

        You can identify forward-looking statements by looking for words such as "may," "will," "anticipate," "believe," "estimate," "intend," "plan," "pro forma," "projections," "business plan," "targets," "forecasts" and "expect" and similar expressions. Variations on those or similar words, or the negatives of those words, also may indicate forward-looking statements. We cannot assure you that these expectations will be achieved. You are cautioned that any forward-looking statements, including statements regarding our intent, belief or current expectations, are not guarantees of our future performance and involve risks and uncertainties, and that our actual results may differ significantly from those in the forward-looking statements.

        The section of this proxy statement entitled "Certain Estimates of Future Operations and Other Information" summarizes certain information contained in our projections for the four-year period ending January 31, 2007. Although this information includes forward-looking statements, it is important for our stockholders to understand that the projections were prepared for the limited purposes described in the section referred to above and not with a view to public disclosure. The projections were not intended to constitute a forecast of the likely results of our operations for the periods covered. The business plan and projections were not prepared in compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections or forecasts, and are based on numerous assumptions relating to factors that are outside our control and may or may not be realized. This information is included in this proxy statement solely because some or all of the plans and projections were available to the New Investors, and could have affected their respective investment decisions regarding the recapitalization. For the foregoing reasons, and because our business is subject to numerous risks, uncertainties and other factors, including those set forth above, investors should not rely on this information as an estimate or prediction of future performance. Actual results will most likely differ from those reflected in this information, and the differences could be substantial. Neither our auditors nor any other independent accountant has compiled or examined this information, and our auditors disclaim any association with this information. We disclaim any obligation to publicly update the plans, or disclose any differences between our actual results and those reflected in the projections. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

THE ANNUAL MEETING

Purpose; Time and Place

        This proxy statement is being furnished to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting, to be held at 10:00 a.m. (Mountain time) on                  , 2003, at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado, and any adjournments or postponements thereof, to consider and vote upon the proposals identified in the notice of the meeting.

        We are seeking stockholder approval of these proposals. Holders of our common stock as of the record date will be entitled to vote on Proposals 1 through 6 and any other matters that may properly come before the meeting.

        Each copy of this proxy statement mailed to holders of our common stock is accompanied by a form of proxy for use at the meeting.

Recommendation

        Our Board of Directors has considered each proposal and recommends that the holders of our common stock vote "FOR" approval of Proposals 1 through 6.

Record Date; Quorum; Votes Required

        Our Board of Directors has fixed the close of business on                  , 2003 as the record date for the determination of the holders of our common stock entitled to receive notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

        At the close of business on the record date, there were                  shares of our common stock issued and outstanding held by approximately                  holders of record. Each share of our common stock outstanding on the record date is entitled to one vote upon each matter properly submitted at the meeting. Votes may be cast at the meeting in person or by proxy. See "—Voting of Proxies."

        The presence at the meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote on the record date is necessary to constitute a quorum of our common stock, which, in turn, is needed to transact business at the meeting. However, in the event that a quorum is not present at the meeting, it is expected that such meeting will be adjourned or postponed in order to solicit additional proxies.

        The affirmative vote of a majority of the our outstanding shares is required to approve the amendments described in Proposals 1, 2 and 3. The affirmative vote of a majority of the shares present in person or by proxy is required to approve Proposals 5 and 6. A plurality of the votes cast in person or by proxy is required to elect the director nominee as described in Proposal 4.

Absence of Appraisal Rights

        Under Delaware law and our Charter and By-Laws, objecting stockholders will have no appraisal, dissenters' or similar rights with respect to Proposals 1 through 6 or otherwise with respect to the recapitalization or the related transactions, nor will appraisal rights be voluntarily accorded to our stockholders. "Appraisal rights" or "dissenters' rights" means the right to seek a judicial determination of the "fair value" of our common stock and to compel us to purchase dissenting stockholders' shares of common stock for cash in that amount.

Solicitation of Proxies

        Proxies are being solicited by and on behalf of our Board of Directors with respect to the annual meeting. We will pay the cost of the solicitation of proxies. In addition to solicitation by use of the mails, proxies may be solicited by our directors, officers and employees, as the case may be, in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements have also been made with brokerage firms, banks, custodians nominees and fiduciaries for the forwarding of proxy solicitation materials to owners of our common stock held of record by such persons and, in connection therewith, such firms will be reimbursed by us for reasonable expenses incurred in forwarding such materials. To the extent necessary in order to ensure sufficient representation at the meeting, our directors, officers and employees may request by telephone or telegram the return of proxy cards. The extent to which this will be necessary depends entirely upon how promptly proxy cards are returned. Stockholders are urged to send in their proxies without delay.

Voting of Proxies

        Shares of our common stock represented by properly executed proxies received in time for the meeting, and not revoked, will be voted at the meeting in the manner specified by such proxies. If a proxy is properly executed but does not contain voting instructions, shares of our common stock represented by the proxy will be voted FOR Proposals 1 through 6.

        It is not expected that any matter other than as described in this proxy statement will be brought before the meeting; however, if other matters are properly presented, the persons named in such proxy will have authority to vote in accordance with their judgment on any other such matter, including, without limitation, any proposal to adjourn or postpone the meeting or otherwise concerning the conduct of the meeting.

Revocability of Proxies

        The grant of a proxy on the enclosed card does not preclude a stockholder from voting in person. A stockholder may revoke a proxy at any time without condition or qualification prior to its exercise by:

          (1)   delivering, prior to the meeting, to the Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239, a written notice of revocation bearing a later date or time than the proxy;

          (2)   delivering, prior to the meeting, to our Secretary, a duly executed proxy bearing a later date or time than the revoked proxy; or

          (3)   attending and voting at the meeting.

THE RECAPITALIZATION

        The transactions constituting the recapitalization, which are designed to reduce our indebtedness and eliminate our existing preferred stock, include the following components:

  •
  The infusion of $106 million in cash through the sale to the New Investors of a new series of our new convertible preferred stock (representing approximately 42% of our then outstanding voting stock).

  •
  The repayment of all borrowings under our existing bank credit facility.

  •
  The replacement of our existing bank credit facility with a new $60 million revolving credit agreement.

  •
  The conversion of all of our existing preferred stock, which had an aggregate liquidation preference of approximately $333 million as of March 15, 2003, into, assuming the full amount of new convertible preferred stock is elected to be received by existing preferred stockholders, a combination of 54,000 shares of new convertible preferred stock (with an aggregate liquidation preference of $54 million), approximately 205 million shares of common stock and warrants to purchase approximately 15.5 million shares of common stock at an exercise price of $0.75 per share, subject to certain adjustments. The existing preferred stockholders will be given the choice of electing to receive either (i) new convertible preferred stock and common stock or (ii) common stock and warrants to purchase additional shares of common stock.

  •
  Following the closing of the recapitalization, the New Investors may collectively sell up to $2.1 million of their new convertible preferred stock to certain members of our management team.

        As a result of and immediately following the recapitalization, the existing common stockholders will be diluted to approximately 3% of our outstanding voting stock. The New Investors and their affiliates will control approximately 56% of our outstanding voting stock immediately following the recapitalization.

        The recapitalization transaction will be effected pursuant to the terms of a recapitalization agreement entered into with the New Investors. A detailed description of the recapitalization agreement is set forth in this proxy statement under the section entitled "The Recapitalization Agreement" beginning on page 44.

Sources and Uses of Funds

        The following table sets forth the estimated sources and uses of funds in connection with the recapitalization assuming that it was completed on April 30, 2003:

Amount
(in millions)
Sources:
New convertible preferred stock	$106.0
New revolving credit facility	9.0

Total	$115.0

Uses:
Repayment of existing credit facility:(a)
Revolving credit facility	$10.0
European term loan	39.1
U.S. term loan	45.9
Fees and expenses(b)	15.0
Pension plan payment required by PBGC(c)	5.0

Total	$115.0

(a)
All amounts owing under the existing bank credit facility will be repaid in connection with the recapitalization. Borrowings assume that the recapitalization was completed on April 30, 2003. The actual amount that initially will be borrowed under the new revolving credit facility will depend on the amount of outstanding borrowings under our existing bank credit facility immediately prior to closing of the recapitalization.

(b)
Includes structuring fees payable to certain of the New Investors in connection with the sale of the new convertible preferred stock, fees payable in connection with the new revolving credit facility and investment banking, legal, accounting, printing and other miscellaneous fees and expenses in connection with the recapitalization. Total fees and expenses related to this recapitalization are estimated at approximately $19 million, of which approximately $4 million had been incurred prior to April 30, 2003.

(c)
On May 29, 2003, we reached an agreement in principle with respect to various matters with the PBGC. The agreement, among other things, requires us to make a $5 million pension plan contribution at the time of the closing of the recapitalization.

Voting Agreements

        Preferred Stock Lock-Up and Voting Agreement.    Concurrently with the execution of the recapitalization agreement, the New Investors and certain holders of our existing preferred stock, representing approximately 63.4% of our outstanding existing preferred stock, entered into a voting agreement. As part of this agreement, certain of our existing preferred stockholders agreed to consent to the amendment to the existing preferred stock certificate of designation so as to permit the conversion of the existing preferred stock as contemplated by the recapitalization agreement and granted a proxy to certain of the New Investors to vote their shares accordingly. Accordingly, the approval of the existing preferred stockholders is expected to be assured. Additionally, these existing preferred stockholders agreed not to transfer their shares of existing preferred stock unless such transferee agrees to be bound by the terms of the voting agreement. The holders also agreed not to engage in discussions with other parties concerning alternative proposals relating to Samsonite.

        Common Stock Voting Agreement.    Concurrently with the execution of the recapitalization agreement, the New Investors and certain holders of our common stock, representing approximately 50.9% of our outstanding common stock, entered into a voting agreement. Under the terms of the voting agreement, these common stockholders agreed to vote in favor of the amendments to our certificate of incorporation which are necessary for the completion of the recapitalization and granted a proxy to certain of the New Investors to vote their shares accordingly. These common stockholders also agreed not to transfer their shares of common stock unless the transferee agrees to be bound by the terms of the voting agreement. The holders also agreed not to engage in discussions with other parties concerning alternative proposals relating to Samsonite.

The Solicitations

        General.    We have agreed with the New Investors to cooperate with each other in the preparation of the documents related to this common stock proxy solicitation, the preferred stock consent solicitation and the notes consent solicitation. A detailed description of the solicitations is set forth in this proxy statement under the section entitled "The Recapitalization Agreement" beginning on page 44.

        The Common Stock Proxy Solicitation/Charter Amendments.    In the recapitalization agreement, we agreed to commence a solicitation of proxies from the holders of our common stock. We have prepared this proxy statement to satisfy this obligation.

        The recommendation of our Board of Directors to approve the amendments is included in this proxy statement, but our Board of Directors may withdraw or modify the recommendation in a manner adverse to the New Investors if it determines, after consultation with outside legal counsel, that the failure to so act would create a reasonable likelihood of a breach by our Board of Directors of its fiduciary duties under applicable law.

        The Preferred Stock Consent Solicitation/Certificate of Designation Amendment.    In the recapitalization agreement, we agreed to commence a solicitation of consents from the holders of our existing preferred stock to amend the certificate of designation governing the existing preferred stock to add a conversion feature whereby we would have the right to convert the existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants. Holders of our existing preferred stock will be given the opportunity to elect to receive either (i) new convertible preferred stock and common stock or (ii) common stock and warrants to purchase additional shares of common stock.

        Notes Consent Solicitation.    In the recapitalization agreement, we agreed to commence a solicitation of consents from the holders of our notes to amend the definition of "permitted holders" contained in the indenture governing the terms of the notes, which we refer to as the "note indenture,", to include the New Investors so that, for the avoidance of doubt, consummation of the recapitalization transactions will not give rise to an obligation for us to offer to redeem the notes. The amendment to the indenture referred to above will be executed immediately upon approval by a majority of the holders of the notes; provided, however, that the amendment to the indenture shall cease to be effective if the recapitalization is not completed.

Sale of New Convertible Preferred Stock

        The New Investors have agreed to purchase an aggregate of $106 million of our new convertible preferred stock. Each of the New Investors has agreed to invest $35.3 million in our new convertible preferred stock. We have been advised by Ares that affiliates of Ares currently own approximately 74,000 shares (with a liquidation preference at March 15, 2003 of approximately $88 million) of our existing preferred stock, representing approximately 26% of all outstanding existing preferred stock, and no shares of common stock. Immediately following the recapitalization, Ares and its affiliates will own approximately 28% of our outstanding voting stock. Bain Capital and Teachers' will each own approximately 14% of our outstanding voting stock.

        Following the closing of the recapitalization, the New Investors may collectively sell up to $2.1 million of their new convertible preferred stock to certain members of our management team.

        Concurrently with the closing of the recapitalization, we will pay a $1 million structuring fee to each of Ares and Bain Capital. In addition, it is anticipated that following the closing of the recapitalization, the New Investors will request that we enter into an advisory agreement with them or their designees pursuant to which we would agree to pay them or their designees an annual management fee up to a maximum aggregate amount of $1.5 million. Such advisory agreement will be subject to the approval of our Board of Directors in office following the recapitalization.

        Our new convertible preferred stock will, assuming the full amount of our new convertible preferred stock is elected to be received, be initially convertible into an aggregate of 381 million shares of common stock, representing a conversion price of $0.42 per share of underlying common stock based on the $106 million aggregate purchase price and representing approximately 63% of our outstanding voting stock. Our new convertible preferred stock will vote with the common stock on an as-converted basis on all matters submitted to a vote of common stockholders.

        For a description of the principal terms of our new convertible preferred stock, see "Description of Preferred Stock—Description of New Convertible Preferred Stock" beginning on page 73.

New Revolving Credit Facility

        In connection with the recapitalization, we anticipate that our existing credit agreement will be replaced with a new $60 million revolving credit agreement. The facility will consist of a $35 million U.S. revolving loan and a $25 million European revolving loan. The term of the facility will be four years.

        A detailed description of the new facility based upon a commitment letter with General Electric Capital Corporation is set forth in this proxy statement under the section entitled "The New Revolving Credit Facility" beginning on page 71.

Reconstitution of Board of Directors

        Concurrently with the closing of the recapitalization, our Board of Directors will be reconstituted to include nine directors, six of whom must be independent directors and eight of whom will be nominees of the New Investors.

Stockholders Agreement

        Concurrently with the closing of the recapitalization agreement, we will enter into a stockholders agreement with the New Investors and an affiliate of Ares that owns shares of our existing preferred stock relating to the ownership rights and our corporate governance following the recapitalization, a copy of which is attached to this proxy statement as Annex B. A detailed description of the stockholders agreement is set forth in this proxy statement under the section entitled "The Stockholders Agreement" beginning on page 60.

        Under the terms of the stockholders agreement, each of the New Investors will take all actions in their power to reconstitute our Board of Directors as provided above. The New Investors have also agreed to take all actions in their power to elect nominees selected by the New Investors to our Board of Directors in the future, as more fully described in the stockholders agreement. Our ability to take certain actions, including amending our Charter, commencing bankruptcy proceedings and taking certain corporate actions (including debt incurrences, stock issuances, asset sales and the like), will be subject to the written consent of either all or two-thirds (depending on the action) of the New Investors so long as the New Investors collectively continue to hold 25% of our outstanding voting stock. At any time after the fifth anniversary of the closing of the recapitalization, subject to certain limitations, two of the New Investors acting jointly, and after the sixth anniversary of the closing, each of the New Investors, will have the right to cause the sale of Samsonite, but our obligations to pursue such a sale will be subject to our Board of Directors' ability to discharge properly its fiduciary duties. In addition, we will agree in the stockholders agreement to grant the New Investors registration rights and preemptive rights. The stockholders agreement also contains tag-along rights, which allow the New Investors to force a stockholder, which is a party to the stockholders agreement and which proposes to sell shares of stock, to include shares held by the New Investors in such proposed sale, and drag-along rights, which allow the New Investors to force the other stockholders, which are parties to the stockholders agreement to sell their shares of stock if the New Investors are selling their stock.

Amendment of Shareholder Rights Plan

        Prior to the execution of the recapitalization agreement, we and Equiserve Trust Company, N.A., as rights agent, amended our rights agreement governing our shareholder rights plan to provide that none of the New Investors would become an "Acquiring Person" (as defined in the rights agreement), nor would a "Triggering Event" (as defined in the rights agreement) be deemed to occur, as a result of the execution of the recapitalization agreement or the consummation of the recapitalization transactions. In addition, the rights agreement was amended to provide for the expiration of the rights agreement upon the closing of the recapitalization.

Background of the Recapitalization

        We are one of the world's largest manufacturers and distributors of luggage products. Our products are sold in more than 100 countries and are manufactured around the world at seven company-operated facilities.

        On September 11, 2001, terrorists, through the use of hijacked airplanes, attacked the World Trade Center towers in New York City and the Pentagon in Washington D.C. These terrorist attacks negatively affected the U.S. and other regional economies in which we had operations and, more severely, these attacks had a devastating effect on the global travel industry and related businesses.

        As stock markets fell in response to the terrorist attacks on September 11, 2001, our market capitalization dropped below Nasdaq standards required for continued listing. Our stock price did not recover sufficiently during the ensuing 30-day period and, as a result, as of January 15, 2002, our common stock was delisted from the Nasdaq SmallCap Market and shortly thereafter, our common stock began trading on the OTC Bulletin Board.

        In addition, we are highly leveraged. Our outstanding debt obligations and the liquidation value of our existing preferred stock totaled approximately $760.5 million at January 31, 2003. A substantial portion of our bank debt was scheduled to mature on June 24, 2003. Additionally, the outstanding amount of our existing preferred stock was increasing through "pay-in-kind" dividends at a rate of 13 7/8% per year, thereby causing significant earnings dilution for our common stockholders.

        Under the terms of our existing preferred stock, we are required to begin paying dividends in cash after June 15, 2003. If we do not declare and pay these cash dividends, the dividends will begin to accumulate at a rate of 15 7/8% per annum until paid in cash in full. In addition, if we fail to declare and pay the cash dividends for any two dividend payment dates, we are required to adjust the number of our directors by the number necessary to permit the holders of our existing preferred stock, voting separately and as one class, to elect the lesser of two directors or that number of directors constituting at least 25% of our entire Board of Directors.

        The negative market conditions described above, combined with our highly leveraged capital structure, began to threaten our business and relationships with our suppliers and vendors. Senior management and our Board of Directors were of the view that our ability to expand our business and increase stockholder value was significantly constrained by, among other things, our highly-leveraged capital structure and the "pay-in-kind" dividend provisions of our existing preferred stock. Accordingly, in December 2001, we retained Berenson Minella & Company as our financial advisor to review preliminarily with our Board of Directors strategic options that might be available to us to enhance stockholder value, to identify potential lenders to refinance our existing secured credit facility and to assist us in negotiating an amendment to or refinancing of our senior credit facility. Pursuant to the terms of our financial advisor agreement with Berenson Minella, we paid them a monthly consulting fee.

        On May 3, 2002, our Board of Directors received two preliminary proposals from investors seeking to purchase new equity in and recapitalize us. One proposal was made by Artemis SA, which we refer to as "Artemis," which currently owns approximately 30% of our outstanding common stock through its subsidiary, Artemis America Partnership, while the other proposal was from a group of investors led by Ares Management L.P., an affiliate of Ares, which currently owns approximately 26.4% of our existing preferred stock. To avoid actual or apparent conflicts of interest resulting from negotiating with existing stockholders with representatives sitting on our Board of Directors, a special committee of our Board of Directors was formed to consider and evaluate these proposals. At the same time, our Board of Directors instructed our financial advisor to seek out additional parties who might be interested in a strategic transaction with us. Despite these efforts, no other offers were received.

        The special committee of our Board of Directors requested that Artemis and Ares Management join together and present us with a single recapitalization proposal. Pursuant to the special committee's request, on June 27, 2002, Artemis and Ares Management submitted a joint proposal to participate in a deleveraging or recapitalization transaction involving Samsonite. Under the terms of their initial recapitalization proposal, Artemis, Ares Management and other investors (including Teachers') would have purchased shares of a new series of convertible preferred stock for an aggregate of $160 million, our existing preferred stock would have been redeemed for a combination of common stock and cash, a portion of our notes would have been retired at a discount to par value and our existing credit facility would have been refinanced with a new term loan and credit facility. On July 19, 2002, we entered into an exclusivity agreement with Artemis and Ares Management that provided for a 45-day period of exclusive negotiations with respect to the Ares Management/Artemis recapitalization proposal. We, Ares Management and Artemis engaged in substantial negotiations, during and after the exclusivity period. Artemis withdrew its proposal on October 4, 2002 and withdrew from any related discussions because the terms of the recapitalization proposal would not be agreed upon within an acceptable timeframe. Artemis was thereafter reimbursed for certain expenses in accordance with the exclusivity agreement previously entered into with them. Following Artemis' withdrawal, we and Ares Management continued to discuss alternatives for a possible recapitalization transaction not involving Artemis.

        After the principal investment bankers handling our engagement at Berenson Minella moved to Jefferies & Company, Inc., we retained Jefferies to advise and assist us with respect to our options to reduce our debt and improve our capital structure and we ceased paying any further fees to Berenson Minella at that time. In early 2003, we worked together with Jefferies to replace our existing senior credit facility because a substantial portion of our bank debt was scheduled to mature on June 24, 2003. At the same time, Ares Management engaged in discussions with other investors interested in participating in a potential recapitalization transaction.

        On January 29, 2003, we received a joint proposal from the New Investors to deleverage and recapitalize the company. Under the terms of this recapitalization proposal, the New Investors would purchase 106,000 shares of a series of our new convertible preferred stock for an aggregate of

$106 million and our existing preferred stock would be converted into approximately 54,000 shares of our new convertible preferred stock (with an aggregate liquidation preference of approximately $54 million) and approximately 204.8 million shares of common stock. As part of the proposal, the New Investors proposed that we enter into a 45-day period of exclusive negotiations pursuant to an agreement between us and the New Investors, which we refer to as the "exclusivity agreement," in order to allow us and the New Investors time to reach agreement on definitive terms and conditions for the proposed recapitalization transaction.

        At a meeting held on February 5, 2003, our Board of Directors discussed the terms of the proposed recapitalization and the exclusivity agreement. After considering the proposal, our Board of Directors authorized our financial and legal advisors to conduct negotiations with the New Investors regarding the exclusivity agreement and terms and conditions for the recapitalization. Our Board of Directors resolved to disband the special committee since the previously identified apparent or potential conflicts of interest were no longer present because Artemis withdrew its proposal and none of the New Investors were represented on our Board of Directors. Our Board of Directors also reviewed a proposal from General Electric Capital Corporation, which we refer to as "GE Capital," to refinance our existing senior credit facility, independently of the recapitalization, with a $150 million credit facility, $50 million of which would be committed by GE Capital and the balance of which would be syndicated to other financial institutions. Our Board of Directors instructed our management and financial advisors to begin negotiating a final proposal with GE Capital as soon as possible, because a substantial portion of our bank debt was scheduled to mature on June 24, 2003.

        On February 11, 2003, we agreed to negotiate exclusively with the New Investors regarding the proposed recapitalization for a period of 45 days and to reimburse them for certain of their costs and expenses incurred in connection with pursuing a recapitalization. On February 14, 2003, we issued a press release announcing the receipt of the recapitalization proposal from the New Investors.

        From early February 2003 through the end of April 2003, each of GE Capital and the New Investors, and their respective legal representatives, conducted extensive due diligence reviews of our operations and provided us with expanded due diligence requests. We responded to their diligence requests by, among other things, providing additional documentation, preparing disclosure schedules and making various personnel available to meet with representatives of GE Capital and the New Investors. During this period, members of our Board of Directors negotiated directly with the New Investors regarding the proposed terms of the new convertible preferred stock and were able to obtain changes which were beneficial to us.

        At a meeting held on February 20, 2003, our Board of Directors discussed the status of the credit facility refinancing proposal received from GE Capital. At this meeting our financial advisor explained the material terms of the proposal. Richard H. Wiley, our chief financial officer, presented our Board of Directors with a comparison of the key features of this proposal to our existing senior credit facility. Our Board of Directors authorized our management to enter into the necessary commitment letters related to the proposed refinancing of our senior credit facility.

        During this time, our compensation committee considered the conditions under which proposed management incentive bonuses in respect of the performance for the fiscal year ended January 31, 2003 would be payable, including, among other things, upon the successful completion of the proposed recapitalization or a similar transaction.

        On a conference call held on March 13, 2003, our management and financial and legal advisors and the New Investors and their legal advisors discussed issues relating to the structure of the recapitalization, including our concern that the recapitalization could cause a change of control event under the terms of our note indenture. After discussing issues relating to these change of control provisions, we determined that the recapitalization would be conditioned upon the amendment of our note indenture to specifically provide that the New Investors would be defined as "permitted holders"

of our common stock. The New Investors also informed us that they would require voting agreements from some of our common stockholders. Under the terms of these proposed voting agreements, common stockholders would agree to vote in favor of, and otherwise support, certain required proposals which are necessary for the completion of the recapitalization.

        Shortly thereafter we received from the legal advisors of the New Investors an initial draft of the recapitalization agreement and an initial draft of the new convertible preferred stock certificate of designation containing the detailed terms of the new preferred stock we would issue in connection with the recapitalization. During this period, our management and legal and financial advisors continued to discuss the terms and structure of the proposed recapitalization. Following an initial review of the agreements, we provided comments to the New Investors regarding our issues with the structure of the recapitalization and the terms of the recapitalization agreement.

        Following receipt of a revised draft of the agreements, on April 2 and April 3, 2003, our management and legal and financial advisors met with the New Investors and their legal counsel to discuss the structure of the recapitalization and various issues relating to the draft agreements. During this meeting, the parties discussed the timing of the recapitalization as well as the timing of the various stockholder and noteholder solicitations which would be required to complete the recapitalization. The parties also reviewed the New Investors' efforts, on our behalf, to secure commitments for a new bank credit facility. The parties also discussed the terms of the recapitalization agreement, including the closing conditions, termination events and termination fees.

        On April 8, 2003, the New Investors circulated an initial draft of a stockholders agreement to be entered into among us, the New Investors and certain of the holders of our new convertible preferred stock. On April 10, 2003, we extended the exclusivity period for negotiating the terms of the recapitalization solely with the New Investors from April 11, 2003 to April 30, 2003. As part of the extension, we agreed to increase the reimbursement amount for their expenses from $500,000 to $750,000.

        Thereafter, negotiations among the parties and each of their legal advisors continued regarding several outstanding issues related to the recapitalization, including the termination provisions of the recapitalization agreement and the structure of the recapitalization, and the proposed amendments to our note indenture which were a condition to successfully completing the recapitalization.

        At a telephonic meeting held on April 19, 2003, our Board of Directors discussed the status of the negotiations with the New Investors related to the proposed recapitalization and the proposed credit facility with GE Capital to be entered into independent of the recapitalization. Our legal advisors updated our Board of Directors on the status of negotiations related to the recapitalization and covered various issues, including closing conditions, termination events and the amount of and conditions under which a termination fee would be paid, as well as other related agreements and related corporate governance topics. Our financial advisor reported on the status of negotiations of a definitive credit agreement and supporting documents for the $150 million GE Capital credit facility and discussed the extensive work which was already completed to satisfy GE Capital's due diligence requests.

        During the period from April 19, 2003 until April 24, 2003, our financial and legal advisors continued their discussions regarding the terms of the proposed recapitalization with the New Investors, as well as the terms of the GE Capital credit facility. Among the issues discussed was the minimum level of stock which, if held by the New Investors, would obligate us to seek their approval prior to us taking certain actions. As a result of these discussions, the parties agreed that this obligation would continue only so long as the New Investors held, in the aggregate, at least 25% of our voting stock.

        At a meeting on April 24, 2003, our Board of Directors met to discuss the terms and status of negotiations relating to the proposed recapitalization and the proposed GE Capital credit facility. Prior to the meeting, our Board of Directors was supplied with summaries of each of the transaction documents relating to the recapitalization and summaries of the GE Capital credit facility as well as drafts of the principal transaction documents related to the recapitalization. At this meeting, our Chief Financial Officer and our legal advisors reported on the status of negotiations relating to the proposed closing conditions to the GE Capital credit facility, as well as the proposed recapitalization. Our management expressed its concerns to the Board of Directors regarding the burdensome nature of many of the provisions of the proposed GE Capital credit facility. Our legal advisors reviewed the legal aspects of the proposed recapitalization, including the Board of Directors' fiduciary duties, the terms of the recapitalization and changes negotiated to the recapitalization agreement and other documents related to the recapitalization. During the meeting, our financial advisor reviewed our current financial situation and the issues raised by our overburdened capital structure, discussed the background, assumptions and valuation techniques underlying our financial advisor's fairness opinion and discussed the various alternatives available to us. Following these discussions, our Board of Directors instructed our legal and financial advisors to continue negotiating the terms of the recapitalization with the New Investors in order to finalize the documents related to the recapitalization.

        In connection with these discussions, our Board of Directors directed our legal and financial advisors to pursue negotiations relating to, among other things, a rights offering in which our common stockholders would be given the opportunity to purchase shares of our new convertible preferred stock, which we refer to as the "rights offering," and negotiations relating to a proposal which would have required the New Investors to include our other stockholders in any proposed sale of all or substantially all of the New Investors' shares, which we refer to as the "drag-along rights." After substantial negotiations, the New Investors rejected these proposals but did make concessions favorable to us regarding the definition of an "independent director" and regarding the maximum number of shares which the New Investors could acquire without being required to purchase all of our then outstanding common stock.

        On April 29, 2003, our Board of Directors held a telephonic meeting to review the status of the proposed recapitalization, the proposed $150 million credit facility with GE Capital to refinance our existing senior credit facility and, alternatively, to consider an extension of our existing senior credit facility because a substantial portion of our bank debt was scheduled to mature on June 24, 2003. Our Board of Directors reviewed the status of negotiations regarding the recapitalization agreement and discussed with our legal advisors the possibility of filing for a "prepackaged" plan of reorganization under the U.S. Bankruptcy Code, and reviewed the relative advantages and disadvantages of such a filing, including the potential impact on our business. Our Board of Directors also discussed the fees and expenses that would be incurred if the recapitalization was pursued but was not ultimately successful. After a full discussion of the matters considered by our Board of Directors, our Board of Directors, by the unanimous vote of directors (other then Luc Van Nevel, who abstained from the vote), approved, subject to finalizing the agreements, the recapitalization agreement and the related agreements and recommended that our stockholders vote to approve the amendments discussed in Proposals 1 through 3 of this proxy statement. Mr. Van Nevel abstained from this vote in light of the fact that our management, including Mr. Van Nevel, would be given the opportunity to purchase shares of the new convertible preferred stock from the New Investors following the recapitalization. On April 30, 2003, we obtained various waivers under our senior credit facility which had the effect of giving us more time to complete a recapitalization of the company.

        On April 30, 2003, we obtained an amendment to our existing bank credit facility that would extend the maturity date of the facility's revolving credit and European term loans from June 24, 2003 to June 24, 2004. The amendment to our existing bank credit facility was conditioned on, among other things, resolution of various matters with the PBGC in a manner satisfactory to the New Investors and our lenders.

        On May 1, 2003, we finalized the agreements with the New Investors and executed the recapitalization agreement. On the same day, we issued a press release announcing that we had entered into a recapitalization agreement with the New Investors.

        On May 29, 2003, the amendment to our existing bank credit facility, which extends the maturity date of the facility's revolving credit and European term loans from June 24, 2003 to June 24, 2004, became effective as a result of us reaching an agreement with respect to various matters with the PBGC. Definitive documentation of the resolution of the PBGC matter is a condition to consummation of the recapitalization.

Recommendation of the Samsonite Board of Directors; Samsonite's Reasons for the Recapitalization

        At the meeting held on April 29, 2003, our Board of Directors determined that the recapitalization and the transactions contemplated thereby were and are advisable, fair to and in the best interests of us and our stockholders, approved the recapitalization, including a new investment of $106 million, the conversion of our existing preferred stock and the other transactions contemplated thereby, and determined to recommend to holders of our common stock that they vote for approval of each of the charter amendments.

        The decision of our Board of Directors to approve the recapitalization and to recommend approval of each of the charter amendments was based on a number of factors. The following are the material factors considered by our Board of Directors:

  •
  our Board of Directors' belief that, absent a transaction such as the recapitalization to significantly reduce our level of indebtedness, our long-term viability could be in serious jeopardy;

  •
  our Board of Directors' concern that the continuous accretion of dividends on our existing preferred stock at the rate of 13 7/8% per annum, compounded quarterly, and the resulting increase in the liquidation preference of the existing preferred stock significantly impairs our ability to obtain additional equity financing on favorable terms, as well as our ability to increase common stockholder value;

  •
  the fact that outstanding borrowings under our existing bank debt was scheduled to mature on June 24, 2003 and the difficulties we would have in extending those credit agreements in the absence of an executed recapitalization agreement;

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  our Board of Directors' opinion that if the proposed recapitalization is not consummated, absent an extension or replacement of our bank borrowings, we would likely have been required to file for bankruptcy, in which event it is likely that there would be no value to our common equity;

  •
  the fact that the recapitalization would provide an immediate cash equity infusion through the sale of $106 million of our new convertible preferred stock, which would enable us to reduce significantly our indebtedness, and minimize the impact that the existence of a class of outstanding preferred stock with an increasing liquidation preference may have on the trading value of our common stock;

  •
  our Board of Directors' belief that the conversion of our existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants, when taken together with the other components of the recapitalization, should provide for a more realistic opportunity for our existing preferred stockholders to realize value from their investment;

  •
  our Board of Directors' recognition of certain opportunities which the recapitalization would offer to the holders of our existing preferred stock, including the opportunity to obtain common stock or securities convertible into common stock with the related upside potential, the opportunity to obtain the right to vote on all matters including the right to elect directors, and the opportunity to minimize the risks to the company associated with our existing capital structure;

  •
  the financial and other analyses presented by our financial advisor, including its opinion that the recapitalization and the related transactions are fair to us, our common stockholders and our preferred stockholders from a financial point of view as of the date of such opinion as discussed in "Opinion of Samsonite's Financial Advisor" on page 27;

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  management's willingness to invest an amount, after taxes, which is in excess of the bonuses awarded to them and payable in July 2004 absent a contemporaneous equity investment by them in the company;

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  the fact that the holders of approximately 63.4% of our existing preferred stock (including 50.3% of the outstanding shares of our existing preferred stock not held by the New Investors), and holders of approximately 51% of our common stock were willing to sign voting agreements in support of the transactions contemplated by the recapitalization agreement;

  •
  the fact that our efforts to pursue a recapitalization or to otherwise reduce our total level of indebtedness were publicly known and no other proposals were received;

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  the terms of the recapitalization agreement which would enable our Board of Directors, subject to certain limitations set forth therein, to consider another unsolicited acquisition proposal should one arise and to accept a superior proposal upon payment to the New Investors of a termination fee;

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  the terms of our new convertible preferred stock, which provide, among other things, for:

  •
  cumulative dividends at the rate of 8% for a period of 5 years, which rate will, thereafter, increase or decrease depending on the New Investors' then level of stock ownership and board representation and whether or not cash dividends have been paid,

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  the right of the holders to convert shares of our new convertible preferred stock into shares of our common stock at a conversion price of $0.42 per share of common stock, subject to certain adjustments, and

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  our right to redeem the new convertible preferred stock after the eighth anniversary; and

  •
  the terms of the stockholders agreement, which provide for:

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  the agreement among the New Investors regarding the election of directors, including provisions to help ensure that we have three independent directors at all times, and

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  rights, exercisable after the fifth anniversary, to require us, subject to the Board of Directors' exercise of its fiduciary duties, to effect a sale of the company.

        In addition to the foregoing, our Board of Directors considered the following countervailing factors:

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  the fact that, following completion of the recapitalization, the New Investors and their affiliates, though their ownership of our new convertible preferred stock and shares of common stock, will control, in the aggregate, approximately 56% of our outstanding voting stock, which would be sufficient to elect all directors and to authorize all actions requiring stockholder approval, thereby providing the New Investors and their affiliates, as significant stockholders, with sufficient votes to control our management and policies;

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  the fact that, so long as the New Investors own in the aggregate at least 25% of our outstanding voting stock, the stockholders agreement obligates us to seek the New Investors' approval prior to us taking certain actions;

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  the fact that issuance of the new convertible preferred stock and additional shares of common stock, as contemplated by the recapitalization agreement, would result in our existing common stock representing only approximately 3% of the outstanding common stock on an as-converted basis immediately following the recapitalization;

  •
  the fact that dividends on the new convertible preferred stock may accelerate in the event of a qualified listing or a change of control;

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  the conditions set forth in the recapitalization agreement and risk that the transactions contemplated thereby may not proceed, including the ability of the New Investors to terminate the recapitalization agreement upon the occurrence of a material adverse effect or our inability to reach a satisfactory agreement with the PBGC;

  •
  the limitations contained in the recapitalization agreement on our ability to solicit or pursue other third-party proposals, including the possibility that we may be required to pay to the New Investors, under the conditions specified in the recapitalization agreement, a termination fee of $8 million, including up to $3 million of expenses;

  •
  the fact that under certain analyses presented by our financial advisor, it may be possible for the holders of our existing preferred stock to receive greater value under the status quo than as a result of the recapitalization, although there was, in the judgment of our Board of Directors, a much higher degree of risk associated with securing these theoretically higher values;

  •
  the interests of some of our directors and members of our management which may be different from, or in addition to, your interests as stockholders, as more fully described in "Interests of Certain Persons" on page 43; and

  •
  certain risks associated with the recapitalization, as more fully described in "Risk Factors and Other Considerations" beginning on page 12.

        The foregoing discussion of the factors considered by our Board of Directors is not intended to be exhaustive, but includes the material factors considered by our Board of Directors. In reaching its decision to approve the recapitalization, our Board of Directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors.

Opinion of Samsonite's Financial Advisor

  Overview

        On December 24, 2002, we retained Jefferies & Company, Inc., which we refer to as "Jefferies," to act as our independent financial advisor in connection with the evaluation of various strategic alternatives available to us. At the meeting of our Board of Directors on April 29, 2003, Jefferies rendered its oral and written opinion, to the effect that, as of such date and based upon the assumptions made, matters considered and limits of review, as set forth in such opinion, the proposed recapitalization and related transactions were fair, from a financial point of view, to us and our common and preferred stockholders, other than the New Investors. Jefferies has not been requested to, and does not expect to, update its opinion again prior to the consummation of the recapitalization. No limitations were imposed by our Board of Directors upon Jefferies with respect to the investigations made or procedures followed by it in rendering its opinion.

        The full text of the Jefferies opinion, which sets forth assumptions made, matters considered and limitations on the scope of review undertaken, is attached to this proxy statement as Annex A and is incorporated herein by reference. The description of the Jefferies opinion set forth herein is qualified in its entirety by reference to the full text of the Jefferies opinion. We urge our stockholders to read the Jefferies opinion in its entirety.

        The Jefferies opinion is addressed to our Board of Directors and addresses only the fairness, from a financial point of view, of the recapitalization and the related transactions to us and our common and preferred stockholders, other than the New Investors, and does not address the merits of the underlying decision by our Board of Directors to engage in the recapitalization and the related transactions and does not constitute, nor should it be construed as, a recommendation to any of our stockholders as to how such stockholder should vote at the meeting.

        In conducting its analysis and arriving at its opinion, Jefferies, among other things: (i) reviewed the recapitalization agreement (including all schedules and exhibits thereto); (ii) reviewed certain financial and other information that was publicly available; (iii) reviewed information furnished by our management, including certain internal financial analyses, budgets, reports and other information; (iv) held discussions with various members of our senior management concerning historical and current operations, financial conditions and prospects, as well as the impact on us and our prospects of the economy and our industry, including the effect of the current geopolitical and economic environment; (v) reviewed the valuations of publicly traded companies which Jefferies deemed comparable to us; (vi) reviewed the acquisition valuation multiples of publicly traded companies which Jefferies deemed comparable to us; (vii) prepared a discounted cash flow analysis of us on a stand-alone basis based on information furnished by our management; and (viii) reviewed our common stock trading price history. In addition, Jefferies conducted such other quantitative and qualitative reviews, analyses and inquiries relating to us as Jefferies considered appropriate in rendering its opinion.

        In its review and analysis and in rendering its opinion, Jefferies relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy, completeness and fair presentation of all financial and other information that was provided to Jefferies by us or that was publicly available to Jefferies (including, without limitation, the information described above and the financial projections and financial models prepared by us regarding our estimated future performance), or that was otherwise reviewed by Jefferies. The Jefferies opinion was expressly conditioned upon such information (whether written or oral) being complete, accurate and fair in all respects.

        With respect to the financial projections and financial models provided to and examined by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. We informed Jefferies, however, and Jefferies assumed, that such projections and models were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of our management as to our future performance. In addition, in rendering its opinion, Jefferies assumed that we will perform in all material respects in accordance with such projections and models for all periods specified therein. Although such projections and models did not form the principal basis for the Jefferies opinion, but rather constituted one of many items that Jefferies employed, changes to such projections and models could affect the opinion rendered.

        Accordingly, Jefferies' analyses must be considered as a whole. Considering any portion of such analyses or the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed in the opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the opinion of which Jefferies becomes aware after the date of the opinion.

        In its review, Jefferies did not obtain any independent evaluation or appraisal of our assets or liabilities, nor did Jefferies conduct a comprehensive physical inspection of any of our assets, nor was Jefferies furnished with any such evaluations or appraisals for us or reports of such physical inspections for us, nor did Jefferies assume any responsibility to obtain any such evaluations, appraisals or inspections for us. The Jefferies opinion is based on economic, monetary, political, regulatory, market and other conditions existing and which could be evaluated as of the date of the opinion; however, such conditions are subject to rapid and unpredictable change and such changes could affect the conclusions expressed in the opinion. Jefferies made no independent investigation of any legal or accounting matters affecting us, and Jefferies assumed the correctness of all legal and accounting advice given to us and our Board of Directors, including, without limitation, advice as to the accounting and tax consequences of the transactions contemplated by the recapitalization agreement to us and our stockholders.

        In rendering the opinion Jefferies also assumed that: (i) the transactions contemplated by the recapitalization agreement will be consummated on the terms described therein without any waiver of any material terms or conditions and that the conditions to the consummation of such transactions set forth in the recapitalization agreement will be satisfied without material expense, except as noted therein; (ii) at the date of the opinion there was not, and there will not as a result of the consummation of the transactions contemplated by the recapitalization agreement be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which we or any of our subsidiaries or affiliates are a party; and (iii) all of our material assets and liabilities are, to the extent required to be so set forth or disclosed under generally accepted accounting principles, as set forth or disclosed in our consolidated financial statements.

        The Jefferies opinion addressed only the fairness from a financial point of view to us and our common and preferred stockholders, other than the New Investors, of the recapitalization and related transactions, and Jefferies did not recommend that we, our Board of Directors, any of our security holders or any other person should take any specific action in connection with the transactions contemplated by the recapitalization agreement, including without limitation how any security holder should vote on any matter relevant to such transactions or whether pursuant to the conversion the holders of our existing preferred stock should elect to convert such shares into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants to purchase shares of our common stock. The opinion does not constitute a recommendation of such transactions over any alternative transactions which may be available to us or our common and preferred stockholders, other than the New Investors, and does not address our underlying business decision to effect such transactions. Finally, Jefferies did not opine as to the market value or the prices at which any of the securities of our common and preferred stockholders, other than the New Investors, may trade at any time, nor as to the proper allocation of value in the transactions contemplated by the recapitalization agreement between the holders of the existing preferred stock and the holders of common stock.

        The Jefferies opinion was provided solely for the benefit and use of our Board of Directors in its consideration of the recapitalization and related transactions, was not on behalf of, and does not confer any rights or remedies upon, any other person, and may not be used or relied upon for any other purpose.

        The Jefferies opinion was one of many factors considered by our Board of Directors in deciding to approve the recapitalization and to recommend approval of each of the charter amendments.

  Valuation Analyses

        At the meeting of our Board of Directors held on April 29, 2003, Jefferies presented certain financial analyses accompanied by written materials in connection with the delivery of its opinion. The following is a summary of the material financial and comparative analyses performed by Jefferies in rendering its opinion and is being provided to you for your reference. The summary of the financial analyses is not a complete description of all of the analyses performed by Jefferies. Furthermore,

Jefferies did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

        As part of its approach to valuing our company, Jefferies utilized several complementary valuation methodologies:

  •
  Comparable Companies Analysis.  Jefferies derived our value in part by reference to publicly-traded companies that Jefferies believed to offer similar products, to have similar operating and financial characteristics and/or to service similar markets.

  •
  Comparable Transactions Analysis.  Jefferies derived our value in part relative to recent merger and acquisition transactions that Jefferies believed to involve similar businesses.

  •
  Discounted Cash Flow Analysis.  Jefferies derived our value in part as the sum of our unlevered free cash flows (before financing costs) over a forecast period and our terminal, or residual, value at the end of the forecast period.

  •
  In addition to the quantitative methodologies described above, Jefferies considered a number of qualitative factors which it believed affected valuation, including the following:

  Company Specific Qualitative Factors

    •
    our total obligations (debt and existing preferred stock) senior to our common stock have a face value of approximately $768 million;

    •
    the terms of the existing preferred stock (including the continuous accretion of dividends on our existing preferred stock at the rate of 13 7/8% per annum, compounded quarterly, and the resulting increase in the liquidation preference of the existing preferred stock), which are increasingly causing significant earnings dilution for our common stockholders and significantly impairs our ability to obtain additional equity financing on favorable terms, as well as our ability to increase stockholder value;

    •
    the terms of the existing preferred stock could precipitate a Samsonite-sponsored exchange offer or bankruptcy;

    •
    excessive leverage, given our business model and asset base:

    •
    lack of financial flexibility to mitigate a potential shortfall in earnings performance;

    •
    potential effect on the execution of our five-year business plan and forecast without a de-leveraging event;

    •
    lack of liquidity and institutional support and coverage for our common stock; and

    •
    our revenues and EBITDA are highly dependent upon the performance of our international operations and the global travel industry.

  Economy and Industry-Related Qualitative Factors

    •
    the current geopolitical and economic climate puts downward pressure on tourism and travel-related industries, and adds uncertainty to our business model and operating forecast going forward:

    •
    continued global economic softness;

    •
    impact of terrorism on global travel;

    •
    impact of Iraq conflict on global travel and the world economy; and

      •
      effect of severe acute respiratory syndrome (SARS) virus on global travel and regional economies, particularly Asia.

    In the view of Jefferies, these economy and industry-related qualitative factors increased the uncertainty relating to our performance in the second half of 2003.

        Although Jefferies considered our common stock trading price history, Jefferies determined that the absence of liquidity in the trading of our common stock and the wide spreads between the bid and ask prices of shares of our common stock made our historical trading price an inappropriate measure of the fairness of the recapitalization and related transactions.

        Implied Transaction Value.    Under the recapitalization and related transactions, Jefferies estimated the implied value of the existing preferred stock to be $140 million, based on the number of shares of new preferred stock and common stock to be received assuming the $333.4 million liquidation preference of the existing preferred stock (as of March 15, 2003) valued at $0.42 per share of common stock issued or issuable upon conversion of our new convertible preferred stock, and the implied value of the common stock to be $8 million, based on 19.9 million shares of common stock valued at $0.42 per share.

        Implied Total Enterprise Value and Related Multiples.    Jefferies defined our implied total enterprise value, which we refer to as "implied TEV," to be our total debt; plus (i) the aggregate implied value of our existing preferred stock after the recapitalization, (ii) the aggregate implied value of the common stock after the recapitalization, and (iii) the book value of our minority interests in consolidated subsidiaries; less cash. Assuming the recapitalization and related transactions will close on July 31, 2003, Jefferies, utilizing the above definition, estimated our implied TEV on such date to be $592.2 million, excluding the estimated fees of the recapitalization in excess of fees associated with the extension of our credit facility, or $607.2 million including such recapitalization fees. The recapitalization fees are estimates made as of the date of the Jefferies opinion. The estimate of our implied TEV excludes an estimated U.S. GAAP minimum pension liability for our U.S. pension plans of approximately $33.7 million at January 31, 2003, the inclusion of which would increase all of our valuation multiples. In addition, the Jefferies analysis did not take into account a $5.0 million pension plan payment under the PBGC agreement because such agreement was negotiated after Jefferies presented its analysis to our Board of Directors. In the view of Jefferies, the impact of the payment under the PBGC agreement is not material to its opinion.

        Jefferies then derived our pro forma multiples which are implied by our implied TEV by dividing our implied TEV by the following unaudited results of our operations for the fiscal year ended January 31, 2003: (i) revenues; (ii) operating earnings before interest, taxes, depreciation and amortization, as further adjusted for goodwill, asset impairment, restructuring charges and expenses, other add-backs, and currency hedge gains or losses realized in cash, which we refer to as "adjusted EBITDA" or "EBITDA"; and (iii) operating earnings before interest and taxes, which we refer to as "EBIT."

        As derived by Jefferies, the pro forma multiple for our implied TEV compared to our EBITDA of $91.4 million for the fiscal year ended January 31, 2003 was determined by Jefferies to be 6.5x excluding the estimated recapitalization fees, and 6.6x including such fees. The pro forma multiple for our implied TEV compared to our EBIT of $71.7 million for the fiscal year ended January 31, 2003 was determined by Jefferies to be 8.3x excluding the estimated recapitalization fees, and 8.5x including such fees. Jefferies determined the pro forma multiples for our implied TEV compared to our EBITDA and EBIT as a basis for comparison in its valuation analyses.

  Comparison of Values Determined Under Various Valuation Methodologies

        The range of indicative multiples derived by Jefferies is not purely mathematical but a judgment range determined by the relative comparability of specific companies and merger/acquisition transactions to us. Jefferies noted that almost all comparable transactions involved strategic buyers. Jefferies then compared the implied values of the existing preferred stock and common stock against the values derived under various valuation methodologies:

        Comparable Companies Analysis.    In its comparable companies analysis, Jefferies determined the following:

  •
  For revenues in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies on the basis of the judgment described above ranged from 0.5x to 1.0x, with implied intrinsic TEV ranging from $372 million to $744 million. The implied aggregate value to the holders of existing preferred stock and common stock, which represents implied TEV minus our assumed net debt of $433.2 million as of July 31, 2003, ranged from $(61) million to $311 million. The implied value to the existing preferred stockholders ranged from none to $311 million. There was no implied value to the common stockholders within that range of implied TEV, which was computed after deducting the $351.9 million liquidation preference of the existing preferred stock as of July 31, 2003.

  •
  For EBITDA in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies ranged from 5.5x to 7.0x, with implied intrinsic TEV ranging from $503 million to $640 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $70 million to $207 million, with the implied value to the existing preferred stockholders ranging from $70 million to $207 million, and no implied value to the common stockholders within that range of implied TEV.

  •
  For EBIT in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies ranged from 6.5x to 8.5x, with implied intrinsic TEV ranging from $466 million to $609 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $33 million to $176 million, with the implied value to the existing preferred stockholders ranging from $33 million to $176 million, and no implied value to the common stockholders within that range of implied TEV.

        Comparable Transactions Analysis.    In its comparable transactions analysis, Jefferies determined the following:

  •
  For revenues in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies ranged from 0.5x to 1.5x, with implied intrinsic TEV ranging from $372 million to $1,116 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $(61) million to $683 million, with the implied value to the existing preferred stockholders ranging from none to $352 million, and the implied value to the common stockholders ranging from none to $331 million.

  •
  For EBITDA in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies ranged from 6.5x to 8.5x, with implied intrinsic TEV ranging from $594 million to $777 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $161 million to $344 million, with the implied value to the existing preferred stockholders ranging from $161 million to $344 million, and no implied value to the common stockholders within that range of implied TEV.

  •
  For EBIT in the fiscal year ended January 31, 2003, the indicative multiples derived by Jefferies ranged from 8.0x to 10.0x, with implied intrinsic TEV ranging from $574 million to $717 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $141 million to $284 million, with the implied value to the existing preferred stockholders ranging from $141 million to $284 million, and no implied value to the common stockholders within that range of implied TEV.

        Discounted Cash Flow Analysis.    To calculate our free cash flows for its discounted cash flow analysis, Jefferies used our management's financial projections through the fiscal year ended January 31, 2007. Jefferies calculated the forecasted terminal value of the enterprise at January 31, 2007 by multiplying the forecasted EBITDA in the fiscal year ending January 31, 2007 by an EBITDA multiple ranging from 5.0x to 7.0x. Such range of EBITDA exit multiples was, in the judgment of Jefferies, appropriate for our company in the discounted cash flow analysis. To discount the projected free cash flows and the terminal value to present value, Jefferies calculated a weighted average cost of capital, which we refer to as "WACC," that they determined to be appropriate for our company, and then applied a range of discount rates around that WACC from 10.0% to 15.0%. Jefferies calculated net present value by discounting our projected free cash flows back to July 31, 2003. Jefferies noted that discounted cash flow valuation analyses have recently been less relevant in analyses of corporate transactions due to historic low interest rates, especially with respect to highly leveraged companies.

        The discounted cash flow analysis indicated that our implied TEV ranged from $554 million to $767 million. The implied aggregate value to the holders of existing preferred stock and common stock ranged from $121 million to $334 million, with the implied value to the existing preferred stockholders ranging from $121 million to $334 million, and no implied value to the common stockholders within that range of implied TEV.

  EBITDA Multiples Analysis

        Jefferies then determined the total implied value to the holders of common stock based on various EBITDA multiples under two scenarios, the status quo (assumes no recapitalization occurs) and pro forma for the recapitalization (assumes the recapitalization occurs on terms as described in this proxy statement), in each case at the following times: pro forma as of July 31, 2003 (the assumed closing of the recapitalization), and at a future exit as of January 31, 2007. In doing so, Jefferies assumed: (i) no occurrence of trigger events from the first through fourth anniversaries of the issuance of our new convertible preferred stock which would accelerate payment of accrued dividends; and (ii) our existing preferred stock and new convertible preferred stock are treated as if converted into common stock. In the status quo scenario at the assumed July 31, 2003 closing, under the following EBITDA multiples the total implied value to the common stockholders was determined to be: 5.5x - $(292.9) million; 6.0x - $(247.2) million; 6.5x - $(201.5) million; and 7.0x - $(155.8) million. In the status quo scenario at the assumed January 31, 2007 closing, under the following EBITDA multiples the total implied value to the common stockholders was determined to be: 5.5x - $(293.8) million; 6.0x - $(231.9) million; 6.5x - $(170.0) million; and 7.0x - $(108.1) million. In the recapitalization pro forma scenario at the assumed July 31, 2003 closing, under the following EBITDA multiples the total implied value to the common stockholders was determined to be: 5.5x - $4.9 million; 6.0x - $6.4 million; 6.5x - $7.9 million; and 7.0x - $9.4 million. In the recapitalization pro forma scenario at the assumed January 31, 2007 closing, under the following EBITDA multiples the total implied value to the common stockholders was determined to be: 5.5x - $10.9 million; 6.0x - $12.6 million; 6.5x - $14.3 million; and 7.0x - $16.0 million. For the recapitalization pro forma scenario at the assumed January 31, 2007 closing, the warrants expected to be given to the holders of our existing preferred stock who elect to receive common stock and warrants in the recapitalization are assumed to be out-of-the-money at the 5.5x, 6.0x and 6.5x EBITDA multiples.

        In determining the total implied value to the holders of common stock, Jefferies noted its view that, among other things:

  •
  Even if we reach our projected levels of performance over the forecast period, the holders of existing preferred stock have a preferred claim on all the "value enhancements" that might be gained over time, leaving no "arithmetic" value to the holders of our common stock.

  •
  As a result, the common stock should be valued as a claim in a future reorganization, exchange offer or bankruptcy.

  •
  The range of percentage ownerships generally received by the holders of our common stock in such a reorganization, exchange offer or bankruptcy are lower than those received in the recapitalization and related transactions.

        Jefferies further determined the total implied value to the holders of existing preferred stock based on various EBITDA multiples under the status quo and pro forma for the recapitalization scenarios, in each case at the following times: pro forma as of July 31, 2003, and at a future exit as of January 31, 2007. In doing so, Jefferies assumed: (i) no occurrence of trigger events from the first through fourth anniversaries of the issuance of our new convertible preferred stock which would accelerate payment of accrued dividends; and (ii) our existing preferred stock and new convertible preferred stock are treated as if converted into common stock. In the status quo scenario at the assumed July 31, 2003 closing, under the following EBITDA multiples the total implied value to the existing preferred stockholders was determined to be: 5.5x - $59.0 million; 6.0x - $104.7 million; 6.5x - $150.4 million; and 7.0x -$196.2 million. In the status quo scenario at the assumed January 31, 2007 closing, under the following EBITDA multiples the total implied value to the existing preferred stockholders was determined to be: 5.5x - $309.5 million; 6.0x - $371.4 million; 6.5x - $433.4 million; and 7.0x - $495.3 million. In the recapitalization pro forma scenario at the assumed July 31, 2003 closing, under the following EBITDA multiples the total implied value to the existing preferred stockholders was determined to be: 5.5x - $82.6 million; 6.0x - $107.7 million; 6.5x - $132.9 million; and 7.0x - $158.1 million. In the recapitalization pro forma scenario at the assumed January 31, 2007 closing, under the following EBITDA multiples the total implied value to the existing preferred stockholders was determined to be: 5.5x - $206.2 million; 6.0x - $238.0 million; 6.5x - $269.9 million; and 7.0x -$313.8 million. For the recapitalization pro forma scenario at the assumed January 31, 2007 closing, the warrants expected to be given to the holders of our existing preferred stock who elect to receive common stock and warrants in the recapitalization are assumed to be out-of-the-money at the 5.5x, 6.0x and 6.5x EBITDA multiples.

        In determining the total implied value to the holders of existing preferred stock, Jefferies noted its view that, among other things, the "arithmetic" value of the existing preferred stock under the "status quo-future exit as of January 31, 2007" scenario may be potentially greater than in the recapitalization and related transactions, but this analysis does not consider the high risk of our over-burdened capital structure:

  •
  The recapitalization and related transactions could allow the holders of existing preferred stock to obtain common stock or convertible securities, to obtain influence or control through representation on our Board of Directors, to eliminate the high risk that our over-burdened capital structure could precipitate a potential filing for bankruptcy (irreparably damaging our business), and to align their interests with management.

  •
  The existing preferred stockholders are unable to trigger a sale to generate the arithmetic value in the status quo scenario.

        Jefferies also noted other valuation considerations which it believed should provide additional comfort to our Board of Directors in its consideration of the recapitalization and related transactions:

  •
  Our company was broadly "shopped" in the summer of 2002 and no strategic buyers expressed interest in acquiring us.

  •
  The 2002 recapitalization proposal with Artemis and Ares Management was announced to the public in late 2002, and our receipt of the proposal for the recapitalization and related transactions with the New Investors was made public in February 2003, but other than the new proposal, interest expressed from financial buyers was extremely limited and no interest has been expressed since the fall of 2002.

  •
  Given the concentration of preferred stock ownership and the existing ownership stake of Ares affiliates, it is difficult for other third parties to rationalize the commitment of time and resources required to conduct due diligence and develop a firm alternative proposal.

  Available Alternatives

        Jefferies also considered certain alternatives available to us other than the recapitalization and related transactions and presented its assessment:

  •
  Maintaining the status quo with a new senior credit facility—concerns include management issues, our capital structure and refinancing difficulties.

  •
  Commencing an auction process with other parties—concerns include the fact that prior processes yielded little or no interest, timing, certainty, the effect on our business, management issues, our capital structure, refinancing difficulties and the priority of the existing preferred stock.

  •
  Commencing bankruptcy proceedings—concerns include the effect on our operations (particularly the European perception of a bankruptcy filing), and management issues.

        While the foregoing summary describes certain analyses and factors that Jefferies deemed material in its presentation to our Board of Directors, it is not a comprehensive description of all analyses and factors considered by Jefferies. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Jefferies believes that its analyses must be considered as a whole and that selecting any portion of its analyses or of the factors considered by it, without considering all analyses and factors, could create a misleading or an incomplete view of the evaluation process underlying the Jefferies opinion.

        Several analytical methodologies were employed and no one method of analysis should be regarded as critical to the overall conclusion reached by Jefferies. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on application of Jefferies' own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. Jefferies therefore gives no opinion as to the value or merit standing alone of any one or more parts of the analysis it performed. In performing its analyses, Jefferies considered general economic, market and financial conditions and other matters as they existed as of the date Jefferies rendered its opinion, many of which are beyond our control. The analyses performed by Jefferies are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be purchased.

Furthermore, no opinion was expressed by Jefferies as to the prices at which shares of our common stock would be traded at any future time.

  Jefferies and Samsonite

        Our Board of Directors retained Jefferies based on Jefferies' experience as a financial advisor in connection with mergers and acquisitions and in securities valuations generally. Jefferies has not done any prior investment banking business with us. Jefferies is a nationally recognized investment banking firm. Jefferies, as part of its investment banking business, is regularly engaged in the evaluation of capital structures, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services. In the ordinary course of its business, Jefferies may trade our securities for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities.

        Under the engagement letter between Jefferies and Samsonite (as amended), Jefferies received a fee of $500,000 upon the rendering of its fairness opinion. In addition, upon consummation of the recapitalization Jefferies will be entitled to an additional financial advisory fee of $3.45 million.

        Jefferies received a fee from Samsonite in the amount of $750,000 for its services in connection with the proposed $150 million credit facility described above under "Background of the Recapitalization." Jefferies received a $500,000 fee from Samsonite for its services in connection with the extension of our existing senior secured debt facility. For its services as financial advisor with respect to Samsonite's solicitation of consents from the holders of the notes described under "The Recapitalization Agreement—The Solicitations—Notes Consent Solicitation," Jefferies will, upon conclusion of a successful solicitation, be entitled to a 0.5% fee, except that such fee will be reduced (but not below zero) by any consent solicitation fee paid to the holders of the notes. The fees described in the immediately preceding paragraph of this proxy statement in connection with the recapitalization and the rendering of a fairness opinion will be reduced by 50% of such 0.5% fee.

        Under Samsonite's engagement letter with Jefferies, the aggregate fees payable to Jefferies in connection with the matters described above will in no event be less than $5.5 million. Finally, an additional discretionary fee of up to $500,000 may be paid to Jefferies at or after the closing based on the sole discretion of our Board of Directors.

        Whether or not the recapitalization is consummated, we have also agreed to reimburse Jefferies for certain reasonable and ordinary out-of-pocket expenses, including legal fees, and to indemnify Jefferies and certain related entities against certain liabilities arising out of or in connection with the services rendered by Jefferies under its engagement with us.

CAPITALIZATION AND OTHER FINANCIAL INFORMATION

Actual and Pro Forma Capitalization

        The following table presents our cash and cash equivalents, short-term obligations and capitalization as of January 31, 2003 (i) on an actual basis and (ii) as adjusted to give pro forma effect to the recapitalization as if it had occurred on January 31, 2003. In addition, the following table assumes that the full amount of new convertible preferred stock is elected to be received by the holders of our existing preferred stock in connection with the amendment to the terms of our existing preferred stock. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and the notes thereto, which are included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2003 and incorporated by reference herein.

	As of January 31, 2003
	Actual	After Recapitalization
	(in millions)
Cash and cash equivalents	$22.7	$22.7

Long-term and short-term obligations:
Credit facility:
Revolving credit facility(a)	$9.0	$7.6
European term loan	37.5	—
U.S. term loan	45.9	—
Senior Subordinated Notes	323.4	323.4
Other	16.7	16.7

	432.5	347.7

13 7/8% Senior Preferred Stock(b)	320.3	—
Stockholders' equity:
New convertible preferred stock	—	160.0
Common stock	0.3	2.3
Accumulated deficit, additional paid-in capital and other	(465.0)	(217.4)

Total stockholders' equity (deficit)	(464.7)	(55.1)

Total capitalization	$288.1	$292.6

(a)
Our revolving credit facility commitment will be reduced from $70 million to $60 million in connection with the recapitalization.

(b)
The carrying value of our existing preferred stock, which is mandatorily redeemable and which has a liquidation preference of $327.9 million at January 31, 2003, is recorded net of discount and issuance costs of $7.6 million, which are being amortized over the twelve-year term of the existing preferred stock.

Other Pro Forma Financial Information

        The recapitalization will have the effect of reducing our interest expense on our bank debt and dividends payable to our preferred stockholders. Interest expense will be reduced because we will have less debt outstanding as a result of using part of the proceeds from the recapitalization to repay: (1) our European term loan ($37.5 million at January 31, 2003), (2) our U.S. term loan ($45.9 million at January 31, 2003) and (3) the portion of our existing revolving credit facility not refinanced with the anticipated new $60 million revolving credit facility. Dividends payable to our preferred stockholders will be reduced as a result of the conversion of our existing preferred stock having a liquidation preference of $327.9 million at January 31, 2003 and a dividend rate of 13 7/8% into new convertible preferred stock, common stock and warrants and the issuance of new convertible preferred stock for cash. At the closing of the recapitalization, we expect to have outstanding new convertible preferred stock with a face amount of $160 million and an initial dividend rate of 8%. If the recapitalization had occurred as of February 1, 2002, we would have had pro forma interest expense, dividends to preferred stockholders, net loss to common stockholders, and loss per common share of $42.5 million, $13.2 million, $7.9 million and $0.04 per share, respectively, for the year ended January 31, 2003, as compared to reported results of $48.0 million, $42.8 million, $39.5 million and $1.99 per share, respectively. The foregoing pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the recapitalization had been consummated on the dates indicated nor is the data necessarily indicative of future operating results or financial position.

        As of January 31, 2003, we have estimated net operating loss carryforwards, which we refer to as "NOLs," of approximately $271 million for United States federal income tax purposes. These NOLs, if not utilized to offset taxable income in future periods, will expire in 2004 to 2023. We believe that the recapitalization, together with certain other changes in the ownership of our stock, will cause us to experience an "ownership change" within the meaning of Section 382 of the Internal Revenue Code. As a result, the amount of such NOLs which may be utilized to offset taxable income generated after consummation of the recapitalization will generally be subject to an annual limitation which will equal the product of (x) the value of all our outstanding stock immediately prior to the recapitalization (less certain capital contributions made to us during the two year period preceding the recapitalization) and (y) the "long-term tax-exempt rate" (determined monthly and, for ownership changes occurring in the month of May 2003, 4.58%). The annual limitation for a particular year will be increased by certain "recognized built-in gains" and the amount of any unused annual limitation amount from prior years. We cannot currently determine whether this limitation will have a material adverse impact on our financial resources and liquidity.

CERTAIN ESTIMATES OF FUTURE OPERATIONS AND OTHER INFORMATION

        Prior to entering into the recapitalization agreement, we provided to the New Investors certain nonpublic estimates as to our possible future performance for the fiscal years ending January 31, 2004 through 2007, which we refer to as the "projections." The projections were prepared by management and were based on management's monthly business plan for the fiscal year ending January 31, 2004, which we refer to as the "business plan," estimates of annual performance through the fiscal year ending January 31, 2007 and a subsequent updated forecast of fiscal 2004 sales and Adjusted EBITDA prepared in April 2003. The projections were provided to our financial advisor. "The Recapitalization—Opinion of Samsonite's Financial Advisor."

        We regularly prepare an annual business plan on a monthly basis prior to the beginning of each fiscal year and annual projections for several years thereafter. Management uses these plans to manage our business and monitor performance.

        In April 2003, the New Investors received our updated forecast of sales and Adjusted EBITDA for the current fiscal year that we routinely prepare each quarter. While that forecast of fiscal 2004 Adjusted EBITDA was close to 98% of our business plan, our business plan calls for more than 84% of fiscal 2004's Adjusted EBITDA to be earned in the last three quarters of the year, and there is no assurance that the forecast for the full year will be achieved. In addition, because the composition of our Board of Directors will change after the recapitalization, it is possible that many of the strategies and assumptions underlying the projections will change after the recapitalization. We were informed by the New Investors that they considered but did not rely on, and take no position with respect to, the projections or the assumption on which they are based.

        The following table summarizes certain information contained in the projections provided to the New Investors:

	Fiscal Year Ended January 31,			Fiscal Year Ending January 31,
	2001	2002	2003	2004	2005	2006	2007
	(in millions)
Net sales(a)	$784	$736	$744	$781	$861	$911	$964
Operating income(b)	$51	$21	$70	$73	$75	$93	$104
Depreciation expense	21	20	18	18	18	18	19
Amortization and impairment of intangible assets	4	8	1	1	1	1	1
Asset impairment and restructuring charges and expenses	8	19	6	0	8	0	0
Realized gain (loss) on foreign currency forward contracts	6	2	(4)	0	0	0	0

Adjusted EBITDA(b)(c)	$90	$70	$91	$92	$102	$112	$124

Capital expenditures, excluding U.S. Logistics Project(b)	$19	$13	$11	$17	$18	$19	$21

(a)
Our forecast of fiscal 2004 sales at $781 million prepared in April 2003 reflects the anticipated impact of current business conditions known to management, including estimates of the length of time and level of strain on the travel industry caused by the possibility of additional terrorist attacks, the spread of the SARS disease and armed conflicts in the Middle East. We assumed an improved business climate in general and in the travel industry when we prepared our projected sales plan for fiscal 2005 through 2007. Our business is significantly impacted by factors that are beyond our control and we cannot assure you that our assumptions regarding the timing or magnitude of improvements in the travel industry or the business climate generally are accurate. See "Risk Factors and Other Considerations."

(b)
Management's projections include the effect of converting our vacated manufacturing building in Denver, Colorado into a centralized warehouse and distribution center at a net cost of approximately $8 million after proceeds from sale of excess assets. Projected estimated cash savings in warehousing and distribution costs after completion of this project of $0.7, $2.4 and $2.6 million in fiscal 2005, 2006 and 2007, respectively, were based on an assumed project start date of February 1, 2003. We estimated that the U.S. logistics construction project would be completed 21 months after the project starts. The start of the U.S. logistics project has been delayed from this plan assumption because the feasibility, timing and scope of this project are contingent upon the recapitalization and approval of the New Investors. Due to the delay in starting this project, we believe that the $0.7 million of savings projected in fiscal 2005 and over $1 million of savings in fiscal 2006 will not be realized. Furthermore, because it is not known when we will start the project, there is no assurance that any of the projected U.S. logistics project savings will be realized.

(c)
The calculation of Adjusted EBITDA above and the following reconciliation of Adjusted EBITDA to net cash provided by operating activities are prepared on a basis consistent with these calculations contained in our press release dated May 1, 2003, announcing financial results for the fourth quarter and fiscal year ended January 31, 2003. Management provided the projected net cash from operating activities below to the New Investors based on the existing capital structure without giving effect to the recapitalization.

	Fiscal Year Ended January 31,			Fiscal Year Ending January 31,
	2001	2002	2003	2004	2005	2006	2007
	(in millions)
Adjusted EBITDA	$90	$70	$91	$92	$102	$112	$124
Restructuring related expenses, not previously accrued	(1)	(5)	(3)	0	0	0	0
Cash provided by (used in) changes in operating assets and liabilities	6	12	(1)	(19)	(14)	(10)	(11)
Pension and other post-retirement plan payments	(1)	(3)	(2)	(1)	(12)	(6)	(3)
Non-cash operating additions (subtractions)
Amortization and write-off of debt issue costs and premium	2	2	3	2	1	1	1
Provision for doubtful accounts	2	1	1	1	1	1	1
Deferred income tax expense (benefit)	0	(1)	(1)	0	0	0	0
Pension and other post-retirement plan loss (gain)	(6)	(5)	(4)	1	5	6	6
Other, net	1	1	(1)	0	0	0	0
Income (expense) excluded from Adjusted EBITDA
Interest income	1	1	1	1	1	1	1
Interest expense	(50)	(49)	(48)	(47)	(48)	(48)	(45)
Income tax expense	(12)	(7)	(3)	(11)	(14)	(15)	(18)
Minority interest in earnings of subsidiaries	(3)	0	(2)	(3)	(3)	(4)	(5)
Other income (expense) items, net	(2)	(4)	(9)	(6)	(2)	(2)	(2)

Net cash provided by operating activities	$27	$13	$22	$10	$17	$36	$49

        The projections were prepared for internal use in our budgeting and other management decisions and are subjective in many respects and thus susceptible to interpretations and periodic revision based on actual experience and business developments. The projections also reflect numerous estimates and assumptions relating to our business that are inherently subject to significant economic, industry and competitive uncertainties, all of which are difficult to predict and many of which are beyond our control.

        It is important for our stockholders to understand that the projections were prepared for the limited purposes described above and not with a view to public disclosure. The forward-looking information set forth above is included in this proxy statement solely because some or all of the projections were available to the New Investors and could have affected their respective investment decisions regarding the recapitalization. The projections were not intended to constitute a forecast of the likely results of our operations for the periods covered. The business plan and projections were not prepared in compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections or forecasts, and are based on numerous assumptions relating to factors that are outside of our control and may or may not be realized. For the foregoing reasons, and because our business is subject to numerous risks, uncertainties and other factors (see "Risk Factors and Other Considerations"), stockholders should not rely on the information contained above as an estimate or prediction of future performance. Actual results will most likely differ from those reflected above, and the differences could be substantial. Neither our auditors nor any other independent accountant has compiled or examined this information, and our auditors disclaim any association with this information. We disclaim any obligation to publicly update this information, or disclose any differences between our actual results and those reflected above. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

        We believe that operating earnings before interest, taxes, depreciation and amortization, as further adjusted to exclude goodwill and asset impairment charges, restructuring charges and expenses and certain items of other income and expense and to include realized currency hedge gains and losses, which we refer to as "Adjusted EBITDA", provides useful information regarding our ability to incur and service debt, but that it should not be considered a substitute for operating income or cash flow from operations determined in accordance with generally accepted accounting principles. Others may calculate EBITDA, or derivations thereof, in a manner differently than we have. Adjusted EBITDA does not take into consideration substantial costs and cash flows of doing business, such as interest expense, income taxes, depreciation, amortization, restructuring charges and expenses and certain items of other income and expense, and should not be considered in isolation to or as a substitute for other measures of performance. Adjusted EBITDA, as calculated by us, also excludes extraordinary items, discontinued operations, minority interest in earnings of subsidiaries, certain items of other income and expense and senior redeemable preferred stock dividends. Adjusted EBITDA does not represent funds available for discretionary use by us because those funds are required for debt service, capital expenditures, working capital, and other commitments and obligations. Neither EBITDA nor Adjusted EBITDA is an accounting term used in generally accepted accounting principles.

INTERESTS OF CERTAIN PERSONS

        Certain members of our management and our Board of Directors may be deemed to have interests in the recapitalization that are in addition to their interests as our stockholders. Our Board of Directors was aware of these interests and considered them, among other things, in deciding to approve the recapitalization and the recapitalization agreement and the other transactions contemplated by that agreement.

        Management Incentive Bonus Plan.    Pursuant to board resolutions adopted on April 29, 2003, our Board of Directors authorized management bonuses that require us to pay certain executive officers including Messrs. Van Nevel, Wiley, Sandler, Matton and Fremder and other key employees, on the earlier of (i) July 31, 2004 or (ii) the date the recapitalization occurs (but only if the named recipients of the cash bonuses make an investment in us that is acceptable to the New Investors). The maximum aggregate amount payable to our executive officers and other employees under this program may not exceed $2.65 million. It is expected that certain members of our management will purchase from the New Investors up to $2.1 million of new convertible preferred stock either simultaneously with or after the closing of the recapitalization.

THE RECAPITALIZATION AGREEMENT

        The following summary describes the material terms and conditions of the recapitalization agreement, but is not intended to be an exhaustive discussion of the recapitalization agreement. The rights and obligations of the parties are governed by the express terms and conditions of the recapitalization agreement, and not this summary or any other information contained in, or incorporated by reference into, this proxy statement. This summary is qualified in its entirety by reference to the recapitalization agreement and you are encouraged to read the entire recapitalization agreement. A copy of the recapitalization agreement is attached as Annex C to this proxy statement and is incorporated herein by reference.

The Recapitalization

        The recapitalization is comprised of a series of transactions which are described in more detail below. Our Board of Directors approved the recapitalization agreement and determined that the recapitalization is in the best interests of us and our stockholders, other than the New Investors, and fair to our stockholders, other than the New Investors, and deemed it advisable for us to consummate the recapitalization. Our Board of Directors also recommended that the holders of our common stock and existing preferred stock approve the amendments to our certificate of incorporation.

        The Investment.    As part of the recapitalization, the New Investors will make a cash investment of $106 million in us in exchange for shares of our new convertible preferred stock. In connection with the investment, Samsonite, the New Investors and an affiliate of Ares that owns shares of our existing preferred stock have agreed to enter into a stockholders agreement with respect to, among other things, the ownership of the new convertible preferred stock and our corporate governance following the recapitalization. The investment is conditioned upon the consummation of the notes consent solicitation, the conversion and the refinancing, all of which are described below.

        The Conversion.    Subject to the approval of the holders of common stock and the holders of existing preferred stock to amend the terms of the existing preferred stock, we will convert all of our outstanding existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants. If the amendment is approved, each holder of existing preferred stock will have the right to elect to receive either (i) new convertible preferred stock and common stock or (ii) common stock and warrants to purchase additional shares of common stock. If the holders of existing preferred stock do not make an election, their shares will be converted into new convertible preferred stock and common stock. The elections must be made, and may be changed or modified prior to, (A) in the case of a stockholders meeting, 5:00 p.m., New York time, on the business day prior to such meeting, (B) in the case of an adjournment of such meeting, 5:00 p.m., New York time, on the business day prior to the date such meeting is due to be re-convened and (C) in the case of action by written consent, 5:00 p.m., New York time, on the business day prior to the date we publicly announce that the required vote of the holders of existing preferred stock has been obtained.

        The Refinancing.    Prior to or concurrently with the consummation of the recapitalization, we expect to effect a refinancing of its second amended and restated multicurrency revolving credit and term loan agreement. We will enter into a new $60 million revolving credit facility, consisting of a $35 million U.S. revolving loan and a $25 million European revolving loan. The term of the facility will be four years. All amounts owing under the second amended and restated multicurrency revolving credit and term loan agreement will be paid in full in connection with the recapitalization.

The Solicitations

        General.    We have agreed with the New Investors to cooperate with each other in the preparation of the documents related to the common stock proxy solicitation, the preferred stock consent solicitation and the notes consent solicitation, which are all described below. All mailings to the holders of the existing preferred stock and common stock are subject to the prior review, comment and approval by the New Investors. Each of Samsonite on one hand, and the New Investors on the other, have agreed to notify the other party promptly of the receipt of any comments from the SEC or its staff or any other governmental officials and of any request by the SEC or its staff or any governmental officials for amendments or supplements to the proxy statement or for additional information.

        The Common Stock Proxy Solicitation/Charter Amendments.    Pursuant to the recapitalization agreement, we agreed to commence a solicitation of proxies from the holders of its common stock. This proxy statement was prepared to satisfy this obligation.

        The recommendation of our Board of Directors to approve the amendments is included in this proxy statement, but the Board of Directors may withdraw or modify the recommendation if it determines, after consultation with outside legal counsel, that the failure to so act would create a reasonable likelihood of a breach of its fiduciary duties under applicable law. The proxy solicitation will continue until the earlier of (A) the termination of the recapitalization agreement, (B) a vote of the common stockholders has been taken with respect to the amendments to the certificate of incorporation at a meeting duly called for such purpose or (C) the amendments to the certificate of incorporation have been approved by the holders of common stock. The proxy statement will be included as an exhibit to the documents relating to the existing preferred stock consent solicitation.

        The Preferred Stock Consent Solicitation/Certificate of Designation Amendment.    As promptly as practicable following the SEC clearance of the preliminary proxy statement, but not later than five business days from the date a request is made by the New Investors after the SEC clearance date, we agreed to commence a solicitation of consents from the holders of existing preferred stock to amend the certificate of designation governing the existing preferred stock to add a conversion feature whereby all of the outstanding existing preferred stock would be converted into a combination of common stock and new convertible preferred stock, or a combination of shares of our common stock and warrants. The existing preferred stockholders will be given the choice of electing to receive either (i) 0.498 shares of new convertible preferred stock for a portion of their shares and 1,185.89 shares of common stock for their remaining shares, or (ii) 1,185.89 shares of common stock and a ten year warrant to purchase 276 shares of common stock at an exercise price of $0.75 per share, subject to certain adjustments, for each share of existing preferred stock. The preferred stock consent solicitation will expire no earlier than 10 business days after it has commenced but it may be extended until the earlier of (A) the termination of the recapitalization agreement or (B) the date immediately prior to the date a vote of the common stockholders is to be held.

        Notes Consent Solicitation.    As promptly as practicable following the SEC clearance of the preliminary proxy statement, but not later than five business days from the date a request is made by the New Investors after the SEC clearance date, we agreed to commence a solicitation of consents from the holders of our 10 3/4% senior subordinated notes due 2008 to amend the definition of "permitted holders" contained in the note indenture to include the New Investors so that, for the avoidance of doubt, consummation of the recapitalization transaction will not give rise to an obligation for us to offer to redeem the notes. The notes consent solicitation will expire no earlier than 20 business days after it has commenced but it may be extended until the date that is the earlier of (A) the date the recapitalization agreement is terminated or (B) the date immediately prior to the date a vote of the common stockholders is to be held. The amendment to the indenture referred to above will be executed immediately upon approval by a majority of the holders of the notes; provided, however, that the amendment to the indenture shall cease to be effective if the recapitalization is not completed.

Representations and Warranties

        We on one hand, and the New Investors on the other, have made certain customary representations and warranties to each other in the recapitalization agreement. We have made representations and warranties to the New Investors as to:

  •
  the corporate organization, good standing and power of us and our subsidiaries to consummate the recapitalization;

  •
  compliance with environmental laws;

  •
  capital structure and securities;

  •
  exemption from registration of any securities with respect to the contemplated transactions;

  •
  inventory;

  •
  accuracy of information contained in the solicitation documents;

  •
  required stockholder and debtholder approvals;

  •
  accuracy of information contained in the financing documents;

  •
  absence of conflicts with, or violations of, organizational documents, applicable law or other obligations as a result of the recapitalization or the contemplated transactions;

  •
  affiliated transactions;

  •
  the receipt of consents and approvals required for the contemplated transactions;

  •
  inapplicability of state takeover statutes with respect to the contemplated transactions and our rights agreement not being triggered as a result of the contemplated transactions;

  •
  no default or violation under any organizational documents, material contract or applicable law;

  •
  sufficiency of accounting systems;

  •
  approval of our Board of Directors with respect to the recapitalization agreement and the contemplated transactions;

  •
  validity of insurance policies;

  •
  accuracy of information contained in documents, including financial statements, filed with the SEC;

  •
  brokers employed by us;

  •
  absence of material adverse changes or events and no undisclosed liabilities;

  •
  interests of officers and directors in us or our subsidiaries;

  •
  title and good condition of properties of us and our significant subsidiaries;

  •
  receipt of a fairness opinion of our financial advisor with respect to the recapitalization;

  •
  absence of proceedings by a governmental entity against us or our subsidiaries;

  •
  no integration of other securities with the issuance of the new convertible preferred stock or common stock in the conversion;

  •
  ownership of all licenses and permits to conduct the business and compliance with law;

  •
  no general solicitation of securities issuable in the conversion;

  •
  tax matters;

  •
  required notices to works councils made under applicable law;

  •
  ownership and enforceability of intellectual property rights;

  •
  labor practices;

  •
  good title to its real and personal property;

  •
  compliance with data protection laws, including personal data;

  •
  employee benefit matters;

  •
  payment of duties and other value added taxes;

  •
  labor matters;

  •
  no order of insolvency or liquidation;

  •
  material contracts;

  •
  no order with respect to competition or trade practices;

  •
  relationships with suppliers and customers;

  •
  no receipt of state aid;

  •
  absence of product liability proceedings against us or our subsidiaries; and

  •
  no prohibited payments to foreign officials.

        Certain of the representations and warranties are qualified by a "material adverse effect" standard. A material adverse effect, with respect to us, means any change, event, occurrence, effect or state of facts that, individually or aggregated with any other such change, event, occurrence, effect or state of facts, has, or could be reasonably expected to have, (x) (A) a material adverse effect on the business, assets (including intangible assets), properties, condition (financial or otherwise) or results of operations of us and our subsidiaries, taken as a whole, which we refer to as the "combined business," or (B) an aggregate reduction of the enterprise value as of the date the recapitalization agreement was executed of the combined business as its business was then conducted, or proposed as of the date the recapitalization agreement was executed to be conducted in the future, of at least $50 million, other than, in each case, any change, event, occurrence, effect or state of facts relating to the execution of the recapitalization agreement or the announcement of such execution or the transactions contemplated in the recapitalization agreement, or (y) a material impairment on our ability to perform our obligations under the recapitalization agreement or to consummate the transactions contemplated in the recapitalization agreement.

        Our representations and warranties contained in the recapitalization agreement do not survive the closing except for the representations and warranties with respect to "incorporation and authority," "capital stock," "subsidiaries" and "no conflict."

        Each New Investor has made representations and warranties to us as to:

  •
  the corporate organization, good standing and power to consummate the recapitalization;

  •
  absence of conflicts with, or violations of, organizational documents or applicable law as a result of executing the recapitalization agreement;

  •
  the receipt of consents and approvals for the contemplated transactions;

  •
  absence of proceedings by a governmental entity against the New Investor;

  •
  sufficiency of funds to consummate the investment in the new convertible preferred stock;

  •
  brokers employed by the New Investor;

  •
  accuracy of information of the New Investor contained in the securities filings;

  •
  execution of the voting agreement;

  •
  investment representations with respect to the new convertible preferred stock and the common stock issuable in the conversion;

  •
  accuracy of information of the New Investor contained in the solicitation documents;

  •
  accuracy of information contained in the financing documents;

  •
  receipt of loan commitment letter; and

  •
  no agreements with our stockholders other than the preferred stock voting agreement and common stock voting agreements.

Covenants

        Each of the New Investors and us have undertaken certain covenants in the recapitalization agreement. The following summarizes the more significant of these covenants.

        Stockholders Meeting.    We have agreed to take all action in accordance with applicable law to hold a meeting of the holders of our common stock, to be held on the earliest practicable date determined in consultation with the New Investors, for the purpose of obtaining stockholder approval of the amendments to the certificate of incorporation necessary to effect the recapitalization. After the stockholders meeting has been called, we may not postpone or adjourn (other than for the absence of a quorum and then only to the next possible future date) the stockholders meeting without the consent of the New Investors, except we may postpone or adjourn the stockholders meeting for a reasonable period of time to allow for the dissemination of materials and due investor consideration of disclosures required by applicable law in the judgment of our Board of Directors. Our Board of Directors is required to submit the amendments to the common stockholders unless our Board of Directors withdraws its recommendation prior to the stockholders meeting. We have agreed to solicit from the common stockholders proxies in favor of the amendments to the certificate of incorporation. We have prepared this proxy statement to satisfy this obligation.

        Conduct of Business Prior to Closing.    We have agreed that from the date of the recapitalization agreement through immediately prior to the closing, it will conduct its operations in the ordinary course consistent with past practice, and will use all commercially reasonable efforts to maintain and preserve its business organization and its material rights and to retain the services of its officers and key employees and maintain relationships with customers, suppliers, lessees, licensees, licensors and other third parties. We have agreed that we and our subsidiaries will not, without the prior written consent of the New Investors, which consent will not be unreasonably withheld:

  •
  adjust, split, combine or reclassify its equity interests;

  •
  make, declare or pay any dividend or distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any of its equity interests;

  •
  grant any person, other than us or our wholly-owned subsidiaries, any right or option to acquire any equity interests;

  •
  issue, deliver or sell or agree to issue, deliver or sell any additional equity interests or any securities or obligations convertible into or exchangeable or exercisable for any equity interests or such securities;

  •
  enter into any agreement, understanding or arrangement with respect to the sale, voting, registration or repurchase of equity interests other than between or among us and our wholly-owned subsidiaries;

  •
  amend any organizational documents except for those changes proposed in the solicitation documents;

  •
  other than under the new credit agreement to be implemented upon consummation of the recapitalization, incur long-term or short-term indebtedness or issue debt securities, assume, guarantee, or become liable for the obligations of any other person, make any loans or capital contributions to, or investments in, any other person (other than us or our subsidiaries or customary loans or advances to employees not in excess of $250,000) or make any change in its existing borrowing or lending arrangements for or on behalf of any such person (other than us or our subsidiaries or customary loans or advances to employees not in excess of $250,000), whether pursuant to an employee benefit plan or otherwise, pledge or encumber equity interests of us or any of our subsidiaries, or mortgage or pledge any of its material assets or create any material lien thereupon, other than in connection with the extension of the existing credit agreement, the new credit agreement, the incurrence of intercompany indebtedness or in the ordinary course of business;

  •
  adopt a plan of complete or partial liquidation or adopt resolutions providing for the complete or partial liquidation, dissolution, consolidation, merger, restructuring or recapitalization of us or any of our subsidiaries;

  •
  adopt, terminate or modify any benefit plan of any director, officer or employee in any manner, except (A) as required by law, (B) under any of our existing benefit plans or (C) in the payment of salaries in the ordinary course of business consistent with past practice;

  •
  increase the compensation or fringe benefits of any director, officer, employee or consultant or pay any benefit not required by any existing benefit plan except for (A) under an incentive plan for our management employees agreed upon between us and the New Investors, or (B) normal increases and bonuses in the ordinary course of business consistent with past practice for employees which does not result in a material increase in benefits or compensation expense to us or our subsidiaries;

  •
  acquire, sell, transfer, lease, encumber or dispose of any assets outside the ordinary course of business or any assets other than inventory sold in the ordinary course of business which in the aggregate are material us and our subsidiaries, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice which would be material to us and our subsidiaries, except as required by any antitrust authority in order to consummate the recapitalization, transactions between us and our wholly-owned subsidiaries, inventory sold to bona fide third parties or for the purchase of the minority interest in Samsonite Singapore PTE Ltd. not already owned by us in an amount not to exceed $1.5 million;

  •
  change any material method or principle of tax or financial accounting, other than as required by applicable laws or as required by GAAP;

  •
  except as required by GAAP, revalue in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

  •
  merge or consolidate with any other person or dissolve, liquidate, restructure or otherwise alter the corporate structure of us or our subsidiaries;

  •
  acquire any corporation, partnership or other business organization or division thereof or any equity interest therein;

  •
  enter into any contract or agreement other than in the ordinary course of business and consistent with past practice which would be material to us and our subsidiaries;

  •
  authorize new capital expenditures other than in the ordinary course of business and consistent with past practice in an amount not to exceed $1 million individually or in the aggregate;

  •
  amend any contract, agreement or arrangement providing for the taking of any action that would be prohibited under the recapitalization agreement;

  •
  open any new retail stores other than in the ordinary course of business and consistent with the fiscal year 2004 business plan;

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  enter into any new leases for real property with an annual base rental exceeding $100,000 per annum other than in the ordinary course of business and consistent with past practice;

  •
  make or change certain tax elections or settle any claim or amend any tax return which could result in any claim or assessment in excess of $1 million, other than actions taken in the ordinary course of business consistent with past practice;

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  except for the making of any supplemental pension contributions to our benefit plan pursuant to the PBGC agreement, pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice;

  •
  permit any material insurance policy naming it as a beneficiary or a loss payable payee to be canceled or terminated without notice to the New Investors except in the ordinary course of business and consistent with past practice unless we have obtained a comparable replacement policy;

  •
  terminate, amend, or waive any material provision of, any material contracts, other than immaterial modifications or waivers made in the ordinary course of business consistent with past practice or as contemplated by the recapitalization agreement with respect to the indenture amendment and the extension of the original credit agreement;

  •
  settle or compromise any pending or threatened action if it involves any non-monetary relief or involves, individually or when aggregated with other settlements or compromises, amounts in excess of $500,000;

  •
  enter into or modify any contract or agreement that limits the freedom of us or our subsidiaries to compete in any line of business in any geographic area or, other than in the ordinary course consistent with past practice, to hire any individual or group of individuals;

  •
  enter into any agreement to consummate or agree to consummate a related party transaction;

  •
  file any registration statement with the SEC;

  •
  take or fail to take any action the effect of which could have a material adverse effect on the seasonally adjusted normalized working capital levels of the business; and

  •
  take, or agree in writing or otherwise to take, any of the foregoing actions, or any action that would make any of our representations or warranties of us contained in the recapitalization agreement untrue or incorrect or would result in any of the closing conditions set forth in the recapitalization agreement not being satisfied.

        Use of Commercially Reasonable Best Efforts.    The New Investors and we have agreed to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with each other to do, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the recapitalization agreement, including:

  •
  obtaining the approval from (A) the holders of existing preferred stock to amend the existing preferred stock certificate of designation, (B) the holders of the notes to amend the note indenture and (C) the holders of common stock to amend the certificate of incorporation;

  •
  effecting (A) the amendment to the note indenture, (B) the amendments to the certificate of incorporation, (C) the amendment to the existing preferred stock certificate of designation and (D) the filing of the certificate of designation for the new convertible preferred stock;

  •
  obtaining all other necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals from governmental authorities and the making of all other necessary registrations and filings;

  •
  obtaining all consents, approvals or waivers from third parties related to or required in connection with the transactions contemplated in the recapitalization agreement or required to prevent a material adverse effect, or a material adverse effect on any of the New Investors, from occurring prior to or after the closing date;

  •
  the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the recapitalization agreement;

  •
  providing all such information concerning such party, its subsidiaries, its affiliates and its subsidiaries' and affiliates' officers, directors, employees and partners as may be reasonably requested in connection with any of the matters relating to the recapitalization;

  •
  resolving objections that may be asserted by any governmental authority with respect to the recapitalization, including objections asserted under the antitrust laws. If any action is instituted challenging any transaction contemplated by the recapitalization, each party will contest and resist such action and furnish to such other party all information required for any application or other filing to be made pursuant to any applicable law;

  •
  cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party;

  •
  subject to applicable law, permit the other party to review in advance any proposed written communication between it and any governmental authority;

  •
  promptly inform each other of any communication received by such party from, or given by such party to any governmental authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the recapitalization transactions; and

  •
  consult with each other in advance to the extent practicable of any meeting or conference with any governmental authority, or in connection with any proceeding by a private party, with any other person and, to the extent permitted by applicable governmental authority or other person, give the other parties the opportunity to attend and participate in such meetings and conferences.

        We have also agreed that:

  •
  if required by applicable antitrust laws and if necessary to consummate the recapitalization transactions, we and our subsidiaries, at the request of the New Investors, and subject to our consent, such consent not to be unreasonably withheld, will divest any of their respective businesses, subsidiaries or assets, or will take any action with respect to, or agree to any limitation on, any of their respective businesses, subsidiaries or assets, provided that any such action is conditioned upon the consummation of the recapitalization transactions; and

  •
  neither we nor any of our subsidiaries will, without the prior written consent of the New Investors, agree to divest any of their respective businesses, subsidiaries or assets that are material to us and our subsidiaries, taken as a whole, or to take any action with respect to, or agree to any limitation that is material to, us and our subsidiaries, taken as a whole, on any of their respective businesses, subsidiaries or assets.

        Post-Closing Board.    Each of the New Investors and we have agreed to take all necessary lawful action within their power consistent with our corporate therapeutics to cause our Board of Directors to be comprised of the individuals designated in accordance with the stockholders agreement by the New Investors at the closing. Our corporate therapeutics, which required us to adopt certain corporate governance policies, were adopted pursuant to a stipulation of settlement agreement dated as of April 28, 2000, by and among us and the other parties thereto and expire on July 25, 2005.

        No Solicitation.    We have agreed that our subsidiaries and us will immediately cease and terminate, and cause its officers, directors, employees, investment bankers, consultants, attorneys, accountants, agents and other representatives to immediately cease and terminate all discussions and negotiations that have taken place prior to May 1, 2003 with respect to any "acquisition proposal," as described below. We have agreed that we will not, and we will not permit our and our subsidiaries', officers, directors, employees or any investment banker, financial advisor, attorney, accountant, or other representative retained by them or any of their respective subsidiaries to:

  •
  solicit, initiate, encourage (including by way of furnishing information), knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, a proposal that constitutes a proposal or may reasonably be expected to lead to an acquisition proposal;

  •
  participate in any discussions or negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, an acquisition proposal; or

  •
  approve, endorse or, recommend, subject to certain exceptions, any acquisition proposal, or enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any acquisition proposal or transaction contemplated thereby.

        We are required to provide the New Investors with notice of the material terms of an acquisition proposal or any request for non-public information that we reasonably believe could lead to an acquisition proposal, including the identity of the person making such proposal, request or inquiry within two business days after receipt of such proposal, request or inquiry and to keep the New Investors informed in all material respects of the status and details of such proposal, request or inquiry.

        However, at any time prior to (A) the receipt of the approval from the holders of common stock to amend the certificate of incorporation, (B) the approval from the holders of the notes to amend the note indenture and (C) the approval from the holders of existing preferred stock to amend the existing preferred stock certificate of designation, we may furnish nonpublic information to, or enter into discussions with, any person in connection with an unsolicited bona fide written acquisition proposal by such person if and only to the extent that:

  •
  we are not in material breach of its non-solicitation obligations;

  •
  our Board of Directors believes in good faith after consultation with its legal and financial advisors that such acquisition proposal is or has a reasonable likelihood of resulting in a "superior proposal," as described below;

  •
  our Board of Directors believes, after consultation with outside legal counsel, that the failure to so act would create a reasonable likelihood of a breach of the Board of Directors' fiduciary duties under applicable law; and

  •
  prior to furnishing such nonpublic information to, or entering into discussions or negotiations with such person, our Board of Directors receives an executed confidentiality agreement with terms no less favorable to us than those contained in any confidentiality agreement between us and any of the New Investors.

        In addition, our Board of Directors and we may comply with the federal tender offer rules requiring the Board of Directors to take a position with respect to any tender offer which may be made.

        An "acquisition proposal" is any offer or proposal for, or any indication of interest in, any:

  •
  direct or indirect acquisition or purchase of us or of any of our subsidiaries that constitutes 20% or more of the net revenues, net income or assets of us and our subsidiaries taken as a whole;

  •
  direct or indirect acquisition or purchase of 20% or more of any class of equity securities, or 20% of the voting power of the outstanding securities of us or any of our subsidiaries whose business constitutes 20% or more of the net revenues, net income or assets of us and our subsidiaries taken as a whole;

  •
  tender offer or exchange offer that, if consummated, would result in any person beneficially owning 10% or more of any class of equity securities, or 20% of the voting power of the outstanding securities, of us or any of our subsidiaries whose business constitutes 20% or more of the net revenues, net income or assets of us and our subsidiaries taken as a whole; or

  •
  merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries whose business constitutes 20% or more of the net revenue, net income or assets of us and our subsidiaries taken as a whole, other than the transactions contemplated by the recapitalization agreement.

        A "superior proposal" means any bona fide written offer or proposal, not obtained in breach of our non-solicitation obligations, for or in respect of any:

  •
  direct or indirect acquisition or purchase of us or any of our subsidiaries that constitutes 40% or more of the net revenues, net income or assets of us and our subsidiaries taken as a whole;

  •
  direct or indirect acquisition or purchase of 40% or more of any class of equity securities, or 40% or more of the voting power of the outstanding securities of us or any of our subsidiaries whose business constitutes 40% or more of the net revenues, net income or assets of us and our subsidiaries, taken as a whole;

  •
  tender offer or exchange offer that would result in any person beneficially owning 40% or more of any class of equity securities, or 40% or more of the voting power of the outstanding securities of us or any of our subsidiaries whose business constitutes 40% or more of the net revenues, net income or assets of us and our subsidiaries taken as a whole; or

  •
  merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries whose business constitutes 40% or more of the net revenue, net income or assets of us and our subsidiaries, taken as a whole, other than the transactions contemplated by the recapitalization agreement;

        In each case on terms that our Board of Directors determines in its good faith judgment, after consultation with our financial advisors and taking into account all the terms and conditions of the "acquisition proposal" and the recapitalization agreement deemed to be relevant by the Board of Directors, are more favorable as a whole to the persons to whom we owe fiduciary duties under applicable laws, other than the New Investors, than the recapitalization.

        Management Group.    It is expected that certain members of our management will purchase from the New Investors up to $2.1 million of new convertible preferred stock either simultaneously with or after the closing of the recapitalization.

Conditions to Closing

        Our obligations and the obligations of each of the New Investors to consummate the closing transactions are subject to the satisfaction of the following mutual conditions:

  •
  obtaining the approvals from (A) the holders of the notes to amend the note indenture, (B) the holders of existing preferred stock to amend the existing preferred stock certificate of designation and (C) the holders of common stock to amend the certificate of incorporation;

  •
  the effectiveness of each of the amendments to the certificate of incorporation and of the new convertible preferred stock certificate of designation;

  •
  termination or expiration of any applicable waiting period under antitrust laws relating to the recapitalization transactions; and

  •
  our having entered into the new credit agreement and all amounts owing under the second amended and restated multicurrency revolving credit and term loan agreement having been paid in full.

        Our obligations to consummate the closing transactions are subject to the satisfaction of the following conditions:

  •
  all representations and warranties of the New Investors contained in the recapitalization agreement will be true and correct (without giving effect to any "materiality" or "material adverse effect" qualification or exception contained therein) as of May 1, 2003, the date the recapitalization agreement was executed, and as of the closing, with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), except where the failure to be so true and correct would not, in the aggregate, have a material adverse effect on the ability of the New Investors as a group to consummate the recapitalization transactions;

  •
  all covenants and agreements contained in the recapitalization agreement to be complied with by the New Investors at or prior to the closing will have been complied with in all material respects;

  •
  each of the New Investors will have furnished us with a certificate dated the closing date and signed on behalf of it by a duly authorized officer to the effect that, with respect to itself, the representations and warranties contained in the recapitalization agreement are true and correct and that the covenants and obligations contained in the recapitalization agreement have been satisfied as of the closing;

  •
  no governmental authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order that is in effect and has the effect of making the recapitalization transactions illegal or otherwise restraining or prohibiting consummation of the transactions; and

  •
  all governmental approvals legally required for the consummation of the recapitalization transactions will have been obtained and be in effect at the closing date, except where the failure to obtain the approvals would not be reasonably likely, individually or in the aggregate, to have a material adverse effect if the closing were to occur.

        The obligations of the New Investors to consummate the closing transactions are subject to the satisfaction of the following conditions:

  •
  all of our representations and warranties contained in the recapitalization agreement: (A) being true and correct (without giving effect to any "materiality" or material adverse effect qualification or exception) as of the date the recapitalization agreement was executed and as of the closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), except where the failure to be so true and correct would not, in the aggregate, have a material adverse effect, (B) the representations and warranties relating to proper authority and stockholder and debtholder approval being true and correct in all material respects as of the date the recapitalization agreement was executed and as of the closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), and (C) the representations and warranties relating to due authorization to enter into the recapitalization, authorized capital stock, valid issuance of the new convertible preferred stock, outstanding obligations of subsidiaries, no conflict with the certificate of incorporation or by-laws and amount of environmental liabilities being true and correct in all material respects as of the date the recapitalization agreement was executed and as of the closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date);

  •
  the covenants and agreements contained in the recapitalization agreement to be complied with by us at or prior to the closing will have been complied with in all material respects;

  •
  we will have furnished the New Investors with a certificate dated the closing date and signed on behalf of it by a duly authorized officer to the effect that: (A) with respect to itself, the representations and warranties contained in the recapitalization agreement are true and correct and that the covenants and obligations contained in the recapitalization agreement have been satisfied as of the closing, (B) our net consolidated financial indebtedness has not exceeded $350 million on a pro forma basis after giving effect to the recapitalization and (C) since the date the recapitalization agreement was executed there has not been any change, event, occurrence or development that constitutes a material adverse effect, and we will deliver a copy of our amended and restated certificate of incorporation, as in effect on the closing date, certified by the Secretary of State of the State of Delaware;

  •
  we and our subsidiaries will have obtained the material contract approvals and the consent or approval of any person whose consent or approval is required under any agreement or instrument to permit the consummation of the recapitalization transactions, except those that the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a material adverse effect if the closing of the recapitalization were to occur;

  •
  no governmental authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other governmental order that is in effect and has the effect of making the recapitalization transactions illegal or otherwise restraining or prohibiting consummation of such transactions or that would give rise to any lien on any shares of new convertible preferred stock;

  •
  all governmental approvals legally required for the consummation of the recapitalization transactions will have been obtained and be in effect at the closing date, except where the failure to obtain the same would not be reasonably likely, individually or in the aggregate, to have a material adverse effect if the closing were to occur or to result in the creation of any lien on any shares of the new convertible preferred stock;

  •
  our net consolidated financial indebtedness on a pro forma basis after giving effect to the recapitalization (including all transaction costs), utilizing financial information as of a date not earlier than the second business day prior to the closing, will not exceed the principal amount of $350 million;

  •
  from the date the recapitalization agreement was executed, there will not have been any change, event, occurrence or development that constitutes a material adverse effect;

  •
  the stockholders agreement will be executed and delivered by us;

  •
  with respect to the obligation of each of the New Investors, each of the other New Investors will have substantially concurrently performed its payment obligations in consideration for receipt of the new convertible preferred stock;

  •
  the indenture amendment to amend the definition of "permitted holder" will be executed and delivered by us and the trustee;

  •
  the individuals not set forth in a notice delivered to us prior to the closing will have resigned from our Board of Directors and the individuals set forth in such notice will have been elected as directors of our Board of Directors to the extent each is not already one of our directors; and

  •
  the PBGC will have entered into or confirmed the PBGC agreement on terms consistent with the requirements set forth in the recapitalization agreement or as otherwise approved by the New Investors.

Termination of the Recapitalization Agreement

        Termination by either Samsonite or the New Investors.    The recapitalization agreement may be terminated at any time prior to the closing:

  •
  by the mutual written consent of each of us and the New Investors;

  •
  by us or the New Investors, if there is any law or regulation that prohibits any of (A) the investment, (B) the conversion of existing preferred stock into new convertible preferred stock, common stock and warrants, (C) the solicitations of preferred stockholders, common stockholders or holders of the notes, (D) the execution of the supplemental indenture and (E) the effectiveness of the amendments to the certificate of incorporation and the certificate of designation for the new convertible preferred stock; or if any governmental order enjoining us or any of the New Investors from consummating any of the closing transactions will have been entered and it becomes a final order;

  •
  by Samsonite or the New Investors, if the closing has not occurred by the later of (i) August 30, 2003 or (ii) if we have mailed the proxy statement to the common stockholders prior to August 30, 2003, the earlier of (A) September 30, 2003 and (B) the date that is two business days after the stockholders meeting and the terminating party has not caused the failure to close by such date;

  •
  by us or the New Investors if at the stockholders meeting the common stockholders fail to approve the amendments to the certificate of incorporation; and

  •
  by us or the New Investors if (A) in the case of a duly held stockholder meeting, the approval of the holders of existing preferred stock is not obtained or (B) in the case of obtaining written consents, the existing preferred stock approval is not obtained within 60 days following the commencement of the existing preferred stock consent solicitation.

        Termination by Samsonite.    The recapitalization agreement may be terminated at any time prior to the closing:

  •
  by us, if the New Investors have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants or other obligations contained in the recapitalization agreement, which breach or failure to perform would render unsatisfied any condition to the performance of our obligations and (A) is incapable of being cured or (B) if capable of being cured is not cured prior to the earliest of (i) the business day prior to August 30, 2003 or (ii) if we have sent the proxy statement to the common stockholders before August 30, 2003, then the earlier of the business day prior to (x) September 30, 2003 and (y) the date that is two days after the stockholders meeting or (iii) the date that is 30 days from the date that the New Investors are notified of such breach; and

  •
  by us, if our Board of Directors authorizes us to enter into a written agreement concerning a transaction that it has determined is a superior proposal and concurrently with or prior to such termination we pay the New Investors the termination fee of $8 million in cash. Prior to terminating the recapitalization agreement and entering into a definitive agreement with another party for a recapitalization or similar transaction we must wait until the expiration of five business days following the receipt by the New Investors of written notice advising us that we have received a superior proposal, specifying the material terms and conditions of the superior proposal (and including a copy thereof with all accompanying documentation, if in writing), identifying the person making the superior proposal and stating whether we intend to enter into a definitive agreement for a recapitalization or similar transaction. After providing such notice, we will provide a reasonable opportunity for the New Investors to make adjustments in the terms and conditions of the recapitalization agreement as would enable us to proceed with the recapitalization on such adjusted terms.

  •
  If we deliver the written notice to the New Investors as indicated above, such notice will not be deemed to have resulted in an event which would give the New Investors the right to terminate the recapitalization agreement. If we have not terminated the recapitalization agreement within two business days following the end of the five business day period described above, the New Investors will have the right to request our Board of Directors to confirm our Board of Directors recommendation and if we fail to do so within three business days thereafter, the New Investors will have the right to terminate the recapitalization agreement.

        Termination by the New Investors.    The recapitalization agreement may be terminated at any time prior to the closing:

  •
  by the New Investors, if we have breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants or other agreements contained in the recapitalization agreement, which breach or failure to perform would render unsatisfied any condition to the performance of the New Investors' obligations and (A) is incapable of being cured or (B) if capable of being cured is not cured prior to the earliest of (i) the business day prior to August 30, 2003 or (ii) if we have sent the proxy statement to the common stockholders before August 30, 2003, then the earlier of the business day prior to

    (x) September 30, 2003 and (y) the date that is two days after the stockholders meeting or (iii) the date that is 30 days from the date that we are notified of such breach;

  •
  by the New Investors, if (A) our Board of Directors withdraws, modifies, changes or repudiates its board recommendation or has publicly indicated its intention to do so in a manner adverse to the New Investors or (B) our Board of Directors has recommended any proposal in respect of another acquisition proposal;

  •
  by the New Investors if we incur any indebtedness to refinance amounts outstanding under the existing credit agreement other than under the new credit agreement; and

  •
  by the New Investors if the PBGC notifies us that it will not approve the PBGC agreement.

Termination Fees

        We must pay the New Investors a termination fee of $8 million if the recapitalization agreement is terminated:

  •
  by the New Investors or us, because the closing has not occurred by the later of (i) August 30, 2003 or (ii) if we have mailed the proxy statement to the common stockholders prior to August 30, 2003, the earlier of (A) September 30, 2003 and (B) the date which is two business days after the stockholders meeting and (x) prior to such time an entity or group other than the New Investors makes an acquisition proposal and (y) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors, because our Board of Directors withdraws, modifies, changes or repudiates its recommendation to its stockholders to adopt the amendments to the certificate of incorporation or indicates an intention to do so in a manner adverse to the New Investors;

  •
  by the New Investors, because our Board of Directors recommends another acquisition proposal;

  •
  by us or the New Investors (in the case of (B) below, if the New Investors have not terminated or breached the preferred stock voting agreement), because (A)(i) at the stockholders meeting, the stockholders fail to approve the amendments to the certificate of incorporation or (ii) the holders of existing preferred stock fail to approve the amendment to the existing preferred stock certificate of designation and (B) any person or group other than the New Investors becomes the beneficial owner of shares of us representing 15% or more of our voting power or, if any person, other than the New Investors, owns shares representing 15% or more of our voting power on the date the recapitalization agreement is executed and such person thereafter acquires additional stock of ours;

  •
  by us or the New Investors, because our common stockholders fail to approve the amendments to our certificate of incorporation at the stockholders meeting and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors if the PBGC notifies us that it will not approve a PBGC agreement consistent with the requirements set forth in the recapitalization agreement or otherwise approved by the New Investors and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by the New Investors, because we have breached a representation, warranty, covenant or obligation contained in the recapitalization agreement, such that a condition to the New Investors' obligations to consummate the recapitalization cannot be satisfied prior to the closing date and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination;

  •
  by us, because our Board of Directors authorizes it to enter into another transaction determined to be a superior proposal; and

  •
  by the New Investors (if such parties and their affiliates have not terminated or breached the preferred stock voting agreement) or us, because the holders of existing preferred stock fail to approve the amendments to the existing preferred stock certificate of designations and (A) prior to such time an entity other than the New Investors makes an acquisition proposal and (B) we execute a definitive agreement with respect to an acquisition proposal reasonably related to such acquisition proposal or with the person or group that made such acquisition proposal within 12 months following the termination.

Expense Reimbursement

        Except in the event of (A) a termination of the recapitalization agreement caused by a breach by the New Investors of their representations and warranties or their failure to perform their covenants and obligations under the recapitalization agreement or (B) a termination pursuant to which we have paid the termination fee to the New Investors, upon termination of the recapitalization agreement, we will reimburse the New Investors and their affiliates for all documented expenses up to $3 million. We will not be obligated to pay fees and expenses in the aggregate, including the payment of any termination fee and other fees and expenses, in excess of $8 million.

Amendment and Waiver of the Recapitalization Agreement

        The parties may waive or amend any provision of the recapitalization agreement by written instrument. Any amendment or waiver by us must be authorized by our Board of Directors.

THE STOCKHOLDERS AGREEMENT

        The following summary describes the material terms and conditions of the stockholders agreement, which will be entered into at the closing of the recapitalization among the New Investors and Ares Leveraged Investment Fund, L.P., an affiliate of Ares (who, together with the New Investors are referred to in this section as the "Investors") and Samsonite. The following summary is not intended to be an exhaustive discussion of the stockholders agreement. The rights and obligations of the parties will be governed by the express terms and conditions of the stockholders agreement, and not this summary or any other information contained in, or incorporated by reference into, this proxy statement. This summary is qualified in its entirety by reference to the form of stockholders agreement and you are encouraged to read the entire form of stockholders agreement. A copy of the form of stockholders agreement is attached as Annex B to this proxy statement and is incorporated herein by reference.

Board of Directors

        The Investors have agreed that our Board of Directors will initially consist of nine persons and such number may be increased or reduced as provided in the stockholders agreement and in accordance with our bylaws. Each Investor has agreed to use its respective best efforts to take all necessary actions lawfully within its power to effectuate the provisions relating to the nomination, approval, removal and replacement of directors.

        Board Composition.    For so long as required by the corporate therapeutics which were adopted in April 2000 in connection with the settlement of various shareholder class action lawsuits against us (and which by their terms expire on July 25, 2005), the Investors have agreed (amongst themselves) to take all action lawfully within their power to cause the Board of Directors to consist of:

  •
  one director nominated by Ares, except that at any time Ares beneficially owns securities constituting less than 33% of its "original ownership" (as described below), Ares will no longer be permitted to nominate such director;

  •
  one director nominated by Bain Capital, except that at any time Bain Capital beneficially owns securities constituting less than 33% of its original ownership, Bain Capital will no longer be permitted to nominate such director;

  •
  one director nominated by Teachers', except that at any time Teachers' beneficially owns securities constituting less than 33% of its original ownership, Teachers' will no longer be permitted to nominate such director;

  •
  two independent directors, each of whom will be nominated by mutual agreement of Ares and Teachers', except that (A) at any time Ares beneficially owns securities constituting 51% or more of its original ownership and Teachers' beneficially owns securities constituting less than 51% of its original ownership, Ares will have the sole right to nominate such independent directors, (B) at any time Teachers' beneficially owns securities constituting 51% or more of its original ownership and Ares beneficially owns securities constituting less than 51% of its original ownership, Teachers' will have the sole right to nominate such independent directors and (C) at any time Ares and Teachers' each beneficially own securities constituting less than 51% of their original ownership, Ares and Teachers' will no longer be permitted to nominate such independent directors;

  •
  three independent directors, each of whom will be a person nominated by Bain Capital, but at least one of such nominees must be acceptable to Ares and Teachers', except that at any time Bain Capital beneficially owns securities constituting less than 51% of its original ownership, Bain Capital will no longer be permitted to nominate such independent directors; and

  •
  one independent director which will be nominated by our Chief Executive Officer.

        A director will be deemed "independent" for purposes of the stockholders agreement if such person is not a director of any New Investor or an officer or employee of ours, any of our subsidiaries, any of the New Investors or any of their respective affiliates, in each case during the then current year or any of the three immediately precedent years, or member of the immediate family of any of the above mentioned persons.

        Following the time that the corporate therapeutics no longer prohibit the following, the Investors have agreed (amongst themselves) that they will take all action lawfully within their power to ensure that the Board of Directors will consist of:

  •
  two directors nominated by Ares, except that at any time Ares beneficially owns securities constituting (A) more than 33%, but less than 51%, of its original ownership, the number of directors Ares is permitted to nominate will be reduced by one director and the number of directors constituting the Board of Directors will be reduced by one director, or (B) less than 33% of its original ownership, Ares will no longer be permitted to nominate any directors and the number of directors constituting the Board of Directors will be reduced by two directors;

  •
  two directors nominated by Bain Capital, except that at any time Bain Capital beneficially owns securities constituting (A) more than 33%, but less than 51%, of its original ownership, the number of directors Bain Capital is permitted to nominate will be reduced by one director and the number of directors constituting the Board of Directors will be reduced by one director or (B) less than 33% of its original ownership, Bain Capital will no longer be permitted to nominate any directors and the number of directors constituting the Board of Directors will be reduced by two directors;

  •
  one director nominated by Teachers', except that at any time Teachers' beneficially owns securities constituting less than 33% of its original ownership, Teachers' will no longer be permitted to nominate any directors and the number of directors constituting the Board of Directors will be reduced by one director;

  •
  one independent director nominated by mutual agreement of Ares and Teachers', except that (A) at any time Ares beneficially owns securities constituting 51% or more of its original ownership and Teachers' beneficially owns securities constituting less than 51% of its original ownership, Ares will have the sole right to nominate such independent director, (B) at any time Teachers' beneficially owns securities constituting 51% or more of its original ownership and Ares beneficially owns securities constituting less than 51% of its original ownership, Teachers' will have the sole right to nominate such independent director and (C) at any time Ares and Teachers' each beneficially own securities constituting less than 51% of their original ownership, Ares and Teachers' will no longer be permitted to nominate such independent director;

  •
  one independent director nominated by Bain Capital, except that at any time Bain Capital beneficially owns securities constituting less than 51% of its original ownership, Bain Capital will no longer be permitted to nominate such director;

  •
  one independent director nominated by Bain Capital, but such nominee must be acceptable to Ares and Teachers', except that at any time Bain Capital beneficially owns securities constituting less than 51% of its original ownership, Bain Capital will no longer be permitted to nominate such director; and

  •
  our Chief Executive Officer.

        If other directors are to be nominated as a result of the New Investors losing their right to nominate directors such directors will be nominated in accordance with the terms of our certificate of incorporation and bylaws (and, while in effect, the corporate therapeutics). Each director will serve for an initial term of one year or until his or her successor is elected and qualified or until his or her earlier resignation or removal.

        The New Investors have agreed that, subject to the rules, regulations and/or interpretations of any securities exchange or regulatory authority to which we are subject and applicable law (and, while in effect, the corporate therapeutics), each of the New Investors will have the right to place at least one of its director nominees that it can unilaterally nominate on each committee of the Board of Directors for so long as such New Investor has the right to unilaterally nominate at least one director.

        The term "original ownership" means with respect to each Investor, the shares of common stock (calculated on an as converted basis) underlying the securities held by such Investor immediately after consummation of the recapitalization.

        Board Observers.    Each of the New Investors may designate one individual to observe and attend all meetings of the Board of Directors for so long such New Investor beneficially own securities constituting more than 10% of their original ownership.

        Election of Directors.    The Investors have agreed to take all actions lawfully within their power to cause the director nominee referred to above to be elected as directors in all elections held during the term of the stockholders agreement, including:

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  to vote or execute written consents with respect to all voting stock held by such Investor and entitled to vote in favor of the director nominees in all elections of, or solicitations of written consents with respect to the election of, our directors held during the term of the stockholders agreement; and

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  to cause its nominees to the Board of Directors, if any, to vote in favor of the director nominees and otherwise take all actions necessary to cause the director nominees to be elected as our directors, including with respect to the filling of any vacancies.

        At each of our stockholders meetings held during the term of the stockholders agreement at which the term of office of any New Investor nominee expires and at which time the New Investor that nominated such expiring nominee is still entitled to nominate such director, the other Investors have agreed to take all actions within their power to cause such expiring nominee, or another nominee designated by such New Investor, to be nominated for election to another term as a director and to be included in the slate of nominees recommended to stockholders for election as our directors in any proxy statement prepared by or on behalf of us with respect to such meeting.

        In any fiscal year during which the New Investors have removed more than one independent director without cause, any individual nominated by the New Investors to fill any vacancy created by the removal of an independent director without cause, other than the first vacancy, must be approved by a majority of the remaining independent directors.

        Vacancies.    Directors will hold office for the term provided in the certificate of incorporation and bylaws, until death, resignation or removal, or until a successor has been duly elected and qualified in accordance with the certificate of incorporation, bylaws and applicable law. If any New Investor nominee ceases to serve as a director for any reason during their term, the other Investors have agreed to take all action within their power to cause a nominee for the vacancy resulting therefrom to be designated in the manner described above under "Board Composition."

        Removal of New Investor Nominees.    If any New Investor notifies us and the other Investors that it desires to remove one of its nominees from the Board of Directors, each of the Investors will use their best efforts to remove such nominee. Subject to the previous sentence, Investors will not vote in favor of the removal of any New Investor nominee without the prior written consent of such New Investor. If the number of nominees which the New Investors are entitled to nominate is reduced by one as described above under "Board Composition," each Investor will use its reasonable best efforts to remove such nominee from the Board of Directors, including, in the case of the party that originally nominated such nominee, using its best efforts to cause such nominee to resign in accordance with the bylaws. The remaining members of the Board of Directors may, in accordance with the bylaws, and provided the Board of Directors has not been reduced in number due to a change in a New Investor's original ownership, nominate a replacement nominee by action of a majority of the remaining members of the Board of Directors and such nominee will be immediately elected to fill the resulting vacancy.

        Veto Rights.    Following the recapitalization, we and our subsidiaries will not be permitted to take any of the following actions without the prior written consent of each New Investor, except that no such written consent will be required if the collective ownership of the New Investors is less than 25% of our outstanding voting stock:

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  amend or waive any of the provisions of our certificate of incorporation or bylaws or the organizational documents of us or any subsidiary;

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  take certain actions relating to the bankruptcy, insolvency or reorganization of us or any subsidiary; and

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  enter into any agreement to do any of the foregoing.

        Following the recapitalization, we and our subsidiaries will not be permitted to take any of the following actions without the prior written consent of two of the three New Investors, except that no such prior written consent will be required if the collective ownership of the New Investors is less than 25% of our outstanding voting stock:

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  a merger or consolidation, other than a merger or consolidation of us with our subsidiaries or between subsidiaries, whether to effect an acquisition or a divestiture;

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  entering into any corporate transactions of us or our subsidiaries, including any joint venture, investment (other than with our wholly-owned subsidiaries), recapitalization, reorganization or contract with any other person or acquisition of any securities or assets of another person in excess of $15 million;

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  any sale, lease or other conveyance in excess of $15 million assets, other than intra-company conveyances, in each case outside the ordinary course of business, or any assets (other than inventory sold in the ordinary course of business);

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  the issuance of any of our preferred stock;

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  the issuance of any other equity interests by us in any 12-month period, other than in connection with the approved IPO (as described below) or in connection with the management incentive plan and any other management incentive plan approved in accordance with the stockholders agreement, with a fair market value at the time of issuance in excess of $10 million, other than the exercise of any options to purchase our equity interests that are outstanding as of the date of the stockholders agreement;

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  the issuance of any equity interests by any of our subsidiaries, other than the issuance of equity interests to us or to any of our wholly-owned subsidiaries;

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  the guarantee, assumption or incurrence of indebtedness for borrowed money in excess of $20 million in any 12-month period, other than (A) intercompany indebtedness, (B) indebtedness incurred in the ordinary course of business under our revolving credit facilities, the terms of which have been previously approved pursuant to the stockholders agreement, and (C) trade indebtedness incurred in the ordinary course of business;

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  declaring or paying dividends or making any other distributions other than (A) dividends or distributions from any of our subsidiaries and (B) the accrual and payment of dividends in respect of the new preferred stock in accordance with the terms of such new preferred stock;

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  the repurchase, redemption or other retirement of any equity interests or, prior to its stated maturity, any indebtedness for borrowed money, other than (A) repayments or redemptions of indebtedness previously approved by the Investors in accordance with the terms of such indebtedness or (B) repurchases of securities held by employees upon termination of employment under the terms of the management incentive plan and any other management incentive plan approved in accordance with the stockholders agreement;

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  other than transactions expressly contemplated by the stockholders agreement, the recapitalization agreement and a management fee letter entered into with the New Investors on or after the closing, any transactions between us or any of our subsidiaries, on the one hand, and any of the New Investors and their affiliates, on the other;

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  any capital expenditure or purchase, lease or other acquisition of assets that would cause the aggregate amount of all such capital expenditures, purchases, leases and other acquisitions to exceed $15 million in any 12-month period;

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  any change in our independent auditors;

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  material changes to the scope or nature of our and any of our subsidiaries' business and operations;

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  entering into any agreement to register under the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended, which we refer to as the "Securities Act," our equity securities owned by any other security holder;

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  entering into any arrangement, contract or order which by its terms would restrict us from complying with its obligations under the stockholders agreement and/or the recapitalization agreement; and

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  entering into any agreement to do any of the foregoing.

        In addition, so long as the corporate therapeutics remain in effect, we and our subsidiaries will not be permitted to take any of the following actions without the prior written consent of two of the three New Investors, except that no such prior written consent will be required if the collective ownership of the New Investors is less than 25% of our outstanding voting stock:

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  entering into any corporate transactions, including any joint venture, investment (other than an investment in, contract with or acquisition of any securities or assets of any of our wholly-owned subsidiaries), recapitalization, reorganization or contract with any other person or acquisition of any securities or assets of another person in excess of $10 million;

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  any sale, lease or other conveyance of assets, other than conveyances among us and our subsidiaries, in each case outside the ordinary course of business or any assets (other than inventory sold in the ordinary course of business), except for sales, leases or other conveyances of assets in a single transaction or series of related transactions with a fair market value of less than or equal to $10 million;

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  the guarantee, assumption or incurrence of indebtedness for borrowed money in excess of $15 million in any 12-month period, other than (A) intercompany indebtedness, (B) indebtedness incurred in the ordinary course of business under our revolving credit facilities, the terms of which have been previously approved pursuant to the stockholders agreements, and (C) trade indebtedness incurred in the ordinary course of business;

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  the declaration or payment of dividends or the making of other distributions with respect to equity interests of any of our non-wholly-owned subsidiaries (other than dividends or distributions from any such subsidiary that are required pursuant to the organizational documents of such subsidiary as in effect on the date the recapitalization agreement is executed or, if later, the date of formation of such subsidiary);

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  other than transactions expressly contemplated by the stockholders agreement, the recapitalization agreement and the fee letter, entering into any direct or indirect transactions between us or any of our subsidiaries, on the one hand, and any affiliate of ours or any Investor, director, officer or employee of ours or an affiliate of ours, on the other;

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  the establishment, adoption, entering into, amendment or modification to or termination of any employee benefit plan;

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  the approval of the budget and business plan for any fiscal year;

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  any capital expenditure or purchase, lease or other acquisition of assets, other than (A) capital expenditures, purchases, leases and other acquisitions contemplated in the approved budget and business plan for the applicable fiscal year and (B) capital expenditures, purchases, leases and other acquisitions not contemplated in the approved budget and business plan for the applicable fiscal year that would cause the aggregate amount of all such capital expenditures, purchases, leases and other acquisitions not contemplated in the approved budget and business plan for the applicable fiscal year to exceed $5 million in any 12-month period;

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  entering into any arrangement, instrument, contract or order, or any amendment or modification thereof, which by its terms could (A) restrict the right of any subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any indebtedness owed to us and our subsidiaries or (B) otherwise restrict any of our subsidiaries from making payments or transfers to us or any other subsidiary of ours, other than, in each case, in the ordinary course of business;

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  any change to our senior management or any material subsidiary;

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  with respect to any officer, director or employee of ours or any of our subsidiaries: (A) the entering into of any employment agreement or other compensation arrangement with such person or (B) the amendment or other modification of any employment agreement or other compensation arrangement entered into with such person, in each case, other than pursuant to a management incentive plan approved pursuant to the stockholders agreement, except where such agreement, arrangement, amendment or modification would not result in the payment of compensation to such person in excess of $500,000 in any 12-month period;

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  the grant of any severance or termination payment to any present or former officer, director or employee of ours or any of our subsidiaries other than pursuant to a management incentive plan approved pursuant to the stockholders agreement;

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  any change to our accounting reference date or our accounting policies, bases or methods, other than as recommended by our auditors;

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  any loans or advances to or guarantees for the benefit of any of our officers or directors or any of our subsidiaries, other than in the ordinary course of business as part of travel advances, relocation advances or salary;

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  the payment of or pledge to make any charitable contribution, except in the ordinary course of business, in compliance with all applicable laws and not in excess of $1 million in the aggregate in any 12-month period;

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  the creation of any mortgage or charge or permitting the creation of or suffering to exist any mortgage or fixed or floating charge, lien, other than a lien arising by operation of law, or other encumbrance over the whole or any part of our undertaking, property or assets or any of our subsidiaries other than any mortgage, charge, lien or other encumbrance securing obligations (A) not in excess of $1 million and (B) when taken together with all such mortgages, charges, liens and other encumbrances created within the preceding 12 months, would not result in the obligations underlying such mortgages, charges, liens and other encumbrances to exceed $10 million in the aggregate;

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  commencing, entering into any settlement discussions, entering into any settlement agreement or arrangement or filing or responding to dispositive motions, including any motion to dismiss, motion for summary judgment, motion for summary adjudication or demurrer, with respect to any litigation material to our business;

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  transferring or permanently disposing of any intellectual property of ours or our subsidiaries in excess of $2 million in the aggregate in any 12-month period;

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  increasing the number of directors above nine;

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  the application for registration, listing or qualification of any securities on any securities exchange other than pursuant to the terms of the stockholders agreement; and

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  the entering into of any agreement to do any of the foregoing.

        Except for the stockholders agreement, each of the New Investors represents that it is not party to, and covenants not to enter into, any agreement, arrangement, understanding or relationship, whether formal or informal, with any holder of our equity interests (other than its affiliates or any other Investor) relating to the voting of any of our equity interests held by unrelated holders.

Registration Rights

        Demand Registrations.    At any time after the earlier of (A) the date which is six months after the consummation of the approved IPO and (B) the date which is five years after the closing date of the recapitalization, any New Investor, acting alone or jointly with any of the other New Investors, may make a demand request that we commence a registration covering registrable securities held by such New Investor or New Investors, as the case may be, if the anticipated aggregate offering price is anticipated in good faith to be at least $20 million.

        Number of Registrations.    We will be obligated to prepare, file and use its reasonable best efforts to cause to become effective a total of no more than five registration statements. The registration statements will be allocated as follows:

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  each New Investor will have the right to make an individual demand request with respect to one registration in each such New Investor's sole discretion in which such New Investor will have priority; and

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  two or more New Investors, acting jointly, will have the right to make a collective demand request with respect to two registrations.

        However, the New Investors will not be entitled to make more than one such request during any nine-month period.

        Shelf Registration.    In the event that the New Investor or New Investors, as the case may be, making a demand request indicates in such request that the related registration is to be made on a registration statement pursuant to Rule 415 under the Securities Act, we will keep the shelf registration statement continuously effective to the extent necessary to ensure that it is available for resales of registrable securities included in such registration by the New Investors, and to ensure that it conforms with the requirements of the stockholders agreement, the Securities Act and the policies, rules and regulations of the SEC from the effective date of such registration statement until the earlier of (A) 24 months from the effective date, (B) the date all registrable securities covered by such registration statement have been sold in the manner set forth in such registration statement and (C) the date on which all restricted securities may be sold without registration pursuant to Rule 144(k) of the Securities Act.

        Whenever we are required to effect the registration of any registrable securities, we will, as expeditiously as reasonably possible prepare and file with the SEC or other applicable governmental body or securities exchange a registration statement with respect to such registrable securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for a period of up to 30 days or until the distribution has been completed.

        Piggyback Rights.    If we propose to register, whether or not for our own account, any of its shares of common stock or other equity interests in connection with the public offering for cash of such securities, including the approved IPO, but excluding any (A) registration made at the demand request of one or more of the New Investors, (B) registration relating solely to the sale of securities to participants in our sponsored benefit plan, (C) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act or (D) registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the registrable securities, we will at such time promptly give each holder of registrable securities written notice of such registration. Upon the written request of each holder of registrable securities within 15 days of our notice, we will include in the registration statement all of the registrable securities that each such holder has requested to be registered.

        Expenses of Registration.    All expenses, other than underwriting discounts and commissions, incurred in connection with registrations made pursuant to a demand request or at our initiative, will be borne by us. However, we will not be required to pay for any expenses of any registration initiated by a New Investor if the registration request is subsequently withdrawn at the request of the New Investor(s) that made such request unless such New Investor agrees to forfeit its right to make one demand request.

        Indemnification.    If any registrable securities are included in a registration statement as a result of a demand request or piggyback registration, we will indemnify and hold harmless each holder, the partners, members, managers, officers and directors of each holder, any underwriter for such holder and each person who controls such holder or underwriter against certain liabilities to which they may become subject under the Securities Act, the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended, which we refer to as the "Exchange Act," or other federal, state or foreign securities laws, or common law.

Transfer of Shares

        Restriction on Transfer.    The Investors may not transfer any securities, other than pursuant to and in accordance with the provisions of the stockholders agreement. Any transfer of securities by an Investor which violates the stockholders agreement will be null and void and we will not recognize any such transfer or recognize the transferee as the holder of such securities. If any Investor proposes to transfer any portion of its securities to a transferee other than another Investor in accordance with the terms of the stockholders agreement, such transferee, as a condition precedent to the transfer, will become a party to the stockholders agreement.

        Rights of First Offer.    If, prior to the closing of the first underwritten public offering of common stock on or after the closing of the recapitalization after which the common stock is listed on a securities exchange or admitted for quotation on Nasdaq, any Investor desires to make a transfer to a non-affiliate of any portion of its securities it must first deliver to the other Investors a written notice that sets forth the material terms of such sale. The non-offering Investors will have 15 calendar days after receipt of the notice in which to notify the offering Investor that they accept such offer on the payment terms set forth in the notice.

        Tag Along Rights.    If an Investor and/or its affiliates desires to sell securities owned by such party which constitute more than 25% of the original ownership of such party other than (A) to an affiliate or (B) following the closing of the first underwritten public offering of common stock on or after the closing of the recapitalization after which the common stock is listed on a securities exchange or admitted for quotation on Nasdaq, any sale effected on the securities exchange or automated quotation system on which the common stock is then listed or quoted, then, at least thirty days prior to any such sale, such Investor will provide to the other Investors that beneficially own securities constituting more than 33% of their original ownership a notice setting forth the terms of such sale. Upon the written request of any such non-selling Investor the Investor that proposed to make the sale will be obligated to cause the buyer to purchase from the other Investors a portion of their shares of common stock.

        Securities Law Restrictions.    Investors may not transfer any securities without the registration of the transfer of such securities under the Securities Act, unless the transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as we in our good faith and reasonable discretion deem appropriate.

Other New Investors' Rights

        Drag-Along Rights; Sale of Samsonite.    (A) On or after the fifth anniversary, but before the sixth anniversary, of the closing of the recapitalization, if on or after two or more New Investors each beneficially owning securities constituting more than 51% of their original ownership in us wish to sell all of their securities to a transferee, and (B) after the sixth anniversary of the closing of the recapitalization, if any New Investor beneficially owning securities constituting more than 51% of its original ownership in us wishes to sell all of its securities to a transferee, such New Investor or New Investors, as the case may be, may, at its option, cause each other Investor to sell to the transferee, on the same terms and conditions, and at the same price, as provided with respect to the sale of securities by such New Investor(s) to such transferee.

        (A)  On or after the fifth anniversary, but before the sixth anniversary of the closing of the recapitalization, if two or more New Investors each beneficially owning securities constituting more than 51% of their original ownership in us wish to cause the sale of Samsonite and (B) after the sixth anniversary of the closing of the recapitalization, if any New Investor beneficially owning securities constituting more than 51% of its original ownership in us wishes to cause the sale of Samsonite, such New Investor or New Investors, as the case may be, may, after providing notice to us and the other New Investors, cause a sale of Samsonite. Upon receipt of such notice, we will take all reasonably necessary or advisable actions requested by such New Investor to pursue such sale at the maximum price attainable; provided, however, that our obligations to pursue such a sale will be subject to our Board of Directors' ability to discharge properly its fiduciary duties. If we have not entered into an agreement or binding letter of intent with respect to such sale prior to the six month anniversary of the receipt of notice from the New Investor or New Investors, as the case may be, the pursuit of the sale will be abandoned at the election of two New Investors wishing to pursue the approved IPO. In the event that any offer received in connection with any proposed sale, including a sale to a New Investor, is acceptable to (x) on or after the fifth anniversary, but before the sixth anniversary, of the closing of the recapitalization at least two New Investors each beneficially owning securities constituting at least 51% of their original ownership in us and/or our stockholders and (y) after the sixth anniversary of the closing of the recapitalization at least one New Investor beneficially owning securities constituting more than 51% of its original ownership, then with respect to such sale to the offering or bidding party that offers the greatest amount of expected consideration to us, each New Investor will be required to approve or consent to such sale.

        Any New Investor may participate as a potential purchaser or bidder in any drag-along transaction or sale on the same terms and conditions as other potential purchasers and bidders.

        Approved IPO.    If two or more New Investors, each beneficially owning securities constituting more than 51% of their original ownership in us, desire to pursue the approved IPO, the other Investors will support and do all things within their power to approve, and to cause the Board of Directors to approve, the approved IPO. An "approved IPO" means the first firm commitment underwritten public offering pursuant to a registration statement that becomes effective after the date the stockholders agreement is executed covering a U.S. or non-U.S. offer and sale of common stock for our account to the public, (A) the public offering price of which is not less than 225% of the then-applicable conversion price of the new convertible preferred stock, (B) will result in net proceeds to us and/or our stockholders of not less than $100 million and (C) would result in (1) a sale of not less than 17.5% of the shares of common stock then outstanding or (2) an issuance of newly issued shares of common stock that, together with the sales of common stock by the New Investors in such public offering, would result in the New Investors' aggregate beneficial ownership of the total issued and outstanding shares of common stock being reduced by not less than 17.5%.

        Equity Purchase Rights.    In the event that we sell or issue shares of its capital stock or securities containing options or rights to acquire any shares of our capital stock to any person, each Investor that owns more than 33% of its original ownership in us will have the right to purchase or subscribe for common stock on the same terms and conditions as such stock is being offered and sold, such subscription being conditioned upon the actual sale of such stock; provided that such equity purchase right shall not apply to shares of our capital stock if such shares are issued by us:

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  to effect a merger;

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  in connection with an arms-length acquisition approved by our Board of Directors of assets or securities of an unaffiliated third party;

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  pursuant to employee stock option plans, employee stock purchase plans, restricted stock plans or other employee benefit plans or other agreements established exclusively for compensatory purposes, which plans or agreements have been or are approved by our Board of Directors in accordance with the terms of the stockholders agreement (including any management performance options);

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  under a plan of reorganization approved in a proceeding under any applicable act of Congress relating to the reorganization of corporations;

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  upon conversion of or exercise of convertible securities, warrants or options;

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  pursuant to a public offering;

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  in connection with any debt financing obtained on an arms-length basis or with any unaffiliated third parties approved by our Board of Directors;

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  in connection with any stock split or subdivision, stock dividend or recapitalization of us; or

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  in connection with bona fide corporate partnering or other strategic transactions on terms approved by our Board of Directors, the primary purpose of which are not to raise capital for us.

        Prohibited Actions.    At any time (A) the New Investors collectively own more than a majority of our outstanding voting stock or (B) the non-independent directors appointed by the New Investors constitute a majority of the Board of Directors, we will not, without the prior approval of a majority of our independent directors:

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  declare or pay dividends in cash on the new convertible preferred stock at any time prior to the fifth anniversary of the issuance thereof; or

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  issue, repurchase, make any distribution or action in respect of any of our securities or permit any other action if such issuance, repurchase, distribution or action would result in an adjustment to the conversion price of the new convertible preferred stock.

        Standstill.    Except under certain limited circumstances if the New Investors own more than 70% of our voting securities, the New Investors will not be permitted to acquire any additional equity interests in us without the consent of a majority of the independent directors.

Miscellaneous

        Termination.    Any party to, or person who is subject to, the stockholders agreement who ceases to own any securities of Samsonite or any interest therein in accordance with the terms of the stockholders agreement will cease to be a party to, or person who is subject to, the stockholders agreement and thereafter will have no rights or obligations under the stockholders agreement. All rights and obligations under the stockholders agreement will terminate upon the consummation of a sale of us as described above under the heading "Drag-Along Rights; Sale of Samsonite."

        Conflict with Bylaws.    In the event any term or provision of the bylaws conflicts with the stockholders agreement, the stockholders agreement will control and the Investors will take all action reasonably necessary to amend the bylaws so that they conform with the provisions of the stockholders agreement.

        Amendments and Waivers.    Any term of the stockholders agreement may be amended with the written consent of:

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  if each New Investor beneficially owns securities constituting more than 33% of its original ownership in us, (A) each New Investor, (B) us, and (C) if such amendment would materially and adversely affect the rights or materially increase the obligations of any other Investor in a manner materially different from the effect on the rights and obligations of the New Investors, such other Investor;

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  if two New Investors beneficially own securities constituting more than 33% of their original ownership in us, (A) such New Investors, (B) us, and (C) if such amendment would adversely affect the rights or increase the obligations of any other Investor in a manner materially different from the effect on the rights and obligations of the New Investors, such other Investor;

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  if only one New Investor beneficially owns securities constituting more than 33% of its original ownership in us, (A) such New Investor, (B) us, and (C) if such amendment would adversely affect the rights or increase the obligations of any other Investor in a manner materially different from the effect on the rights and obligations of the New Investors, such other Investor; and

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  otherwise, we and the holders of a majority of the securities held by all Investors party to the stockholders agreement.

        Any amendment to the stockholders agreement that (A) increases our obligations, (B) reduces or waives its rights or (C) modifies the obligations that are subject to the fiduciary duties of the Board of Directors, must be authorized by a majority of the independent directors.

THE NEW REVOLVING CREDIT FACILITY

        The following summary of principal terms of our new revolving credit facility is based on the commitment letter referred to below and is not intended to be an exhaustive discussion of our new revolving credit facility. The rights and obligations of the parties will be governed by the express terms and conditions of the new revolving credit facility, and not this summary or any other information contained in, or incorporated by reference into, this proxy statement. This summary does not purport to be complete and is qualified in its entirety by reference to provisions of a definitive credit agreement and other related agreements once those agreements are finalized.

General

        Pursuant to the commitment letter entered into by GE Capital and agreed to and accepted by us, GE Capital has committed to provide us with a new revolving credit facility in the aggregate amount of up to $60 million. The new revolving credit facility will consist of a $35 million U.S. revolving loan and a $25 million European revolving loan. The new revolving credit facility will have a term of four years.

        Amounts available to be borrowed under the U.S. revolving loan will be based on a formula based on a percentage of the value of our eligible inventory and certain of our accounts receivable subject to certain reserves that GE Capital will have the right to establish from time to time against availability. Amounts borrowed under the European revolving loan will be calculated on the basis of the consolidated EBITDA of our principal European subsidiary and its subsidiaries for the immediately preceding twelve-month period, subject to any reserves that GE Capital will have the right to establish from time to time against availability.

Interest Rates for U.S. Revolver

        At our option, the U.S. revolving loan will bear interest at a fixed rate or a floating rate, plus an applicable margin (as determined pursuant to the terms of the new revolving credit facility). If we select a floating rate for borrowings denominated in U.S. Dollars, the borrowings will bear interest at a floating rate equal to the greater of the prime rate reported by The Wall Street Journal or the overnight Federal funds rate plus 50 basis points plus an applicable margin in the range of 1.50% to 2.25% annually. If we select a floating rate for borrowings denominated in British Pounds Sterling or Euros, the borrowings will bear interest at a floating rate equal to the rate publicly quoted from time to time by The Wall Street Journal as the prime rate for British Pounds Sterling or the minimum bid rate for Euros as published by the European Central Bank, which we refer to as Euro Index Rate, respectively, plus an applicable margin in the range of 4.50% to 5.25% annually. If we select a fixed rate for borrowings in U.S. Dollars, British Pounds Sterling or Euros, those borrowings will bear interest at a fixed rate equal to the London Interbank Offered Rate plus an applicable margin in the range of 3.00% to 3.75% annually.

Interest Rates for European Revolver

        At our option, the European revolving loan will bear interest at a fixed rate or a floating rate, in each case plus an applicable margin. If we select a floating rate the Euro denominated borrowings will bear interest at a floating rate equal to the Euro Index Rate plus an applicable margin in the range of 4.50% to 5.25% annually. If we select a fixed rate the Euro denominated borrowings will bear interest at a fixed rate equal to the offered rate for deposits in Euros for the applicable period plus an applicable margin in the range of 3.00% to 3.75% annually.

Security

        The obligations under the U.S. revolving loan and our other obligations will be secured by our domestic real and personal property, guaranties from all of our domestic subsidiaries, and pledges of

100% of the capital stock of our domestic subsidiaries, 100% of the equity interests of SC International Holdings C.V., a Dutch limited partnership, directly owned by C.V. Holdings, Inc., a direct wholly-owned subsidiary of ours and 66% of the capital stock of our Canadian subsidiary and all of our other material non-domestic subsidiaries (other than SC International Holdings C.V.). The European revolving loan and the other obligations of our European affiliate will be secured by all accounts receivable and inventory of our European affiliate, guaranties from us and our domestic subsidiaries and all non-domestic material subsidiaries, and pledges of 100% of the capital stock of our European affiliate, S.C. Denmark ApS, and SC International Holdings C.V., and a pledge of 100% of the capital stock of all of our other non-domestic material subsidiaries.

Financial and Other Covenants

        The definitive documentation governing the new revolving credit facility will contain customary financial and other covenants that will, among other things, limit our ability to draw down the full amount of the new revolving credit facility, engage in transactions with our affiliates, make acquisitions, participate in certain mergers, or make distributions or dividend cash payments to our equity holders or with respect to our subordinated debt.

DESCRIPTION OF PREFERRED STOCK

        Set forth below is a comparison of the principal terms of the new convertible preferred stock and our existing preferred stock, as well as a summary of the terms of the new convertible preferred stock. The following are summaries only and they are qualified in their entirety by reference to the complete terms of the new convertible preferred stock and existing preferred stock.

Comparison of Preferred Stock

	New Convertible Preferred Stock	13 7/8% Senior Preferred Stock
Shares Outstanding	There will be 160,000 shares outstanding following the recapitalization with a liquidation preference of $160 million.	As of March 15, 2003, 281,131 shares were outstanding with an aggregate liquidation preference of approximately $333.4 million.
Dividend Rate
Initial rate of 8.0% per annum, compounded quarterly, for the first five years, subject to adjustments thereafter. For a discussion of the adjustments to the new convertible preferred stock dividend rate, see "—Description of New Convertible Preferred Stock—Dividend Rate," beginning on page 75 of this proxy statement.

In the event of a liquidation, change of control, qualified listing or qualified recapitalization after year one and prior to the end of year four, any unaccrued dividends through the end of year four will be accelerated.
Annual rate of 13 7/8%, compounded quarterly. Cash dividends begin after June 15, 2003. If these cash dividends are not paid, the dividends will begin to accumulate at a rate of 15 7/8% per annum, compounded quarterly, until such dividends are paid in full in cash; additionally, if cash dividends are not declared and paid on any two dividend payment dates, the number of our directors is required to be adjusted by the number necessary to permit the holders of our existing preferred stock, voting separately and as one class, to elect the lesser of two directors or that number of directors constituting at least 25% of our entire Board of Directors.
Voting Rights	Entitled to vote on an as converted basis on all matters submitted to the common stockholders.
Not entitled to voting rights unless we fail to comply with certain restrictive terms of the existing preferred stock, and such failure is continuing. In such case, a majority of the then outstanding shares of existing preferred stock will have the right to elect the lesser of (i) two directors and (ii) a number of directors equal to 25% of the total number of members of the Board of Directors, until the failure is remedied or cured.
Conversion Rights	Convertible into shares of common stock at a conversion price of $0.42 per common share, subject to anti-dilution adjustments.	Not applicable.

Automatic Conversion	Automatically converted into shares of common stock, subject to anti-dilution adjustments, upon a qualified listing.	Not applicable.
Optional Redemption
Redeemable at any time on or after the eighth anniversary of the issue date at a redemption price equal to the liquidation value plus any accrued but unpaid dividends up to the date of the redemption.

If more than 50% of the new convertible preferred stock has been and is to be redeemed, all outstanding new convertible preferred stock must be redeemed.
Redeemable in whole or in part, at any time, at 106%, 104%, 102% and 101% of its liquidation preference during the twelve-month period commencing on or before June 15, 2003, 2004, 2005 and 2006, respectively, and 100% of its liquidation preference after June 15, 2006, plus all accumulated and unpaid dividends up to the redemption date.
Liquidation Rights
	Entitled to receive a liquidation preference equal to the greater of (i) the liquidation value ($1,000 per share or $160 million in the aggregate) plus all accrued and unpaid dividends, and (ii) the payment such holder would have received if such shares of new convertible preferred stock had been converted into shares of common stock.	Entitled to received a liquidation preference of $333.4 million in the aggregate as of March 15, 2003.
Mandatory Redemption/Change of Control
If a change of control occurs after the New Investors cease to hold a majority of our voting stock, then each holder of our new convertible preferred stock, other than any person or group that effects the transaction causing the change of control, may elect to treat such change of control as a Liquidation and may require us to redeem all but not less than all of such holders new convertible preferred stock.
We are required to redeem all existing preferred stock outstanding on June 15, 2010, at a redemption price equal to 100% of its liquidation preference, plus, all accumulated and unpaid dividends up to the redemption date.

Upon a change of control, the holders are entitled to require us to purchase their existing preferred stock at a cash purchase price equal to 101% of the liquidation preference, plus all accumulated and unpaid dividends up to the purchase date.

Description of New Convertible Preferred Stock

        Outstanding Shares.    We currently have no shares of our new convertible preferred stock outstanding. Immediately after the completion of the recapitalization, we will have outstanding 160,000 shares of new convertible preferred stock with an aggregate liquidation preference of $160 million.

        Dividend Rights.    Holders of our new convertible preferred stock are entitled to receive dividends declared by our Board of Directors on the new convertible preferred stock, out of legally available funds, at the then applicable dividend rate as described in "—Dividend Rates" below. Dividends are payable quarterly in arrears on each March 15, June 15, September 15 and December 15. Dividends on each share of our new convertible preferred stock shall accrue, be fully cumulative (whether or not declared) from the issue date and be compounded quarterly; provided that, in the event of a liquidation, change of control, a qualified listing or qualified recapitalization following the first anniversary of the issue date, the accrual of dividends on our new convertible preferred stock for the period up to and including the dividend payment date immediately preceding the fourth anniversary of the issue date shall be accelerated and shall be deemed to have fully accrued for such period as of the date immediately prior to such liquidation, change of control, qualified listing or qualified recapitalization.

        If we distribute dividends to any class of securities that are junior to our new convertible preferred stock, each holder of our new convertible preferred stock shall have the option to elect, in lieu of an adjustment to our new convertible preferred stock conversion price, to participate in such dividend or distribution pro rata with the holders of the junior securities as if their shares of new convertible preferred stock had been converted immediately before the record date for such dividend or distribution.

        Dividend Rate.    The new convertible preferred stock accrues dividends at the following rates:

	Dividend Rate	Adjusted Dividend Rate(a)
From the issue date but prior to the end of year 5	8.0%	N/A
From the 5th anniversary but prior to the end of year 8	8.0%	10.0%

If on the 8th anniversary (i) the New Investors and their affiliates beneficially own a majority of the outstanding voting stock or (ii) the non-independent members of the Board of Directors designated by the New Investors constitute a majority of our Board of Directors, from and after the 8th anniversary until the date on which (x) the New Investors and their affiliates cease to own a majority of the outstanding voting stock and (y) the non-independent members of the Board of Directors designated by the New Investors constitute less than a majority of our Board of Directors:

From the 8th anniversary but prior to year 9	7.0%	9.0%
From the 9th anniversary but prior to year 10	6.0%	8.0%
From the 10th anniversary but prior to year 11	5.0%	7.0%
From the 11th anniversary	4.0%	6.0%

        From the later of (i) the 8th anniversary and (ii) the date on which (x) the New Investors and their affiliates cease to beneficially own a majority of the outstanding voting stock and (y) the non-independent members of the Board of Directors designated by the New Investors constitute less than a majority of the Board of Directors (the "Escalation Date"):

From the Escalation Date but prior to the 1st anniversary of the Escalation Date	9.0%	11.0%
From the 1st anniversary of the Escalation Date but prior to the 2nd anniversary of the Escalation Date	10.0%	12.0%
From the 2nd anniversary of the Escalation Date but prior to the 3rd anniversary of the Escalation Date	11.0%	13.0%
From and after the 3rd anniversary of the Escalation Date	12.0%	14.0%

(a)
The "adjusted dividend rate" is the dividend rate to be paid if all dividends accrued and owing after the fifth anniversary of the issue date are not paid in cash.

        Voting Rights.    Holders of our new convertible preferred stock are entitled to vote at any special or annual meeting of stockholders, on all matters entitled to be voted on by holders of our common stock and any other series or class of our voting stock voting together as a single class. Holders of our new convertible preferred stock are entitled to the number of votes equal to the number of votes which such holders would have been entitled to had they converted their shares of new convertible preferred stock immediately prior to the record date for such vote.

        Conversion Rights.    Holders of our new convertible preferred stock have the right at any time to convert their shares of new convertible preferred stock into shares of our common stock at a conversion price of $0.42 per share, subject to anti-dilution adjustments.

        Automatic Conversion.    Our new convertible preferred stock will be automatically converted into shares of our common stock, subject to anti-dilution adjustments, upon a qualified listing without any further action by the holders of our new convertible preferred stock. A "qualified listing" means the first firm commitment underwritten public offering pursuant to an effective registration statement or similar document covering the offer and sale of our common stock for our account to the public and

  •
  the public offering price is not less than 225% of the then-applicable conversion price,

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  that will result in net proceeds to us and/or our stockholders of not less than $100 million, and

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  that will result in:

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  a sale of not less than 17.5% of the shares of our common stock then outstanding (determined on an as-converted basis) or

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  an issuance of newly issued shares of our common stock that, together with the sales of our common stock by the New Investors in such public offering, would result in the New Investors aggregate beneficial ownership, as a group, of the total issued and outstanding shares of our common stock (on an as-converted basis) being reduced by not less than 17.5%.

        Optional Redemption.    We have the option to redeem, in whole at any time or in part from time to time, all of our outstanding new convertible preferred stock at any time on or after the eighth anniversary of the issue date at a redemption price equal to the Liquidation Value (as defined below) plus any accrued but unpaid dividends up to the date of the redemption. If any redemption will, together with all other redemptions made previously, result in the redemption of 50% or more of our new convertible preferred stock, we must redeem all of our outstanding new convertible preferred stock. Any redemption of our new convertible preferred stock must be made on a pro rata basis among the holders of our new convertible preferred stock.

        Rights upon liquidation, dissolution or winding-up of Samsonite.    In the event of our voluntary or involuntary liquidation, dissolution or winding up (a "Liquidation"), each holder of our new convertible preferred stock shall be entitled to be paid, before any distribution or payment is made to the holders of junior securities, for each share of our new convertible preferred stock held, an amount in cash or, if applicable, other assets, property or stock (the "Liquidation Preference"), equal to the greater of

  •
  (i) $1,000 (as adjusted for any stock dividends, combinations, splits or recapitalizations with respect to such shares) (the "Liquidation Value") plus (ii) all accrued and unpaid dividends (including any dividends accelerated by a liquidation, change of control, qualified listing or qualified recapitalization following the first anniversary of the issue date) up to (but excluding) the date fixed for such Liquidation, and

  •
  the payment such holder would have received if, immediately prior to such Liquidation, the shares of our new convertible preferred stock had been converted into shares of our common stock.

        If upon any Liquidation our assets available for distribution to the holders of our new convertible preferred stock and all other parity securities are insufficient to permit payment in full of the Liquidation Preference of our new convertible preferred stock and the liquidation preference of any parity securities, the holders of our new convertible preferred stock and the parity securities will share equally and ratably in any distribution of our assets in proportion to the Liquidation Preference of our new convertible preferred stock and the applicable liquidation preference of the parity securities. After payment of the full amounts to which they are entitled in accordance with the Liquidation Preference, the holders will not be entitled to any further participation in any distribution of our assets.

        If a change of control occurs after the New Investors cease to hold a majority of our voting stock, then each holder of our then outstanding new convertible preferred stock, other than any person or group that effects the transaction or transactions causing the change of control, may elect to treat the change of control as a Liquidation and may require us to redeem all but not less than all of that holders new convertible preferred stock. If there are insufficient funds to redeem all of our outstanding shares of new convertible preferred stock, then the redemption will be made on a pro rata basis among the holders of our new convertible preferred stock then outstanding.

DESCRIPTION OF THE NEW WARRANTS

        The new warrants issued in connection with the conversion of our existing preferred stock will be issued by us and will be governed by the proposed terms of the form of warrant to be issued in connection with the recapitalization, which we refer to as the "new warrants," which is attached to this proxy statement as Annex E. The summary of the material provisions of the form of the new warrant set forth below does not purport to be complete and is subject to, and is qualified in its entirety by reference to the form of the new warrants attached to the recapitalization agreement including the definition of certain terms therein.

General

        Each new warrant, when exercised, will entitle the holder to receive from us a set number of shares of common stock at an exercise price of $0.75 per share, subject to adjustment as described below under "Adjustments," which we refer to as "warrant stock." The new warrants will be exercisable at any time on or after the date of issuance. Unless exercised, the new warrants will automatically expire on the tenth anniversary of the date of issuance.

        Each new warrant may be exercised by delivering to us the certificate evidencing the new warrant to be exercised together with the accompanying form of election to purchase, properly completed and executed, and with payment of the exercise price. In the alternative, each holder of a new warrant may exercise its right to receive warrant stock on a "net-issue" or "cashless" basis, such that, without the exchange of funds, the holder of the new warrant may receive the number of shares of warrant stock otherwise issuable (or payable) upon exercise of its new warrant less that number of shares of warrant stock having an aggregate market price at the time of exercise equal to the aggregate exercise price that would otherwise have been paid by the holder of the new warrant upon such exercise. Upon proper exercise of the new warrant, we will cause to be executed and delivered to the holder a certificate or certificates representing the aggregate number of fully-paid and nonassesable shares of our common stock issuable upon such exercise. If less than all of the new warrants evidenced by a warrant certificate are to be exercised, a new warrant certificate will be issued for the remaining number of warrants. We will round up the number of shares of common stock issuable upon exercise of the new warrant to the nearest whole number.

Adjustments

        The exercise price of the new warrants will be subject to adjustment in certain events including:

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  the issuance or sale of common stock or of rights, options or warrants entitling the holder to purchase or acquire shares of common stock, or of securities convertible into or exchangeable for shares of common stock, for a consideration per share which is less than the greater of the then current exercise price of the new warrants and the fair market value (as defined in the form of the new warrants) of the common stock, except in the case of bona fide public offerings and other transactions which are described in the form of warrant,

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  certain pro rata repurchases of common stock effected while the new warrants are outstanding, including pursuant to a tender or exchange offer, and

  •
  the distribution, by dividend or otherwise, to all holders of common stock of any of our assets, evidences of our indebtedness, cash, debt securities or any rights or warrants to purchase our securities (excluding stock dividends or the issuance of common stock described in the first bullet above).

        The number of shares of our common stock that may be purchased upon the exercise of the new warrants will be subject to adjustment in certain events including certain stock splits, subdivisions, reclassifications, reorganizations or changes in the number of outstanding shares of common stock and in the case of consolidations, mergers or share exchanges of or by us or in case we declare a dividend or make a distribution on our common stock in shares of our common stock or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of our assets. Upon the occurrence of such event, each new warrant shall thereafter be exercisable for the right to receive the amount of common stock which such holder would have been entitled as a result of such transactions had the new warrants been exercised immediately prior thereto.

        No adjustments in the exercise price will be required unless such adjustment would require an increase or decrease of at least $0.01, as the case may be; provided, however, that any adjustment which is not made will be carried forward and taken into account in any subsequent adjustment.

Amendment

        From time to time, with the consent of the holders of new warrants evidencing a majority in number of the total number of warrant stock at the time purchasable upon the exercise of all then outstanding new warrants, the terms of the new warrant may be amended and the observance of any term may be waived, provided that no such action may change the number of shares of stock comprising the warrant stock or the exercise price of the new warrant, without the written consent of the holders of new warrants evidencing 100% in number of the total number of warrant stock at the time purchasable upon the exercise of all then outstanding new warrants.

Reservation of Shares

        We have authorized and reserved for issuance and will at all time reserve and keep available such number of shares of our common stock as will be issuable upon the exercise of all outstanding new warrants. Such shares of our common stock, when paid for and issued, will be duly and validly issued and fully-paid and nonassessable.

STOCK PRICE AND DIVIDENDS

        Our common stock is traded on the OTC Bulletin Board under the symbol "SAMC.OB" and is not listed on Nasdaq or on any other securities exchange. The shares of common stock to be issued in connection with the conversion of the existing preferred stock and the issuance of the new convertible preferred stock will not initially be registered under the Securities Act and is not expected to be listed on Nasdaq or on any other securities exchange. On January 14, 2002, Nasdaq declined our appeal for additional time to regain compliance with listing standards for the Nasdaq Small Cap Market. On January 15, 2002, our common stock ceased trading on the Nasdaq Small Cap Market and became effective on the OTC Bulletin Board. The table below sets forth the high and low sale prices for our common stock for fiscal years 2000, 2001, 2002, 2003 and through June 5, 2003 as reported on the Nasdaq and OTC Bulletin Board.

	High	Low
2000
First Quarter	$6.88	4.88
Second Quarter	$6.75	5.00
Third Quarter	$7.56	5.75
Fourth Quarter	$6.75	5.38
2001
First Quarter	$6.19	4.88
Second Quarter	$5.19	3.88
Third Quarter	$4.44	2.38
Fourth Quarter	$3.88	1.00
2002
First Quarter	$4.91	2.78
Second Quarter	$3.61	2.00
Third Quarter	$3.00	1.03
Fourth Quarter	$1.83	0.85
2003
First Quarter	$1.39	0.75
Second Quarter	$1.25	0.65
Third Quarter	$1.01	0.55
Fourth Quarter	$1.01	0.25
2004
First Quarter	0.80	0.33
Second Quarter (through June 5, 2003)	0.39	1.14

        As of April 30, 2003, the last full trading day prior to the announcement of the execution of the recapitalization agreement, the closing price per share of common stock on the OTC Bulletin Board was $0.42. As of                  , 2003, the last full trading day prior to the printing of this proxy statement, the closing price per share of common stock on the OTC Bulletin Board was                  .

Dividend Policy

        We have not declared any cash dividends on our common stock and do not currently anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock is a business decision made from time to time by our Board of Directors based on considerations which the board finds relevant. In addition, dividends are payable only out of funds which are legally available under Delaware law. The payment of cash dividends on our common stock is further restricted by the terms of our credit facility, the notes indenture and our existing preferred stock. Upon completion of the recapitalization, the payment of cash dividends on our common stock will be restricted by the terms of our new credit facility, the notes and our new convertible preferred stock.

PROPOSAL 1:    PROPOSAL TO AMEND TERMS OF OUR 13 7/8% PREFERRED STOCK

        At the meeting, holders of our common stock will be asked to vote upon a proposal to approve an amendment to the certificate of designation for our existing preferred stock to permit us to convert our outstanding existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants. This proposal must also be approved by a majority of the holders of our existing preferred stock. The description of the certificate of designation and the proposed amendment set forth below is only a summary and is qualified in its entirety by reference to (i) the terms of the certificate of designation as currently in effect, which are incorporated herein by reference, and (ii) the relevant provisions of the certificate of designation as proposed to be amended by the proposed amendment which is attached to this proxy statement as Annex D. In the event this proposal is approved by both the common stockholders and the preferred stockholders, we plan to exercise the conversion provision and convert our existing preferred stock immediately prior to the closing of the recapitalization.

        On April 29, 2003, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that our Amended and Restated Certificate of Incorporation be amended to permit us to convert our outstanding existing preferred stock into a combination of shares of our new convertible preferred stock and shares of our common stock, or a combination of shares of our common stock and warrants, and has voted to recommend that the stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation effecting the proposed change.

        The proposed amendment would amend and restate Paragraph (i) of the certificate of designation to permit us, at our option, to convert all of its existing preferred stock, which had an aggregate liquidation preference of approximately $333 million as of March 15, 2003, into, assuming the full amount of new convertible preferred stock is elected to be received, a combination of 54,000 shares of new convertible preferred stock (with an aggregate liquidation preference of $54 million), approximately 205 million shares of common stock and warrants to purchase approximately 15.5 million shares of common stock at an exercise price of $0.75 per share, subject to certain adjustments. The existing preferred stockholders will be given the choice of electing to receive either (i) 0.498 shares of new convertible preferred stock for a portion of their shares and 1,185.89 shares of common stock for their remaining shares, or (ii) 1,185.89 shares of common stock and a 10 year warrant to purchase 276 shares of common stock at an exercise price of $0.75 per share, subject to certain adjustments, for each share of existing preferred stock. The proposed form of warrant is attached to this proxy statement as Annex E. Assuming the full amount of our new convertible preferred stock is elected to be received, approximately 38.6% of our existing preferred stock will be converted into shares of new convertible preferred stock and approximately 61.4% of our existing preferred stock will be converted into shares of common stock or shares of common stock and warrants to purchase shares of common stock. A fund affiliated with one of the New Investors, representing approximately 20.0% of our existing preferred stock has committed to receive shares of common stock and the warrant.

        Provided that the conditions to the recapitalization are satisfied, including the approval of the proposals described in this proxy statement and the consent of the holders of our existing preferred stock to the amendment described in this Proposal 1, we will file a Certificate of Amendment with the Secretary of State of the State of Delaware in order to effect the amendment.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary for approval of the amendment in addition to the required vote of the existing preferred stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF DESIGNATION FOR OUR 13 7/8% PREFERRED STOCK.

PROPOSAL 2:    PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        At the meeting, holders of our common stock will be asked to vote upon a proposal to approve an amendment to our certificate of incorporation to increase from 60,000,000 shares to 1,000,000,000 shares the aggregate number of shares of common stock authorized to be issued by us.

        On April 29, 2003, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that our certificate of incorporation be amended to increase our authorized common stock from 60,000,000 shares to 1,000,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our certificate of incorporation effecting the proposed increase.

        The following is the text of the first paragraph of Article Fourth of our certificate of incorporation, as proposed to be amended: "The total number of shares of stock which the Corporation shall have authority to issue is 1,002,000,000 shares, consisting of 2,000,000 shares of preferred stock, par value $0.01 per share (hereinafter referred to as "preferred stock"), and 1,000,000,000 shares of common stock, par value $0.01 per share (hereinafter referred to as "common stock"). No nonvoting equity securities of the Corporation shall be issued by the Corporation."

        The availability of additional authorized, but unissued shares is necessary to complete the recapitalization. Presently, we have 60,000,000 shares of common stock authorized for issuance, of which approximately 19.9 million shares are issued and outstanding and approximately 4.9 million of which are reserved for issuance under existing stock option plans and outstanding warrants. Following the recapitalization, we will need additional authorized shares since a total of approximately 600 million shares of common stock will be outstanding or reserved for issuance upon conversion of our new convertible preferred stock. In addition, to the extent that any dividends are accrued on our new convertible preferred stock, we will need additional authorized shares for the potential conversion of these additional convertible preferred shares which would be outstanding. Assuming our new Equity Compensation Plan described in Proposal 5 of this proxy statement is adopted, we will need an additional 75 million shares authorized for this plan. Our Board of Directors believes that the availability of the additional authorized, but unissued shares will provide us with the flexibility to complete the recapitalization and to issue common stock for a variety of corporate purposes, such as to make acquisitions through the use of stock, to raise equity capital, to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans and under plans of acquired companies.

        Other than the recapitalization and the transactions contemplated thereby, or as permitted or required under our employee benefit plans and under outstanding options and warrants, we have no immediate plans, understandings, agreements or commitments to issue additional common stock for any purposes. No additional action or authorization by our stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted.

        We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by our Board of Directors. Under our certificate of incorporation, holders of our common stock do not have preemptive rights. Therefore, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary for approval of the amendment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING FROM 60,000,000 SHARES TO 1,000,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY US.

PROPOSAL 3:    APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

        Our amended and restated certificate of incorporation and by-laws currently divide the members of our Board of Directors into three classes serving three-year staggered terms, with the number of directors in each class being as nearly equal as possible and directors for one of the three classes being elected each year. Our Board currently consists of: two Class I directors, whose terms are scheduled to expire at our 2005 annual meeting; one Class II director, whose term will expire at our 2003 annual meeting; and two Class III directors, whose terms are scheduled to expire at our 2004 annual meeting.

        As a condition to the recapitalization, we must amend our certificate of incorporation to declassify our Board of Directors, such that all of our directors will consist of a single class to be elected annually.

        The amendment to our certificate of incorporation proposed for adoption of this proposal is set forth in full in Annex F to this proxy statement and is incorporated herein by reference.

        As is the case for many other corporations, our primary purpose in maintaining a classified board structure was to promote stability by helping to maintain a greater continuity of experience on our Board of Directors because the majority of directors at any given time will have at least one year of experience with the company. A classified board has also been viewed as a way to encourage persons, or groups of persons, seeking control of us to do so by means of a process that involved voluntary agreements reached through negotiations with our management and Board of Directors.

        As discussed in this proxy statement under "The Recapitalization," through a process of negotiation with our management and Board of Directors, the New Investors have committed to purchase $106 million of our new convertible preferred stock. As a condition to this investment, we must, among other things, declassify our Board of Directors. Additionally, it is a necessary condition for the completion of the recapitalization that some or all of our current directors, as designated by the New Investors, resign. Our directors have notified us that if so requested they will resign if the other conditions to completion of the recapitalization are satisfied. If this proposal is not approved, we and the New Investors will not complete the recapitalization. However, even if this proposal and the other proposals in this solicitation are approved, either we or the New Investors may decide to abandon the recapitalization, in which case we will not file the amendment to declassify our Board of Directors.

        Our Board of Directors has unanimously approved the proposed amendment declassifying the organization of the Board of Directors.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary for approval of the amendment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS.

PROPOSAL 4:    ELECTION OF DIRECTOR

        Our Board of Directors is classified into three classes serving staggered three-year terms. The term of one of our directors will expire at our 2003 annual meeting. Jean-Francois Palus will be elected to serve a term of three years expiring at the 2006 annual meeting (Class II), until a successor is elected and qualified.

        Although you are being asked to elect one nominee to serve on our Board of Directors, if Proposals 1, 2 and 3 are approved and the recapitalization is completed then some or all of our current directors, as designated by the New Investors, will resign. Our directors have notified us that if so requested they will resign if the other conditions to completion of the recapitalization are satisfied. In the event the recapitalization is not completed, our current directors will not resign and the director nominated for election in this Proposal 5, if elected, will serve on our Board of Directors.

        Information concerning the nominee for election as director is presented below. The nominee has consented to serve as a director if elected. Should the nominee become unable to accept the nomination or election, it is intended that the enclosed proxy card will be voted for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

        The age of the director listed below is as of April 30, 2003.

        Jean-Francois Palus. Age 41.    Mr. Palus has been one of our directors since December 2002. Mr. Palus has been an associate of Artemis since March 1, 2001 and a director since January 28, 2002. Artemis is the parent company of the French retailing company, Pinault Printemps Redoute. Mr. Palus is also a director of various subsidiaries of Artemis Group, including Harwanne, Nord Est and BFM, and of Rexel (a subsidiary of Pinault Printemps Redoute). Prior to joining Artemis, Mr. Palus had been Chief Financial Officer of Conforama (a subsidiary of Pinault Printemps Redoute) since 1998.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JEAN-FRANCOIS PALUS TO SERVE ON OUR BOARD OF DIRECTORS.

        For information regarding our other current directors, see "Other Existing Directors" beginning on page 86.

Directors' Meetings

        During our fiscal year 2003 (the year ended January 31, 2003), the Board of Directors met eight times. Each director attended 75% or more of the meetings of the Board of Directors, and attended all of the meetings held by any committee of the Board upon which such director served, except for Mr. Rowan, who attended four of the Board meetings, Mr. Cueff who attended three of the Board meetings, Mr. Black who attended none of the Board meetings and Mr. Rachesky who attended four of the five Audit Committee meetings.

Certain Committees of the Board

        The Board of Directors has standing Audit, Executive, Compensation and Corporate Governance and Nominating Committees.

Audit

        During fiscal year 2003, the members of the Audit Committee were Mark H. Rachesky, Stephen Solarz and Johan Tack. Effective April 21, 2003, Mark H. Rachesky resigned his position as one of our directors. The Audit Committee met five times during fiscal year 2003.

        The Audit Committee is primarily concerned with the effectiveness of the our accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of our independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto and the scope of any non-audit services that may be performed by the independent auditors, (iii) to review our policies and procedures with respect to internal accounting and financial controls and (iv) to review any changes in accounting policy.

        The Audit Committee report begins on page 93.

Executive

        During fiscal year 2003, the members of the Executive Committee were Bernard Attal, Robert H. Falk, Marc J. Rowan and Luc Van Nevel. Effective February 5, 2003, Robert H. Falk and Marc J. Rowan resigned their positions as directors of Samsonite. The Executive Committee acted by unanimous written consent two times during fiscal year 2003.

        The Executive Committee has the authority to act on behalf of the Board of Directors on most matters.

Compensation

        During fiscal year 2003, the members of the Compensation Committee were Bernard Attal, Robert H. Falk and Marc J. Rowan. Effective February 5, 2003, Robert H. Falk and Marc J. Rowan resigned their positions as directors of Samsonite. The Compensation Committee did not meet during fiscal year 2003.

        The Compensation Committee is authorized and directed to recommend and advise concerning all matters relating to salaries, compensation, benefits and related matters, and to administer the 1999 stock option plan and the granting of options under such plan.

        The Compensation Committee Report begins on page 95.

Corporate Governance

        During fiscal year 2003, the members of the Corporate Governance Committee were Bernard Attal, Robert H. Falk and Robert L. Rosen. Effective December 17, 2002 and February 3, 2003, respectively, Robert L. Rosen and Robert H. Falk resigned their positions as directors of Samsonite. The Corporate Governance Committee did not meet during fiscal year 2003.

        The purpose of the Corporate Governance Committee is to help us implement the corporate therapeutic measures which we agreed to undertake as part of the settlement of the litigation described in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 31, 2001, and to generally oversee all corporate governance functions for us.

Nominating

        At its meeting on February 5, 2003, the Board of Directors created a Nominating Committee and appointed Bernard Attal and Stephen J. Solarz to serve as members of the committee. The Nominating Committee did not meet during fiscal year 2003.

        The purpose of the Nominating Committee is to recruit, screen and recommend qualified candidates to stand for election to our Board of Directors.

Compliance with Exchange Act Requirements

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, which are referred to as "principal stockholders," to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of Samsonite. Officers, directors and principal stockholders are required to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on review of the copies of these reports furnished to us, for fiscal year 2003, all section 16(a) requirements applicable to officers, directors and principal stockholders were complied with.

Other Existing Directors

        The following directors are serving terms expiring in future years and are not up for election at the 2003 annual meeting. The terms of Bernard Attal, Luc Van Nevel and Johan Tack expire in 2004. The term of Stephen J. Solarz expires in 2005. Leon D. Black resigned his position as a director effective September 17, 2002. Emmanual Cueff and Robert L. Rosen resigned their positions as directors effective December 17, 2002. Mr. Cueff was replaced by Jean-Francois Palus on December 17, 2002 who stands for election at the 2003 annual meeting. Robert H. Falk and Marc L. Rowan resigned their positions as directors effective February 5, 2003. Mark H. Rachesky resigned his position as a director effective April 21, 2003.

        Bernard Attal. Age 39.    Mr. Attal has been a director of Samsonite since March 1996. Mr. Attal is the Managing Member of Heights Enterprises LLC, which acts as a financial advisor and a representative for certain European institutional investors with respect to their investments in the United States. From 1992 to 1995, Mr. Attal was a Vice President at Credit Lyonnais Securities. Prior to 1992, Mr. Attal was Chief Financial Officer of Altus Patrimoine & Gestion, a money management firm.

        Stephen J. Solarz. Age 62.    Mr. Solarz has been a director of Samsonite since 1993. Mr. Solarz was elected, in 1974, to the House of Representatives from Brooklyn's 13th Congressional District and was re-elected eight times. In the House he served on four committees: Foreign Affairs, Merchant Marine and Fisheries, Intelligence, and the Joint Economic Committee. Mr. Solarz ranked second in seniority on the House Foreign Affairs Committee, where he chaired the Subcommittee on Asian and Pacific Affairs. Since his departure from the House in 1993, Mr. Solarz has been: Senior Counselor at APCO Associates, an international public affairs firm; President of Solarz Associates, a global consulting firm; Chairman of the Central Asian American Enterprise Fund; Vice Chairman of the International Crisis Group; a Distinguished Fellow at the Carnegie Endowment for International Peace; Professor of International Affairs at George Washington University; a Member of the Board of Directors of the National Endowment for Democracy and National Democratic Institute; and a member of the Council on Foreign Relations and the International Rescue Committee. Mr. Solarz is a Director of First Philippine Fund and the Global Santa Fe Corporation.

        Johan Tack. Age 51.    Mr. Tack has been a partner of OC&C Strategy Consultants since October 2002. Mr. Tack was Managing Director of Fortis Bank N.V. headquartered in Brussels, Belgium, from 1998 until November 2000. From 1994 to 1998, Mr. Tack was Managing Director of Generale Bank N.V., the predecessor entity to Fortis Bank N.V. Prior to 1994, Mr. Tack held various management positions with Generale Bank N.V. Mr. Tack is also a Director of City Hotels and Brains in Motion and Vice Chairman of the Board of Quest for Growth.

        Luc Van Nevel. Age 56.    Mr. Van Nevel was elected as President of the Company in February 1998 and became Chief Executive Officer and a Director in May 1998. Prior to that time, Mr. Van Nevel held various positions including Chief Operating Officer (since September 1997) and President of

Samsonite Europe N.V. (since 1989). Since 1984, he has held the additional position of Managing Director of Samsonite Europe N.V. He joined Samsonite Europe N.V. in 1975 as Manager, Financial Planning and progressed to the position of Controller before being promoted to President of Samsonite Europe in 1989. Mr. Van Nevel worked in audit positions with Touche Ross & Co. in Europe for five years before joining Samsonite.

Directors Following the Recapitalization

        Concurrently with the closing of the recapitalization, our Board of Directors will be reconstituted to include nine directors, six of whom are expected to be independent directors and eight of whom will be nominees of the New Investors.

PROPOSAL 5:    APPROVAL OF AMENDMENT TO OUR 1999 STOCK INCENTIVE PLAN

Proposed Amendment

        To ensure that we will continue to have a sufficient number of shares available to provide employees and directors with stock options, our Board of Directors unanimously adopted an amendment to our 1999 Stock Option and Incentive Award Plan, which we refer to as the "1999 Plan," on                        , 2003, subject to approval by our stockholders, to increase the number of shares of our common stock authorized for issuance to our officers, employees, non-employee board members and independent consultants under the 1999 Plan by 74.25 million shares, from 750,000 shares to 75 million shares. We are seeking stockholder approval of this amendment.

Reasons for the Amendment

        We will benefit from the proposed increase in the number of shares available for issuance under the 1999 Plan in that it will allow us to continue to grant options and other equity awards as incentives to our current and newly-hired employees. The purpose of our equity compensation plans is to benefit our stockholders by enabling us to attract and retain the services of the most highly qualified professional and managerial employees and other persons rendering services to us, which our Board of Directors considers essential to our long-range success, by providing long-term incentives linked to the interests of our stockholders. The ability to offer stock through options or other equity-based compensation awards has been and will continue to be a necessary and beneficial method by which we can retain the services of employees and attract competent personnel.

Description of the 1999 Plan

        On July 31, 1999, our Board of Directors adopted, subject to stockholder approval, the Samsonite 1999 Stock Option and Incentive Award Plan, which was approved by stockholders at the 1998 annual meeting of stockholders. As of January 31, 2003, options for 425,641 shares of our common stock were outstanding under our 1999 Plan, and another 324,359 shares of our common stock remained available for future awards under our 1999 Plan. Our Board of Directors is proposing that our stockholders approve an amendment to our 1999 Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The amendment to our 1999 Plan, if approved by the stockholders, will be effective on the date of such approval.

        The following is a summary of the principal features of the 1999 Plan and does not purport to be complete and is qualified in its entirety by reference to the specific language of the 1999 Plan. Any stockholder who wishes to obtain a copy of the actual 1999 Plan may receive one upon written request to our Secretary at our corporate headquarters, or from the SEC through its website because the 1999 Plan has been filed as an exhibit to our proxy statement for the 1998 annual meeting of stockholders. Any capitalized terms used in this summary description that are not defined herein have the meanings assigned to them in the 1999 Plan.

        Our Board of Directors previously adopted the 1995 Stock Option and Incentive Award Plan, which we refer to as the "1995 Plan." As of January 31, 2003, options for 1,399,311 shares were outstanding under the 1995 Plan. The Board of Directors believes the approval and adoption of the amendment to our 1999 Plan is in our and our stockholders' best interest so that we can be assured that a sufficient reserve of shares of common stock remain available for issuance under an equity-based plan. The Board of Directors believes that we must be able to continue to utilize equity incentives to attract and retain the services of key individuals essential to our operations. Equity incentives play a significant role in our efforts to remain competitive in the market for talented individuals, and we rely on such incentives as a means to attract and retain highly qualified individuals in the positions vital to us.

Administration of the 1999 Plan

        The 1999 Plan is administered by the Compensation Committee of the our Board of Directors, which we refer to as the "Committee." The Committee consists of two or more persons, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code. Subject to the terms of the 1999 Plan, the Committee has full authority to determine, among other things, the persons to whom awards under the 1999 Plan ("Awards") will be made, the number of shares of common stock subject to Awards, and the specific terms and conditions applicable to Awards, including, but not limited to, the duration, vesting and exercise or other realization periods, performance criteria, if any, the circumstances for forfeiture and the form and timing of payment with respect to any Award.

        Performance criteria are predetermined by the Committee and are based on one or more of the following criteria (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Common Stock price appreciation, and (viii) implementation or completion of critical projects or processes.

        Where applicable, the performance criteria may be expressed in terms of attaining a specific level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of us, a subsidiary, or a division or strategic business unit of us, or may be applied to our performance of relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Performance criteria may include threshold levels of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance criteria shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the performance criteria in recognition of unusual or nonrecurring events affecting us or any subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

        Grants of a variety of Awards, including stock options, stock appreciation rights, restricted stock and restricted stock units may be made under the 1999 Plan to selected employees, independent contractors and our directors and our present or future subsidiaries, at the discretion of the Committee. Stock options may be either "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. The exercise price of a nonqualified stock option may be at or below the fair market value per share of common stock on the date of grant; generally, the exercise price of an incentive stock option may not be less than the fair market value per share of common stock on the date of grant. The stock options will become exercisable in accordance with a schedule established at the time of grant. The Committee will determine each stock option's expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant. The 1999 Plan provides that the exercise price for stock options granted thereunder may, as determined by the Committee, be payable in cash, shares of common stock, a combination of cash and common stock or by such other payment method as the Committee may prescribe.

        In addition to the foregoing Awards, the Committee may, in its sole discretion, grant such other forms of stock-based and cash-based Awards as it may determine to be consistent with the purpose of the 1999 Plan. Inasmuch as Awards under the 1999 Plan will be granted at the sole discretion of the Committee and that performance criteria may vary from year to year and participant to participant, benefits under the 1999 Plan are not determinable.

        The 1999 Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that no amendment that requires stockholder approval in order for the 1999 Plan to continue to comply with Section 162 (m) of the Code or any applicable listing requirement shall be effective unless such amendment has been approved by the our stockholders. In addition, no amendment may be made that adversely affects any of the rights of a grantee under any Award theretofore granted, without such grantee's consent.

        In any year, no 1999 Plan participant may be granted awards with respect to more than one-third of the shares of common stock reserved for issuance under the 1999 Plan.

Certain Federal Income Tax Consequences

        The following discussion is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to an Award under the 1999 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

        Nonqualified Stock Options ("NQSO").    An optionee will not recognize any taxable income upon the grant of an NQSO. We will not be entitled to a tax deduction with respect to the grant of NQSO's.

        Upon exercise of an NQSO, the excess of the fair market value of the common stock on the exercise date over the exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. We will generally be entitled to a tax deduction at that time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

        In the event of a sale or other disposition of common stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock (which begins upon such exercise) is more than one year.

        Incentive Stock Options ("ISO").    An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and we will not be entitled to a tax deduction with respect to such grant or exercise. An Optionee will, however, recognize taxable compensation income, and we will be entitled to a corresponding tax deduction, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company (or certain subsidiaries of the Company) or within 3 months after termination of employment) or if the optionee engages in a "disqualifying disposition" as described below. The excess of the fair market value, on the date of the exercise of an ISO, of the common stock acquired pursuant to and over the exercise price constitutes an item of tax preference for purposes of the federal alternative minimum tax.

        A sale or exchange by an optionee of common stock acquired upon the exercise of an ISO more than one year after the transfer of such common stock to such optionee and more than two years after the date of grant of the ISO generally will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the common stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such common stock that will have the following results: any excess of (i) the lesser of (a) the fair market value of the common stock at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the common stock over (ii) the exercise price of such ISO will be taxable as compensation income to the optionee, and we will be entitled to a tax deduction in the amount of such compensation income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by us.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR 1999 STOCK OPTION AND INCENTIVE AWARD PLAN.

PROPOSAL 6:    APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors desires to obtain from our stockholders an indication of their approval or disapproval of the Board's action in appointing KPMG LLP as independent auditors of ours and our subsidiaries for our fiscal year 2004 (year ending January 31, 2004).

        The Board of Directors reviewed the performance of KPMG LLP in prior years as well as the firm's reputation for integrity and competence in the fields of accounting and auditing. Based on such review, the Board of Directors approved the appointment of KPMG LLP as independent auditors.

        Representatives of KPMG LLP will be present at the annual meeting and will have the opportunity to make such statements as they may desire. They will also be available to respond to any questions from stockholders.

Audit Fees

        We retained KPMG LLP to audit its consolidated financial statements for fiscal years 2003 and 2002. The aggregate fees for professional services rendered by KPMG for the audit of our annual financial statements for fiscal 2003 and 2002 and fees billed for other services rendered by KPMG were:

	Year ended January 31
	2003	2002
	in thousands
Audit Fees	$1,048	969
Audit-Related Fees	44	53

Subtotal	1,092	1,022

Tax Fees	103	135
Financial Information Systems Design and Implementation Fees	—	—
All Other Fees	55	34

Total	$1,250	1,191

        Audit Fees.    Amounts include review of the interim financial statements contained in our Quarterly Reports on Form 10-Q and preparation of statutory reports. In addition, included in this category are fees for services that generally only KPMG LLP reasonably can provide, e.g., statutory audits, consents and assistance with the review of documents filed with the SEC.

        Audit-Related Fees.    Amounts billed for assurance and related services that are traditionally performed by the independent accountant. More specifically, these services include employee benefit plan audits, accounting consultations and audits in connection with proposed or consummated acquisitions, and consultation concerning financial accounting and reporting standards.

        Tax Fees.    Amounts billed for services performed by the professional staff in KPMG LLP's tax practice. This includes fees for tax compliance, tax planning, and tax advice. Tax compliance involves preparation of original and amended tax returns and claims for refund and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans, and requests for rulings or technical advice from taxing authorities.

        All Other Fees.    Amounts billed for statutory accounting, legal and other advisory and consulting services performed by the independent auditors and its affiliates.

        Financial Information Systems Design and Implementation Fees.    None.

        The Board of Directors recommends a vote FOR the following resolution, which will be proposed at the meeting:

  "RESOLVED, that the appointment, by the Board of Directors of the Company, of KPMG LLP as independent auditors of the Company and its subsidiary companies, for the fiscal year 2004, be and hereby is approved and ratified."

        In the event the resolution is defeated, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and cost of making any substitution of auditors, it is contemplated that the appointment for the fiscal year 2004 will be permitted to stand unless the Board finds other good reasons for such a change.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF APPOINTMENT OF KPMG LLP TO SERVE AS OUR INDEPENDENT AUDITORS.

REPORT OF AUDIT COMMITTEE

        The Corporate Governance Committee has assumed responsibility for determining whether all members of the Audit Committee are "independent," as defined by Nasdaq Marketplace Rule 4200(a)(14) and meet the requirements of Nasdaq Marketplace Rule 4350(d)(2). The Company is in compliance with the Nasdaq rule requiring an entirely independent Audit Committee as of April 30, 2003. Although the Company's common shares are no longer traded on Nasdaq, the Company has retained its independent Audit Committee.

        The Board of Directors has adopted a written charter setting out the audit related functions the Audit Committee is to perform, a copy of which was an attachment to the 2001 proxy statement.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

        The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee has reviewed the Company's audited financial statements and met with both management and KPMG LLP, the Company's independent auditors, to discuss those financial statements prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

        The Audit Committee has received from and discussed with KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee has determined that the provision of non-audit services, if any, rendered by KPMG LLP to the Company is compatible with maintaining the independence of KPMG LLP from the Company. The Audit Committee has also discussed with KPMG LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Based on these reviews and discussions, we recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003.

By the Audit Committee of the Board of Directors

                  Stephen J. Solarz
                  Johan Tack

EXECUTIVE OFFICERS

        Our executive officers are elected by and serve at the discretion of the Board of Directors. Set forth below is certain information regarding each named executive officer as of April 30, 2003, except for Mr. Van Nevel whose biography appears above.

        Thomas R. Sandler. Age 56.    Mr. Sandler was appointed President of the Americas division of Samsonite effective March 1998. Prior to that Mr. Sandler was the Chief Financial Officer and Treasurer of Samsonite since May 1, 1995. Prior to joining Samsonite, Mr. Sandler was the managing partner of the Denver office of BDO Seidman, an international public accounting firm, since July 1, 1994. Prior to joining BDO Seidman, Mr. Sandler was an audit and consulting partner in the international public accounting firm of KPMG LLP, specializing in corporate restructurings.

        Richard H. Wiley. Age 46.    Mr. Wiley has been Chief Financial Officer, Treasurer and Secretary of Samsonite since March 1998. Prior to that Mr. Wiley was Chief Financial Officer of the Americas division of Samsonite and Assistant Treasurer since May 15, 1995. Prior to joining Samsonite, Mr. Wiley was an audit and consulting senior manager with BDO Seidman, an international public accounting firm, since July 1994. Prior to that, Mr. Wiley was with KPMG LLP since 1982, working in the audit and consulting areas.

        Karlheinz Tretter. Age 60.    Effective April 1, 2003, Mr. Tretter is a consultant to Samsonite GmbH, the Company's German subsidiary. Prior to April 1, 2003, Mr. Tretter was Managing Director of Samsonite Europe N.V. beginning in May 1994 and President of Samsonite Asia beginning in February 1998. Additionally, Mr. Tretter was President of Samsonite Europe N.V. from October 1997 to November 2000. Prior to that Mr. Tretter was Vice President of Samsonite Europe N.V. since May 1994. From 1990 until 1994, Mr. Tretter served as Vice President of Marketing and/or Sales for Samsonite Europe.

        Giuseppe Fremder. Age 50.    Mr. Fremder was appointed President of Samsonite SpA, Samsonite's Italian subsidiary, in October 1997. In addition, Mr. Fremder has served as Managing Director of Samsonite SpA and its predecessor, Samsonite Italy Srl., since it was founded in 1984. In 2000, Mr. Fremder was appointed President of Samsonite black label, the world-wide fashion division of Samsonite Corporation.

        Marc Matton. Age 54.    Mr. Matton was appointed President and Managing Director of Samsonite Europe in November 2000. Prior to that, Mr. Matton was Vice President Marketing and Sales at Samsonite Europe N.V. since 1995 and additionally, General Manager Softside Division beginning in 1998. From 1991 until 1995, Mr. Matton served as Sales Director for Samsonite Europe.

        L. C. Ross. Age 56.    Mr. Ross was appointed Vice President—Legal, General Counsel and Assistant Secretary of the Company in October 2000. Prior to that, from October 1997 until joining Samsonite, Mr. Ross represented private clients in transactions such as mergers, acquisitions, joint ventures and major contracts. From October 1980 to October 1997, Mr. Ross was Vice President, Secretary and General Counsel of Total Petroleum, Inc., the North American oil refining and marketing affiliate of TOTAL, a major oil company based in Paris, France. Prior to October 1980, Mr. Ross served as Vice President, General Counsel and Secretary of Vickers Petroleum Corporation in Wichita, Kansas. Mr. Ross has practiced corporate law since 1974 and is admitted to practice in the state and federal courts in Colorado.

EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of the our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the Compensation Committee and the performance graph shall not be incorporated by reference into any such filing.

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors of the Company reviews and approves the salaries and bonuses of the executive officers of the Company as well as all grants of options to purchase shares of common stock and other equity-based compensation awards.

        Objectives.    The Compensation Committee's primary objectives are to retain the best qualified people and to insure that they are properly motivated to have the Company prosper over the long term. In furtherance of the foregoing, the Compensation Committee, in establishing the components and levels of compensation for its executive officers, seeks (i) to enable the Company to attract and retain highly qualified executives and (ii) to provide financial incentives in the form of cash bonuses and equity compensation in order to align the interests of executive officers more closely with those of the stockholders of the Company and to motivate such executives to increase stockholder value by improving corporate performance and profitability.

        Employment Agreements.    The Company has entered into employment agreements with certain of its executive officers, including certain of the named executive officers listed in the Summary Compensation Table on page 98. The Compensation Committee has considered the advisability of using employment agreements and has determined that the use of employment agreements is in the best interest of the Company because it facilitates (consistent with the Compensation Committee's overall objectives) the Company's ability to attract and retain the services of the most highly qualified executive officers. Each such employment agreement separately reflects the terms that the Compensation Committee felt were appropriate and/or necessary to retain the services of the particular executive.

        Components of Executive Compensation.    There are two components of the Company's executive compensation program:

  •
  Cash compensation.

  •
  Equity compensation.

        Cash Compensation.    Cash compensation is comprised of base salary and annual cash incentive bonuses. Since, as noted above, certain of the named executive officers of the Company were party to employment agreements with the Company effective during the past fiscal year, their respective cash compensation levels were subject to the provisions of such employment agreements. The Compensation Committee subjectively arrived at appropriate base salary compensation levels in the process of negotiating such agreements.

        The Company offers each of its executive officers an opportunity to earn additional cash compensation in the form of annual bonuses that are awarded if the Company attain specified performance goals or if the officer satisfactorily completes certain annual projects approved by the Compensation Committee. The Compensation Committee believes that making a significant portion of executive officer compensation subject to the Company attaining specified performance goals or the successful completion of specified projects motivates the executive officers to increase their individual efforts on behalf of the Company. The Compensation Committee also believes that it is appropriate that the Company's executive officers receive lower compensation when the Company does not attain its specified performance goals and higher compensation when the Company attains such goals.

        Annual bonus amounts for the named executive officers were determined pursuant to terms provided in their respective employment agreements and, as noted above, were conditioned on the Company's attainment of specified performance goals and/or the officer's satisfactory completion of certain annual projects approved by the Compensation Committee.

        Equity Compensation.    Equity compensation is comprised of stock options, restricted stock awards, and stock bonus awards. Stock option grants reflect the Compensation Committee's desire to provide a meaningful equity incentive for the executive to have the Company prosper over the long term. At January 31, 2003, options to purchase 925,304 shares were held by certain executive officers of the Company, as described elsewhere herein. At January 31, 2003, options to purchase 1,824,952 shares by executives and other employees were outstanding. At April 30, 2003, all options outstanding are exercisable at prices significantly above their fair market value.

        Chief Executive Officer Compensation.    In fiscal 2003, the compensation of Mr. Van Nevel was determined pursuant to the Van Nevel Agreement described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

By the Compensation Committee of the Board of Directors

                  Bernard Attal

Summary Compensation Table

        The following table sets forth the compensation paid or awarded to our Chief Executive Officer, or "CEO," of and our other four most highly compensated executive officers at the end of the fiscal year, which we refer to collectively as the "Named Executives," for services rendered in all capacities for the last three fiscal years.

	Annual Compensation							Long-Term Compensation Awards
Name/Principal Position	Year(a)	Salary ($)		Bonus ($)		Other Annual Compensation ($)		Securities Underlying Options/SARs (#)	All Other Compensation ($)(f)
Luc Van Nevel(b) President, Director and Chief Executive Officer	2003 2002 2001	535,989 524,366 382,041		713,370 — 399,150		— — 50,000	(d)	— — 20,000	72,229 68,255 78,645
Thomas R. Sandler President, Samsonite—the Americas	2003 2002 2001	350,000 350,000 325,000		237,773 — 148,225		— — —		— — 10,000	13,923 13,635 11,452
Karlheinz Tretter(c) Managing Director, Samsonite Europe, N.V. and President, Samsonite Asia	2003 2002 2001	345,170 326,310 278,539		231,788 — 215,725		— — —		— — 10,000	34,325 32,667 27,746
Richard H. Wiley Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	300,000 300,000 275,000		203,805 — 116,463		— — —		— — 10,000	16,771 15,889 13,657
L.C. Ross Vice President, Legal and General Counsel	2003 2002 2001	181,800 179,167 47,788	(e)	133,446 40,010 10,877	(e)	— — —		— — 6,000	9,560 7,056 1,313

(a)
Fiscal year ending January 31.

(b)
A portion of Mr. Van Nevel's cash compensation was paid in euros in fiscal 2003 and 2002 and in Belgian francs during fiscal 2001. His salary, bonuses, and all other compensation amounts, to the extent denominated in euros, have been translated to U.S. dollars at rates of .946 and .894 dollars to the euro for the years ended January 31, 2003 and 2002, respectively, and the Belgian franc equivalent of .922 U.S. dollars to the euro in fiscal 2001.

(c)
During fiscal 2003 and 2002, Mr. Tretter's base salary was 365,000 euros. In fiscal 2001, Mr. Tretter's base salary was paid in various European currencies equivalent to 300,147 euros. During fiscal 2003, 2002 and 2001, his salary and other compensation amounts, to the extent denominated in euros, have been translated to U.S. dollars at the rate of .946, .894 and .922 euros to the U.S. dollar, respectively.

(d)
Consists of amounts paid to Mr. Van Nevel to cover the cost of maintaining a second residence in Denver, Colorado.

(e)
Amounts paid to Mr. Ross in fiscal 2001 represent compensation for the period between the start of his employment with the Company in October 2000 through the end of the fiscal year.

(f)
Represents the following amounts paid by us for the benefit of each of the Named Executives:

Name	Year(i)	Company contribution to 401(k) Plan	Life insurance and medical insurance premium
Mr. Van Nevel(ii)	2003	—	—
Mr. Sandler	2003	5,500	8,423
Mr. Tretter(ii)	2003	—	—
Mr. Wiley	2003	5,500	11,271
Mr. Ross	2003	5,500	4,060

  (i)
  Fiscal year ending January 31.

  (ii)
  Mr. Van Nevel and Mr. Tretter participate in an employee benefit arrangement available to employees of the Company located in Belgium and Germany, respectively, which combines retirement and life insurance benefits based on salary. An amount is contributed by the Company on behalf of such employees in order to purchase insurance contracts that contain both a life insurance and retirement pension provision. In fiscal 2003, $72,229 and $34,325 was contributed on behalf of Mr. Van Nevel and Mr. Tretter, respectively.

        There were no grants of stock options during fiscal 2003 to the Named Executives.

        The following table discloses, for the Named Executives, information regarding stock options that were held at January 31, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized $	Number of Securities Underlying Options/SARs at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-money Options/SARs at Fiscal Year End ($) Exercisable/Unexercisable(a)
Mr. Van Nevel	—	—	112,000 / 148,000	— / —
Mr. Sandler	—	—	76,382 / 92,750	— / —
Mr. Tretter	—	—	90,909 / 92,750	— / —
Mr. Wiley	—	—	73,011 / 94,760	— / —
Mr. Ross	—	—	4,700 / 7,400	— / —

(a)
Total value of options based on fair market value of common stock of $0.35 as of January 31, 2003. There were no awards under long-term incentive plans other than stock options to any Named Executives in fiscal 2003.

Director's Compensation

        Each member of our Board of Directors, other than a director employed by us, is entitled to receive a fee of $25,000 per annum for serving on our Board of Directors. In 1996, we adopted the 1996 Directors' Stock Plan whereby Board members may elect to receive their fees in our common stock rather than cash. During fiscal 2003, based on the elections of the directors, approximately 22% of the aggregate directors fees were paid solely in our shares. In addition, directors are reimbursed for all reasonable travel and other expenses of attending meetings of our Board of Directors or a committee thereof.

Pension Plan Table

        The U.S. executives are participants in the Samsonite Employee Retirement Income Plan, which we refer to as the "Samsonite Pension Plan," and certain of the executives participate in the Supplementary Executive Retirement Plan, which we refer to as the "SERP." The Samsonite Pension Plan is a qualified defined benefit plan which provides benefits to the participants retiring at normal retirement age calculated based on years of service and average compensation (as defined by the pension plan), net of offsets for Social Security benefits. The SERP, which is a nonqualified unfunded plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits on compensation and benefits in excess of Internal Revenue Code maximums for qualified plans.

        The following table shows the estimated hypothetical annual benefits payable pursuant to the Samsonite Pension Plan and the SERP to persons retiring at their normal retirement age in specified eligible compensation and years of service classifications.

	Years of Service
Remuneration
	15	20	25	30	35
$125,000	23,478	31,304	39,131	46,957	55,299
150,000	29,103	38,804	48,506	58,207	68,424
175,000	34,728	46,304	57,881	69,457	81,549
200,000	40,353	53,804	67,256	80,707	94,674
225,000	45,978	61,304	76,631	91,957	107,799
250,000	51,603	68,804	86,006	103,207	120,924
300,000	62,853	83,804	104,756	125,707	147,174
400,000	74,103	98,804	123,506	148,207	173,424
450,000	74,103	98,804	123,506	148,207	173,424
500,000	74,103	98,804	123,506	148,207	173,424
550,000	74,103	98,804	123,506	148,207	173,424
600,000	74,103	98,804	123,506	148,207	173,424

        Compensation covered by the above Plans is total cash compensation paid, including any amount contributed under a Section 401(k) plan. The benefits shown above are payable on a life annuity basis and are not subject to any offset amounts.

        Mr. Sandler and Mr. Wiley have each accrued 7 years of service credit under the Samsonite Pension Plan and the SERP. Mr. Ross has accrued 2 years of service credit under the Samsonite Pension Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Luc Van Nevel.    The Company entered into an Executive Management Agreement, effective February 1, 2002, which we refer to as the "Van Nevel Agreement," with Mr. Van Nevel for successive one-year periods ending on January 31, 2003 and each year thereafter, provided that the agreement shall automatically terminate on February 1, 2007 without notice or further action by Mr. Van Nevel or the Company. Under the Van Nevel Agreement, Mr. Van Nevel is obligated to devote full time to the affairs of the Company, except to the extent that he is required to provide services to Samsonite Europe N.V., which we refer to as "Samsonite Europe," and its subsidiaries pursuant to the Consulting Agreement (described below). The Van Nevel Agreement provides for an annual base salary of $325,000. The Van Nevel Agreement provides that the Board may increase the base salary payable to Mr. Van Nevel. Mr. Van Nevel is entitled to receive an incentive bonus of up to $787,500 if the Company attains certain annual performance goals and Mr. Van Nevel completes certain annual projects prescribed by the Board. The Van Nevel Agreement provides that upon termination by the Company without Cause or by Mr. Van Nevel for Good Reason (each as defined in the Van Nevel Agreement), the Company is required to pay Mr. Van Nevel severance compensation of $500,000. In the event of termination, the incentive bonus is eligible to be paid if Mr. Van Nevel is employed through the end of the fiscal year in which the prescribed performance goals and annual projects were to be achieved. The Van Nevel Agreement provides that during Mr. Van Nevel's employment with the Company and for a period of one year thereafter (unless such employment is terminated by the Company without Cause or by Mr. Van Nevel with Good Reason), he shall not engage in any business activity that is in substantial competition with any of the businesses engaged in by the Company in any of the geographic areas in which business is conducted by the Company during the twelve months preceding the termination of employment.

        On February 1, 1998, Samsonite Europe entered into an Amended and Restated Consulting Agreement, which we refer to as the "Consulting Agreement," with Mr. Van Nevel, which amends and restates a consulting agreement effective January 1, 1990 and amended and restated as of January 1, 1992. Under the Consulting Agreement, Mr. Van Nevel is required to provide consulting services to Samsonite Europe and certain of its subsidiaries. The Consulting Agreement provides for an annual consulting fee of 223,104 euro ($234,259 U. S. dollars at January 31, 2003). The Consulting Agreement may be terminated by Samsonite Europe with prior written notice. The notice period is based on a formula which takes into consideration, among other things, Mr. Van Nevel's age and length of service at the time the notice is given. If Samsonite Europe fails to give the required notice, the Consulting Agreement provides for the payment of liquidated damages equal to the aggregate consulting fee to which Mr. Van Nevel would have been entitled had the notice period been fully observed. Under certain circumstances, the termination of the Van Nevel Agreement will be deemed to be a termination of the Consulting Agreement by Samsonite Europe.

        On July 15, 1998, pursuant to the terms of the FY 1999 Stock Option and Incentive Award Plan, which we refer to as the "1999 Plan," Mr. Van Nevel was awarded options to purchase 40,000 shares of our common stock at a price of $9.375 per share, the market price of the common stock at the date of the grant. The options, which were granted out of shares reserved for the 1995 Plan, have a ten year term. As of July 15, 2002, all of these options have vested and are currently exercisable. On March 24, 1999, Mr. Van Nevel was awarded options to purchase 40,000 shares of our common stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 32,000 shares of our common stock have vested and are currently exercisable. The remaining options to purchase 8,000 shares of our common stock will become exercisable on April 30, 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Van Nevel's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 8,000 options will automatically vest. On February 8, 2000, Mr. Van Nevel was awarded options to purchase 20,000 shares of our common stock at $5.75 per share, the market value at the date of the grant. Of these, options to purchase 12,000 shares of our common stock have vested and are currently exercisable. Of the remaining 8,000 options to purchase shares of our common stock, 4,000 options will vest and become exercisable on each of April 30, 2004 and 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Van Nevel's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then the remaining 8,000 options will automatically vest.

        On November 12, 1999, pursuant to the 1995 Plan, Mr. Van Nevel was awarded options to purchase 160,000 shares of common stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 40,000 options to purchase shares of our common stock vested and are currently exercisable. The remaining 120,000 options to purchase shares of our common stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following the fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Van Nevel remains continuously employed by the Company through that date.

        Effective as of May 15, 1996, the Company entered into an agreement with Mr. Van Nevel, which we refer to as the "Van Nevel Share Bonus Agreement," that provides for a stock bonus of 38,889 shares of common stock, which we refer to as the "Bonus Shares." The Bonus Shares vest and are payable if Mr. Van Nevel remains continually employed by the Company through the earlier of the third anniversary of the date of the Van Nevel Share Bonus Agreement and the first anniversary of a Change of Control Event (as defined in the Van Nevel Share Bonus Agreement); provided that if Mr. Van Nevel's employment is terminated prior to such date (i) by reason of death, (ii) by the Company other than for Cause or Disability, (each as defined in the Van Nevel Bonus Shares Agreement), or (iii) by Mr. Van Nevel for Good Reason (as defined in the Van Nevel Bonus Shares Agreement), then notwithstanding such termination of employment, such Bonus Shares shall be payable not later than 30 days following such termination. In connection with the completion of the 1998 recapitalization in fiscal 2000, the Van Nevel Share Bonus Agreement awarding the Bonus Shares was amended to permit the tender of the Bonus Shares to the Company. As a result, the Company purchased for $40.00 per share 20,026 of the Bonus Shares from Mr. Van Nevel, representing the same percentage of shares accepted in the 1998 recapitalization from other stockholders. The remainder of the Bonus Shares vested May 15, 1999.

        Thomas R. Sandler.    The Company entered into an employment agreement with Mr. Sandler effective as of June 15, 2001, which we refer to as the "Sandler Agreement," for a term beginning on February 1, 2001 and continuing for successive one-year periods ending on January 31, 2002 and January 31 of each year thereafter; provided that the term shall end on the last day of a contract year if the Company gives Mr. Sandler written notice of its intention not to extend the agreement not less than six months prior to the end of a contract year. The Sandler Agreement provides for an annual salary of $350,000. Mr. Sandler is also entitled to receive an incentive bonus of up to 75% of annual base salary ($262,500 at February 1, 2003) if the Company attains certain annual performance goals and Mr. Sandler completes certain annual projects prescribed by the Board. The Sandler Agreement provides that the Board may increase the base salary payable to Mr. Sandler. The Sandler Agreement provides for participation of Mr. Sandler in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other Company executive officers in the United States. The Sandler Agreement provides that if the Company terminates Mr. Sandler's employment without Cause, or if Mr. Sandler terminates his employment for Good Reason (each as defined in the Sandler Agreement), then (1) the Company will be required to pay Mr. Sandler a sum equal to eighteen months of base salary; provided that in the event the Company has provided a timely notice of non-renewal, the amount of base salary paid between the date of the notice and the date of termination will be subtracted from the eighteen months of base salary and (2) until Mr. Sandler becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Sandler to continue to participate, for the number of months remaining in the term of the Sandler Agreement, in all Company medical and welfare benefit plans, provided such participation is permissible under the general terms and provisions of those plans. Mr. Sandler is eligible to receive the incentive bonus for any contract year only if he is employed through the end of the year. The Sandler Agreement provides that during Mr. Sandler's employment with the Company and for a period of one year thereafter, Mr. Sandler will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.

        On October 29, 1996, Mr. Sandler was granted options under the Company's 1995 Plan to purchase 14,132 shares of our common stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a six-year term. As of January 31, 1999, all of these options have vested and are currently exercisable. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Sandler was awarded options to purchase 20,000 shares of our common stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten year term. As of July 15, 2002, all of these options have vested and are currently exercisable. On March 24, 1999, Mr. Sandler was awarded options to purchase 20,000 shares of our common stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 16,000 shares of our common stock have vested and are currently exercisable. The remaining options to purchase 4,000 shares of our common stock will become exercisable on April 30, 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Sandler's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 4,000 options will automatically vest. On February 8, 2000, Mr. Sandler was awarded options to purchase 10,000 shares of our common stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 6,000 shares of our common stock have vested and are currently exercisable. Of the remaining 4,000 options to purchase shares of our common stock, 2,000 options will vest and become exercisable on each of April 30, 2004 and 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Sandler's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 4,000 options will automatically vest.

        On November 12, 1999, pursuant to the 1995 Plan, Mr. Sandler was awarded options to purchase 105,000 shares of common stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 26,250 options to purchase shares of our common stock vested and are currently exercisable. The remaining 78,750 options to purchase shares of our common stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Sandler remains continuously employed by the Company through that date.

        Effective as of May 15, 1996, the Company entered into an agreement with Mr. Sandler, which we refer to as the "Sandler Share Bonus Agreement," that provides for a stock bonus of 38,889 shares of common stock, which we refer to as the "Bonus Shares". The Bonus Shares vest and are payable if Mr. Sandler remains continually employed by the Company through the earlier of the third anniversary of the date of the Sandler Share Bonus Agreement and the first anniversary of a Change of Control Event (as defined in the Sandler Share Bonus Agreement); provided that if Mr. Sandler's employment is terminated prior to such date (i) by reason of death, (ii) by the Company other than for Cause or Disability (each as defined in the Sandler Share Bonus Agreement), or (iii) by the executive for Good Reason (as defined in the Sandler Share Bonus Agreement), then notwithstanding such termination of employment, such Bonus Shares shall be payable not later than 30 days following such termination. The Sandler Share Bonus Agreement also provides that if a Change of Control Event (as defined in the Sandler Share Bonus Agreement) occurs, all options to purchase common stock granted to Mr. Sandler prior to May 15, 1996 vest and become exercisable on the first anniversary of the date on which such event occurs (to the extent such options shall not have otherwise vested as of such first anniversary date), so long as Mr. Sandler remains continually employed by the Company through such first anniversary date. In connection with the completion of the 1998 recapitalization, the Sandler Share Bonus Agreement awarding the Bonus Shares was amended to permit the tender of the Bonus Shares to the Company. As a result, the Company purchased for $40.00 per share 20,026 of the Bonus Shares from Mr. Sandler, representing the same percentage of shares accepted in the 1998 recapitalization from other stockholders. The remainder of the Bonus Shares vested May 15, 1999.

        Karlheinz Tretter.    The Company has entered into an Overall Agreement with Mr. Tretter, effective as of February 1, 1998. Pursuant to the Overall Agreement, Mr. Tretter will serve in a management position with Samsonite GmbH and will provide services to various subsidiaries of Samsonite Europe. Beginning February 1, 2001, the Overall Agreement provides for an annual salary of 365,000 euros (the equivalent of U.S. $383,250 at January 1, 2003, which may be increased at the discretion of the Company. Mr. Tretter is also entitled to receive an incentive bonus in an amount up to 75% of annual base salary if the Company attains certain annual performance goals and Mr. Tretter completes certain annual projects prescribed by the Board. The Overall Agreement provides that if the Company terminates Mr. Tretter's employment without Cause, or if Mr. Tretter terminates his employment for Good Reason (each as defined in the Overall Agreement), then the Company will be required to pay Mr. Tretter the greater of (i) the amount of indemnity which might be due under German local law and (ii) the lesser of (a) $500,000 less sums paid to Mr. Tretter for the non-competition covenant described below and (b) the amount of base compensation due under the Overall Agreement from the date of termination to its expiration date. The Overall Agreement provides that while working for the Company and for a period of one year thereafter, Mr. Tretter will not become active for another company which competes with the Company in Germany or Member States of the European Union. The Overall Agreement expired on March 31, 2003.

        As envisioned by the Overall Agreement, Mr. Tretter and Samsonite GmbH entered into an Employment Agreement, which we refer to as the "German Employment Agreement," effective as of February 1, 1998, pursuant to which Mr. Tretter serves as Managing Director of Samsonite GmbH. That agreement calls for an annual base salary of 146,000 euros, which is part of and not in addition to the base salary payable under the Overall Agreement. Mr. Tretter's German Employment Agreement expired on March 31, 2003.

        Effective with the expiration of the Overall Agreement and the German Employment Agreement on March 31, 2003, Mr. Tretter's consulting agreement with Samsonite GmbH took effect whereby Mr. Tretter will continue to render services to Samsonite GmbH and its affiliates, as Samsonite GmbH may designate from time to time, for a period of two years running from April 1, 2003 to March 31, 2005. The annual compensation payable under this agreement is 125,000 euros.

        On October 29, 1996, Mr. Tretter was granted options, which we refer to as the "Tretter Option Agreement," under the Company's 1995 Plan to purchase 28,659 shares of our common stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a six-year term. As of January 31, 1999, all of these options have vested and are currently exercisable. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Tretter was awarded options to purchase 20,000 shares of our common stock at a price of $9.375 per share, the market value at the date of the grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten year term. As of July 15, 2002, all of these options have vested and are currently exercisable. On March 24, 1999, pursuant to the 1999 Plan, Mr. Tretter was awarded options to purchase 20,000 shares of our common stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 16,000 shares of our common stock have vested and are currently exercisable. The remaining 4,000 options to purchase shares of our common stock will vest and become exercisable on April 30, 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Tretter's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 4,000 options will automatically vest. On February 8, 2000, Mr. Tretter was awarded options to purchase 10,000 shares of our common stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 6,000 shares of our common stock have vested and are currently exercisable. Of the remaining 4,000 options to purchase shares of our common stock, 2,000 options will vest and become exercisable on each of April 30, 2004 and 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Tretter's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 4,00 options will automatically vest.

        On November 12, 1999, pursuant to the 1995 Plan, Mr. Tretter was awarded options to purchase 105,000 shares of common stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 26,250 options to purchase shares of our common stock vested and are currently exercisable. The remaining 78,750 options to purchase shares of our common stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Tretter remains continuously employed by the Company through that date.

        Richard H. Wiley.    The Company entered into an employment agreement with Mr. Wiley effective as of February 1, 2001, which we refer to as the "Wiley Agreement," for successive one-year periods ending on January 31, 2002 and for each year thereafter; provided that the term shall end on the last day of a contract year if the Company gives Mr. Wiley written notice of its intention not to extend the agreement not less than six months from the end of a contract year. The Wiley Agreement provides for an annual base salary of $300,000. The Wiley Agreement provides that the Board may increase the base salary payable to Mr. Wiley. Mr. Wiley is also entitled to receive an incentive bonus of up to 75% of annual base salary ($225,000 at February 1, 2003) if the Company attains certain annual performance goals and Mr. Wiley completes certain annual projects prescribed by the Board. The Wiley Agreement provides for participation of Mr. Wiley in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers of the Company in the United States. The Wiley Agreement provides that if the Company terminates Mr. Wiley's employment without Cause, or if Mr. Wiley terminates his employment for Good Reason (each as defined in the Wiley Agreement), then (1) the Company will be required to pay Mr. Wiley a sum equal to eighteen months of base salary; provided that in the event the Company has provided a timely notice of non-renewal, the amount of base salary paid between the date of the notice and the date of termination will be subtracted from the eighteen months of base salary and (2) until Mr. Wiley becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Wiley to continue to participate, for the number of months remaining in the term of the Wiley Agreement, in all Company health and welfare benefit plans, provided such participation is permissible under the general terms and provisions of those plans. Mr. Wiley is eligible to receive the incentive bonus for any contract year only if he is employed through the end of the year. The Wiley Agreement provides that during Mr. Wiley's employment with the Company and for a period of one year thereafter, Mr. Wiley will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.

        On October 29, 1996, Mr. Wiley was granted options under the Company's 1995 Plan to purchase 7,029 shares of the Company's common stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a ten-year term. As of October 29, 2001, all of these options have vested and are currently exercisable. On February 1, 1997, Mr. Wiley was granted options under the Company's 1995 Plan to purchase 5,732 shares of the Company's common stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a ten-year term. As of February 1, 2002, all of these options have vested and are currently exercisable. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Wiley was awarded options to purchase 15,000 shares of the Company's common stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted out of shares reserved for the Company's 1995 Plan, have a ten-year term. As of July 15, 2002, all of these options have vested and are currently exercisable. On March 24, 1999, Mr. Wiley was awarded options to purchase 25,000 shares of our common stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 20,000 shares of our common stock have vested and are currently exercisable. The remaining options to purchase 5,000 shares of our common stock will become exercisable on April 30, 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Wiley's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 5,000 options will automatically vest. On February 8, 2000, Mr. Wiley was awarded options to purchase 10,000 shares of our common stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Of these, options to purchase 6,000 shares of our common stock have vested and are currently exercisable. Of the remaining 4,000 options to purchase shares of our common stock, 2,000 options will vest and become exercisable on each of April 30, 2004 and 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Wiley's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then these remaining 4,000 options will automatically vest.

        On November 12, 1999, pursuant to the 1995 Plan, Mr. Wiley was awarded options to purchase 105,000 shares of common stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined in the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 26,250 options to purchase shares of our common stock vested and are currently exercisable. The remaining 78,750 options to purchase shares of our common stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined in the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Wiley remains continuously employed by the Company through that date.

        L. C. Ross.    The Company entered into a Change In Control Agreement with Mr. Ross effective October 16, 2000 and extending thereafter for a term of three years. Under the terms of the agreement, if Mr. Ross is terminated from employment with the Company, without Cause, as defined in the agreement, within a period of one year after the Company experiences a Change of Control, as defined in the agreement, Mr. Ross will be entitled to receive from the Company a payment in the amount of $100,000.

1995 Stock Option and Incentive Award Plan (the "1995 Plan")

        The Company has reserved 2,550,000 shares for issuance under the 1995 Plan. The 1995 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards or other forms of awards consistent with the purposes of the plan. Incentive stock options must be issued at exercise prices no less than the fair market value of the common stock at the date of the grant. Nonqualified options may be granted at exercise prices at or below the market value, but not at less than 50% of the market value of the common stock at the date of the grant. Options granted under the 1995 Plan will vest over a period of not more than ten years as determined by the Compensation Committee. At January 31, 2003, options for 1,399,311 shares were outstanding to various executive officers and other employees out of shares reserved for the 1995 Plan at option exercise prices ranging from $5.00 to $10.00 per share.

FY 1999 Stock Option and Incentive Award Plan (the "1999 Plan")

        The Company has reserved 750,000 shares for issuance under the 1999 Plan. The 1999 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units. The 1999 Plan is administered by the Compensation Committee which has full authority to determine, among other things, the persons to whom awards under the 1999 Plan will be made, the number of shares of common stock subject to the awards, and the specific terms and conditions applicable to awards. Stock options granted under the 1999 Plan will have an exercise period of not more than ten years. At January 31, 2003, options for 425,641 shares were outstanding to various executive officers and other employees out of shares reserved for the 1999 Plan at option prices ranging from $2.62 to $5.75 per share.

Compensation Committee Interlocks and Insider Participation

        No current or former officer of the Company served as a member of the Compensation Committee.

PERFORMANCE GRAPH

        The performance graph below compares the cumulative total return to stockholders from January 31, 1998 through January 31, 2003, for a holder of common stock against the cumulative total return of the Standard & Poor's Midcap 400 Index, or the "S&P Midcap 400," and a group of peer companies over the same period. However, in reviewing this graph, stockholders should keep in mind the possible affect that the limited trading in the common stock may have on the price of such stock and the fact that, in the Company's judgment, there are no directly comparable companies which are publicly traded. The stock price performance depicted in the performance graph is not necessarily indicative of future stock price performance.

        The performance graph assumes $100 was invested on January 31, 1998 and is based on the closing price for the common stock of $31.75 per share on January 31, 1998 and the closing prices for the S&P Midcap 400 and the common stock of the members of the industry peer group on January 31, 1998. The cumulative total stockholder return is based on share price appreciation plus dividends. The performance index for Samsonite at January 31, 1999 includes the return to an investor for the 1998 recapitalization transaction completed in fiscal 1999. The performance data is presented in the graph and in the table which follows the graph.

	1999	2000	January 31, 2001	2002	2003
Samsonite	$75	$64	$34	$11	$4
S&P Midcap 400	$117	$135	$168	$161	$133
Peer Group	$98	$109	$111	$126	$128

        During the year ended January 31, 2003, the peer group consists of the following publicly-held branded consumer durables manufacturers: Fortune Brands, Inc., Brunswick Corporation, The Black & Decker Corporation, Home Products International, Inc., Newell Rubbermaid Inc., and Salton Inc. Certain peer group companies presented in prior years have been replaced with new peer group companies due to changes in the ownership and capital structure of the peer group companies presented previously.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information about persons known to the Company to be the beneficial owner of more that 5% of our common stock, and as to the beneficial ownership of the common stock by each of our directors and executive officers and all of our directors and executive officers as a group, as of April 30, 2003. Except as otherwise indicated, to our knowledge, the persons identified below have sole voting and sole investment power with respect to shares they own of record.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent
Artemis America Partnership c/o RL&F Service Corporation Rodney Square P.O. Box 551 Wilmington, Delaware 19899	5,945,189		29.93%
CIBC World Markets Corp. 425 Lexington Avenue New York, New York 10017	738,823	(a)	3.59%
Luc Van Nevel c/o Samsonite Europe N.V. Westerring 17 B-9700 Oudenaarde, Belgium	146,833	(b)	*
Thomas R. Sandler c/o Samsonite Corporation 11200 East 45th Avenue Denver, Colorado 80239	111,545	(c)	*
Karlheinz Tretter c/o Samsonite Europe N.V. Westerring 17 B-9700 Oudenaarde, Belgium	108,874	(d)	*
Richard H. Wiley c/o Samsonite Corporation 11200 East 45th Avenue Denver, Colorado 80239	80,011	(e)	*
Marc Matton c/o Samsonite Europe N.V. Westerring 17 B-9700 Oudenaarde, Belgium	39,757	(f)	*
Giuseppe Fremder Via S. Andrea 2 20121 Milan, Italy	59,565	(g)	*
L. C. Ross c/o Samsonite Corporation 11200 East 45th Avenue Denver, Colorado 80239	5,400	(h)	*
Bernard Attal Heights Enterprises LLC 177 Dwight Street, Suite 2B Brooklyn, New York 11231	1,628	(i)	*

Stephen J. Solarz APCO Worldwide 1615 L Street, N.W., Suite 900 Washington, D.C. 20036	65		*
Johan Tack Nevelse Warande 8 B-9830 Sint-Martens-Latem, Belgium	23,000		*
All Directors and Executive Officers as a group (10 persons)	576,679	(j)	2.84%

*
Less than 1.0%

(a)
Represents warrants to acquire common stock issued to purchasers of units consisting of 13 7/8% Senior Redeemable Exchangeable Preferred Stock and warrants to purchase common stock, which units were issued on June 24, 1998.

(b)
Includes options to purchase 124,000 shares of common stock exercisable as of April 30, 2003.

(c)
Includes options to purchase 82,382 shares of common stock exercisable as of April 30, 2003.

(d)
Includes options to purchase 96,909 shares of common stock exercisable as of April 30, 2003.

(e)
Represents options to purchase 80,811 shares of common stock exercisable as of April 30, 2003.

(f)
Represents options to purchase 39,757 shares of common stock exercisable as of April 30, 2003.

(g)
Includes options to purchase 33,595 shares of common stock exercisable as of April 30, 2003.

(h)
Represents options to purchase 5,400 shares of common stock exercisable as of April 30, 2003.

(i)
Excludes 23,223 shares owned by Friends of Baguncaco, a private foundation, of which Mr. Attal is the President and a Director. Mr. Attal disclaims beneficial ownership of such shares.

(j)
Excludes shares listed above for Artemis. If such shares were included, the aggregate number of shares beneficially owned by all directors and executive officers as a group would be 6,521,868, representing 32.08% of our outstanding common stock.

Equity Compensation Plan Information

        The following table provides information as of January 31, 2003 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,824,952	$6.44	872,816
Equity compensation plans not approved by security holders	—	—	—

Total	1,824,952	$6.44	872,816

Certain Relationships and Other Transactions

        On July 19, 2002, we entered into an agreement pursuant to which it entered into an exclusive negotiating period with Artemis and Ares Management, L.P. with respect to a potential recapitalization transaction involving us. Artemis, through Artemis America Partnership, owns 5,945,189 shares of our common stock. We agreed to reimburse Artemis and Ares Management, L.P. for 75% of their out-of-pocket expenses in connection with the pursuit of the recapitalization transaction up to an aggregate maximum reimbursement of $1,125,000. In connection with this agreement, we reimbursed Artemis $560,503. On October 4, 2002, Artemis withdrew from negotiations related to a recapitalization transaction.

OTHER MATTERS

        Our Board of Directors knows of no other business which will be presented at the annual meeting. If other matters properly come before the annual meeting, the persons named as proxy holders will vote on them in accordance with their best judgment.

FUTURE STOCKHOLDER PROPOSALS

        Other than the matters to be presented by us as set forth in this proxy statement, we know of no other matters that properly may be presented at the annual meeting. Proposals and suggestions received from stockholders are given careful consideration. Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2004 annual meeting, which is currently expected to be in June of 2004, if they are received by             , 2004. In order to be "timely" pursuant to Rule 14a-4(c) under the Exchange Act, a stockholder who intends to present a proposal at the Company's 2004 annual meeting, other than pursuant to Rule 14a-8, must provide the Company notice of the proposal no later than         , 2004.

        Any such stockholder proposal should be mailed to: Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239, Attention: Secretary.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The following documents filed by us with the SEC pursuant to the Exchange Act hereby are incorporated by reference in this proxy statement:

  •
  our annual report on Form 10-K for the fiscal year ended January 31, 2003;

  •
  Amendment No. 1 to our annual report on Form 10-K/A for the fiscal year ended January 31, 2003, filed on May 30, 2003; and

  •
  our current reports on Form 8-K filed May 1, 2003, May 2, 2003 and June 2, 2003.

        We will provide without charge to each person, including any beneficial owner, to whom this proxy statement is delivered, upon the written or oral request of that person, a copy of any document incorporated in this proxy statement by reference other than the exhibits unless those exhibits are specifically incorporated by reference into those documents. Requests for these copies should be directed to Samsonite Corporation, Attention: Secretary, 11200 East 45th Avenue, Denver, Colorado 80239, telephone 303-373-2000.

ANNEX A

[Jefferies & Company, Inc. Letterhead]

April 29, 2003

The Board of Directors
Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado 80239

To the Members of the Board of Directors:

        You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Samsonite Corporation, a Delaware corporation (the "Company") and the holders (the "Company Stockholders"), other than the Major Investors (as such term is defined below), of the outstanding 13 7/8% Senior Redeemable Exchangeable Preferred Stock (the "Existing Preferred Stock") and common stock, par value $.01 per share (the "Common Stock") of the Company, of the Recapitalization Transaction (as such term is defined below) to be effected under the Recapitalization Agreement (the "Recapitalization Agreement"), by and among the Company, ACOF Management, L.P., a Delaware limited partnership ("Ares"); Bain Capital (Europe) LLC, a Delaware limited liability company ("Bain"); and Ontario Teachers Pension Plan Board, a non-share capital corporation established under the laws of Ontario ("OTPP" and, together with Ares and Bain, the "Major Investors"). Under the terms of the Recapitalization Agreement, (i) the Major Investors will make a cash investment of $106 million in the Company in exchange for the issuance by the Company to the Major Investors of shares of a new series of preferred stock of the Company (the "2003 Convertible Preferred Stock"); (ii) the Company will effect a conversion of all of the Company's outstanding Existing Preferred Stock into either (A) shares of 2003 Convertible Preferred Stock and Common Stock or (B) shares of Common Stock and warrants to purchase Common Stock; (iii) the Indenture for the Company's outstanding 10 3/4% Senior Subordinated Notes due 2008 will be amended; and (iv) the indebtedness under the Company's existing Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement will be refinanced (the foregoing transactions, collectively, the "Recapitalization Transaction"). The terms and conditions of the Recapitalization Transaction are more fully set forth in the Recapitalization Agreement.

        Jefferies & Company, Inc. ("Jefferies"), as part of its investment banking business, is regularly engaged in the evaluation of capital structures, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services. We are currently acting as financial advisor to the Company in connection with the transactions contemplated by the Recapitalization Agreement and will receive a fee for our services, a portion of which will be payable upon delivery of this opinion. The payment of a significant portion of our fee is contingent on consummation of the transactions contemplated by the Recapitalization Agreement. The Company has agreed to indemnify Jefferies against certain liabilities arising out of or in connection with the services rendered by Jefferies under such engagement. In the ordinary course of our business, we may trade the securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities.

        In conducting our analysis and arriving at the opinion expressed herein, we have, among other things, (i) reviewed the Recapitalization Agreement (including all Schedules and Exhibits thereto); (ii) reviewed certain financial and other information that was publicly available; (iii) reviewed information furnished to us by the Company's management, including certain internal financial analyses, budgets, reports and other information; (iv) held discussions with various members of senior management of the Company concerning historical and current operations, financial conditions and prospects, as well as the impact on the Company and its prospects of the economy and the Company's industry, including the effect of the current geopolitical and economic environment; (v) reviewed the valuations of publicly traded companies which we deemed comparable to the Company; (vi) reviewed the acquisition valuation multiples of publicly traded companies which we deemed comparable to the Company; (vii) prepared a discounted cash flow analysis of the Company on a stand-alone basis; and (viii) reviewed the Company's Common Stock trading price history. In addition, we have conducted such other quantitative reviews, analyses and inquiries relating to the Company as we considered appropriate in rendering this opinion.

        In our review and analysis and in rendering this opinion, we have relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy, completeness and fair presentation of all financial and other information that was provided to us by the Company or that was publicly available to us (including, without limitation, the information described above and the financial projections and financial models prepared by the Company regarding the estimated future performance of the Company), or that was otherwise reviewed by us. This opinion is expressly conditioned upon such information (whether written or oral) being complete, accurate and fair in all respects.

        With respect to the financial projections and financial models provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. You have informed us, however, and we have assumed, that such projections and models were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future performance of the Company. In addition, in rendering this opinion we have assumed that the Company will perform in all material respects in accordance with such projections and models for all periods specified therein. Although such projections and models did not form the principal basis for our opinion, but rather constituted one of many items that we employed, changes to such projections and models could affect the opinion rendered herein.

        Accordingly, Jefferies' analyses must be considered as a whole. Considering any portion of such analyses or the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed herein. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. Except as provided in our engagement letter with the Company, this opinion may not be disclosed publicly in any manner without our prior written approval. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

        In our review, we did not obtain any independent evaluation or appraisal of the assets or liabilities of, nor did we conduct a comprehensive physical inspection of any of the assets of the Company, nor have we been furnished with any such evaluations or appraisals for the Company or reports of such physical inspections for the Company, nor do we assume any responsibility to obtain any such evaluations, appraisals or inspections for the Company. Our opinion is based on economic, monetary, political, regulatory, market and other conditions existing and which can be evaluated as of the date hereof; however, such conditions are subject to rapid and unpredictable change and such changes could affect the conclusions expressed herein. We have made no independent investigation of any legal or accounting matters affecting the Company, and we have assumed the correctness of all legal and accounting advice given to the Company and its board of directors, including, without limitation, advice as to the accounting and tax consequences of the transactions contemplated by the Recapitalization Agreement to the Company and its stockholders.

        In rendering this opinion we have also assumed that: (i) the transactions contemplated by the Recapitalization Agreement will be consummated on the terms described in the Recapitalization Agreement without any waiver of any material terms or conditions and that the conditions to the

2

consummation of such transactions set forth in the Recapitalization Agreement will be satisfied without material expense, except as noted in the Recapitalization Agreement; (ii) there is not now, and there will not as a result of the consummation of the transactions contemplated by the Recapitalization Agreement be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which the Company or any of its subsidiaries or affiliates is a party; and (iii) all material assets and liabilities of the Company are, to the extent required to be so set forth or disclosed under generally accepted accounting principles, as set forth or disclosed in its consolidated financial statements.

        Our opinion addresses only the fairness from a financial point of view to the Company and the Company Stockholders of the Recapitalization Transaction, and we are not recommending that the Company, its Board of Directors, any of its security holders or any other person should take any specific action in connection with the transactions contemplated by the Recapitalization Agreement, including without limitation how any security holder should vote on any matter relevant to such transactions or whether pursuant to the conversion the holders of the Existing Preferred Stock should elect to convert such shares into 2003 Convertible Preferred Stock and Common Stock or Common Stock and warrants for Common Stock. Our opinion does not constitute a recommendation of such transactions over any alternative transactions which may be available to the Company or the Company Stockholders, and does not address the Company's underlying business decision to effect such transactions. Finally, we are not opining as to the market value or the prices at which any of the securities of Company Stockholders may trade at any time, nor as to the proper allocation of value in the transactions contemplated by the Recapitalization Agreement between the holders of the Existing Preferred Stock and the holders of Common Stock.

        It is understood that our opinion is solely for the benefit and use of the Board of Directors of the Company in its consideration of the transactions contemplated by the Recapitalization Agreement, is not on behalf of, and shall not confer any rights or remedies upon, any other person, and may not be used or relied upon for any other purpose.

        Based upon and subject to the foregoing, it is our opinion as investment bankers that, as of the date hereof, the Recapitalization Transaction, taken as a whole, is fair to the Company and the Company Stockholders, other than the Major Investors, from a financial point of view.

Sincerely,
JEFFERIES & COMPANY, INC.

3

ANNEX B

SAMSONITE CORPORATION

STOCKHOLDERS AGREEMENT

i

STOCKHOLDERS' AGREEMENT

        THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is made and entered into as of                        , 2003 by and among Samsonite Corporation, a Delaware corporation (the "Company"), ACOF Management, L.P., a Delaware limited partnership ("Ares"), Bain Capital (Europe) LLC ("Bain"), Ontario Teachers Pension Plan Board, a non-share capital corporation established under the laws of Ontario ("OTPP" and, together with Ares and Bain, the "Major Stockholders") and Ares Leveraged Investment Fund, L.P., a Delaware limited partnership (the "Other Stockholder" and, together with the Major Stockholders, the "Stockholders").

RECITALS

        WHEREAS, on [                        ], 2003, the Major Stockholders and the Company consummated the transactions contemplated by that certain Recapitalization Agreement (the "Recapitalization Agreement") dated as of May 1, 2003 and each of the Major Stockholders acquired preferred equity interests in the Company and the Company was recapitalized in accordance with the terms thereof (the "Recapitalization");

        WHEREAS, as a result of the consummation of the Recapitalization, the Stockholders hold that number and class of shares of the Company as set forth on Schedule 1; and

        WHEREAS, the Stockholders desire to organize their mutual relationship as the principal stockholders of the Company and their participation in the governance of the Company.

AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

        As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending on reference.

        "Affiliate" means, as applied to any specified Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing, "control," when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing. When used in connection with Bain, Affiliates shall include, without limitation, each of Bain Fund VII-E (UK) LP, BCIP Associates III, BCIP Associates III-B, BCIP Trust Associates III, BCIP Trust Associates III-B, Sankaty High Yield Partners II, LP, Sankaty High Yield Partners III, LP, Peder Smedvig Capital AS, Randolph Street Partners V, and each investment fund or entity managed or advised by Bain or any of its Affiliates.

        "Agreement" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Applicable Law" means all applicable laws, statutes, rules, regulations, injunctions, decrees, policies or guidelines promulgated, or judgments, decisions or Governmental Orders entered by, any Governmental Authority.

        "Approved Budget and Business Plan" shall have the meaning ascribed to it in Part II of Schedule 2.

        "Approved IPO" means the first firm commitment underwritten public offering pursuant to a Registration Statement that became effective after the date hereof covering a U.S. or non-U.S. offer

1

and sale of Common Stock for the account of the Company to the public, (A) the public offering price of which is not less than 225% of the then-applicable Conversion Price (as such term is defined in the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Preferred Stock) of the Preferred Stock, (B) will result in net proceeds to the Company and/or its stockholders of not less than $100 million and (C) would result in (1) a sale of not less than 17.5% of the shares of Common Stock (determined on an as-converted basis) then outstanding or (2) an issuance of newly issued shares of Common Stock that, together with the sales of Common Stock by the Major Stockholders in such public offering, would result in the Major Stockholders' aggregate beneficial ownership, as a group, of the total issued and outstanding shares of Common Stock (on an as-converted basis) being reduced by not less than 17.5%.

        "Approved IPO Notice Date" shall have the meaning ascribed to it in Section 5.2(a).

        "Ares" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Bain" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Board of Directors" means the board of directors of the Company, as constituted from time to time.

        "Buyer" shall have the meaning ascribed to it in Section 4.3.

        "Bylaws" means the Bylaws of the Company.

        "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; and (ii) with respect to any other Person, any and all partnership, membership or other equity interests of such Person.

        "Certificate" means the Certificate of Incorporation of the Company, as it may be amended from time to time.

        "Closing Date" shall have the meaning ascribed to "Closing Date" in the Recapitalization Agreement.

        "Collective Demand" shall have the meaning ascribed to it in Section 3.1(b)(i).

        "Common Stock" means the Common Stock of the Company, par value $0.01.

        "Company" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Company Preferred Stock" means any Equity Interest in the Company that either by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) has a preference over the Common Stock with respect to dividends, redemption or distributions upon liquidation.

        "Corporate Therapeutics" means the Samsonite Corporate Therapeutics, adopted pursuant to the Stipulation of Settlement, dated as of April 28, 2000, by and among the Company and the other parties thereto.

        "Demand Exercise Notice" shall have the meaning ascribed to it in Section 3.1(b)(ii).

        "Demand Request" shall have the meaning ascribed in Section 3.1(a).

        "Director Nominee" shall have the meaning ascribed to it in Section 2.2.

        "Drag Along Notice Period" shall have the meaning ascribed to it in Section 5.1(a).

        "Drag Along Party" and "Drag Along Parties" shall have the meanings ascribed to it in Section 5.1(a).

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        "Drag Along Shares" shall have the meaning ascribed to it in Section 5.1(a).

        "Drag Along Transaction" shall have the meaning ascribed to it in Section 5.1(a).

        "Dragging Party" shall have the meaning ascribed to it in Section 5.1(a).

        "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock.

        "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, including the rules and regulations promulgated thereunder, as amended.

        "Exercising Stockholder" shall have the meaning ascribed to it in Section 3.1(b)(ii).

        "Expiring Nominee" shall have the meaning ascribed to it in Section 2.3(b).

        "Fair Market Value" of any asset or security of the Company means the fair market value of such asset or security as determined in the good faith judgment of the Board of Directors, which shall include a majority of the Independent directors of the Company.

        "Fee Letter" means the fee letter, entered into on the date hereof, between the Company, Ares, OTPP and Bain.

        "Governmental Authority" means any United States federal, state or local or any foreign or multinational government (including the European Union), governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body (or any subdivision of any of the foregoing) having jurisdiction or authority with respect to the particular matter at issue in its context.

        "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

        "Holder" means any Stockholder owning Registrable Securities.

        "Independent" means a person other than a director of any Major Stockholder or an officer or employee of the Company, any of its subsidiaries, any of the Major Stockholders or any of their respective Affiliates, in each case during the then current year or any of the three immediately preceding years, or member of the immediate family of any of the foregoing persons.

        "Individual Demand" shall have the meaning ascribed to it in Section 3.1(b)(i).

        "Initial Offering" means the closing of the first underwritten public offering of Common Stock on or after the Closing Date after which the Common Stock is listed on the New York Stock Exchange, admitted for quotation on the NASDAQ National Market (or any successor thereto) or listed on the London Stock Exchange.

        "Major Stockholder Nominee" shall have the meaning ascribed to it in Section 2.2.

        "Major Stockholders" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Material Adverse Change" shall have the meaning ascribed to it in Section 3.5.

        "Material Subsidiary" means each "Significant Subsidiary" of the Company, as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act, Samsonite GmbH, Samsonite Limited and Samsonite India Limited.

        "NASDAQ" means the National Association of Securities Dealers Automated Quotations system.

        "Nonexercising Stockholders" shall have the meaning ascribed to it in Section 3.1(b)(ii).

        "Offer Notice" shall have the meaning ascribed to it in Section 4.2(a).

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        "Offerees" shall have the meaning ascribed to it in Section 4.2(a).

        "Offeror" shall have the meaning ascribed to it in Section 4.2(a).

        "Original Ownership" means, with respect to each Stockholder as of the date of determination, the shares of Common Stock (calculated on an as-converted basis) underlying the Securities held by such Stockholder immediately after consummation of the Recapitalization. For the avoidance of doubt, no right of any Stockholder that is determined with reference to Original Ownership may be assigned or transferred.

        "Other Stockholder" shall have the meaning ascribed to it in the forepart of this Agreement.

        "OTPP" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Per Share Purchase Price" means $1,000.

        "Permitted Transfer" means (a) (i) solely with respect to each of ACOF Management, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., Sankaty High Yield Partners II, L.P. and Sankaty High Yield Partners III, L.P., any pledge of Securities made by such Stockholder pursuant to a bona fide debt transaction which (A) creates a mere security interest over all or substantially all of the assets of such Stockholder and (B) is permitted by such Stockholder's limited partnership agreement as of the date hereof, and (ii) with respect to each other Affiliate of any Major Stockholder other than ACOF Management, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., Sankaty High Yield Partners II, L.P. and Sankaty High Yield Partners III, L.P. (each such other Affiliate, a "Covered Affiliate"), any pledge of Securities made by such Stockholder pursuant to a bona fide debt transaction which creates a mere security interest over all or substantially all of the assets of such Covered Affiliate, provided, that the Securities subject to such pledge, when taken together with all other pledges by the Covered Affiliates of such Major Stockholder constitute less than 25% of the Original Ownership of such Major Stockholder, (b) any Transfer pursuant to a registration under Applicable Law, (c) any Transfer by any Stockholder to an Affiliate of such Stockholder, (d) any Transfer by a Stockholder to the equity investors, partners, members or managers of such Stockholder upon either the liquidation of such Stockholder or other distribution of securities in-kind to such equity investors, partners, members or managers and (e) transfers in accordance with Section 5.13 of the Recapitalization Agreement.

        "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Preferred Stock" means the 2003 Convertible Preferred Stock of the Company, par value $0.01 per share.

        "Primary Actions" shall have the meaning ascribed to it in Section 2.6(a).

        "Recapitalization" shall have the meaning ascribed to it in the recitals of this Agreement.

        "Recapitalization Agreement" shall have the meaning ascribed to it in the recitals of this Agreement.

        "register," "registered," and "registration" refer to, in the United States, a registration of securities effected by preparing and, if applicable, filing a Registration Statement, and, if applicable, the declaration or ordering of effectiveness of such Registration Statement, and outside of the United States, refer to the listing, qualification or other process by which securities are made freely transferable within a jurisdiction or on an applicable securities exchange.

        "Registrable Securities" means (i) shares of Common Stock (including those shares of Common Stock issued or issuable upon conversion of the Preferred Stock) and (ii) any Capital Stock of the

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Company or any successor entity issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities referenced in clause (i) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

        "Registration Statement" means in connection with the public offering and sale of Equity Interests of the Company (whether in the U.S. or in any non-U.S. jurisdiction), a registration statement (including pursuant to Rule 415 under the Securities Act), listing application, qualification statement or similar document on the appropriate form in compliance with Applicable Law and applicable stock exchange regulations.

        "Registration Expenses" shall have the meaning ascribed to it in Section 3.5.

        "Sale" shall have the meaning ascribed to it in Section 5.1(b).

        "Sale Party" shall have the meaning ascribed to it in Section 5.1(b).

        "Sale Period" shall have the meaning ascribed to it in Section 4.2(d).

        "Sale Price" shall have the meaning ascribed to it in Section 4.2(a).

        "Sale Notice Date" shall have the meaning ascribed to it in Section 5.1(b).

        "SEC" means the U.S. Securities and Exchange Commission.

        "Section 5.1 Notice" shall have the meaning ascribed to in Section 5.1(c)(i).

        "Section 5.1 Price" shall have the meaning ascribed to in Section 5.1(c)(i).

        "Securities" means shares of the Preferred Stock and shares of Common Stock held as of the date hereof and hereafter acquired, and in the case of any determination of percentage of Original Ownership, shall mean shares of Common Stock, calculated on an as-converted basis, with respect to shares of Preferred Stock and Common Stock held as of the date hereof and shall include Preferred Stock and Common Stock transferred by such Stockholder to any Affiliate of such Stockholder to the extent still held by such Affiliate at the time of determination.

        "Securities Act" means the U.S. Securities Act of 1933, as amended.

        "Selling Stockholder" shall have the meaning ascribed to it in Section 4.3.

        "Significant Actions" shall have the meaning ascribed to it in Section 2.6(b).

        "Stockholders" shall have the meaning ascribed to it in the forepart of this Agreement.

        "Subject Securities" shall have the meaning ascribed to it in Section 4.2(a).

        "Subsidiaries" means all Persons in which the Company owns, directly or indirectly, a majority of the Voting Stock or is a general partner or otherwise has the power to control, by agreement or otherwise, the management and general business affairs of such other Person.

        "Tag Along Notice" shall have the meaning ascribed to it in Section 4.3.

        "Tag Along Shares" shall have the meaning ascribed to it in Section 4.3.

        "Tag Sale" shall have the meaning ascribed to it in Section 4.3.

        "Tag Seller" shall have the meaning ascribed to it in Section 4.3.

        "Transfer" means any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposition or transfer.

        "Triggering Holder" shall have the meaning ascribed to in Section 5.1(c).

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        "Violation" shall have the meaning ascribed to in Section 3.7(a).

        "Voting Stock" means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

ARTICLE II

BOARD OF DIRECTORS

        2.1    Board of Directors.    Each Stockholder will use its respective best efforts to take or cause to be taken such action lawfully within its power to cause the Board of Directors to initially consist of nine (9) persons, which may be increased or reduced as provided herein and in accordance with the Bylaws but not below the number of directors entitled to be nominated by the Major Stockholders pursuant to Section 2.2 without the prior written consent of the affected Major Stockholder(s). Each Stockholder will use its respective best efforts to take or cause to be taken such action as may be necessary to effectuate the provisions of this Section 2.1.

        2.2    Board Composition.

        (a)    For so long as the terms of the Corporate Therapeutics require:

            (i)  Subject to Sections 2.2(a)(ii) and 2.5, the rules, regulations and/or interpretations of any securities exchange or regulatory authority to which the Company is subject, Applicable Law and the Corporate Therapeutics, each Stockholder agrees that it will take all action lawfully within its power to cause the Board of Directors to consist of (A) one (1) director nominated by Ares; (B) one (1) director nominated by Bain; (C) one (1) director nominated by OTPP; (D) two (2) Independent directors, each of which, subject to Section 2.3(a), will be a person nominated by mutual agreement of Ares and OTPP (such agreement not to be unreasonably denied or delayed); (E) three (3) Independent directors, each of which, subject to Section 2.3(a) , will be a person nominated by Bain, provided that at least one (1) of such nominees must be acceptable to Ares and OTPP (such acceptance not to be unreasonably denied or delayed); and (F) one (1) Independent director, which, subject to Section 2.3(a), will be a person nominated by the Chief Executive Officer of the Company. Other directors to be nominated as a result of the operation of clause (a)(ii)(B) and clause (a)(ii)(C) below shall be nominated in accordance with the terms of the Company's Certificate, Bylaws and the Corporate Therapeutics. Each person nominated for election as a director of the Company pursuant to clauses (A) through (F) of this Section 2.2(a)(i) and each person elected to fill a vacancy on the Board of Directors created by such person pursuant to Section 2.4, is referred to herein as a "Director Nominee" and each person nominated for election as a director of the Company pursuant to clauses (A) through (E) of this Section 2.2(a)(i) and each person elected to fill a vacancy on the Board of Directors created by such person pursuant to Section 2.4, is referred to herein as a "Major Stockholder Nominee." Each Major Stockholder agrees that it will take all action lawfully within its power to cause each director of the Company to serve for an initial term of one (1) year or until his or her successor is elected and qualified or until his or her earlier resignation, or removal. Each Major Stockholder agrees that, subject to the Corporate Therapeutics, the rules, regulations and/or interpretations of any securities exchange or regulatory authority to which the Company is subject and Applicable Law, it will take all action lawfully within its power to cause each Major Stockholder to have the right to have at least one of its Major Stockholder Nominees nominated pursuant to clause (a)(i)(A), (a)(i)(B) or (a)(i)(C) , as applicable, be a member of each committee of the Board of Directors for

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  so long as such Major Stockholder shall have the right to nominate one (1) director pursuant to such clause (after giving effect to any reduction in the number of directors such Major Stockholder is permitted to nominate pursuant to Section 2.2(a)(ii)).

           (ii)  Each Major Stockholder agrees that, notwithstanding the foregoing, if:

            (A)  at any time any Major Stockholder beneficially owns Securities constituting less than 33% of the Original Ownership of such Major Stockholder, such Major Stockholder will no longer be permitted to nominate any directors pursuant to clause (a)(i)(A), (a)(i)(B) or (a)(i)(C) above, as applicable, and the number of directors constituting the Board of Directors will be reduced, in each such case, by the number of members such Major Stockholder was permitted to nominate pursuant to such clause prior to the operation of this clause (a)(ii)(A);

            (B)  (1) at any time Ares beneficially owns Securities constituting 51% or more of the Original Ownership of Ares and OTPP beneficially owns Securities constituting less than 51% of the Original Ownership of OTPP, then Ares will have the sole right to nominate the Independent directors pursuant to clause (a)(i)(D) above; (2) at any time OTPP beneficially owns Securities constituting 51% or more of the Original Ownership of OTPP and Ares beneficially owns Securities constituting less than 51% of the Original Ownership of Ares, then OTPP will have the sole right to nominate such Independent directors pursuant to clause (a)(i)(D) above; and (3) at any time Ares and OTPP each beneficially own Securities constituting less than 51% of the Original Ownership of such Major Stockholder, Ares and OTPP will no longer be permitted to nominate any directors pursuant to clause (a)(i)(D) above;

            (C)  at any time Bain beneficially owns Securities constituting less than 51% of the Original Ownership of such Major Stockholder, Bain will no longer be permitted to nominate any directors pursuant to clause (a)(i)(E).

        (b)    Upon the termination of any contrary requirement of the Corporate Therapeutics:

            (i)  Subject to Sections 2.2(b)(ii) and 2.5, the rules, regulations and/or interpretations of any securities exchange or regulatory authority to which the Company is subject, and Applicable Law, each Stockholder agrees that it will take all action lawfully within its power to cause the Board of Directors to consist of (A) two (2) directors nominated by Ares; (B) two (2) directors nominated by Bain; (C) one (1) director nominated by OTPP; (D) one (1) Independent director, which, subject to Section 2.3(a), will be a person nominated by mutual agreement of Ares and OTPP (such agreement not to be unreasonably denied or delayed); (E) one (1) Independent director, which, subject to Section 2.3(a), will be a person nominated by Bain; (F) one (1) Independent director, which, subject to Section 2.3(a), will be a person nominated by Bain, provided that such nominee must be acceptable to Ares and OTPP (such acceptance not to be unreasonably denied or delayed); and (G) the Chief Executive Officer of the Company. Other directors to be nominated as a result of the operation of clause (b)(ii)(C) and clause (b)(ii)(D) below shall be nominated in accordance with the terms of the Company's Certificate and Bylaws. Each person nominated for election as a director of the Company pursuant to clauses (A) through (G) of this Section 2.2(b)(i) and each person elected to fill a vacancy on the Board of Directors created by such person pursuant to Section 2.4, is referred to herein as a "Director Nominee" and each person nominated for election as a director of the Company pursuant to clauses (A) through (F) of this Section 2.2(b)(i) and each person elected to fill a vacancy on the Board of Directors created by such person pursuant to Section 2.4, is referred to herein as a "Major Stockholder Nominee." Each Major Stockholder agrees that it will take all action lawfully within its power to cause each director of the Company to serve for an initial term of one (1) year or until his or her successor is elected and qualified or until his or her earlier resignation, or removal. Each Major Stockholder agrees

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  that, subject to the rules, regulations and/or interpretations of any securities exchange or regulatory authority to which the Company is subject and Applicable Law, it will take all action lawfully within its power to cause each Major Stockholder to have the right to have at least one of its Major Stockholder Nominees nominated pursuant to clause (b)(i)(A), (b)(i)(B) or (b)(i)(C), as applicable, be a member of each committee of the Board of Directors for so long as such Major Stockholder shall have the right to nominate one (1) director pursuant to such clause (after giving effect to any reduction in the number of directors such Major Stockholder is permitted to nominate pursuant to Section 2.2(b)(ii)).

           (ii)  Each Major Stockholder agrees that, notwithstanding the foregoing, if:

            (A)  at any time Ares or Bain beneficially owns Securities constituting more than 33%, but less than 51%, of the Original Ownership of such Major Stockholder, the number of directors such Major Stockholder is permitted to nominate pursuant to clause (b)(i)(A) or (b)(i)(B) above, as applicable, will be reduced by one (1) director and the number of directors constituting the Board of Directors will be reduced by one (1) director;

            (B)  at any time any Major Stockholder beneficially owns Securities constituting less than 33% of the Original Ownership of such Major Stockholder, such Major Stockholder will no longer be permitted to nominate any directors pursuant to clause (b)(i)(A), (b)(i)(B) or (b)(i)(C) above, as applicable, and the number of directors constituting the Board of Directors will be reduced, in each such case, by the number of members such Major Stockholder was permitted to nominate pursuant to such clause prior to the operation of this clause (b)(ii)(B);

            (C)  at any time Bain beneficially owns Securities constituting less than 51% of the Original Ownership of such Major Stockholder, Bain will no longer be permitted to nominate any directors pursuant to clause (b)(i)(E) or clause (b)(i)(F);

            (D)  (1) at any time Ares beneficially owns Securities constituting 51% or more of the Original Ownership of Ares and OTPP beneficially owns Securities constituting less than 51% of the Original Ownership of OTPP, then Ares will have the sole right to nominate the Independent director pursuant to clause (b)(i)(D) above; (2) at any time OTPP beneficially owns Securities constituting 51% or more of the Original Ownership of OTPP and Ares beneficially owns Securities constituting less than 51% of the Original Ownership of Ares, then OTPP will have the sole right to nominate such Independent director pursuant to clause (b)(i)(D) above; and (3) at any time Ares and OTPP each beneficially own Securities constituting less than 51% of the Original Ownership of such Major Stockholder, Ares and OTPP will no longer be permitted to nominate any directors pursuant to clause (b)(i)(D) above.

        (c)    Board Observers.    Each Major Stockholder shall have the right to designate one individual to observe and attend all meetings of the Board of Directors for so long as such Major Stockholder beneficially owns Securities constituting more than 10% of the Original Ownership of such Major Stockholder and to receive on a timely basis all notices of meetings of the Board of Directors and all materials provided to the members of the Board of Directors, in each case as and when delivered to the members of the Board of Directors.

        2.3    Election of Directors.

        (a)    Each Stockholder agrees to take all actions lawfully within its power to cause the Director Nominees to be elected as directors of the Company in any and all elections of directors of the Company held during the term of this Agreement, including, without limiting the generality or effect of the foregoing, (i) to vote, or cause to be voted, or, if applicable, execute written consents with respect to, all Voting Stock held by such Stockholder and entitled to vote in favor of the Director Nominees to

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the Board of Directors in any and all elections of, or solicitations of written consents with respect to the election of, directors of the Company held during the term of this Agreement that such Stockholder has the power to vote or in respect of which such Major Stockholder has the power to direct the vote and (ii) to cause its nominees to the Board of Directors, if any, to vote in favor of the Director Nominees for election to the Board of Directors and otherwise take all actions necessary to cause the Director Nominees to be elected as directors of the Company (including with respect to the filling of any vacancies in accordance with Section 2.4).

        (b)    Without limiting the generality or effect of this Section 2.3, at each meeting of the stockholders of the Company held during the term of this Agreement at which the term of office of any Major Stockholder Nominee nominated by one or more Major Stockholders pursuant to clause (A), (B) , (C), (D) or (E) of Section 2.2(a)(i) or clause (A), (B), (C), (D), (E) or (F) of Section 2.2(b)(i), as applicable (an "Expiring Nominee"), expires and at which time the Major Stockholder(s) that nominated such Expiring Nominee continues to be entitled to nominate a Major Stockholder Nominee pursuant to such clause, each Stockholder agrees to take all actions within its power to cause such Expiring Nominee to be nominated for election to another term as a director of the Company and to be included in the slate of nominees recommended to stockholders for election as directors of the Company in any proxy statement prepared by or on behalf of the Company with respect to such meeting; provided that, if the Major Stockholder(s) that nominated such Major Stockholder Nominee that is an Expiring Nominee so specifies, or such Expiring Nominee declines or is unable to accept the nomination, each Stockholder agrees to take all action within its power to cause another individual designated by such Major Stockholder(s) to be nominated for election as a director of the Company in lieu of such Expiring Nominee and to be included in the slate of nominees recommended to stockholders for election as directors of the Company in any such proxy statement; and provided, further, that this Section 2.3(b) shall not apply if the nomination of such Expiring Nominee or such replacement designee, as applicable, would result in such Major Stockholder(s) that nominated such Expiring Nominee having nominated more Major Stockholder Nominees than such Major Stockholder(s) is then entitled to nominate pursuant to Section 2.2.

        (c)    Notwithstanding anything to the contrary in this Section 2.3 or Section 2.5, in any fiscal year of the Company during which the Major Stockholders shall have removed more than one individual designated pursuant to Section 2.2(b)(i)(D), (E) or (F), any individual designated pursuant to Section 2.2(b)(i)(D), (E) or (F) by the Major Stockholders in such fiscal year to fill any vacancy created by a removal of a director without cause, other than the first such vacancy, shall have been approved by a majority of the Independent directors.

        2.4    Vacancies.    Each Stockholder agrees to take all action lawfully within its power to cause each director to hold his or her office as a director of the Company for such term as is provided in the Certificate and Bylaws until his or her death, resignation or removal from the Board of Directors or until his or her successor has been duly elected and qualified in accordance with the provisions of this Agreement, the Certificate and Bylaws and Applicable Law. If any Major Stockholder Nominee ceases to serve as a director of the Company for any reason during his or her term, each Stockholder agrees to take all action within its power to cause a nominee for the vacancy resulting therefrom to be designated in the manner provided in such clause; provided, that the designation of such nominee would not result in the relevant Major Stockholder(s) having nominated more persons pursuant to such clause than such Major Stockholder(s) is then entitled to nominate pursuant to Section 2.2.

        2.5    Removal of Major Stockholder Nominees.    If at any time the Major Stockholder that nominated any Major Stockholder Nominee shall notify the Company and the other Stockholders in writing of its desire to have removed from the Board of Directors, with or without cause, such Major Stockholder Nominee, each of the Stockholders will (and will cause its nominees to the Board of Directors, if any, to), if necessary, subject to all Applicable Law and the Bylaws, use its respective best

9

efforts to take or cause to be taken all such action as may be required to remove such Major Stockholder Nominee from the Board of Directors. Subject to the immediately preceding sentence, no Stockholder will vote or cause to be voted, or execute written consents with respect to, any Voting Stock that it has the power to vote or in respect of which it has the power to direct the vote for (and shall cause its nominees to the Board of Directors, if any, to refrain from approving or otherwise voting in favor of) the removal of the Major Stockholder Nominee nominated by any Major Stockholder(s) without the prior written consent of such Major Stockholder(s). At any time the number of nominees which a Major Stockholder is then entitled to nominate is reduced by one (1) pursuant to Section 2.2 above, each Stockholder agrees, subject to all applicable requirements of law and the Bylaws, to use its reasonable best efforts to take or cause to be taken all such action as may be required to remove such Major Stockholder Nominee from the Board of Directors, including, in the case of the Major Stockholder that originally nominated such Major Stockholder Nominee, using its best efforts to cause such Major Stockholder Nominee to resign in accordance with the Bylaws and using its best efforts to cause the remaining members of the Board of Directors, in accordance with the Bylaws, and provided the Board of Directors shall not have been reduced in number in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as applicable, to nominate a replacement nominee, provided that in the event such Major Stockholder has the ability to nominate one or more members of the Board and Directors pursuant to Section 2.2 above, then such Major Stockholder shall provide notice to the Company and the other Major Stockholders designating the Major Stockholder Nominee that is to be removed from the Board of Directors.

        2.6    Veto Rights.

        (a)    The parties agree that following the Recapitalization, neither the Company nor its Subsidiaries shall take, or be permitted to take, any of the actions set forth on Part I of Schedule 2 (the "Primary Actions") without the prior written consent of the Major Stockholders; provided, however, that no such prior written consent contemplated by this Section 2.6(a) shall be required at any time when the Major Stockholders, collectively, do not beneficially own at least 25% of the then outstanding Voting Stock of the Company.

        (b)    The parties agree that following the Recapitalization neither the Company nor its Subsidiaries shall take, or be permitted to take, any of the actions set forth on Part II of Schedule 2 (the "Significant Actions") without the prior written consent of two (2) of the three (3) Major Stockholders; provided, however, that no such prior written consent contemplated by this Section 2.6(b) shall be required at any time when the Major Stockholders, collectively, do not beneficially own at least 25% of the then outstanding Voting Stock of the Company.

        (c)    Except for this Agreement, each Stockholder represents that it is not party to, and covenants not to enter into, any agreement, arrangement, understanding or relationship, whether formal or informal, with any holder of Company Equity Interests (other than its Affiliates or any other Stockholder) relating to the voting of any Company Equity Interests held by unrelated holders.

ARTICLE III

REGISTRATION RIGHTS

        3.1    Demand Registrations.

        (a)    Timing of Demand Registrations.    Subject to the conditions of this Section 3.1, at any time after the earlier of (x) the date which is six (6) months after the consummation of the Approved IPO and (y) the date which is five (5) years after the Closing Date, any Major Stockholder, acting alone or jointly with any of the other Major Stockholders, may request in writing (a "Demand Request") that the Company commence a registration covering Registrable Securities held by such Major Stockholder(s)

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with an anticipated aggregate offering price (before any underwriting discounts and commissions) anticipated in good faith to be at least $20 million, which Major Stockholder(s) making such Demand Request and amount of Registrable Securities to be included in such registration shall be specified in such Demand Request.

        (b)    Number of Demand Registrations.

          (i)    The Company shall be obligated to prepare, file and use its reasonable best efforts to cause to become effective pursuant to this Section 3.1 no more than five (5) Registration Statements in the aggregate, which Registration Statements shall be allocated as follows: (A) each Major Stockholder will have the right to make a Demand Request with respect to one (1) registration in such Major Stockholder's sole discretion (each, an "Individual Demand") in which such Major Stockholder will have priority; and (B) two or more Major Stockholders, acting jointly, will have the right to make a Demand Request with respect to two (2) registrations (each, a "Collective Demand"); provided, that no Major Stockholder, nor any Major Stockholders acting jointly, shall be entitled to make more than one Demand Request during any 9-month period.

          (ii)   If any Major Stockholder is entitled pursuant to the terms of this Section 3.1 to make a Demand Request and elects to make a Demand Request, such Major Stockholder (in such capacity the "Exercising Stockholder") shall give the other Major Stockholders (in such capacity, the "Nonexercising Stockholders") written notice of its intent to make a Demand Request (a "Demand Exercise Notice") not less than ten (10) business days prior to the date such Demand Request is to be made. Each of the Nonexercising Stockholders may elect to join in such Demand Request and include its Registrable Securities on a pari passu basis with the Registrable Securities of the Exercising Stockholder by notifying the Exercising Stockholder of such Nonexercising Stockholder's intent and the number of such Registrable Securities desired to be included not more than seven (7) business days following receipt of the Demand Exercise Notice, in which case such Demand Request shall be deemed to be a Collective Demand and, in such case, each such participating Major Stockholder shall be deemed to be an Exercising Stockholder. Notwithstanding the foregoing, after any Major Stockholder acting as a Nonexercising Stockholder shall have elected to join in the Demand Request of an Exercising Stockholder, such Exercising Stockholder shall not be required to comply with the provisions of this paragraph (ii) with respect to a subsequent Demand Request made by such Exercising Stockholder.

        (c)    Participation.    Within twenty (20) days of the receipt of any Demand Request, the Company shall give written notice of such Demand Request to all Holders. Subject to the provisions of this Section 3.1 (including without limitation Section 3.1(d)), the Company shall include in such demand registration all Registrable Securities that the Holders request to be registered in a written request from such Holders received by the Company within fifteen (15) days of the mailing of the Company's notice pursuant to this Section 3.1(c). Subject to paragraph (d) below, the Company may include in such demand registration securities for sale for its own account or for the account of other security holders.

        (d)    Underwriter's Cutbacks.    Notwithstanding any other provision of this Section 3.1, if the managing underwriter with respect to the proposed offering advises the Exercising Stockholder(s) in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then the Exercising Stockholder(s) shall so advise the Company and all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated: (i) first, to the Registrable Securities of the Exercising Stockholder(s) on a pro rata basis based on the number of Registrable Securities requested to be included by such Exercising Stockholder(s) in such registration; (ii) second, to any other Holders of Registrable Securities on a pro

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rata basis based on the number of Registrable Securities requested to be included in such registration; (iii) third, to securities being sold for the account of the Company; and (iv) last, to any other stockholders the Company may determine to allow to participate in the registration. All Holders proposing to distribute their securities through an underwriting shall enter into an underwriting agreement in customary form with the underwriter; provided, however, that if less than 85% of the number of Registrable Securities requested to be included by the Exercising Stockholder(s) in such registration is included in such registration, such Exercising Stockholder(s) shall retain their rights pursuant to this Section 3.1 as if the related Demand Request was not made and any related registration shall not count as an Individual Demand or a Collective Demand, as applicable, or one of the permitted registrations of the Major Stockholders under this Section 3.1.

        (e)    Additional Rights.    In the event that the Company effects a registration pursuant to this Section 3.1, (A) in the event of an Individual Demand, the Major Stockholder making such Demand, and in the event of a Collective Demand, the Exercising Stockholders, acting together by mutual agreement, shall have the right to select a nationally recognized investment banking firm to act as managing underwriter from a list of four (4) investment banking firms provided by the Company and (B) the Company shall make such members of Company senior management, as the managing underwriter for such offering shall reasonably designate, reasonably available for, and shall otherwise cooperate in good faith in, "road-show" and similar marketing presentations and other customary marketing efforts prescribed by such managing underwriter in connection with such registration. In the case of an Individual Demand, if the related registration commenced pursuant to this Section 3.1 is subsequently withdrawn, prior to the time that the Registration Statement is declared effective, at the request of the Major Stockholder that shall have made such Individual Demand, and such Major Stockholder shall have reimbursed the Company for all Registration Expenses pursuant to Section 3.5 hereof, such Demand Request under this Section 3.1 shall be deemed withdrawn and such Major Stockholder shall retain its rights to registration under this Section 3.1 as though no Demand Request for such registration had been made by it. In the case of a Collective Demand, if the related registration commenced pursuant to this Section 3.1 is subsequently withdrawn at the request of (i) two Major Stockholders, in the case of a Collective Demand made by all three Major Stockholders, or one Major Stockholder, in the case of a Collective Demand made by two of the Major Stockholders, and the non-withdrawing Major Stockholder notifies the Company in writing that it desires to continue the Registration, such Collective Demand shall constitute an Individual Demand of the non-withdrawing Major Stockholder under this Section 3.1 or (ii) all of the Major Stockholders participating in a Collective Demand, and each such Major Stockholder shall have reimbursed the Company for its pro rata portion (based on the number of shares of Registrable Securities requested to be included in the related registration) of Registration Expenses pursuant to Section 3.5 hereof, such Demand Request under this Section 3.1 shall be deemed withdrawn and the Major Stockholders shall retain their rights to registration under this Section 3.1 as though no Demand Request for such registration had been made by it so long as such request to withdraw was made prior to the time that the Registration Statement is declared effective.

        (f)    Shelf Registration.    In the event that the Major Stockholder(s) making a Demand Request indicate in such Demand Request that the related registration is to be made on a Registration Statement pursuant to Rule 415 under the Securities Act, the Company shall, notwithstanding Section 3.3(a), keep such Shelf Registration Statement continuously effective (and supplemented and amended as required by the provisions of Section 3.3) to the extent necessary to ensure that it is available for resales of Registrable Securities included in such registration by the Major Stockholders, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, from the effective date of such Registration Statement until the earlier of (x) 24 months from the effective date, (y) the date all Registrable Securities covered by such Registration Statement have been sold in the manner set forth

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and as contemplated in such Registration Statement and (z) the date on which all Restricted Securities may be sold without registration pursuant to Rule 144(k) of the Securities Act.

        (g)    Restrictions on Demand Registrations.    The Company shall not be obligated to effect any registration pursuant to this Section 3.1 (including filing a Registration Statement) within three months after the effective date of a previous registration pursuant to this Section 3.1 or a previous registration under which the Holders had piggyback rights pursuant to Section 3.2 hereof (irrespective of whether such rights were exercised). The Company may postpone for up to two months the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company's Board of Directors (after consultation with its legal and financial advisors), if (i) such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction, (ii) such postponement is reasonably necessary in order to avoid premature disclosure of a matter and it is reasonably likely that disclosure of such matter at such time would be materially detrimental to the interests of the Company, (iii) the Company would be required by Applicable Law to prepare audited financial statements as of a date other than its fiscal year end (unless the Major Stockholder(s) requesting such Demand Registration agree to pay the expenses of such an audit) or (iv) such postponement is required by Applicable Law; provided that in such event, the Major Stockholders(s) initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Major Stockholder(s) shall retain their rights pursuant to this Section 3.1 as if the related Demand Request was not made and any related registration shall not count as an Individual Demand or a Collective Demand, as applicable, or one of the permitted registrations of the Major Stockholders under this Section 3.1 and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period; provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) above after such Registration Statement has been declared effective. The Company shall provide written notice to the Major Stockholders initiating such Demand Request of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this paragraph (g), (y) the Company's decision to file or seek effectiveness of such registration statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

        (h)    Pre-emption of Demand Registration.    Notwithstanding anything to the contrary contained herein, at any time a transferee of the rights of any Major Stockholder hereunder shall have made a Demand Request pursuant to this Section 3.1, the Company may elect at that time to effect an underwritten primary registration if, based on the good faith judgment of the Company's Board of Directors, it would be in the best interests of the Company to access the public market to raise equity capital in order to (i) finance an acquisition that is the subject of a letter of intent or acquisition agreement at the time of such Demand Request or (ii) delever the Company to remedy or otherwise address an imminent covenant default under any material contract. If the Company elects to effect a primary registration after receiving such a Demand Request, the Company will give prompt written notice (and in any event within 10 days after receiving such a Demand Request) to all Holders of its intention to effect such a registration and shall afford the Holders rights pursuant to Section 3.2 hereof, except that if the managing underwriters of such offering advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), the provisions of Section 3.1(b) hereof shall not apply to such offering, and instead the Company shall include in such registration the maximum number of securities which such underwriters advise can be sold in such offering allocated (x) first, to the securities to be sold by the Company for its own account, (y) second, pro rata among the Holders on

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the basis of the number of shares requested to be registered by such Holders and (z) third, pro rata among the other selling security holders of the Company on the basis of the number of shares requested to be registered by such holders. In the event that the Company so elects to effect such a primary registration after receiving a Demand Request, the Major Stockholders shall retain their rights pursuant to this Section 3.1 as if the related Demand Request was not made and such registration shall not count as an Individual Demand or a Collective Demand, as applicable, or one of the permitted registrations of the Major Stockholders or their transferees under this Section 3.1.

        3.2    Piggyback Registrations.

        (a)    Piggyback Rights.    If (but without any obligation to do so) the Company proposes to register, whether or not for its own account, any of its shares of Common Stock or other Equity Interests in the Company in connection with the public offering for cash of such securities (including the Approved IPO, but excluding any (i) registration made pursuant to Section 3.1, (ii) registration relating solely to the sale of securities to participants in a Company sponsored benefit plan on Form S-1 or Form S-8 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future, (iii) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act on Form S-4 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future or (iv) registration on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given in writing to the Company within fifteen (15) days after receipt of such notice by the Company, the Company shall, subject to the provisions of this Section 3.2, include in the registration statement all of the Registrable Securities that each such Holder has requested to be registered.

        (b)    Right to Terminate Registration.    The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration and the commencement of the public offer of the securities covered by such registration, whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.5 hereof. Any such withdrawal shall be without prejudice to the rights of any Holder to request that a registration be effected under Section 3.1 or to be included in subsequent registrations under Section 3.2(a).

        (c)    Underwriting Requirements.    In connection with any offering involving an underwriting of shares of Common Stock for the benefit of the Company or any security holder of the Company, the Company shall not be required under this Section 3.2 to include any of the Holders' Registrable Securities in such underwriting pursuant to this Section 3.2 unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 3.2, if the managing underwriter with respect to the proposed offering advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then the Company shall so advise all holders of securities that would otherwise be included in such registration, and the number of shares that may be included in the registration shall be allocated:

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            (i)  in the case such registration is a primary registration initiated by the Company, (A) first, to securities being sold for the account of the Company, (B) second, pro rata among the Major Stockholders electing to participate in such registration in accordance with this Section 3.2 according to the total amount of securities requested to be included in such registration and (C) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration;

           (ii)  in the case such registration is a secondary registration initiated by one or more security holders of the Company pursuant to an agreement with the Company approved in accordance with Section 2.6(b), (A) first, pro rata among the selling security holders of the Company requesting such registration and the Major Stockholders electing to participate in such registration in accordance with this Section 3.2 according to the total amount of securities requested to be included in such registration, (B) second, to securities being sold for the account of the Company and (C) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration; or

          (iii)  otherwise, (A) first, pro rata among the Major Stockholders electing to participate in such registration in accordance with this Section 3.2 according to the total amount of securities requested to be included in such registration, (B) second, pro rata among the selling security holders of the Company requesting such registration according to the total amount of securities requested to be included in such registration, (C) third, to securities being sold for the account of the Company and (D) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration.

        (d)    Selection of Underwriters.    The Company shall have the right to select the managing underwriter or underwriters to administer any offering pursuant to this Section 3.2.

        (e)    Other Registrations.    If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 3.1 hereof or pursuant to this Section 3.2, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous registration.

        3.3    Obligations of the Company.    Whenever required under this Article III to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a)   prepare and file with the SEC or other applicable governmental body or securities exchange a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective, and, subject to Section 3.1(f), keep such Registration Statement effective for a period of up to thirty (30) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

          (b)   prepare and file with the SEC or other applicable governmental body or securities exchange such amendments and supplements to such Registration Statement and the prospectus (or similar offering document) used in connection with such registration as may be necessary to comply with the provisions of Applicable Law with respect to disposition of all securities covered by such Registration Statement for the period set forth in paragraph (a) above;

          (c)   furnish to each selling Holder and counsel selected by the selling Holders (which counsel, in the case of a registration made pursuant to Section 3.1, shall be selected by the Major Stockholder(s) that shall have made the related Demand Request, and otherwise, by a majority in

15

  interest of the Holders participating in such registration) copies of all documents proposed to be filed with the SEC or other applicable governmental body or securities exchange in connection with such registration (other than any filings made by the Company pursuant to the requirements of the Exchange Act), which documents will be provided to such counsel and each selling Holder prior to the filing thereof;

          (d)   furnish to the selling Holders, without charge, such number of (i) conformed copies of the Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), and (ii) copies of the prospectus or other offering document included in such Registration Statement, including each preliminary prospectus and any summary prospectus, in conformity with the requirements of Applicable Law, and such other documents, in each case, as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them in accordance with the intended method or methods of such disposition;

          (e)   in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, "road shows" and all other customary selling efforts, all as the underwriters reasonably request;

          (f)    notify each selling Holder covered by such Registration Statement, at any time when a prospectus (or other offering document) relating thereto is required to be delivered under Applicable Law, of (i) the issuance of any stop order or the like by the SEC or any other applicable governmental body or securities exchange in respect of such Registration Statement (and use every reasonable effort to obtain the lifting of any such stop order or the like as soon as practicable), (ii) any period when the Registration Statement ceases to be effective, or (iii) the happening of any event as a result of which the prospectus (or other offering document) included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such selling Holder a reasonable number of copies of any supplement to or amendment of such prospectus (or other offering document) as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus (or other offering document) shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g)   cause all such Registrable Securities registered hereunder to be listed on each securities exchange or any automated quotation system (or NASDAQ) on which similar securities issued by the Company are then listed or, if not so listed, use its commercially reasonable efforts to cause such Registrable Securities registered hereunder to be listed on a securities exchange or any automated quotation system (or NASDAQ) selected by the Board of Directors;

          (h)   provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (i)    use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the selling Holders and such other jurisdictions

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  as shall be reasonably requested by the managing underwriter (or obtain an exemption from registration or qualification under such laws) and do any and all other acts and things which may be necessary or advisable to enable such selling Holders to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process or become subject to taxation in any such states or jurisdictions;

          (j)    request that the independent public accountants who have issued an audit report on the Company's financial statements included in the Registration Statement furnish to each selling Holder a signed counterpart of a "comfort" letter, dated the effective date of the Registration Statement (and, if any registration includes an underwritten public offering, the date of the closing under the underwriting agreement), signed by such accountants and covering such matters as are customarily covered in accountant's letters delivered to the underwriters in underwritten public offerings of securities and such other matters as may be reasonably requested by the Major Stockholder(s) that made the related Demand Request, if any;

          (k)   otherwise use its best efforts to comply with Applicable Law, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement; and

          (l)    use its commercially reasonable efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

        3.4    Obligations of Holder.

        (a)    Information from Holder.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article III with respect to the Registrable Securities of any selling Holder that such Holder shall, within ten (10) business days of a request by the Company, furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

        (b)    Suspension of Use of Prospectus.    Each selling Holder of Registrable Securities agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from the Company specifying that the prospectus (or other offering document) included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading as a result of the happening of any event, such selling Holder will forthwith discontinue disposition of Registrable Securities until such selling Holder is advised by the Company that the use of the prospectus (or other offering document) may be resumed and is furnished with a supplemented or amended prospectus (or other offering document) as contemplated by Section 3.3(f) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company all copies of the prospectus (or other offering document) covering such Registrable Securities then in such selling Holder's possession at the time of receipt of such notice. If the Company shall give any notice to suspend the disposition of Registrable Securities, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such selling Holder either is

17

advised by the Company that the use of the prospectus (or other offering document) may be resumed or receives the copies of the supplemented or amended prospectus (or other offering document) contemplated by Section 3.3(f).

        (c)    Participation in Underwritten Registrations.    No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

        3.5    Expenses of Registration.    All expenses (other than underwriting discounts and commissions) incurred in connection with registrations pursuant to Sections 3.1 and 3.2, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders selected by (x) in the case of an Individual Demand, the Major Stockholder making such Demand, (y) in the event of a Collective Demand, the Exercising Stockholders, acting together by mutual agreement, and (z) otherwise, each Major Stockholder participating in such registration, acting together by mutual agreement (collectively, "Registration Expenses"), shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Major Stockholder(s) that made the related Demand Request (in which case, such Major Stockholder(s) shall bear such expenses pro rata based upon the number of Registrable Securities that were requested to be included in the withdrawn registration), unless (i) in the case of an Individual Demand, the Major Stockholder that shall have made such Individual Demand agrees to forfeit its right to make one Individual Demand pursuant to Section 3.1, provided, however, that if at the time of such withdrawal, such Major Stockholder shall have learned of a Material Adverse Change (as defined below) from that known to such Major Stockholder at the time of its Demand Request and shall have withdrawn the request with reasonable promptness (but in any event within five (5) business days) following disclosure by the Company of such Material Adverse Change, then such Major Stockholder shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 3.1 as if such Demand Request was not made and such registration shall not count as an Individual Demand or a Collective Demand, as applicable, or one of the permitted registrations of the Major Stockholders under Section 3.1, or (ii) in the case of a Collective Demand, the Major Stockholders agree to forfeit their right to make one Collective Demand pursuant to Section 3.1, provided, however, that if at the time of such withdrawal, such Major Stockholders shall have learned of a Material Adverse Change from that known to such Major Stockholders at the time of their Demand Request and shall have withdrawn the request with reasonable promptness (but in any event within five (5) business days) following disclosure by the Company of such Material Adverse Change, then such Major Stockholders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.1 as if such Demand Request was not made. "Material Adverse Change" means any change, event, occurrence, effect or state of facts that, individually or aggregated with any other such change, event, occurrence, effect or state of facts, is, or could reasonably be expected to have a material adverse effect on the business of the Company and its Subsidiaries as conducted by the Company and its Subsidiaries, assets (including intangible assets), properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

        3.6    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.

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        3.7    Indemnification.    In the event any Registrable Securities are included in a Registration Statement under this Article III:

          (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, managers, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof), to which they may become subject under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions proceeding or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and the Company will reimburse each such Holder, partner, member, manager, officer, director, stockholder, counsel, accountant, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 3.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus (or similar offering document) shall not inure to the benefit of any Holder in an offering other than an underwritten offering, underwriter, or any Person controlling such Holder or underwriter, from whom the Person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (or similar offering document) (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder (in an offering other than an underwritten offering) or such underwriter (in an underwritten offering) to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (or similar offering document) (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities by any Holder.

          (b)   To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or

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  foreign securities laws, or common law, insofar as such losses, claims, damages or liabilities (or actions proceedings or settlements in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 3.7(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed), provided, further that in no event shall any indemnity under this Section 3.7(b) exceed the net proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive the transfer of such securities by any Holder.

          (c)   Promptly after receipt by an indemnified party under this Section 3.7 of written notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.7 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.7. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or action.

          (d)   If the indemnification provided for in this Section 3.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and, except as to the Company where the Company does not participate in the offering, the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no Person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying

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  party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. In no event shall any contribution under this Section 3.7(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under Section 3.7(b).

          (e)   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by the Company and a Holder in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to the Company and such Holder.

          (f)    The obligations of the Company and Holders under this Section 3.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Article III and the termination of this Agreement.

          (g)   The obligations of the parties under this Section 3.7 shall be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

TRANSFER OF SHARES

        4.1    Restriction on Transfer.    Except for (i) Transfers of Securities pursuant to and in accordance with the provisions of this Article IV and (ii) Permitted Transfers, no Stockholder will make any Transfer of Securities. Any Transfer of Securities by a Stockholder which is not made in accordance with, or which violates any of, the provisions of this Article IV, will be null and void and have no effect and the Company will not recognize any such Transfer or recognize the transferee as of holder of such Securities for any purpose. In the event any Stockholder proposes to Transfer all or any portion of its Securities to a transferee other than another Stockholder in accordance with the terms of this Agreement, such transferee, as a condition precedent to the Transfer, shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed to be a "Stockholder" for all purposes hereof.

        4.2    Rights of First Offer.

        (a)    If prior to the Initial Offering any Stockholder desires to make a Transfer (other than a Permitted Transfer) of all or any portion of its Securities ("Subject Securities") to any Person, such Stockholder ("Offeror") shall first deliver to each other Stockholder (the "Offerees") a written notice (the "Offer Notice") delivered in accordance with Section 6.10 that sets forth the number of Subject Securities, the amount per share that such holder proposes to be paid for the Subject Securities (the "Sale Price"), the manner of payment and the material terms of such sale. The Offer Notice shall constitute an irrevocable offer by the Offeror to sell to the Offerees the Subject Securities at the Sale Price on the terms set forth in the Offer Notice.

        (b)    Each Offeree shall have fifteen (15) calendar days after the Offeror delivered the Offer Notice in which to notify the Offeror and the other Offeree that it accepts such offer as to all or any portion of the Subject Securities offered to such Offeree for the Sale Price and on the payment terms set forth in the Offer Notice, which notice shall be delivered in accordance with Section 6.10 and shall specify the maximum number of Subject Securities it wishes to purchase. In the event each of the Offerees accept such offer and the maximum amount of Subject Securities specified in the notices delivered by the Offerees exceed, in the aggregate, the amount of Subject Securities subject of such

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offer, such Subject Securities shall be apportioned among the Offerees in proportion to the number of Securities held by such Offerees.

        (c)    If one or more Offerees accept such offer with respect to all of the Subject Securities, a closing of the purchase of such Subject Securities shall take place at the principal office of the Company at 10:00 a.m. on the thirtieth (30th) calendar day (unless such day is not a business day, in which case it will occur on the next business day) after the date on which the Offer Notice was delivered unless the parties agree on a different place or time. The Sale Price shall be payable in accordance with the payment terms of the Offer Notice.

        (d)    If the Offerees do not elect to purchase all of the Subject Securities for the Sale Price prior to the end of the fifteen (15) day period, the Offeror shall have the right to sell the Subject Securities for a period of ninety (90) days (the "Sale Period") at a price per share no less than 95% of the price per share specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Offerees in the Offer Notice. Upon consummation of the purchase and sale of such Subject Securities, the purchaser of such Subject Securities shall agree in writing to be bound by the terms of this Agreement and to assume and agree to discharge any and all obligations of the Offeree (except, for purposes of clarity, such purchaser shall, in all events other than Article III to the extent that the rights thereunder are assigned by the transferring Major Stockholder, be designated a Stockholder and not a Major Stockholder). If the Offeree does not Transfer the Subject Securities before the end of the Sale Period, such Offeree may not sell any Subject Securities without repeating the foregoing procedures or otherwise in accordance with Section 4.1.

        4.3    Tag Along Rights.    If one or more Stockholders (collectively, the "Selling Stockholder") desires to sell in one or more series of related transactions Securities beneficially owned by such Selling Stockholder, constituting more than 25% of the Original Ownership of such Stockholder, to a Person (the "Buyer") other than (x) pursuant to a Permitted Transfer or (y) following an Initial Offering, any sale effected on the securities exchange or automated quotation system on which the Common Stock is then listed or quoted, as applicable (each, a "Tag Sale"), then, at least thirty (30) days prior to any such sale, such Selling Stockholder shall provide to each other Stockholder that beneficially owns Securities constituting more than 33% of the Original Ownership of such Stockholder (each, together with its Affiliates, a "Tag Seller") a notice (a "Tag Along Notice") setting forth in reasonable detail the terms of such sale, the number of shares of Common Stock such Buyer wishes to purchase (calculated on an as-converted basis) (the "Tag Along Shares") and identifying the name and address of the Buyer. Upon the written request of any Tag Seller made within fifteen (15) days after the day the Tag Along Notice is received by such Tag Seller, the Selling Stockholder proposing to make the sale shall cause the Buyer to purchase from such Tag Seller the number of shares of Common Stock underlying the Securities held by such Tag Seller equal to the lesser of (i) the number of shares of Common Stock underlying the Securities requested to be included in the Tag Sale by such Tag Seller and (ii) a number determined by multiplying (x) a fraction, the numerator of which is the total number of shares of Common Stock underlying the Securities held by such Tag Seller and the denominator of which is the total number of shares of Common Stock underlying the Securities held by all of the Tag Sellers by (y) the number of Tag Along Shares to be sold in such Tag Sale. Such purchase shall be made on the same date and at the same price and on terms and conditions at least as favorable to such Tag Seller as the terms and conditions contained in the Tag Along Notice delivered in connection with such proposed transaction. Each Tag Seller shall take all actions which the Selling Stockholder deems reasonably necessary or desirable to consummate such transaction, including, without limitation, (i) entering into agreements with third parties on terms substantially identical or more favorable to such Tag Seller than those agreed to by the Selling Stockholder and including representations, indemnities, holdbacks, and escrows, and (ii) obtaining all consents and approvals reasonably necessary or desirable to consummate such transaction. The Tag Sellers and the Selling Stockholder shall each pay its pro rata share (based upon the number of shares of Common Stock (on an as-converted basis) included in such Tag Sale by

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each Tag Seller and the Selling Stockholder) of any reasonable transaction costs associated with the sale other than the legal expenses and selling commissions of the other participants in the Tag Sale.

        4.4    Securities Law Restrictions.    Notwithstanding any other provision in this Agreement, but subject to express written waiver by the Company in the exercise of its good faith and reasonable judgment, no Stockholder shall Transfer any Securities without the registration of the Transfer of such Securities under the Securities Act, unless such Transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the facts and circumstances relating to such proposed Transfer. Prior to any Transfer of any Securities which is not the subject of an effective Registration Statement under the Securities Act and in accordance with the plan of distribution described in such Registration Statement, the applicable Stockholder will give written notice to the Company of such Stockholder's intention to effect such Transfer and to comply in all other respects with this Section 4.4. Each such notice shall describe the manner and circumstances of the proposed Transfer. If within five (5) business days after receipt by the Company of such notice, the Company requests an opinion of counsel to such Stockholder that the proposed transfer may be effected without registration of such Securities under the Securities Act, then, subject to the other terms of this Agreement, the Company shall not be required to register such Transfer, and the Stockholder shall not be entitled to effect such Transfer, unless and until the Company receives such an opinion (which opinion shall be reasonably satisfactory to the Company). Only after compliance with this Section 4.4 shall such Stockholder be entitled to Transfer such Securities in accordance with the terms of the notice delivered by such Stockholder to the Company. Each certificate representing such Securities issued upon or in connection with such Transfer shall bear the restrictive legends required by Section 4.5.

        4.5    Legends.    The Company may in its discretion imprint any or all certificates representing Securities now or hereafter owned by any Stockholder with the following legends, such imprinting to be without prejudice, however, to the rights of such Stockholder at all times to sell or otherwise dispose of all or any part of such Securities, subject to the terms of this Agreement, under an effective Registration Statement or under an exemption from the registration requirement available under the Securities Act:

    THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ANY SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VOTING AGREEMENTS, TRANSFER RESTRICTIONS AND OTHER TERMS CONTAINED IN A STOCKHOLDERS AGREEMENT, DATED AS OF                        , 2003, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

        After such time as any of the legends described by this Section 4.5 are no longer required on any certificate or certificates representing the Securities and such Securities are no longer subject to this Agreement, upon the request of any Stockholder, the Company shall cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legends.

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ARTICLE V

OTHER MAJOR STOCKHOLDER RIGHTS

        5.1    Drag-Along Rights; Sale.

        (a)    Subject to paragraph (c) below, (x) on and after the fifth (5th) anniversary, but before the sixth (6th) anniversary, of the Closing Date, if two or more Major Stockholders, each beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder, wish to sell all of the Securities held by such Major Stockholders and their Affiliates to a transferee in one transaction or a series of related transactions (such Major Stockholders, collectively, the "Dragging Party"), and (y) on and after the sixth (6th) anniversary of the Closing Date, if any Major Stockholder beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder wishes to sell all of the Securities held by such Major Stockholder and its Affiliates to a transferee in one transaction or a series of related transactions (such Major Stockholder, the "Dragging Party"), such Dragging Party may, at its option, cause each other Stockholder (each, a "Drag Along Party" and collectively, the "Drag Along Parties") to sell to the transferee, on the same terms and conditions, and at the same price, as provided with respect to the sale of Securities by such Dragging Party to such transferee, all of the Securities held by such Drag-Along Parties (such shares being "Drag Along Shares" and such transaction being a "Drag Along Transaction"). To exercise a drag along right pursuant to this Section 5.1(a), such Dragging Party shall give written notice delivered in accordance with Section 6.10 to the Drag Along Parties at least fifteen (15) business days prior to the Drag Sale. The notice shall specify the terms of such Drag Sale. The Drag Along Parties shall have not less than ten (10) business days after receipt of such notice (the "Drag Along Notice Period") before such parties shall be required to Transfer their shares to the transferee. During the Drag Along Notice Period, the Drag Along Parties in receipt of such notice may not Transfer any Shares subject to such Dragging Party's drag along rights under this Section 5.1(a) to any Person other than such Dragging Party.

        (b)    Subject to paragraph (c) below, (x) on and after the fifth (5th) anniversary, but before the sixth (6th) anniversary, of the Closing Date, if two or more Major Stockholders (such Major Stockholders, collectively, the "Sale Party"), each beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder, wish to cause a sale of the Company (whether by stock sale, asset sale or merger) and (y) on and after the sixth (6th) anniversary of the Closing Date, if any Major Stockholder (such Major Stockholder, the "Sale Party") beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder wishes to cause a sale of the Company (whether by stock sale, asset sale or merger) (in each such case, the "Sale"), such Sale Party shall provide the Company and all other Major Stockholders written notice of such desire delivered in accordance with Section 6.10 (the date such notice shall have been delivered, the "Sale Notice Date") and, upon receipt of such notice, the Company shall take all reasonably necessary or advisable actions requested by such Sale Party to pursue such Sale at the maximum price attainable, including without limitation hiring one or more financial advisors to identify potential purchasers (including using an auction process) in connection with, and to otherwise facilitate, such Sale; provided, however, that if the Company shall not have entered into an agreement or binding letter of intent with respect to the Sale prior to the six (6) month anniversary of the Sale Notice Date, the pursuit of the Sale shall be abandoned at the election of two Major Stockholders wishing to pursue the Approved IPO in accordance with Section 5.2 upon the delivery of notice of their election delivered by such Major Stockholders in accordance with Section 6.10 to the other Major Stockholders and the Company. In the event that any offer received in connection with any proposed Sale (including a Sale to a Major Stockholder) is acceptable to (x) on and after the fifth (5th) anniversary, but before the sixth (6th) anniversary, of the Closing Date at least two Major Stockholders, each beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder, and (y) on and after the sixth (6th) anniversary of the Closing Date, at least one Major Stockholder beneficially owning Securities constituting more than 51% of the Original Ownership of such Major

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Stockholder, then with respect to a Sale to the offering or bidding party that offers the greatest amount of expected consideration (after taking into account conditions to closing, likelihood of closing and assumptions of indebtedness) to the Company and/or its stockholders, as applicable, each Stockholder shall be required to approve or consent to such Sale, as required in connection with such Sale, enter into a sale agreement with respect to such Sale that has customary terms, conditions, provisions for indemnification (with customary limits on the indemnification obligations of the sellers) and representations and warranties and take all such other actions reasonably necessary in accordance with such sale agreement.

        (c)    Notwithstanding anything to the contrary set forth in Section 5.1(a) or (b), prior to the exercise by any Major Stockholder of the rights set forth in Section 5.1(a) or (b), such Major Stockholder or Major Stockholders, as the case may be (collectively or individually, the "Triggering Holder") shall comply with the following:

            (i)  The Triggering Holder shall first deliver to each other Major Stockholder who is not a Triggering Holder a written notice (the "Section 5.1 Notice") delivered in accordance with Section 6.10 that sets forth the amount per share that such holder proposes to be paid for its Securities (the "Section 5.1 Price"), the manner of payment and the material terms of such sale. The Section 5.1 Notice shall constitute an irrevocable offer by the Triggering Holder to sell to such other Major Stockholders its Securities at the Section 5.1 Price on the terms set forth in the Section 5.1 Notice.

           (ii)  Each Major Stockholder other than the Triggering Holder shall have fifteen (15) calendar days after the Triggering Holder delivers the Section 5.1 Notice in which to notify the Triggering Holder and the other Major Stockholders that it accepts such offer as to all or any portion of the Triggering Holder's Securities for the Section 5.1 Price and on the payment terms set forth in the Section 5.1 Notice, which notice shall be delivered in accordance with Section 6.10 and shall specify the maximum number of Securities it wishes to purchase. In the event each of the Major Stockholders other than the Triggering Holder accept such offer and the maximum amount of Securities specified in the notices delivered by the Major Stockholders exceed, in the aggregate, the amount of the Triggering Holder's Securities, such Securities shall be apportioned among such Major Stockholders in proportion to the number of Securities held by such Offerees.

          (iii)  If one or more of such Major Stockholders accept such offer with respect to all of the Triggering Holder's Securities, a closing of the purchase of such Securities shall take place at the principal office of the Company at 10:00 a.m. on the thirtieth (30th) calendar day (unless such day is not a business day, in which case it will occur on the next business day) after the date on which the Section 5.1 Notice was delivered unless the parties agree on a different place or time. The Sale Price shall be payable in accordance with the payment terms of the Section 5.1 Notice.

          (iv)  If the Major Stockholders other than the Triggering Holder do not elect to purchase all of the Triggering Holder's Securities for the Section 5.1 Price prior to the end of the fifteen (15) day period, the Triggering Holder shall have the right to exercise its rights set forth in Section 5.1(a) or (b) for a period of 180 days, provided, that the related Drag Along Transaction or Sale, as applicable, results in per share consideration not less than 95% of the Section 5.1 Price. If the Triggering Stockholder or the Company does not enter into a definitive agreement to effect the Drag Along Transaction or Sale, as applicable, within such 180-day period, the Triggering Stockholder may not exercise its rights set forth in Section 5.1(a) or (b)  without repeating the foregoing procedures.

        (d)    Notwithstanding anything to the contrary herein, any Major Stockholder may participate as a potential purchaser or bidder in any Drag Along Transaction or Sale initiated pursuant to clause (a) or clause (b) above on the same terms and conditions as other potential purchasers and bidders; provided that, until such time as such Major Stockholder permanently ceases to participate in such Drag Along

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Transaction or Sale as a potential purchaser or bidder, such Major Stockholder shall be excluded from participating in the sale process in any capacity other than as potential purchaser or bidder. Such exclusion shall include, without limitation, exclusion from (1) participation in any negotiations with other potential purchasers or bidders and (2) any discussion or deliberation with respect to such potential Drag Along Transaction or Sale by the Board of Directors or management of the Company, and such Major Stockholder shall not be entitled to receive any confidential information about the Drag Along Transaction or Sale process, including any advice provided by management or the Company's outside advisors, or projections of future performance (except to the extent such information is provided to other potential purchasers on an equivalent basis).

        5.2    Approved IPO.

        (a)    Each of the Major Stockholders and the Company agrees that at any time two (2) or more Major Stockholders, each beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder, desire to pursue the Approved IPO and provide the Company and each other Major Stockholder written notice of such desire delivered in accordance with Section 6.10 (the date such notice shall have been delivered, the "Approved IPO Notice Date"), the other Stockholders shall support and do all things within its power to approve, and to cause the Board of Directors to approve, the Approved IPO; provided, however, that if such Approved IPO, following the exercise of commercially reasonable efforts by the Company, shall not have been consummated prior to the date that is six (6) months following the Approved IPO Notice Date, the pursuit of the Approved IPO shall be abandoned at the election of at least one Major Stockholder beneficially owning Securities constituting more than 51% of the Original Ownership of such Major Stockholder wishing to pursue the Drag-Along Transaction or the Sale in accordance with Section 5.1 upon the delivery by such Major Stockholder(s) of notice of such election in accordance with Section 6.10 to the other Major Stockholders and the Company.

        (b)    To the extent required by the managing underwriter in connection with the Approved IPO, the Company and the Major Stockholders shall use commercially reasonable efforts to cause the terms of this Agreement as shall be designated by the managing underwriter as materially unfavorable to the marketing of the Approved IPO (but excluding those terms set forth in Article III and Sections 4.2 and 6.2) to be modified or terminated; provided, that the terms described in Article II (other than Section 2.6 which shall be of no further force or effect upon consummation of an Approved IPO) shall only be modified or terminated to the extent necessary to meet applicable listing requirements of any securities exchange or quotation system on which the Common Stock of the Company is listed or quoted following such Approved IPO.

        (c)    With respect to the Approved IPO: (i) in the event a Major Stockholder desires to include its Securities in the Approved IPO registration and treat such registration as an Individual Demand or Collective Demand, the provisions of Section 3.1 and, to the extent applicable, Sections 3.3 through 3.7, shall apply and (ii) otherwise, the provisions of Section 3.2 and, to the extent applicable, Sections 3.3 through 3.7, shall apply.

        5.3    Holdback Agreements.    The Company and each Stockholder agrees not to offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of any shares of Common Stock, shares of Preferred Stock or any securities that represent the right to receive shares of Common Stock, Preferred Stock or other securities of the Company during the 10 days prior to and the 90 days beginning on the effective date of any underwritten primary or secondary offering of equity securities of the Company (including, but not limited to, any underwritten registration effected pursuant to Section 3.1, Section 3.2 or Section 5.2, whether or not shares of Registrable Securities are included (except as part of such underwritten registration)) unless the underwriters managing the offering otherwise agree, in each case to the extent such Stockholder is timely notified in writing by the Company or by the managing

26

underwriter or underwriters. The Company and the Stockholders agree that the provisions of this Section 5.3 shall be enforceable by such underwriter(s) against any Stockholder, it being understood that such underwriter(s) are intended third party beneficiaries hereof and, if so requested by such underwriter(s), each Stockholder agrees to execute and deliver to such underwriter(s) such agreements and instruments, in form and substance reasonably satisfactory to such underwriter(s), further evidencing such Stockholder's agreement not to sell such securities during such period.

        5.4    Equity Purchase Rights.

        (a)    In the event that the Company shall sell or issue shares of Capital Stock of the Company or securities containing options or rights to acquire any shares of Capital Stock of the Company to any Person, each Stockholder that beneficially owns Securities constituting more than 33% of the Original Ownership of such Stockholder shall have the equity purchase right to purchase or subscribe for its pro rata share (as defined below) of Common Stock on the same terms and conditions as such stock is being offered and sold, such subscription being conditioned upon the actual sale of such stock; provided, however, that such equity purchase right shall not extend to shares of Capital Stock if such shares are to be issued by the Company to effect a merger, in connection with an arms-length acquisition approved by the Board of Directors of assets or securities of an unaffiliated third party, pursuant to employee stock option plans, employee stock purchase plans, restricted stock plans or other employee benefit plans or other agreements established exclusively for compensatory purposes, which plans or agreements have been or are approved by the Board of Directors of the Company in accordance with the terms of this Agreement (including any management performance options), under a plan of reorganization approved in a proceeding under any applicable act of Congress relating to the reorganization of corporations, upon conversion of or exercise of convertible securities, warrants or options, or pursuant to a public offering, in connection with any debt financing obtained on an arms-length basis from or with any unaffiliated third parties approved by the Board of Directors, in connection with any stock split or subdivision, stock dividend or recapitalization of the Company or in connection with bona fide corporate partnering transactions or other bona fide strategic transactions on terms approved by the Board of Directors the primary purpose of which are not to raise capital for the Company. A Stockholder's pro rata share, for purposes of this Section 5.4, is the ratio of the number of shares of Common Stock owned by such Stockholder immediately prior to such issuance, assuming conversion and exercise of all convertible securities, rights and warrants, to the total number of shares of Common Stock outstanding immediately prior to such issuance, assuming full conversion of any preferred stock of the Company and exercise of all outstanding convertible securities, rights, options and warrants to acquire Common Stock of the Company.

        (b)    Written notice specifying the contemplated date the new shares of stock or securities subject to the equity purchase rights described in paragraph (a) above are to be sold and the offering terms thereof shall be delivered by the Company to each of the Stockholders no later than fifteen (15) days or earlier than sixty (60) days prior to such contemplated sale date of such stock or securities, and each such Stockholder shall have until ten (10) days prior to the contemplated sale date specified in such notice to inform the Company of its intentions as to the exercise of the equity purchase right provided hereunder. If no written reply is received by the Company prior to the tenth (10th) day before the contemplated sale date specified in such notice, the Company may treat the equity purchase right of such non-responding holder of the stock to have been waived for that, but only for that, transaction, provided the referenced sale takes place no later than fifteen (15) days after the contemplated sale date specified in such notice. Any stock or securities sold by the Company after such fifteen (15) day period must be reoffered to the Stockholders pursuant to the terms of this paragraph. If all of the stock and securities offered to the Stockholders is not fully subscribed by such Stockholders, the remaining stock and securities shall be reoffered by the Company to the Stockholders that purchased their full allotment upon the terms set forth in this paragraph except that such Stockholders must exercise their purchase rights within seven (7) days of receipt of such reoffer.

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        (c)    The Company covenants that prior to the sending of the notice of proposed sale pursuant to this Section 5.4, the Company will have sufficient authorized and unissued stock to meet all possible equity purchase requests as may be forthcoming based on such notice.

        5.5    Prohibited Actions.    At any time (i) the Major Stockholders collectively beneficially own more than a majority of the outstanding Voting Stock of the Company or (ii) the directors appointed by the Major Stockholders pursuant to clauses (A), (B) and (C) of Section 2.2(b)(i) constitute a majority of the Board of Directors, the Company shall not, without the prior approval of a majority of the Independent directors of the Company (a) declare or pay dividends in cash on the Preferred Stock at any time prior to the fifth anniversary of the issuance thereof or (b) issue, repurchase, make any distribution or action in respect of any securities of the Company or permit any other action if such issuance, repurchase, distribution or action would result in an adjustment to the conversion price of the Preferred Stock pursuant to paragraph (g)(iii)(A), (C) or (E) of the Certificate of Designation.

        5.6    Fiduciary Duties.    Notwithstanding the foregoing, the obligations of the Company under Section 5.1 shall be subject to Applicable Law and the ability of the Board of Directors to properly discharge its fiduciary duties.

        5.7    Standstill.    Except pursuant to Sections 4.2, 5.1(c) and 5.4, following such time as the Major Stockholders and their Affiliates, in the aggregate, beneficially own Securities, other than Securities held by the Other Stockholder at any time after the application of the provisions of this Agreement to the Other Stockholder shall have been terminated pursuant to Section 6.12, representing greater than 70% of the Voting Stock of the Company none of the Major Stockholders shall acquire beneficial ownership of any Equity Interest of the Company without the consent of a majority of the Independent directors of the Company, except that each of the Major Stockholders may acquire Equity Interests of the Company (i) to the extent that the aggregate beneficial ownership by such Major Stockholder of Voting Stock of the Company does not increase by more than 1.0% or (ii) if such Major Stockholder shall have commenced a tender offer for all of the outstanding Common Stock of the Company. Any such Equity Interests so acquired shall be subject to the terms of this Agreement.

ARTICLE VI

MISCELLANEOUS

        6.1    Rules of Construction.    The term "this Agreement" means this agreement together with all schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require or permit. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

        6.2    Successors and Assigns.    Whether or not an express assignment has been made pursuant to the terms of this Agreement, the terms and conditions of this Agreement shall inure to the benefit of,

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and be binding upon, the respective successors and permitted assigns of the Company and each Stockholder, except that rights granted to any Major Stockholder and specific to such Major Stockholder pursuant to Article II and Sections 3.1, 3.2, 4.2, 4.3, 5.1, 5.2 and 5.5 shall not be assignable either directly or indirectly, provided that the rights granted pursuant to Sections 3.1, 3.2, 4.2, 4.3, 5.1, 5.2 and 5.5 may be assigned (a) to an Affiliate of such Major Stockholder, (b) with the approval of each other Major Stockholder or (c) in the case of Sections 3.1 and 3.2, to a transferee of Securities in excess of 50% of such Major Stockholder's Original Ownership.

        6.3    Termination.

        (a)    Any party to, or Person who is subject to, this Agreement who ceases to own any Securities or any interest therein in accordance with the terms of this Agreement shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder, provided that any Transfer of Securities by any Stockholder in breach of this Agreement shall not relieve such Stockholder of liability for any such breach.

        (b)    All rights and obligations pursuant to this Agreement shall terminate and be of no further force or effect upon the consummation of a Sale.

        6.4    Restructuring, Exchanges, etc., Affecting the Securities.    Except as expressly provided herein, the provisions of this Agreement shall apply to any and all Securities of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Securities, by reason of any stock dividend, split, reverse split, combination, restructuring, reclassification, merger, consolidation, or otherwise in such a manner as to reflect the intent and meaning of the provisions hereof. Upon the occurrence of any of such events, numbers of shares and amounts hereunder and any other appropriate terms shall be appropriately adjusted, as determined in good faith by the Board of Directors.

        6.5    Conflict with Bylaws.    The Stockholders agree that in the event any term or provision of the Bylaws conflict with this Agreement, this Agreement shall control and all Stockholders shall take all action reasonably necessary to amend the Bylaws so that they shall not conflict, including voting in favor of such amendments thereto as shall be reasonably necessary to conform the Bylaws to the provisions of this Agreement.

        6.6    No Third Party Beneficiaries.    Except as otherwise provided herein, this Agreement is not intended to confer upon any Person, except for the parties hereto, any rights or remedies hereunder.

        6.7    Governing Law; Jurisdiction.    This Agreement shall be governed by and construed under the laws of the State of Delaware.

        6.8    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.9    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        6.10    Notices.    Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service and addressed to the party to be notified at the address indicated for such party on the

29

signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties; provided, that:

          (i)    unless otherwise specified by Ares in a notice delivered by Ares in accordance with this Section 6.10, any notice required to be delivered to Ares shall be properly delivered if delivered to:

      ACOF Management, L.P.
      c/o Ares Management, L.P.
      1999 Avenue of the Stars
      Suite 1900
      Los Angeles, California 90067
      Facsimile: (310) 201-4157
      Attention: Eric Beckman

      with a copy to:

      Milbank, Tweed, Hadley & McCloy, LLP
      601 South Figueroa Street
      30th Floor
      Los Angeles, California 90017
      Facsimile: (213) 629-5063
      Attention: Deborah Ruosch

          (ii)   unless otherwise specified by Bain in a notice delivered by Bain in accordance with this Section 6.10, any notice required to be delivered to Bain shall be properly delivered if delivered to:

      Bain Capital (Europe) LLC
      c/o Bain Capital, Ltd.
      Devonshire House
      Mayfair Place
      London, W1J 8AJ
      ENGLAND
      Facsimile: +44-(0)20-7514-5250
      Attn: Ferdinando Grimaldi
               Melissa Wong

      with a copy to:

      Kirkland & Ellis International
      Tower 42, 25 Old Broad Street
      London, EC2N 1HQ
      ENGLAND
      Facsimile: +44-(0)20-7816-8800
      Attention: James Learner
                        David Patrick Eich

          (iii)  unless otherwise specified by OTPP in a notice delivered by OTPP in accordance with this Section 6.10, any notice required to be delivered to OTPP shall be properly delivered if delivered to:

      Ontario Teachers Pension Plan Board
      5650 Yonge Street
      Toronto, Ontario M2M 4H5
      Facsimile: (416) 730-5082
      Attn: Lee Sienna
               Michael Padfield

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      with a copy to:

      Testa, Hurwitz & Thibeault, LLP
      125 High Street
      Boston, Massachusetts 02110
      Facsimile: (617) 247-7100
      Attention: F. George Davitt
                        Kathy Fields

          (iv)  unless otherwise specified by the Other Stockholder in a notice delivered by the Other Stockholder in accordance with this Section 6.10, any notice required to be delivered to the Other Stockholder shall be properly delivered if delivered to:

      Ares Leveraged Investment Fund, L.P.
      c/o Ares Management, L.P.
      1999 Avenue of the Stars
      Suite 1900
      Los Angeles, California 90067
      Facsimile: (310) 201-4157
      Attention: Eric Beckman

      with a copy to:

      Milbank, Tweed, Hadley & McCloy, LLP
      601 South Figueroa Street
      30th Floor
      Los Angeles, California 90017
      Facsimile: (213) 629-5063
      Attention: Deborah Ruosch

          (v)   unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 6.10, any notice required to be delivered to the Company shall be properly delivered if delivered to:

      Samsonite Corporation
      11200 East 45th Street
      Denver, Colorado 80239
      Facsimile: (303) 373-6606
      Attn: General Counsel

      with a copy to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      Four Times Square
      New York, New York 10036
      Facsimile: (212) 735-2000
      Attention: Gregory A. Fernicola
                        Lou R. Kling

        6.11    Expenses.    If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

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        6.12    Entire Agreement; Amendments and Waivers.    This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Any term of this Agreement may be amended only with the written consent of: (a) if each Major Stockholder beneficially owns Securities constituting more than 33% of the Original Ownership of such Major Stockholder, each Major Stockholder, the Company and, if such amendment would materially and adversely affect the rights or materially increase the obligations of any other Stockholder set forth in this Agreement in a manner materially different from the effect on the rights and obligations of the Major Stockholders, such other Stockholder; (b) if each of only two (2) Major Stockholders (together with their respective Affiliates) beneficially owns Securities constituting more than 33% of the Original Ownership of such Major Stockholder, such Major Stockholders, the Company and, if such amendment would adversely affect the rights or increase the obligations of any other Stockholder set forth in this Agreement in a manner materially different from the effect on the rights and obligations of the Major Stockholders, such other Stockholder; (c) if only one (1) Major Stockholder beneficially owns Securities constituting more than 33% of the Original Ownership of such Major Stockholder, such Major Stockholder, the Company and, if such amendment would adversely affect the rights or increase the obligations of any other Stockholder set forth in this Agreement in a manner materially different from the effect on the rights and obligations of the Major Stockholders, such other Stockholder; and (d) otherwise, the Company and the holders of a majority of the Securities held by all Stockholders party to this Agreement; provided, however, that the definition of "Fair Market Value," the definition of "Independent," Section 2.3(c), Section 5.5, Section 5.6, Section 5.7 and this proviso to this Section 6.12 may not be amended, nor any waiver of compliance therewith may occur, without the approval of a majority of the Independent directors of the Company; provided, further, that (x) Section 2.6(a) and Part I of Schedule 2 may not be amended, nor any waiver of compliance therewith may occur, without the written consent of the Company and each Major Stockholder that beneficially owns Securities constituting at least 33% of the Original Ownership of such Major Stockholder, (y) Section 2.6(b) and Part II of Schedule 2 may not be amended, nor any waiver of compliance therewith may occur, without the written consent of the Company and the Major Stockholders required to approve at such time a Significant Action pursuant to Section 2.6(b) and (z) notwithstanding anything to the contrary contained herein, this Agreement may be amended to terminate the application of the provisions of this Agreement to any Stockholder with the written consent of each Major Stockholder that at such time beneficially owns not less than 33% of the Original Ownership of such Major Stockholder and the affected Stockholder. Any amendment or waiver effected in accordance with this Section 6.12 shall be binding upon each Stockholder. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom enforcement of any such waiver is sought. No amendment to or waiver under this Agreement that increases the obligations of the Company, reduces or waives any rights of the Company or modifies or changes the limitations and obligations that are subject to the fiduciary duties of the Board of Directors shall be effective unless the same shall have been duly authorized by the consent of a majority of the Independent directors of the Company.

        6.13    Severability.    If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:
SAMSONITE CORPORATION, a Delaware corporation
	By:	Name:
Title:

34

STOCKHOLDERS:
ACOF MANAGEMENT, L.P.
	By:	Name:
Title:

35

BAIN CAPITAL (EUROPE) LLC
	By:	Bain Capital, Ltd.
	Its:	Managing Member
By:
Its: Managing Director

36

ONTARIO TEACHERS PENSION PLAN BOARD
	By:	Name:
Title:

37

ARES LEVERAGED INVESTMENT FUND, L.P.
By:	Name: Title:

38

Schedule 1—Ownership

Name of Stockholder	Number of Shares of Common Stock (on an as-converted basis)

S-I-1

Schedule 2—Part I
Primary Actions

        The following actions constitute Primary Actions:

            (i)  the amendment to or waiver of any of the provisions of the Certificate or Bylaws or the organizational documents of the Company or any Subsidiary;

           (ii)  the commencement of any liquidation, dissolution or voluntary bankruptcy, administration, recapitalization or reorganization of the Company or any Subsidiary in any form of transaction, make any arrangements with creditors, or consent to the entry of an order for relief in an involuntary case, or take the conversion of an involuntary case to a voluntary case, or consent to the appointment or taking possession by a receiver, trustee or other custodian for all or substantially all of its property, or otherwise seek the protection of any applicable bankruptcy or insolvency law, other than any such actions with respect to a non-Material Subsidiary where, in the good faith judgment of the Board of Directors, the maintenance or preservation of such Subsidiary is no longer desirable in the conduct of the business of the Company or any Material Subsidiary; or

          (iii)  the entering into of any agreement to do any of the foregoing.

Schedule 2—Part II
Significant Actions

  (a)
  The following actions constitute Significant Actions:

            (i)  the merger or consolidation of the Company or any of its Subsidiaries (other than a merger or consolidation of the Company with any of its Subsidiaries or of any of the Company's Subsidiaries with any other of the Company's Subsidiaries), whether to effect an acquisition or a divestiture;

           (ii)  entering into any corporate transactions, including any joint venture, investment (other than an investment in, contract with or acquisition of any securities or assets of any of the Company's wholly-owned Subsidiaries), recapitalization, reorganization or contract with any other Person or acquisition of any securities or assets of another Person, whether in a single transaction or series of related transactions, in excess of $15 million;

          (iii)  any sale, lease or other conveyance of assets of the Company or its Subsidiaries in any transaction or series of related transactions (other than any sale, lease or other conveyance of assets of any wholly-owned Subsidiary of the Company to the Company or any of the Company's other wholly-owned Subsidiaries), in each case outside the ordinary course of business or any assets (other than inventory sold in the ordinary course of business), except for sales, leases or other conveyances of assets in a single transaction or series of related transactions with a Fair Market Value of less than or equal to $15 million;

          (iv)  the issuance of any Company Preferred Stock;

           (v)  the issuance of any other Equity Interests by the Company in any 12-month period (other than in connection with the Approved IPO or in connection with a Management Incentive Plan that has previously been provided to and agreed to by the Major Stockholders prior to the date hereof and any other management incentive plan approved in accordance with the terms of Section 2.6) with a Fair Market Value at the time of issuance in excess of $10 million, other than pursuant to the exercise of any options to purchase Company Equity Interests that are outstanding as of the date of this Agreement;

          (vi)  the issuance of any Equity Interests by any of the Company's Subsidiaries, other than the issuance of Equity Interests to the Company or to any of the Company's wholly-owned Subsidiaries;

S-II-1

         (vii)  the guarantee, assumption or incurrence of indebtedness for borrowed money by the Company or any of its Subsidiaries (including indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of, or substantially all of its business and assets were acquired by, the Company or such Subsidiary and indebtedness secured by a lien encumbering any asset acquired by the Company or such Subsidiary) in excess of $20 million in any 12-month period (other than (x) Intercompany Indebtedness (as defined in the Recapitalization Agreement), (y) indebtedness incurred in the ordinary course of business under the Company's revolving credit facilities the terms of which have been previously approved pursuant to Section 2.6 and (z) trade indebtedness incurred in the ordinary course of business by the Company and its Subsidiaries);

        (viii)  the declaration or payment of dividends or the making of other distributions with respect to Equity Interests of the Company (other than (x) dividends or distributions from any Subsidiary of the Company and (y) the accrual and payment of dividends in respect of the Preferred Stock in accordance with the terms of the Preferred Stock);

          (ix)  the repurchase, redemption or other retirement of any Equity Interests of the Company or any of its Subsidiaries or, prior to its stated maturity, any indebtedness for borrowed money, of the Company or its Subsidiaries, other than (x) repayments or redemptions of indebtedness expressly permitted or required by the Recapitalization Agreement or that has been previously approved pursuant to Section 2.6 in accordance with the terms of such indebtedness or (y) repurchases of securities held by employees of the Company or its Subsidiaries upon termination of employment pursuant to the terms of a Management Incentive Plan that has previously been provided to and agreed to by the Major Stockholders prior to the date hereof and any other management incentive plan that has previously been approved in accordance with the terms of Section 2.6;

           (x)  other than transactions expressly contemplated by this Agreement, the Recapitalization Agreement and the Fee Letter, entering into any transactions between the Company or any Subsidiary of the Company, on the one hand, and any Major Stockholder or any Affiliate of a Major Stockholder (other than the Company and its Subsidiaries), on the other;

          (xi)  any capital expenditure or purchase, lease or other acquisition of assets by the Company or its Subsidiaries that would cause the aggregate amount of all such capital expenditures purchases, leases and other acquisitions to exceed $15 million in any 12-month period;

         (xii)  any change in the Company's independent auditors;

        (xiii)  material changes to the scope or nature of the Company's and any of its Subsidiaries' business and operations;

        (xiv)  entering into any agreement to register equity securities of any other security holder of the Company (other than registrations on Form S-8 under the Securities Act);

         (xv)  entering into any arrangement, contract or order which by its terms would restrict the Company from complying with its obligations under this Agreement and/or the Recapitalization Agreement; and

        (xvi)  the entering into of any agreement to do any of the foregoing.

        (b)   For so long as the Corporate Therapeutics remain in effect, the following actions shall also constitute Significant Actions:

            (i)  entering into any corporate transactions, including any joint venture, investment (other than an investment in, contract with or acquisition of any securities or assets of any of the Company's wholly-owned Subsidiaries), recapitalization, reorganization or contract with any other Person or acquisition of any securities or assets of another Person whether in a single transaction or series of related transactions involving in excess of $10 million;

S-II-2

           (ii)  any sale, lease or other conveyance of assets of the Company or its Subsidiaries in any transaction or series of related transactions (other than any sale, lease or other conveyance of assets of any wholly-owned Subsidiary of the Company to the Company or any of the Company's other wholly-owned Subsidiaries), in each case outside the ordinary course of business or any assets (other than inventory sold in the ordinary course of business), except for sales, leases or other conveyances of assets in a single transaction or series of related transactions with a Fair Market Value of less than or equal to $10 million;

          (iii)  the guarantee, assumption or incurrence of indebtedness for borrowed money by the Company or any of its Subsidiaries (including indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of, or substantially all of its business and assets were acquired by, the Company or such Subsidiary and indebtedness secured by a lien encumbering any asset acquired by the Company or such Subsidiary) in excess of $15 million in any 12-month period (other than (x) Intercompany Indebtedness (as defined in the Recapitalization Agreement), (y) indebtedness incurred in the ordinary course of business under the Company's revolving credit facilities the terms of which have been previously approved pursuant to Section 2.6 and (z) trade indebtedness incurred in the ordinary course of business by the Company and its Subsidiaries);

          (iv)  the declaration or payment of dividends or the making of other distributions with respect to Equity Interests of any non-wholly-owned Subsidiary of the Company (other than dividends or distributions from any such Subsidiary that are required pursuant to the organizational documents of such Subsidiary as in effect on the date of the Recapitalization Agreement or, if later, the date of formation of such Subsidiary);

           (v)  other than transactions expressly contemplated by this Agreement, the Recapitalization Agreement and the Fee Letter, entering into any direct or indirect transactions between the Company or any Subsidiary of the Company, on the one hand, and any Affiliate of the Company or any stockholder, director, officer or employee of the Company or an Affiliate of the Company, on the other (including, without limitation, the purchase, sale, lease or exchange of any property, or rendering of any service or modification or amendment of any existing agreement or arrangement);

          (vi)  the establishment, adoption, entering into, amendment or modification to or termination of any employee benefit plan;

         (vii)  the approval of the Budget and Business Plan for any fiscal year of the Company (each such Budget and Business Plan approved for any fiscal year of the Company pursuant to Section 2.6, the "Approved Budget and Business Plan" for such fiscal year);

        (viii)  any capital expenditure or purchase, lease or other acquisition of assets by the Company or its Subsidiaries, other than (a) capital expenditures, purchases, leases and other acquisitions contemplated in the Approved Budget and Business Plan for the applicable fiscal year of the Company and (b) capital expenditures, purchases, leases and other acquisitions not contemplated in the Approved Budget and Business Plan for the applicable fiscal year that would cause the aggregate amount of all such capital expenditures, purchases, leases and other acquisitions not contemplated in the Approved Budget and Business Plan for the applicable fiscal year to exceed $5 million in any 12-month period;

          (ix)  entering into any arrangement, instrument, contract or order, or any amendment or modification thereof, which by its terms could (A) restrict the right of any Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any indebtedness owed to, any of the Company and its Subsidiaries or (B) otherwise restrict any Subsidiary of the Company from making payments or transfers to any of the Company or any other Subsidiary of the Company, other than, in each case, in the ordinary course of the Company's business;

S-II-3

           (x)  any change to senior management of the Company or any Material Subsidiary;

          (xi)  with respect to any officer, director or employee of the Company or any of its Subsidiaries: (a) the entering into of any employment agreement or other compensation arrangement with such person or (b) the amendment or other modification of any employment agreement or other compensation arrangement entered into with such person (in each case, other than pursuant to a management incentive plan approved pursuant to Section 2.6), except where such agreement, arrangement, amendment or modification would not result in the payment of compensation to such person in excess of $500,000 in any 12-month period;

         (xii)  the grant of any severance or termination payment to any present or former officer, director or employee of the Company or any of its Subsidiaries other than pursuant to a management incentive plan approved pursuant to Section 2.6;

        (xiii)  any change to (A) the Company's accounting reference date or (B) the Company's accounting policies, bases or methods (other than as recommended by the auditors of the Company);

        (xiv)  any loans or advances to or guarantees for the benefit of any officers or directors of the Company or any Subsidiary, other than in the ordinary course of business as part of travel advances, relocation advances or salary;

         (xv)  the payment of or pledge to make any charitable contribution, except in the ordinary course of business, in compliance with all applicable laws and not in excess of $1 million in the aggregate in any 12-month period;

        (xvi)  the creation of any mortgage or charge or permitting the creation of or suffering to exist any mortgage or fixed or floating charge, lien (other than a lien arising by operation of law) or other encumbrance over the whole or any part of the undertaking, property or assets of the Company or any Subsidiary other than any mortgage, charge, lien or other encumbrance securing obligations (A) not in excess of $1 million and (B) when taken together with all such mortgages, charges, liens and other encumbrances created within the preceding 12-months, would not result in the obligations underlying such mortgages, charges, liens and other encumbrances to exceed $10 million in the aggregate;

       (xvii)  commencing, entering into any settlement discussions, entering into any settlement agreement or arrangement or filing or responding to dispositive motions (including but not limited to any motion to dismiss, motion for summary judgment, motion for summary adjudication or demurrer) with respect to any litigation material to the business of the Company;

      (xviii)  transferring or permanently disposing of any Intellectual Property of the Company or its Subsidiaries in excess of $2 million in the aggregate in any 12-month period;

        (xix)  increasing the number of Directors above nine;

         (xx)  the application for registration, listing or qualification of any securities on any securities exchange other than pursuant to the terms of this Agreement; and

        (xxi)  the entering into of any agreement to do any of the foregoing.

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ANNEX C

RECAPITALIZATION AGREEMENT

by and among

SAMSONITE CORPORATION,

ACOF MANAGEMENT, L.P.,

BAIN CAPITAL (EUROPE) LLC,

and

ONTARIO TEACHERS PENSION PLAN BOARD

Dated as of May 1, 2003

i

EXHIBITS

Exhibit A—Form of Certificate of Designation of New Preferred Stock

Exhibit B—Form of Stockholders Agreement

Exhibit C—Form of Amendment to Certificate of Designation of Existing Preferred Stock

Exhibit D—Voting Agreement with Holders of Existing Preferred Stock

Exhibit E—PBGC Proposal

Exhibit F—Commitment Letter

Exhibit G—Common Stock Voting Agreements

Exhibit H—Form of New Warrant

SCHEDULES

Schedule 1.1—Significant Subsidiaries

Annex 1

        This RECAPITALIZATION AGREEMENT, dated as of May 1, 2003 (this "Agreement"), is made by and among Samsonite Corporation, a Delaware corporation (the "Company"); ACOF Management, L.P., a Delaware limited partnership ("Ares"); Bain Capital (Europe) LLC, a Delaware limited liability company ("Bain"); and Ontario Teachers Pension Plan Board, a non-share capital corporation established under the laws of Ontario ("OTPP" and, together with Ares and Bain, the "Major Investors").

RECITALS

        WHEREAS, each of the above parties wishes to effect a series of transactions that shall together constitute a recapitalization of the Company, all on the terms and subject to the conditions set forth herein; and

        WHEREAS, as part of the Recapitalization (as defined herein), the Major Investors will, on the terms and subject to the conditions contained in this Agreement, make a cash investment of $106 million (the "Investment") in the Company in exchange for the issuance by the Company to the Major Investors of shares of a new series of preferred stock of the Company (the "New Preferred Stock") having the terms set forth in the form of certificate of designation attached hereto as Exhibit A (the "New Certificate of Designation"); and

        WHEREAS, as part of the Recapitalization, the Company will, on the terms and subject to the conditions contained in this Agreement, effect a conversion (the "Conversion") of all of the Company's outstanding 13 7/8% Senior Redeemable Exchangeable Preferred Stock (the "Existing Preferred Stock") into shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), a warrant to purchase Common Stock in substantially the form attached hereto as Exhibit H (each, a "New Warrant") and/or New Preferred Stock; and

        WHEREAS, prior to or concurrently with the consummation of the Recapitalization, the Company will, on the terms and subject to the conditions contained in this Agreement, effect a refinancing of the Original Credit Agreement (as defined below); and

        WHEREAS, in connection with the Investment, the Company, the Major Investors and certain other holders of New Preferred Stock shall, on the terms and subject to the conditions contained in this Agreement, enter into a Stockholders Agreement with respect to, among other things, the ownership of the New Preferred Stock and the governance of the Company (the "Stockholders Agreement"), a form of which is attached hereto as Exhibit B; and

        WHEREAS, the consummation of the Investment is expressly conditioned upon, inter alia, the consummation of the Notes Consent Solicitation, the Conversion and the completion of the Refinancing; and

        WHEREAS, the board of directors of the Company (the "Company Board"), upon the terms and subject to the conditions set forth herein, (i) has approved (A) the execution and delivery by the Company of this Agreement, the New Warrants and the Stockholders Agreement and the performance by the Company of its obligations hereunder and thereunder and (B) the Charter Amendments (as defined herein) and the New Certificate of Designation and determined that the Recapitalization is in the best interests of the Company and the Company Stockholders, other than the Major Investors, and fair to the Company Stockholders, other than the Major Investors, and that it is advisable for the Company to consummate the Recapitalization and the other transactions contemplated by this Agreement, and (ii) has recommended approval by the holders of Common Stock and Existing Preferred Stock, as applicable, of the Charter Amendments; and

        WHEREAS, in connection with the Recapitalization, certain holders of the Existing Preferred Stock have entered into a voting agreement, a fully executed copy of which is attached hereto as Exhibit D (the "Preferred Stock Voting Agreement"), and certain holders of the Common Stock have entered into voting agreements, fully executed copies of which are attached hereto as Exhibit G (the "Common Stock Voting Agreements").

        NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Company and the Major Investors hereby agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1    Certain Defined Terms.    As used in this Agreement, the following terms shall have the following meanings:

          (a) "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, provided that with respect to Bain for purposes of Section 8.6 (Assignment), "Affiliate" shall also include each of Bain Fund VII-E (UK) L.P., BCIP Associates III, BCIP Associates III-B, BCIP Trust Associates III, Sankaty High Yield Partners II, L.P., Sankaty High Yield Partners III, L.P., Peter Smedvig Capital AS, Randolph Street Partners V, and each investment fund or entity managed or advised by Bain or any of its Affiliates.

          (b) "Antitrust Laws" means the Sherman Antitrust Act, and the rules and regulations promulgated thereunder, as amended, the Clayton Act, and the rules and regulations promulgated thereunder, as amended, the Federal Trade Commission Act, and the rules and regulations promulgated thereunder, as amended, the Investment Canada Act, and the rules and regulations promulgated thereunder, as amended, and, other than the HSR Act, any other United States federal or state or foreign statutes, rules, regulations, orders, decrees, administrative or judicial doctrines or other Applicable Law that is designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

          (c) "Applicable Law" means all applicable laws, statutes, rules, regulations, injunctions, decrees, policies or guidelines promulgated, or judgments, decisions or Governmental Orders entered by, any Governmental Authority.

          (d) "Business" means the business of the Company and its Subsidiaries as conducted by the Company and its Subsidiaries.

          (e) "Certificate of Designation Amendment" means the Amendment to the Certificate of Designation, Preferences, Powers and Rights of the Existing Preferred Stock in the form attached hereto as Exhibit C.

          (f) "Charter Amendments" means amendments to the Company Certificate of Incorporation that (i) amend the Existing Certificate of Designation to read in its entirety as set forth in Exhibit C hereto, (ii) increase the number of shares of Common Stock the Company is permitted to issue to 1,000,000,000 and (iii) eliminate the provisions relating to the classes of members of the board of directors.

          (g) "Closing Date" means the date of the Closing.

          (h) "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

          (i) "Company Balance Sheet" means the Company's most recent balance sheet (including the related notes to financial statements) that is part of an SEC Report filed prior to the date of this Agreement.

          (j) "Company Bylaws" means the By-Laws of the Company as in effect on the date hereof.

          (k) "Company Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof.

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          (l) "Company Stockholders" means holders of the Company's Common Stock and Existing Preferred Stock.

          (m) "Credit Agreement" means the Original Credit Agreement and any New Credit Agreement.

          (n) "DGCL" means the Delaware General Corporation Law.

          (o) "Disclosure Schedule" means the disclosure schedule delivered by the Company on and dated the date hereof with respect to this Agreement.

          (p) "Environmental Claims" means any and all Actions, complaints, liens, written notices of noncompliance, written notices of liability or potential liability, consent orders or consent agreements relating in any way to any Environmental Law, any environmental permit or any Hazardous Material or arising from any actual or alleged injury or threat of injury to health, safety or the environment.

          (q) "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder, as amended.

          (r) "ERISA Affiliate" means each entity that, together with the Company or any of its Subsidiaries, is considered a single employer under Section 414 of the Code.

          (s) "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

          (t) "Existing Certificate of Designation" means the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Existing Preferred Stock as in effect on the date hereof.

          (u) "Existing Certificate of Designation Amendments" means those amendments to the terms of the Existing Certificate of Designation that are effected by the form of amendment to certificate of designation attached hereto as Exhibit C.

          (v) "Existing Preferred Stock Approval " means the approval of the Existing Certificate of Designation Amendments and the transactions contemplated by this Agreement, by the holders of a majority of the issued and outstanding shares of Preferred Stock.

          (w) "Final Order" means a Governmental Order as to which (i) no request for a stay or similar request is pending and no stay is in effect, has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) is not under reconsideration by the relevant Governmental Authority on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending, including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

          (x) "Fiscal Year 2004 Business Plan" means the Company's business plan for the fiscal year ended January 31, 2004, a copy of which has been previously provided to the Major Investors.

          (y) "GAAP" shall mean generally accepted accounting principles as in effect in the United States as of the date hereof.

          (z) "Governmental Authority" means any United States federal, state or local or any foreign or multinational government (including the European Union), governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body

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  (or any subdivision of any of the foregoing) having jurisdiction or authority with respect to the particular matter at issue in its context.

          (aa) "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

          (bb) "Hazardous Materials" means any pollutants, contaminants, toxic or hazardous substances, materials, wastes, constituents, compounds, chemicals, including without limitation petroleum or any by-products thereof, any form of natural gas, asbestos or asbestos-containing materials, polychlorinated biphenyls or polychlorinated biphenyls-containing equipment, radon or other radioactive elements, carcinogenic or mutagenic agents, pesticides, explosives, flammables, corrosives and urea formaldehyde foam insulation, in each case that form the basis of liability, or are subject to regulation, under any Environmental Laws as of the Closing Date.

          (cc) "Indebtedness" means (i) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and excluding operating leases not required to be accounted for as capital leases under GAAP), (ii) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations under conditional sale or other title retention agreements relating to property purchased, (iv) capital lease or sale-leaseback obligations, (v) all liabilities secured by any Lien on any property (other than operating leases not required to be accounted for as capital leases under GAAP), and (vi) any guarantee or assumption of any of the foregoing in clauses (i) through (v) or guaranty of minimum equity or capital or any make-whole or similar obligation.

          (dd) "Indenture Amendment" means an amendment to the definition of "Permitted Holders" contained in Section 1.01 of the Note Indenture so as to include the Major Investors in such definition.

          (ee) "Intercompany Indebtedness" means Indebtedness owing by the Company to one or more wholly-owned Subsidiaries of the Company or owing by one or more wholly-owned Subsidiaries of the Company to the Company and/or one or more other wholly-owned Subsidiaries of the Company.

          (ff) "IRS" means the Internal Revenue Service.

          (gg) "Liabilities" means, with respect to any Person, any and all debts, liabilities and obligations of such Person (whether accrued or fixed, absolute or contingent, matured or unmatured and determined or determinable).

          (hh) "Lien" means, with respect to any asset (including any security), any option to purchase, claim, mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of the disposition of such asset.

          (ii) "Management Bonuses" means the cash bonuses in amounts not to exceed the amounts previously disclosed to the Major Investors payable immediately prior to the consummation of the transactions contemplated by this Agreement to employees of the Company and its Subsidiaries and accrued in the fiscal year ended January 31, 2003 in respect of the Company's financial performance for such fiscal year, which shall be applied by the recipients thereof to purchase shares of New Preferred Stock at the same purchase price per share as paid by the Major Investors pursuant to the terms hereof.

          (jj) "Management Incentive Plan" means an incentive plan for management employees of the Company the principal terms of which shall have been agreed to by the Company and the Major Investors.

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          (kk) "Material Adverse Effect" means any change, event, occurrence, effect or state of facts that, individually or aggregated with any other such change, event, occurrence, effect or state of facts, has, or could be reasonably expected to have, (x) (A) a material adverse effect on the Business, assets (including intangible assets), properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (the "Combined Business"), or (B) an aggregate reduction of the enterprise value as of the date hereof of the Combined Business as its business is presently conducted, or proposed as of the date hereof to be conducted in the future, of at least $50 million, other than, in each case, any change, event, occurrence, effect or state of facts relating to the execution of this Agreement or the announcement of such execution or the transactions contemplated herein, or (y) a material impairment on the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

          (ll) "Net Consolidated Financial Indebtedness" means the total long-term and current indebtedness of the Company and its Subsidiaries on a consolidated basis calculated in a manner consistent with the calculation of the amounts reflected in the line items entitled "short-term debt", "current installments of long-term obligations" and "long-term obligations, less current installments" on the Company Balance Sheet, net of cash and cash equivalents, and in all cases determined in accordance with GAAP.

          (mm) "New Credit Agreement" means one or more revolving senior credit facilities in form and substance satisfactory to the Major Investors (it being agreed that any credit facility entitling the Company and its Subsidiaries to borrow at least $60 million and with terms not materially less favorable to the Company and it Subsidiaries than the terms described in the Commitment Letter shall be deemed to be satisfactory to the Major Investors).

          (nn) "New Preferred Purchase Price" means $1,000.

          (oo) "Note Approval" means the approval of the Indenture Amendment by the holders of a majority of the aggregate principal amount of the outstanding Notes.

          (pp) "Note Indenture" means the Indenture, dated as of June 24, 1998, by and between the Company and United States Trust Company of New York, relating to the Notes.

          (qq) "Notes" means the Company's outstanding 10 3/4% Senior Subordinated Notes due 2008.

          (rr) "Old Warrants" means the warrants to purchase Common Stock of the Company issued pursuant to the Warrant Agreement, dated as of June 24, 1998, between the Company and BankBoston, N.A., as amended.

          (ss) "Original Credit Agreement" means that certain Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, dated as of June 24, 1998, as in effect as of the date hereof, by and among the Company, Samsonite Europe N.V., a Belgian corporation, Bank of America National Trust and Savings Association, BankBoston, N.A. (f/k/a The First National Bank of Boston) and the other lending institutions listed on Schedule 1 thereto, Bank of America National Trust and Savings Association as Administrative Agent, BankBoston N.A. as Syndication Agent, Canadian Imperial Bank of Commerce as Documentation Agent, and the other parties thereto, with Bancamerica Robertson Stephens and Bancboston Securities Inc. as Arrangers.

          (tt) "Outstanding Indebtedness" means an aggregate of not greater than $460 million of Indebtedness of the Company and its subsidiaries (excluding Intercompany Indebtedness) consisting of, without duplication, (i) Indebtedness (including letters of credit and liens granted to the PBGC) not in excess of $120 million under the Credit Agreement, (ii) other senior Indebtedness in an amount not to exceed $16.6 million, and (iii) the Notes.

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          (uu) "PBGC" means the Pension Benefit Guaranty Corporation.

          (vv) "Permitted PBGC Agreement" means an agreement between the Company and the PBGC or other arrangement with respect to the Company confirmed by the PBGC that (i) (A) is substantially consistent in all material respects with the terms of the proposal set forth in the letter from Willkie Farr & Gallagher to the PBGC, dated as of April 14, 2003, a copy of which is attached hereto as Exhibit E, (B) is no less favorable to the Company than the proposal contained in the fourth bullet of such letter and (C) permits the Company, without the PBGC's consent, to conduct the actions described in the first sub-bullet to the sixth bullet of such letter or (ii) shall have been approved in writing by the Major Investors.

          (ww) "Person" means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

          (xx) "Preferred Stock" means preferred stock, par value $.01 per share, of the Company.

          (yy) "Proxy Statement" means the proxy statement of the Company related to the Stockholders Meeting and the solicitation of proxies from the common stockholders of the Company to the Charter Amendments.

          (zz) "Recapitalization" means, collectively, all of the Closing Transactions referred to in clauses (a) through (e) of Section 2.5.

          (aaa) "Related Party Transaction" means any transaction or series of similar transactions to which the Company or any of its Subsidiaries is a party, in which the amount involved exceeds $5,000,000 (other than compensation for services rendered or perquisites in lieu of compensation received as an employee in the ordinary course of business consistent with past practice pursuant to the Company's compensation and bonus policies and procedures) and in which any director or employee of any of the Company or its Subsidiaries or any holder of more than 1% of the voting power of the capital stock of the Company has a direct or indirect material interest; provided, that the payment of the Management Bonuses shall not constitute Related Party Transactions.

          (bbb) "Requisite Common Stock Approval" means the approval of the Charter Amendments by the holders of a majority of the issued and outstanding shares of Common Stock.

          (ccc) "Requisite Stockholder Approvals" means the Requisite Common Stock Approval and the Existing Preferred Stock Approval, collectively.

          (ddd) "Rights" shall have the meaning assigned thereto in the Rights Agreement.

          (eee) "Rights Agreement" means the Rights Agreement, dated as of May 12, 1998, as amended on April 7, 1999, July 13, 1999 and September 27, 1999, by and between the Company and BankBoston, N.A., as Rights Agent.

          (fff) "SEC" means the Securities and Exchange Commission.

          (ggg) "SEC Clearance Date" means (a) the date on which the SEC staff informs the Company that it has no further comments on the Proxy Statement or, if applicable, any of the Other Filings or (b) in the event that the SEC staff declines to review the Proxy Statement and, if applicable, all of the Other Filings, the date on which the SEC staff informs the Company that it will not review such filings.

          (hhh) "SEC Reports" means all forms, reports and documents filed by the Company with the SEC since January 1, 2000.

          (iii) "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

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          (jjj) "Significant Subsidiary" shall mean each "Significant Subsidiary" of the Company, as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act, and each of the Subsidiaries of the Company set forth on Schedule 1.1 hereto.

          (kkk) "Solicitation Documents" shall mean, collectively, all of the documents necessary to effect each Solicitation.

          (lll) "Subsidiary" means, with respect to any Person, another Person, an amount of the voting securities, other voting ownership or voting partnership or membership interests of which is sufficient to elect at least a majority of its board of directors or other governing body that (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned or controlled directly or indirectly by such Person.

          (mmm) "Tax" or "Taxes" means any and all taxes, fees, assessments, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any governmental authority including: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, assets, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, severance, occupation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, estimated, value added, or gains taxes; license, registration and documentation fees; and customs' duties, tariffs, and similar charges.

          (nnn) "Tax Return" means any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

          (ooo) "Trustee" means United States Trust Company of New York, as Trustee under the Indenture.

          SECTION 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the sections set forth below:

Term:	Section:
Action	3.12
Acquisition Proposal	5.6(f)
Agreement	Preamble
Ares	Preamble
Bain	Preamble
Charter Amendment Proxy Solicitation	2.1(b)
Closing	2.5
Closing Transactions	2.5
Code	3.14(i)
Commitment Letter	4.12
Common Stock	Recitals
Common Stock Voting Agreements	Recitals
Company	Preamble
Company Benefit Plans	3.17(a)
Company Board	Recitals
Company Board Recommendation	3.8
Company Securities	3.2(a)
Confidentiality Agreements	5.3
Controlled Group Liability	3.17(f)
Conversion	Recitals
Current 10-K	3.19(a)

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Data Acts	3.38
Director Designation Notice	5.5
Environmental Laws	3.23(a)
Equity Interests	5.2(a)(i)
Existing Insurance	3.30
Existing Preferred Stock	Recitals
Fairness Opinion	3.33
FCPA	3.43
Financial Statements	3.9
Governmental Approval	3.6
HSR Act	5.4(b)
Intellectual Property	3.15(a)
Investment	Recitals
Major Investors	Preamble
Material Contract Approvals	3.19(b)
Material Contract	3.19(b)
Multiemployer Plan	3.17(e)
Necessary Governmental Approvals	3.13(a)
New Certificate of Designation	Recitals
New Preferred Stock	Recitals
New Warrant	Recitals
Notes Consent Solicitation	2.1(b)
Other Filings	2.1(e)
OTPP	Preamble
Outside Date	7.1(c)
Owned Real Property	3.16(c)
Permitted Liens	3.16(a)
Preferred Stock Consent Solicitation	2.1(b)
Preferred Stock Voting Agreement	Recitals
Product	3.21
Real Property	3.16(c)
Real Property Lease	3.19(a)(vi)
Recalls	3.21
Refinancing	6.1(d)
Secretary of State	2.3
Securities Laws	3.9
Solicitations	2.1(b)
Stockholders Agreement	Recitals
Stockholders Meeting	5.1
Superior Proposal	5.6(f)
Supplemental Indenture	5.12
Termination Fee	7.3(a)
WARN Act	3.18(b)
Withdrawal Liability	3.17(e)

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ARTICLE II

RECAPITALIZATION TRANSACTIONS

        SECTION 2.1    Commencement of Solicitations.

        (a)   Promptly following the date of this Agreement, the Company shall, with the assistance of the Major Investors, (i) prepare, and to the extent required by Applicable Law, file with the SEC and any other applicable Governmental Authority, the Solicitation Documents, excluding the Proxy Statement, and (ii) prepare the Proxy Statement in accordance with the procedures set forth in Section 2.1(e). The parties hereto acknowledge that, to the extent determined by the Company after consultation with the Major Investors, the Proxy Statement shall be included as an exhibit to (or the disclosures contained therein, other than mechanical matters relating to the voting of the Common Stock, shall be set forth in) the documents relating to the Preferred Stock Consent Solicitation. The Major Investors and the Company shall cooperate with each other in the preparation of the Solicitation Documents. Subject to Section 2.1(f), all mailings to the holders of the Existing Preferred Stock and Common Stock in connection with the Solicitations shall be subject to the prior review, comment (which comments shall not be unreasonably ignored or rejected) and approval of the Major Investors, which approval shall not be unreasonably withheld so long as the mailings are consistent with this Agreement and otherwise consistent with customary market practice for similar documentation. Subject to Section 2.1(b), within five business days from the date a request is made by the Major Investors, the Company shall cause the Solicitation Documents to be mailed to the record holders of the Common Stock, the Notes and the Existing Preferred Stock, as applicable. The Company shall use commercially reasonable efforts to identify, and cause the Solicitation Documents to be mailed to, the beneficial owners of the Notes, the Common Stock and the Existing Preferred Stock, as applicable. The Company and the Major Investors shall use reasonable efforts to cause the Solicitation Documents to comply in all material respects with Applicable Law. Subject to Section 2.1(f), each of the Major Investors and the Company agrees promptly to correct any information provided by it for use in the Solicitation Documents if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take commercially reasonable steps necessary to cause the Solicitation Documents as so corrected to be disseminated to holders of the Common Stock, the Notes and the Existing Preferred Stock, as applicable, as and to the extent required by Applicable Law.

        (b)   The Company shall, as promptly as reasonably practicable, but in no event later than five business days from the date a request is made by the Major Investors after the SEC Clearance Date (i) commence a solicitation of consents from the holders of the Existing Preferred Stock to the Existing Certificate of Designation Amendments, which solicitation will provide the holders of the Existing Preferred Stock the opportunity to elect to receive in the Conversion, subject to the terms set forth in the Existing Certificate of Designation Amendments, with respect to their shares of Existing Preferred Stock either (A) shares of Common Stock and New Warrants or (B) shares of New Preferred Stock and shares of Common Stock, with up to an aggregate of $54 million in liquidation preference of New Preferred Stock being issued with respect to all shares of Existing Preferred Stock (the "Preferred Stock Consent Solicitation") and (ii) commence a solicitation of consents from the holders of the Notes to the Indenture Amendment (the "Notes Consent Solicitation"), in each case on the terms and conditions set forth herein, and such other customary terms and conditions as are reasonably acceptable to the Major Investors. The Company shall, promptly after the SEC Clearance Date, but in no event later than five business days from the date a request is made by the Major Investors after the SEC Clearance Date, commence a solicitation of proxies from the stockholders of the Company to the Charter Amendments (the "Charter Amendment Proxy Solicitation" and, together with the Preferred Stock Consent Solicitation and the Notes Consent Solicitation, the "Solicitations") on the terms and conditions set forth herein.

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        (c)   The Notes Consent Solicitation shall expire no earlier than the 20th business day after the Notes Consent Solicitation is commenced and the Preferred Stock Consent Solicitation shall expire no earlier than the 10th business day after the Preferred Stock Consent Solicitation is commenced; provided that, subject to Section 7.1, the Company shall, from time to time at the direction of the Major Investors or at its option in the event such extension is contemplated by the following sentence, extend the Notes Consent Solicitation and the Preferred Stock Consent Solicitation, it being the intention of the parties that the Indenture Amendment be executed immediately prior to the Closing and the Conversion be consummated concurrent with the Closing. The Investors agree that (A) the Notes Consent Solicitation and the Preferred Stock Consent Solicitation may be extended so as not to expire prior to the date that is the earlier of (i) the date this Agreement is terminated or (ii) the date immediately prior to the date a vote of the common stockholders is proposed to be taken with respect to the Charter Amendments at a meeting duly called for such purpose, as such meeting may be postponed pursuant to Section 5.1, and (B) the Charter Amendment Proxy Solicitation will continue until the earlier of (i) this Agreement is terminated, (ii) a vote of the common stockholders has been taken with respect to the Charter Amendments at a meeting duly called for such purpose or (iii) the Charter Amendments are approved by the holders of Common Stock.

        (d)   Pursuant to the Conversion, and subject to the terms of the Certificate of Designation Amendment, each share of Existing Preferred Stock shall be converted into either (i) shares of Common Stock and a New Warrant or (ii) shares of New Preferred Stock and shares of Common Stock, with up to an aggregate of $54 million in liquidation preference of New Preferred Stock being issued with respect to all shares of Existing Preferred Stock. Each holder of Existing Preferred Stock may elect to receive in the Conversion either (i) shares of Common Stock and a New Warrant or (ii) shares of New Preferred Stock and shares of Common Stock. If a holder of Existing Preferred Stock fails to make an election, then such holder will be deemed to have made the election described in clause (ii) of the prior sentence. The Solicitation Documents sent or given to holders of Existing Preferred Stock shall include an appropriate form on which such holders may indicate their election, as provided in this paragraph. Such elections must be made prior to, and may be changed or modified prior to, (i) in the case of a duly called meeting of the holders of Existing Preferred Stock, 5:00 p.m., New York time, on the business day prior to such meeting, (ii) in the case of an adjournment of a duly called meeting of the holders of Existing Preferred Stock, 5:00 p.m., New York time, on the business day prior to the date such meeting is due to be re-convened and (iii) in the case of action by written consent of the holders of the Existing Preferred Stock, 5:00 p.m., New York time, on the business day prior to the date the Company publicly announces that the required vote of the Preferred Stock Consent Solicitation has been obtained; provided, that in no event shall such elections be required to be made earlier than 5:00 p.m., New York time, on the 9th business day following the commencement of the Preferred Stock Consent Solicitation.

        (e)   With respect to the Charter Amendment Proxy Solicitation, the Company, in consultation with the Major Investors, shall as promptly as practicable following the date of this Agreement prepare and file a preliminary Proxy Statement with the SEC and shall use commercially reasonable efforts to respond to any comments of the SEC or its staff with respect to the Proxy Statement, to cause it to be mailed to the holders of Common Stock as promptly as practicable and, to the extent determined by the Company after consultation with the Major Investors, to cause it to be included in the materials relating to the Preferred Stock Consent Solicitation to be mailed to the holders of Existing Preferred Stock. As promptly as practicable after the date of this Agreement, each of the Company and the Major Investors shall prepare and file any other documents required under the Securities Laws to be filed by them (other than the documents described above) relating to the Conversion and the Solicitations or the transactions contemplated by this Agreement (the "Other Filings"). Each of the Company and the Major Investors shall notify the other promptly of the receipt of any comments from the SEC or its staff or any other governmental officials and of any request by the SEC or its staff or any governmental officials for amendments or supplements to the Proxy Statement, the Other Filings or

10

for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other governmental officials, on the other hand, with respect to the Proxy Statement, the Solicitations or any Other Filing. Each Major Investor shall cooperate with the Company in the preparation of the Proxy Statement, the Other Filings or any amendment or supplement thereto, including the supply of any information required to be included in the Proxy Statement regarding the Major Investors.

        (f)    If at any time prior to the Stockholders Meeting there shall occur any event that should or must be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or such Major Investor, as the case may be, will promptly inform the other and the other Major Investors of such occurrence, and the Company shall promptly prepare and mail to its stockholders such amendment or supplement; provided that the Company shall not mail any Proxy Statement, or any amendment or supplement thereto or file, amend or supplement any Other Filing to which the Major Investors reasonably object unless the Company determines, after such objection and after consultation with counsel, that such amendment or supplement is required by Applicable Law. None of the Major Investors shall file, amend or supplement any Other Filing to which the Company reasonably objects unless such Major Investor reasonably determines, after such objection and after consultation with counsel, that such filing, amendment or supplement is required by Applicable Law.

        (g)   The Company Board Recommendation shall be included in the Proxy Statement, except that, subject to the rights of the Major Investors contained in Article VII hereof, the Company Board may withdraw or modify in a manner adverse to the Major Investors such Company Board Recommendation only if the Company Board determines, in good faith, after consultation with outside legal counsel, that the failure to so act would create a reasonable likelihood of a breach by the Company Board of its fiduciary duties under Applicable Law.

        SECTION 2.2    Issuance of New Preferred Stock and Funding of the Investment.

        (a)   Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company shall issue to each Major Investor certificates representing the number of validly issued, fully-paid and nonassessable shares of New Preferred Stock set forth opposite such Major Investor's name on Annex 1 hereto free of Liens arising out of any act of the Company and preemptive rights (except as provided in Section 3.2(c) hereof), at a per share purchase price equal to the New Preferred Purchase Price. In consideration of, and concurrently with, the issuance of the shares of New Preferred Stock pursuant to the preceding sentence, on the terms and subject to the conditions of this Agreement, at the Closing, each Major Investor shall deliver or cause to be delivered to the Company, by wire transfer, an amount in cash equal to the New Preferred Purchase Price multiplied by the number of shares of New Preferred Stock set forth opposite such Major Investor's name on Annex 1 hereto.

        (b)   The New Preferred Stock shall have the powers, rights and other terms set forth in the New Certificate of Designation.

        (c)   The Company shall give written notice to the Major Investors of wire transfer instructions at least two business days before the Closing Date.

        SECTION 2.3    Charter Amendments; Conversion.    On the morning of the Closing, but subject to the receipt of the Requisite Stockholder Approvals, the Company shall cause the Charter Amendments (including the Certificate of Designation Amendment and the New Certificate of Designation) to be executed and filed with the Secretary of State of the State of Delaware (the "Secretary of State") as provided in the DGCL. At least two business days prior to the Closing, the Company shall cause the New Certificate of Designation to be delivered for pre-clearance for filing with the Secretary of State.

        SECTION 2.4    Certificate of Incorporation.    At the Closing, the Company Certificate of Incorporation, as in effect immediately prior to the Closing, shall be amended pursuant to the Charter Amendments and the New Certificate of Designation.

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        SECTION 2.5    Closing.    The consummation of the Closing Transactions shall take place at a closing (the "Closing") to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, at 10:00 A.M. New York, New York time, on the third business day following the satisfaction or waiver of all conditions to the obligations of the parties set forth in Article VI (other than those conditions that by their nature are to be satisfied by action taken at the Closing but still subject to their satisfaction or waiver), or at such other place or at such other time or on such other date as the Major Investors and the Company mutually agree upon in writing. At the Closing, the following actions (the "Closing Transactions") shall take place in the following order:

          (a)   The Company shall execute and file the New Certificate of Designation with the Secretary of State.

          (b)   The Company shall effect the Conversion pursuant to the terms of the Certificate of Designation Amendment and cancel all shares of the Existing Preferred Stock.

          (c)   The Company shall effect, if the holders of a majority of the aggregate principal amount of the outstanding Notes so approve, the Indenture Amendments.

          (d)   In the manner contemplated by Section 2.2, each Major Investor shall pay to the Company an amount equal to the New Preferred Purchase Price multiplied by the number of shares of New Preferred Stock set forth opposite its name on Annex 1 hereto by wire transfer in immediately available funds. In the manner contemplated by Section 2.2, the Company shall deliver to each such Major Investor or its designated Affiliate stock certificates evidencing the New Preferred Stock purchased by such Major Investor.

          (e)   The Company shall pay to each of Ares and Bain, by wire transfer in immediately available funds, a transaction structuring fee in the amount of $1,000,000.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth on the Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty to the extent specified therein and such other representations and warranties to the extent a matter in such section is disclosed in such a way as to make its relevance to the information called for by such other representation and warranty reasonably apparent; provided that the representations and warranties contained in Section 3.9 shall be qualified solely by disclosures actually set forth in Section 3.9 of the Disclosure Schedule) and except as expressly contemplated by this Agreement, the Company hereby represents and warrants to each Major Investor as follows:

        SECTION 3.1    Incorporation and Authority.

        (a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all necessary corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, to enter into this Agreement and the Stockholders Agreement, to carry out its obligations hereunder and thereunder and, assuming receipt of the Requisite Stockholder Approvals, to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for such failures which would not reasonably be expected to have, in the aggregate, a Material Adverse Effect.

        (b)   The execution and delivery of this Agreement, the New Warrants and the Stockholders Agreement by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and

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thereby have been duly authorized by all requisite corporate action on the part of the Company, except, with respect to consummation, for the Requisite Stockholder Approvals and the filing of the Charter Amendments with the Secretary of State. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by each of the Major Investors) constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The New Warrants and the Stockholders Agreement when executed and delivered in accordance with the terms herein will have been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by (x) the holder thereof in the case of each New Warrant and (y) each of the Major Investors in the case of the Stockholders Agreement) will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Company has made available to the Major Investors correct and complete copies of the Company Certificate of Incorporation, the Company Bylaws and the organizational documents (and related joint venture agreements and/or shareholder agreements where not wholly owned) of each Subsidiary of the Company, as currently in effect.

        SECTION 3.2    Capital Stock.

        (a)   The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of April 15, 2003, the Company had (i) issued and outstanding (A) 19,865,573 shares of Common Stock and (B) 281,131 shares of Existing Preferred Stock, which constitute as of such date all the issued and outstanding shares of capital stock of the Company and (ii) 5,659,000 shares of Common Stock reserved for issuance in respect of the options disclosed in Section 3.2(a) of the Disclosure Schedule and the Old Warrants. No shares of Common Stock or Preferred Stock have been issued since such date other than as a result of the exercise of options outstanding on such date. All shares of Common Stock and Existing Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive rights. Attached to Section 3.2(a) of the Disclosure Schedule is a copy of a market position report for the Existing Preferred Stock prepared at the request of the Company by the Depository Trust Company and which sets forth a list as of a date within 5 business days of the date hereof of each record holder of shares of Existing Preferred Stock and the number of shares of Existing Preferred Stock such Person holds of record. Except as set forth in Section 3.2(a) of the Disclosure Schedule, there are no voting trusts, stockholders' agreements, proxies or other agreements or understandings in effect to which the Company is a party with respect to the voting or transfer of any of the Common Stock or the Existing Preferred Stock, except those contained in the Confidentiality Agreements and the other confidentiality agreements that contain standstill provisions substantially similar to the Confidentiality Agreements. Other than (x) as set forth in Section 3.2(a) of the Disclosure Schedule and (y) the Old Warrants, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments (whether or not contingent) relating to the capital stock of, or other equity interest in, the Company obligating the Company to issue, sell, transfer or otherwise dispose of or sell any shares of capital stock of, or other equity interest in, the Company. Section 3.2(a) of the Disclosure Schedule sets forth (i) the outstanding options and warrants to purchase Common Stock or to purchase other equity interests in the Company (and, in the case of equity interests other than Common Stock, identifies such equity interests), (ii) the respective exercise prices of such options and warrants and (iii) the holder of all such options. Except as set forth above, there are no outstanding (i) shares of capital stock or other voting securities of the Company, (ii) securities

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of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) options or other rights to acquire from the Company or any of its Subsidiaries, and obligations of the Company or any of its Subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, or (iv) stock-appreciation rights, security-based performance units, "phantom" stock or other security rights or other agreements, arrangements or commitments of similar character (contingent or otherwise) pursuant to which any Person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance or other attribute of the Company or any of its Subsidiaries or assets or calculated in accordance therewith (any of the foregoing referred to in clauses (i) through (iv), collectively, "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, except those contained in the terms of the Existing Preferred Stock.

        (b)   As of the date of this Agreement, other than the Outstanding Indebtedness and Intercompany Indebtedness and except as set forth in Section 3.2(b) of the Disclosure Schedule, there is no outstanding Indebtedness of the Company or any of its Subsidiaries. Except (x) as set forth in Section 3.2(b) of the Disclosure Schedule, or (y) as contained in the Credit Agreement and Note Indenture, no Indebtedness of the Company or its Subsidiaries contains any restriction upon (i) the prepayment of such Indebtedness (other than Intercompany Indebtedness), (ii) the incurrence of Indebtedness by the Company or its Subsidiaries, respectively, or (iii) the ability of the Company or its Subsidiaries to grant any Liens on its properties or assets. The aggregate principal amount of the outstanding Notes does not exceed $323 million, and there is no accrued but unpaid interest thereon other than interest accruing since the last regular interest payment date.

        (c)   The shares of New Preferred Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, and the shares of New Preferred Stock, shares of Common Stock and New Warrants, when issued and delivered in accordance with the Certificate of Designation Amendment, will have been duly and validly authorized and the shares of New Preferred Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, the shares of New Preferred Stock and the shares of Common Stock, when issued and delivered in accordance with the Certificate of Designation Amendment, and the shares of Common Stock underlying the New Warrants, when issued and delivered in accordance with the terms of the New Warrants, will be fully paid and nonassessable and will be free of preemptive rights and Liens other than (i) restrictions on transfer under applicable state and federal securities laws and (ii) restrictions on transfer contained in the Stockholders Agreement.

        SECTION 3.3    Subsidiaries.

        (a)   Section 3.3(a) of the Disclosure Schedule sets forth, with respect to each Significant Subsidiary, its type of entity, the jurisdiction of its incorporation or organization, its authorized capital stock, partnership interests, membership interests or other ownership interests, the number and type of its issued and outstanding shares of capital stock, partnership interests, membership interests or other ownership interests and the Company's current ownership of such shares, partnership interests or similar ownership interests. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and has the requisite power and authority to own or use the properties and assets that it purports to own or use and to conduct its business as currently conducted by such Subsidiary. Each Subsidiary is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for such failures of qualification that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. No Subsidiary other than the Significant Subsidiaries generated revenue in excess of $10 million or net income or net losses in excess of

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$1 million for the year ended January 31, 2003 or had assets with a fair market value in excess of $6.5 million or outstanding Indebtedness in excess of $500,000 as of the date hereof.

        (b)   Except as set forth in Section 3.3(b) of the Disclosure Schedule, or as contained in the Credit Agreement, Note Indenture or Existing Certificate of Designation, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of law). All such ownership interests have been validly issued, and are fully paid and nonassessable, and have been issued free of preemptive rights. Except for the securities described in Section 3.2, there are no securities of the Company or any of its Subsidiaries convertible into or exchangeable for, no options or other rights to acquire from the Company or any of its Subsidiaries, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, by the Company or any Subsidiary, directly or indirectly, of any capital stock, partnership interests, membership interests or other ownership interests in, or any other securities of, any Subsidiary of the Company, other than in favor of the Company or a Subsidiary. Except as set forth in Section 3.3(b) of the Disclosure Schedule, there are no obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding shares of capital stock, partnership interests, membership interests or other ownership interests in any Subsidiary of the Company. Except as set forth in Section 3.3(b) of the Disclosure Schedule, there are no obligations of the Company or any of its Subsidiaries to make further capital contributions or similar payments to any Subsidiary.

        SECTION 3.4    Stockholder and Debtholder Approvals Required.

        (a)   No approval of the holders of the Common Stock is required by the Company Certificate of Incorporation, the Company Bylaws, or Applicable Law with respect to the entering into or performance of this Agreement or the consummation of any of the transactions contemplated hereby other than the Requisite Common Stock Approval. No approval of the holders of the Existing Preferred Stock is required by the Company Certificate of Incorporation, the Company Bylaws, the Existing Certificate of Designation or Applicable Law with respect to the entering into or performance of this Agreement or the consummation of any of the transactions contemplated hereby other than the Existing Preferred Stock Approval. Assuming the due and timely receipt of the Existing Preferred Stock Approval, the entering into and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration, cancellation or increased dividends under the Existing Certificate of Designation, nor will the Company be obligated to make a "Change of Control Offer" (as defined in the Existing Certificate of Designation) under the Existing Certificate of Designation.

        (b)   No approval of the holders of the Notes is required by the Note Indenture or Applicable Law with respect to the entering into or performance of this Agreement or the consummation of any of the transactions contemplated hereby. Except as set forth in Section 3.4(b) of the Disclosure Schedule, no approval of the parties to the Credit Agreement other than the Company is required by the Credit Agreement or Applicable Law with respect to the entering into or performance of this Agreement or the consummation of any of the transactions contemplated hereby.

        SECTION 3.5    No Conflict.    Except as set forth in Section 3.5 of the Disclosure Schedule, assuming (a) the due and timely receipt of the Requisite Common Stock Approval, (b) the due and timely receipt of the Note Approval and (c) the due and timely receipt of the Existing Preferred Stock Approval, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of any of the transactions contemplated hereby do not and shall not (i) violate or conflict with the Company Certificate of Incorporation or the Company Bylaws or any of

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the organizational documents of its Subsidiaries, (ii) conflict with or violate any Applicable Law or threaten any Governmental Approval applicable to the Company or any of its Subsidiaries or (iii) result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the assets or properties of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company or any of its Subsidiaries is a party or by which any of such assets or properties is bound or affected except, in the case of clauses (ii) and (iii) above, as would not, in the aggregate, reasonably be expected to (x) materially delay the Closing or make illegal the Closing Transactions, (y) have a Material Adverse Effect, or (z) result in the creation of any Lien on the New Preferred Stock.

        SECTION 3.6    Consents and Approvals.    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and shall not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority (a "Governmental Approval"), except for (i) the filing of the Charter Amendments with the Secretary of State, (ii) such of the foregoing as may be required under the HSR Act and Antitrust Laws, (iii) any filings required to qualify the New Preferred Stock and the Common Stock under the Securities Laws of any applicable Governmental Authority, and (iv) the filings with and clearance from the SEC as contemplated by this Agreement and except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not, in the aggregate, reasonably be expected to (x) materially delay the Closing or make illegal the Closing Transactions, (y) have a Material Adverse Effect, or (z) result in the creation of any Lien on the New Preferred Stock.

        SECTION 3.7    No Default.    None of the Company or any of its Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time, or both, would constitute a default or violation) of any term, condition or provision of (a) its certificate of incorporation or bylaws (or similar organizational and governing documents), (b) any Material Contract or (c) any Applicable Law applicable to the Company, any of its Subsidiaries or any of their respective properties or assets, except in the case of clauses (a) (insofar as such clause relates to Subsidiaries that are not Significant Subsidiaries), (b) and (c), for such defaults or violations which would not, in the aggregate, have a Material Adverse Effect. There exists no "Default" or "Event of Default" under and as defined in the Note Indenture, no "Default" or "Event of Default" under and as defined in the Credit Agreement, and no "Voting Rights Triggering Event" under and as defined in the Existing Certificate of Designation.

        SECTION 3.8    Company and Company Board Approval.    The Company has approved of and agreed to undertake the Solicitations. The Company Board, at a meeting duly called and held, has (i) determined that this Agreement, which provides, among other things, for the Solicitations, the Conversion and the Investment, is advisable, fair to, and in the best interests of, the Company and the Company Stockholders, (ii) approved the Closing Transactions and all of the other transactions contemplated by this Agreement, (iii) approved the New Certificate of Designation, (iv) approved the Supplemental Indenture and (iv) resolved to recommend, and recommended, that (a) the holders of the Common Stock approve the Charter Amendments, (b) the holders of the Existing Preferred Stock approve the Existing Certificate of Designation Amendments and the New Certificate of Designation and (c) the holders of the Common Stock and the Existing Preferred Stock take all other such action required to approve the consummation of the transactions contemplated by this Agreement (the "Company Board Recommendation"); provided, however, that the foregoing determinations, approvals and recommendations are subject to change to the extent permitted by the terms of this Agreement. The Company Board, at a meeting duly called and held, has taken all action under the Rights

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Agreement to make the representations and warranties contained in Section 3.28 true and correct in all respects.

        SECTION 3.9    SEC Reports; Financial Statements.    The SEC Reports filed with the SEC since January 1, 2000 constitute all forms, reports and documents required to be filed by the Company and its Subsidiaries under the Securities Act, the Exchange Act and similar securities laws of any other applicable Governmental Authority (together, the "Securities Laws") since that date. As of their respective dates, the SEC Reports complied as to form in all material respects with the applicable requirements of the Securities Laws and did not contain any untrue statements of material facts or omit material facts required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. No Subsidiary of the Company is required by the Securities Laws to file any form, report or other document with the SEC or any other Governmental Authority responsible for compliance with the Securities Laws. The financial statements included in the SEC Reports (together with the accompanying notes, the "Financial Statements") (a) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (b) complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (c) have been prepared in accordance with GAAP applied on a basis consistent with the past practices of the Company (except as may be indicated in the notes thereto) and (d) fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its Subsidiaries as of the times and for the periods referred to therein.

        SECTION 3.10    Absence of Certain Changes or Events; No Undisclosed Liabilities.    Since January 31, 2002, there has not been any circumstance, development or event which has had or would reasonably be expected to have, in the aggregate, a Material Adverse Effect. Except as and to the extent disclosed or reserved against on the Company Balance Sheet, the Company and its Subsidiaries taken as a whole do not have any Liabilities, whether absolute, accrued, contingent or otherwise and whether due or to become due, except those Liabilities that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect.

        SECTION 3.11    Title and Condition of Properties.    The Company and its Significant Subsidiaries own or control by lease, license or other form of contract all of the assets and property, real, personal or mixed, necessary to conduct the Business in all material respects in the manner in which it is currently conducted. All of said assets and property are in good condition and repair subject to normal wear and tear and obsolescence.

        SECTION 3.12    Absence of Proceedings.    Except as described in Section 3.12 of the Disclosure Schedule or in the SEC Reports filed prior to the date hereof, there is no suit, arbitration, inquiry, prosecution, claim, action, hearing, proceeding, notice of violation, demand letter or investigation by, of, in or before any Governmental Authority (an "Action") pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject except Actions that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect or would not materially affect the power or ability of any party hereto to perform its obligations under this Agreement or to consummate the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries is subject to any material outstanding Governmental Order.

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        SECTION 3.13    Licenses and Permits; Compliance with Law.

        (a)   The Company and its Significant Subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from (and are in compliance with all items and conditions thereof), and have made all declarations and filings with, all Governmental Authorities, to own, lease, license and use their properties and assets (collectively, the "Necessary Governmental Approvals") and to conduct the Business as currently conducted and in the manner described in the SEC Reports, except for the Necessary Governmental Approvals the failure of which to obtain would not reasonably be expected to have, in the aggregate, a Material Adverse Effect or constitute criminal action. Neither the Company nor any of its Subsidiaries has, within the last two years, received written notice or otherwise has knowledge that any Governmental Authority has the right or intends to suspend, modify, cancel or terminate any material license, permit, certificate or other authorization relating to the Business.

        (b)   The Business is not being, and has not been, conducted in violation of any Applicable Law, except for those violations that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. To the knowledge of the Company, no investigation or review by any Governmental Authority with respect to the Company or any of its Subsidiaries or any of their respective products is, or during the past three years has been pending or threatened nor, to the knowledge of the Company, has any Governmental Authority indicated an intention to conduct the same, except for those investigations or reviews occurring after the date of this Agreement that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect.

        SECTION 3.14    Taxes.    Except as set forth in Section 3.14 of the Disclosure Schedules:

          (a)   The Company and each of its Significant Subsidiaries has filed, or has had filed on its behalf, in a timely manner (within any applicable extension periods) with the appropriate Governmental Authority all income and other material Tax Returns required to be filed with respect to Taxes of the Company and each of its Significant Subsidiaries, and such Tax Returns are correct and complete in all material respects. The most recent Financial Statements contained in the SEC Reports provide an adequate accrual (determined in accordance with GAAP) for the payment of Taxes for all periods covered by such financial statements.

          (b)   All material Taxes with respect to the Company and its Significant Subsidiaries have been paid in full to the extent required to be so paid or have been provided for in accordance with GAAP on the Company Balance Sheet.

          (c)   There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to the Company and its Significant Subsidiaries.

          (d)   No deficiency, delinquency or default for any Tax has been claimed, proposed or assessed, in each case, in writing, against the Company or any of its Significant Subsidiaries which has not been abated, settled or paid in full and neither the Company nor any of its Significant Subsidiaries have received written notice of any such deficiency, delinquency or default. No audit by any tax authority is pending with respect to any Tax Returns (other than income Tax Returns) that are individually or in the aggregate material or any income Tax Returns filed by, or Taxes (other than income Taxes) that are individually or in the aggregate material or income Taxes due from, the Company or any of its Significant Subsidiaries.

          (e)   There are no Liens for Taxes upon the assets of the Company or any of its Significant Subsidiaries except statutory Liens for current Taxes not yet due.

          (f)    No power of attorney has been executed by, or on behalf of, the Company or any of its Significant Subsidiaries with respect to any matter relating to Taxes which is currently in force.

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          (g)   Neither the Company nor any of its Significant Subsidiaries is a party to or bound by or has any obligation under any written or unwritten Tax sharing, Tax indemnity or similar agreement or arrangement.

          (h)   There are no outstanding requests for any extension of time within which to file any Tax Return or within which to pay any Taxes other than such extensions filed in the ordinary course of business.

          (i)    Neither the Company nor any of its Significant Subsidiaries has made an election under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code").

          (j)    Neither the Company nor any of its Significant Subsidiaries has been a member of an affiliated group filing a consolidated federal income tax return (other than the affiliated group of which the Company is the common parent) or has any liability for the Taxes of any person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

          (k)   The Company is not, and during the 5-year period ending on the Closing Date has not been, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

          (l)    Neither the Company nor any of its Significant Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (x) in the past 24 month period or (y) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.

        SECTION 3.15    Intellectual Property.

        (a)   The Company owns or has the legally enforceable right to use all intellectual property rights used in the conduct of the Business, including all patents and patent applications, trademarks, trademark registrations and applications, copyrights and copyright registrations and applications, computer programs, technology, know-how, trade secrets, proprietary processes and formulae (collectively, the "Intellectual Property"), except for Intellectual Property the failure of which to own or have the right to use would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. Such Intellectual Property is, to the knowledge of the Company, free and clear of all Liens, except for Permitted Liens.

        (b)   Section 3.15(b) of the Disclosure Schedule sets forth a list of all material franchise, license (other than licenses to use "off-the-shelf" software or software in respect of which the Company has paid and/or expects to be required to pay in the future less than $50,000 in the aggregate) and royalty contracts and agreements as to which the Company or any of its Significant Subsidiaries is either a licensor or licensee and excluding such licenses between the Company and/or its Subsidiaries, and, to the knowledge of the Company, neither the Company nor any such Significant Subsidiary is in material default under any such license.

        (c)   No Person, other than the Company and/or its Subsidiaries has a right to receive a royalty or similar payment in respect of any item of Intellectual Property pursuant to any contractual arrangements entered into by the Company or otherwise, other than any royalty or similar payments which are fully paid. To the knowledge of the Company, no former or present employees, officers or directors of the Company hold any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property.

        (d)   Except as set forth in Section 3.15(d) of the Disclosure Schedule, there are no claims or suits pending or, to the knowledge of the Company, threatened, and the Company has received no notice of

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any material claim or suit (i) alleging that the conduct of any aspect of the Business infringes upon or constitutes the unauthorized use of the proprietary rights of any third party or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property of the Company. Except as set forth in Section 3.15(d) of the Disclosure Schedule, to the knowledge of the Company, no material Intellectual Property of the Company is being violated or infringed upon by any third party in any manner that could reasonably be expected to result in any liability, damages, expenses, costs or losses to the Company in excess of $500,000 in the aggregate. Except as set forth in Section 3.15(d) of the Disclosure Schedule, there are no settlements, consents, judgments, other agreements or Governmental Orders which restrict the Company's rights to use any material Intellectual Property.

        SECTION 3.16    Real Property.

        (a)   The Company or its Subsidiaries has good and marketable title to all of the Owned Real Property, free and clear of all Liens, other than Permitted Liens. "Permitted Liens" means (i) mechanics', carriers', workers', repairers', materialmen's, warehousemen's, landlords' and other similar Liens arising in the ordinary course of the Company's business, (ii) Liens arising or resulting from any action taken by or on behalf of the Major Investors in connection with the transactions described herein, (iii) Liens for current Taxes not yet due or payable or for supplemental Taxes for which the Company has not received a written notice of assessment, (iv) Liens securing obligations under the Credit Agreement and (v) Liens in favor of PBGC.

        (b)   Each contract and agreement relating to a lease of real property used by the Company or its Subsidiaries is valid and effective in accordance with its respective terms, and there is not, under any such lease, any existing default or event of default by the Company or its Subsidiaries (or event that, with notice or lapse of time or both, would constitute a material default), except where such defaults would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. Section 3.16(b) of the Disclosure Schedule sets forth a list of all of the leases of real property entered into by the Company or its Subsidiaries. Copies of all such leases entered into during the 3-month period prior to the date hereof or that require the payment of rent in excess of $100,000 in any twelve month period during the term thereof have been made available to the Major Investors. To the knowledge of the Company, the Company has all permits or licenses necessary to use the property subject to such leases.

        (c)   The Real Property constitutes, in the aggregate, all of the real property (other than Real Property owned by Subsidiaries that are not Significant Subsidiaries) used to conduct the Business in the manner conducted as of the date hereof. "Real Property" means the Owned Real Property and any property leased by the Company or its Significant Subsidiaries. "Owned Real Property" means all of the real property (including land, buildings and other improvements) that the Company or any of its Subsidiaries owns, purports to own, or uses or occupies other than pursuant to a leasehold.

        (d)   Each of the Real Properties is suitable and adequate in all material respects for its current use, operation and occupancy.

        (e)   There are no pending or, to the knowledge of the Company, threatened proceedings relating to eminent domain or the condemnation of any portion of the Real Property, or impact fees, special assessments or similar matters with respect thereto, other than proceedings in the ordinary course of business that could not be reasonably expected to have a Material Adverse Effect.

        SECTION 3.17    Employee Benefit Matters.

        (a)   All employee or director benefit plans, arrangements or agreements, whether or not written, including but not limited to any employee welfare benefit plan within the meaning of Section 3(1) of the ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any other material bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program or agreement sponsored, maintained or contributed to by the Company, any of its Subsidiaries

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or any of its Affiliates for the benefit of any current or former employee or director of the Company, any of its Subsidiaries or any of its Affiliates, or with respect to which the Company or any of its Subsidiaries could have material liability are listed in Section 3.17(a) of the Disclosure Schedule (together with all non-material bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plans, programs or agreements sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any of its Affiliates for the benefit of any current or former employee or director of the Company, any of its Subsidiaries or any of its Affiliates, the "Company Benefit Plans"). True and complete copies of (i) the Company Benefit Plans listed in Section 3.17(a) of the Disclosure Schedule (or, in the case of any unwritten Company Benefit Plan, a description thereof) and any amendment thereto, (ii) the most recent summary plan description (or similar document) for each Company Benefit Plan, if any, (iii) the three most recent Annual Reports (including but not limited to Form 5500 Series in the United States) and accompanying schedules, if any, and (iv) the most recent determination letter from the IRS (if applicable) for such Company Benefit Plans have been provided to the Major Investors. Except as specifically provided in the foregoing documents, there are no material amendments to any Company Benefit Plan listed in Section 3.17(a) of the Disclosure Schedule that have been adopted or approved nor has the Company or any of its Subsidiaries undertaken to make any such material amendments to any Company Benefit Plan listed in Section 3.17(a) of the Disclosure Schedule or to adopt or approve any new plan, program or agreement that would be required to be included in Section 3.17(a) of the Disclosure Schedule had such plan, program or agreement been in effect on the date hereof.

        (b)   Except as set forth in Section 3.17(b) of the Disclosure Schedule: (i) each Company Benefit Plan has been maintained and administered in substantial compliance with its terms, the terms of any applicable collective bargaining agreements and with all Applicable Laws, (ii) each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the knowledge of the Company, no event has occurred that could reasonably be expected to adversely affect the qualified status of the Company Benefit Plan; (iii) neither the Company nor any of its Subsidiaries has incurred or is reasonably likely to incur any liability or penalty under Sections 4975 or 4976 of the Code or Sections 409 or 502(i) of ERISA; (iv) there are no pending, nor has the Company or any of its Subsidiaries received notice of any threatened, material claims against or otherwise involving any of the Company Benefit Plans (other than routine claims for benefits); (v) no Company Benefit Plan is under audit or investigation by any Governmental Authority, including the United States, the IRS, the Department of Labor or the PBGC, and to the knowledge of the Company, no such audit or investigation is pending or threatened; (vi) no Company Benefit Plan subject to the laws of any jurisdiction other than the United States has any unfunded or underfunded liabilities; (vii) none of the Company, its Subsidiaries, or any ERISA Affiliate has any obligation to provide retiree health or life or other welfare-type benefits other than as mandated by COBRA or other Applicable Law; and (viii) no event has occurred, nor do circumstances exist with respect to any Company Benefit Plan that have resulted in or could reasonably be expected to give rise to a material liability of the Company or any of its Subsidiaries, including any posting of any security with respect to a Company Benefit Plan, or the imposition of any Liens on the assets of the Company or any of its Subsidiaries.

        (c)   None of the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Company Benefit Plan or related trust that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, officer or director of the Company or any of its Subsidiaries, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable taxes.

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No payment or benefit that will or may be made by the Company, any of its Subsidiaries or any of their respective Affiliates with respect to any employee, officer or director of the Company or its Subsidiaries will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code, and no amount of any payment or benefit to an employee of the Company or any of its Subsidiaries could fail to be deductible by the Company or any such Subsidiary by reason of Section 162(m) of the Code.

        (d)   Except as set forth in Section 3.17(d) of the Disclosure Schedule, with respect to each Company Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code: (i) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived; (ii) the fair market value of the assets of each such Company Benefit Plan equals or exceeds the actuarial present value of all accrued benefits under such Company Benefit Plan (whether or not vested), based upon the actuarial assumptions used to prepare the most recent actuarial report for such Company Benefit Plan; (iii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, and the consummation of the transactions contemplated by this Agreement will not result in the occurrence of any such reportable event; (iv) all premiums to the PBGC have been timely paid in full; (v) no liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by the Company or its Subsidiaries; and (vi) the PBGC has not instituted proceedings to terminate any such Company Benefit Plan and, to the Company's and each of its Subsidiaries' knowledge, no condition exists that presents a risk that such proceedings will be instituted or that would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Company Benefit Plan.

        (e)   None of the Company, its Subsidiaries and the ERISA Affiliates has incurred or is reasonably expected to incur any "withdrawal liability" (as defined in Part I of Subtitle E of Title IV of ERISA) ("Withdrawal Liability"), as a result of a complete or partial withdrawal from a multiemployer plan as such term is defined in Section 3(37) of ERISA (a "Multiemployer Plan"), that has not been satisfied in full. With respect to each Company Benefit Plan that is a Multiemployer Plan: (i) if the Company or any of its Subsidiaries or any ERISA Affiliate were to experience a withdrawal or partial withdrawal from such plan, no Withdrawal Liability would be incurred that would reasonably be expected to have a Material Adverse Effect; and (ii) none of the Company, its Subsidiaries, and the ERISA Affiliates has received any notification, or has any reason to believe, that any such Company Benefit Plan is in reorganization, has been terminated, is insolvent, or may reasonably be expected to be in reorganization, to be insolvent, or to be terminated.

        (f)    Except as set forth in Section 3.17(f) of the Disclosure Schedule, there does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries following the Closing. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries, nor any ERISA Affiliate, has engaged in any transaction described in Section 4069 or Section 4204 or 4212 of ERISA. "Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, (iv) as a result of a failure to comply with the continuation coverage requirements of COBRA, and (v) under corresponding or similar provisions of foreign laws or regulations, other than such liabilities that arise solely out of, or relate solely to, the Company Benefit Plans.

        (g)   There is no pending or, to the knowledge of the Company, threatened administrative claim by any Governmental Authority to reclassify any independent contractor as an employee of the Company or any of its Subsidiaries. The reclassification of independent contractors of the Company or any of its Subsidiaries by any Governmental Authority could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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        SECTION 3.18    Labor Matters.

        (a)   Except as set forth on Schedule 3.18(a) of the Disclosure Schedule, (i) there is no labor strike, dispute, slowdown, stoppage or lockout pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, and, during the five years preceding the date of this Agreement, there has not been any such action, (ii) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization, works council or employee association applicable to employees of the Company or any of its Subsidiaries, (iii) none of the U.S. employees of the Company or any of its Subsidiaries is represented by any labor organization and the Company does not have any knowledge of any union organizing activities among the U.S. employees of the Company or any of its Subsidiaries, and (iv) there are no complaints, lawsuits or other proceedings pending or, to the knowledge of the Company, threatened in writing in any forum by or on behalf of any present or former employee of the Company or any of its Subsidiaries, any applicant for employment or classes of the foregoing alleging breach by the Company or its Subsidiaries of any express or implied contract of employment, any laws governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, which would reasonably be expected to have, in the aggregate, a Material Adverse Effect.

        (b)   The only event requiring notice under the Worker Adjustment and Retraining Notification Act (the "WARN Act") with respect to the Company and its Subsidiaries during the last two years was the closing of the manufacturing operations of the Company in Denver, Colorado, for which the WARN Act notice was given in a timely manner and layoffs were performed in compliance with the WARN Act.

        SECTION 3.19    Material Contracts.

        (a)   Except for contracts filed as exhibits to the Company's Annual Report on Form 10-K for the year ended January 31, 2002 (the "Current 10-K"), Section 3.19(a) of the Disclosure Schedule (with paragraph references corresponding to those set forth below) lists each of the following contracts and agreements (including oral agreements) of the Company and each of its Subsidiaries:

            (i)  all material franchise, license (other than licenses to use "off-the-shelf" software or software in respect of which the Company has paid and/or expects to be required to pay in the future less than $50,000 in the aggregate) and royalty contracts and agreements to which the Company or any of its Subsidiaries is either a licensor or licensee identified on Section 3.15(b) of the Disclosure Schedule;

           (ii)  all contracts with management personnel and contracts with independent contractors or consultants (or similar arrangements) to which the Company or any of its Subsidiaries is a party and which are not cancelable without penalty or further payment in excess of $200,000 and without more than 30 days' notice;

          (iii)  other than guarantees by the Company or any of its wholly-owned Subsidiaries of Indebtedness of the Company or any of its wholly-owned Subsidiaries, all contracts and agreements pursuant to which the Company or any of its Subsidiaries has (x) incurred Indebtedness (other than Intercompany Indebtedness) or (y) directly or indirectly guaranteed the Indebtedness of any other Person, in each case other than any such contracts or agreements as do not involve more than $50,000 individually or $250,000 in the aggregate;

          (iv)  all material contracts, agreements, commitments, written understandings or other arrangements with any Governmental Authority, to which the Company or any of its Subsidiaries is a party;

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           (v)  all contracts and agreements containing any provision or covenant limiting or purporting to limit the freedom of the Company or any of its Subsidiaries to compete in any line of business in any geographic area;

          (vi)  all contracts and agreements relating to the lease of real property used by the Company or its Subsidiaries (each, a "Real Property Lease") requiring annual payments in excess of $200,000 or aggregate payments over the remaining term of the contract or agreement in excess of $1,000,000;

         (vii)  all collective bargaining or similar agreements with any labor organization, applicable to U.S. employees of the Company or any of its Subsidiaries;

        (viii)  all joint venture, partnership and similar contracts, agreements and commitments;

          (ix)  all contracts and agreements with or for the benefit of any Affiliate of the Company or immediate family member thereof (other than the Company's Subsidiaries); and

           (x)  all other contracts and agreements (other than contracts or agreements in the ordinary course of business for the purchase of raw materials or finished merchandise or sale of inventory) requiring the Company to expend, or pursuant to which the Company will receive, funds in excess of $1 million at any one time or in any twelve-month period.

        (b)   "Material Contract" means the contracts filed as exhibits to the Current 10-K and the contracts and agreements disclosed in Section 3.19(a) of the Disclosure Schedule. Each Material Contract: (i) is legal, valid and binding on the Company or its respective Subsidiary party thereto and, to the knowledge of the Company, the other parties thereto, and is in full force and effect and (ii) upon consummation of the transactions contemplated by this Agreement, except to the extent that any consents set forth in Section 3.19(b) of the Disclosure Schedule (the "Material Contract Approvals") are not obtained, shall continue in full force and effect without penalty or other adverse consequence. Neither the Company nor any of its Subsidiaries is in breach of, or default under, any Material Contract. Except as set forth in Section 3.19(b) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company, oral notice of a material default (which has not been cured), offset or counterclaim under any Material Contract, or any other written or, to the knowledge of the Company, oral communication calling upon it to comply with any provision of any Material Contract or asserting noncompliance therewith or asserting the Company or any of its Subsidiaries has waived or altered its rights thereunder, nor has the Company or any of its Subsidiaries received any written or, to the knowledge of the Company, oral notice that any party to any Material Contract intends or is threatening to terminate or fail to exercise any renewal or extension of any Material Contract.

        (c)   No other party to any Material Contract is, to the knowledge of the Company, in material breach thereof or default thereunder.

        (d)   Except as set forth in Section 3.19(d) of the Disclosure Schedule, there is no contract, agreement or other arrangement granting any Person any preferential right to purchase any of the properties or assets of the Company or any of its Subsidiaries, other than inventory in the ordinary course of business consistent with past practice.

        SECTION 3.20    Suppliers and Customers.    Since January 1, 2002, no material licensor, vendor, supplier, licensee or customer of the Company or any of its Subsidiaries has canceled or otherwise modified (in a manner materially adverse to the Company) its relationship with the Company or its Subsidiaries and (i) no such Person has notified the Company of its intention to do so, and (ii) the Company does not expect that the consummation of the transactions contemplated hereby will adversely affect any of such relationships except as could not be reasonably expected to have, in the aggregate, a Material Adverse Effect.

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        SECTION 3.21    Product Liability.    Except as set forth in Section 3.21 of the Disclosure Schedule, there is no Action pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries concerning any product (including parts or components) designed, manufactured, distributed, or sold by or on behalf of the Company or any of its past or present Subsidiaries (a "Product"), relating to or resulting from an alleged defect in the design, manufacture, materials or workmanship of any Product, or, with respect to any Product, any alleged failure to warn or any alleged breach of express or implied warranties or representations that has or could be reasonably expected to result in a material liability to the Company or any of its Subsidiaries. During the past five years, to the knowledge of the Company, there has not been any accident, happening or event caused or allegedly caused by any alleged hazard or alleged defect in the design, manufacture, materials or workmanship of any Product (including any alleged failure to warn or any breach of express or implied warranties or representations) that resulted or is alleged to have resulted in material injury or death to any Person or in material damage to or destruction of property or other material consequential damages. During the past five years, there has not been any product recall or post-sale warning (collectively, "Recalls") by the Company or any of its Subsidiaries concerning any Product, or to the knowledge of the Company, any investigation or other action that is reasonably likely to lead to a Recall. To the knowledge of the Company, there is no defect in the design, manufacture, materials or workmanship of any Product, or, with respect to any Product, any alleged failure to warn or any alleged breach of express or implied warranties or representations that could be reasonably expected to result in a material liability to the Company or any of its Subsidiaries.

        SECTION 3.22    Inventory.    All of the inventories of the Company and each of its Subsidiaries, whether reflected in the Company Balance Sheet or otherwise, consist of a quality and quantity usable and salable in the ordinary and usual course of business, except for items of obsolete materials and materials of below-standard quality, all of which have been written off or written down on the Company Balance Sheet to fair market value or for which adequate reserves have been provided therein. All inventories not written off or written down have been priced at the lower of average cost or market.

        SECTION 3.23    Compliance with Environmental Laws.

        (a)   Except as set forth in Section 3.23 of the Disclosure Schedule, the Company and its Subsidiaries (i) are in compliance with all material Applicable Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct the Business, (iii) are in compliance with all material terms and conditions of any such permit, license or approval and have not received any material notice of proceedings relating to the revocation or modification of any such permit, license or approval, and (iv) have not released, discharged or disposed of any material amount of Hazardous Material on any Real Property or leased real property or on any real property formerly owned, leased or operated by the Company or any of its Subsidiaries.

        (b)   Except as set forth in Section 3.23 of the Disclosure Schedule, there are no material costs or Liabilities associated with Environmental Laws.

        (c)   Except as set forth in Section 3.23 of the Disclosure Schedule, there are no pending or threatened in writing Environmental Claims against the Company, any of its Subsidiaries or any Real Property, other than past claims which have been resolved prior to January 1, 2000, and, to the knowledge of the Company, there are no facts that could be reasonably expected to form the basis of any such Environmental Claim. This Section 3.23 shall not be applicable to compliance with laws other than Environmental Laws (or permits required thereunder), which is the subject of Section 3.13.

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        (d)   The matters disclosed or required to be disclosed in Section 3.23 of the Disclosure Schedule, collectively, would not reasonably be expected to result in and, during the period beginning on the date hereof and ending on the Closing, shall not have resulted in, costs or Liabilities (including but not limited to costs and Liabilities associated with remediation) to the Company and its Subsidiaries in excess of $10 million in the aggregate.

        SECTION 3.24    Exemption from Registration.    Assuming the accuracy of the representation contained in Section 4.9, none of the transactions contemplated as part of the Recapitalization, individually or in the aggregate, will require the registration of any securities under the Securities Act or any other Applicable Law.

        SECTION 3.25    Solicitation Documents.    None of the information included in the Solicitation Documents shall, at the time such documents or any amendments or supplements thereto are first published, sent or given to holders of the Notes, the Existing Preferred Stock or the Common Stock, as applicable, contain any untrue statement of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided that no representation is hereby made by the Company with respect to information supplied in writing, for such purposes, by any of the Major Investors included in such Solicitation Documents. The Solicitation Documents will comply as to form in all material respects with the requirements of the Securities Laws.

        SECTION 3.26    Information in Financing Documents.    None of the information supplied or to be supplied by the Company for the purpose of inclusion or incorporation by reference in any syndication and other materials to be delivered to potential financing sources in connection with the transactions contemplated by this Agreement has contained or will contain, as of the date delivered, any untrue statement of material fact, nor will such information as of the date delivered, exclude any material fact required to be stated therein or necessary in order to make such information, in the light of the circumstances in which they were made, not misleading.

        SECTION 3.27    Affiliated Transactions.    Except for transactions between the Company and its direct or indirect Subsidiaries or between two or more directly or indirectly wholly owned Subsidiaries of the Company, and except for loans to employees of the Company or its Subsidiaries in connection with authorized relocations not to exceed $50,000, (i) no Affiliate of the Company is party with the Company or any of its Subsidiaries to an agreement that will continue after the Closing Date other than Company Benefit Plans disclosed in Section 3.17(a) of the Disclosure Schedule; (ii) no Affiliate of the Company currently owes any money to, nor is such Affiliate currently owed any money by, the Company or any of its Subsidiaries, other than pursuant to Company Benefit Plans disclosed in Section 3.17(a) of the Disclosure Schedule and other than reimbursement for or advancement of routine expenses; and (iii) neither the Company nor any of its Subsidiaries is obligated as of the date hereof, directly or indirectly, to guarantee or assume, or has guaranteed or assumed, any indebtedness for borrowed money or otherwise for the benefit of an Affiliate of the Company; and (iv) since January 31, 2002, neither the Company nor any of its Subsidiaries has made any payment to, or engaged in any transaction with, an Affiliate of the Company, or any affiliate of any such Affiliate of the Company, other than pursuant to Company Benefit Plans and other than reimbursement for or advancement of routine expenses.

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        SECTION 3.28    State Takeover Statutes; Rights Agreement.

        (a)    Pursuant to the Company Certificate of Incorporation, Section 203 of the DGCL does not apply to this Agreement or the transactions contemplated hereby. No other state takeover statute is applicable to this Agreement or the transactions contemplated hereby.

        (b)    The Company has taken all necessary action so that neither the execution or delivery of this Agreement nor the consummation of any of the transactions contemplated hereby will (i) cause the Rights issued pursuant to the Rights Agreement to become exercisable, (ii) cause any Major Investor or any of their Affiliates to become an "Acquiring Person" (as defined in the Rights Agreement) or (iii) give rise to a "Distribution Date" (as such term is defined in the Rights Agreement). The Company has delivered to the Major Investors true and complete copies of all amendments to the Rights Agreement that fulfill the requirements of this Section 3.28 and such amendments are in full force and effect.

        SECTION 3.29    Accounting Matters.    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        SECTION 3.30    Insurance.    All of the Company's and any of its Subsidiaries' material insurance policies (the "Existing Insurance") are valid, in full force and effect and the Company and its Subsidiaries are not under any default under the Existing Insurance and have paid all premiums owed thereunder. The Existing Insurance insures the Company and its Subsidiaries against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged for similarly situated corporations in comparable financial conditions. Except for the Wausau Commercial General Liability Policy, which has been replaced by a commercial general liability policy with comparable coverage and premiums issued by a reputable issuer with adequate financial wherewithal, the Company has not been refused any insurance coverage sought or applied for in the last two years and the Company has no reason to believe that it will not be able to renew the Existing Insurance as and when such Existing Insurance expires or obtain similar coverage from similar insurers as may be necessary to continue the Business at a cost that would not reasonably have, in the aggregate, a Material Adverse Effect.

        SECTION 3.31    Brokers.    Except for the engagement of Berenson Minella & Company and Jefferies & Company, Inc. (copies of the applicable engagement letters having previously been provided to the Major Investors), none of the Company, any of its Affiliates or any director, officer or employee of the Company, has incurred or will incur on behalf of the Company, any brokerage, finders', advisory or similar fees in connection with the transactions contemplated by this Agreement. Section 3.31 of the Disclosure Schedule discloses the estimated maximum aggregate amount of all fees and expenses that the Company believes as of the date of this Agreement will be paid or will be payable by the Company following the date hereof to all of its brokers, finders, advisors, attorneys, accountants and investment bankers in connection with this Agreement and the transactions contemplated hereby.

        SECTION 3.32    Interests of Officers and Directors.    Except as described in the SEC Reports filed prior to the date hereof, none of the Company's or its Subsidiaries' officers or directors has any material direct or indirect interest in any property, real or personal, tangible or intangible, used in or pertaining to the Business, or any supplier, distributor or customer of the Company or any of its Subsidiaries, except by reason of being a stockholder of the Company.

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        SECTION 3.33    Opinion of Financial Advisor.    The Company Board has received the written opinion of Jefferies & Company, Inc. (the "Fairness Opinion") to the effect that, as of the date of its opinion, the Recapitalization, taken as a whole, is fair to the Company and the holders of Existing Preferred Stock and the holders of Common Stock, other than the Major Investors, from a financial point of view.

        SECTION 3.34    No Integration.    Neither the Company nor any Subsidiary of the Company or any other person acting on the Company's behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the issuance of the New Preferred Stock or the issuance of the Common Stock pursuant to the Conversion in a manner that would require the registration of the New Preferred Stock or such Common Stock under the Securities Act.

        SECTION 3.35    No General Solicitation.    Neither the Company nor any Subsidiary of the Company or any other person acting on the Company's behalf has, directly or through any agent, sold, offered for sale or solicited offers to buy the Common Stock issuable in the Conversion, the New Preferred Stock or the Common Stock to be issued upon conversion of the New Preferred Stock by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

        SECTION 3.36    Works Council.    To the knowledge of the Company, each works council, association or other labor organization of the Company and each Significant Subsidiary required by Applicable Law to be notified of, consulted with respect to, or consent to one of more of the transactions described in this Agreement has, in accordance with Applicable Law, been notified of, been consulted concerning or consented to the transactions described in this Agreement.

        SECTION 3.37    Labor Practice.    The Company and each Subsidiary has in relation to each of its employees (and, so far as relevant, its former employees) in all material respects complied with (a) all obligations imposed on it by Applicable Law, codes of conduct and practice relevant to the relations between it and its employees and has maintained current and adequate records regarding the service and terms of employment or such employees and (b) all collective bargaining agreements, recognition agreements and customs and practices dealing with such relations or the terms and conditions of employment of such employees.

        SECTION 3.38    Data Protection.    The Company and any of its Subsidiaries operating in the European Union have obtained and maintained in force each registration required under national or European Union data protection legislation (the "Data Acts") necessary and appropriate in relation to their Business, including, without limitation, registration relating to the obtaining, holding, processing, transfer and disclosure of personal data effected by the Company and its Subsidiaries. The Company and each Subsidiary subject to the Data Acts has, in relation to personal data relating to its Business, at all times complied in all material respects with the Data Acts, as applicable.

        SECTION 3.39    Duties.    All value added tax payable on the import of goods and all excise duties payable to any Governmental Authority in respect of any asset of the Company or any Subsidiary have been paid other than such taxes and duties subject to good faith dispute by the Company or such Subsidiary and for which adequate reserves have been made in accordance with GAAP.

        SECTION 3.40    Insolvency.    No order has been made, petition presented or resolution passed for (a) the liquidation, winding up or other termination of any Subsidiary, (b) the appointment of a liquidator for any Subsidiary, or (c) an administration order in respect of any Subsidiary. No receiver has been appointed to manage any of the assets of the Business. No Subsidiary is insolvent, unable to

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pay its debts as they come due, or has stopped paying its debts as they fall due. No distress, execution or other process has been levied on an asset of any Subsidiary.

        SECTION 3.41    Competition.    None of the Company nor any Subsidiary has given an undertaking to, executed a consent degree with any Governmental Authority responsible for monitoring restrictive trade practices, competition, or merger control. None of the Company nor any Subsidiary is adversely affected by any current or pending order or regulation made under Applicable Law with respect to restrictive trade practices, competition or merger control. None of the Company nor any Subsidiary has received a request for information relating to any aspect of the Business from any Governmental Authority responsible for monitoring restrictive trade practices, competition or merger control.

        SECTION 3.42    State Aid.    None of the Company nor any Subsidiary currently receives or proposes to receive any aid (as that term is understood for purposes of Article 92 to 94 of the Treaty of Rome) from any member state of the European Community or any other Governmental Authority.

        SECTION 3.43    Prohibited Payments.    None of the Company nor any Subsidiary or, to the knowledge of the Company, any officer, director, employee, consultant or agent thereof acting on their behalf has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to (a) any foreign official (as such term is defined in the Foreign Corrupt Practices Act ("FCPA")) for the purpose of influencing any official act or decision of such official or inducing him or her to use his or her influence to affect any act or decision of a government, or any agency or subdivision thereof; or (b) any political party or official thereof or candidate for political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a government or agency or subdivision thereof, in the case of both clauses (a) and (b) above in order to assist the Company or any Subsidiary to obtain or retain business for, or direct business to the Company or any Subsidiary in circumstances which would subject the Company or any Subsidiary to liability under the FCPA.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE MAJOR INVESTORS

        Each Major Investor, individually on its own behalf and not on behalf of the other Major Investors, represents and warrants to the Company and the other Major Investors as follows:

        SECTION 4.1    Incorporation and Authority of the Major Investors.    Such Major Investor (other than in the case of OTPP) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and, in the case of OTPP, is a legal entity validly existing under its incorporating statute, and such Major Investor has all necessary organizational power and authority to enter into this Agreement and the Stockholders Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Stockholders Agreement by such Major Investor, the performance by such Major Investor of its obligations hereunder and thereunder and the consummation by such Major Investor of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or organization action. This Agreement has been duly executed and delivered by such Major Investor and (assuming due authorization, execution and delivery by the Company and the other Major Investors) constitutes a legal, valid and binding obligation of such Major Investor enforceable against such Major Investor in accordance with its terms. The Stockholders Agreement when executed and delivered in accordance with the terms herein will have been duly executed and delivered by such Major Investor and (assuming due authorization, execution and delivery by the

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Company and the other Major Investors) will constitute a legal, valid and binding obligation of such Major Investor enforceable against such Major Investor in accordance with its terms.

        SECTION 4.2    No Conflict.    Except as may result from any facts or circumstances relating solely to the Company or any of the other Major Investors, the execution, delivery and performance of this Agreement by such Major Investor do not and shall not (a) violate or conflict with the organizational documents of such Major Investor or (b) conflict with or violate any material law, statute, rule, regulation or Governmental Order applicable to such Major Investor, except in the case of this clause (b) as would not, in the aggregate, have a materially adverse effect on such Major Investor's ability to perform its obligations hereunder.

        SECTION 4.3    Consents and Approvals.    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by such Major Investor do not and shall not require any Governmental Approval, except (a) for (i) such of the foregoing as may be required under the HSR Act and Antitrust Laws and (ii) the filings with and clearance from the SEC as contemplated by this Agreement, (b) where failure to obtain such Governmental Approval would not, in the aggregate, reasonably be expected to (x) materially delay the Closing or make illegal the Closing Transactions or (y) have a materially adverse effect on such Major Investor's ability to perform its obligations hereunder and (c) as may be necessary as a result of any facts or circumstances relating solely to the Company.

        SECTION 4.4    Absence of Proceedings.    There are no Actions pending or, to the knowledge of such Major Investor, threatened against such Major Investor before any Governmental Authority, except for those Actions that would not, in the aggregate, have a materially adverse effect on such Major Investor's ability to perform its obligations hereunder.

        SECTION 4.5    Sufficient Funds.    Such Major Investor has available sufficient funds, or the resources or financing capacity to pay, when due in connection with the Investment, the amount set forth opposite such Major Investor's name on Annex 1 hereto.

        SECTION 4.6    Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Major Investor.

        SECTION 4.7    Securities Filings.    None of the information with respect to such Major Investor provided in writing to the Company specifically for inclusion in any of the Solicitation Documents or any other filings made with the SEC in connection with the transactions contemplated by this Agreement contains or will contain as of the date delivered any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        SECTION 4.8    Voting Agreement.    The Major Investors have entered into the Preferred Stock Voting Agreement attached hereto as Exhibit D with holders of Existing Preferred Stock and the Common Stock Voting Agreements attached hereto as Exhibit G with holders of Common Stock.

        SECTION 4.9    Investment Representations.

        (a)    Such Major Investor understands that none of the Common Stock issuable in the Conversion, the New Preferred Stock or any Common Stock issuable upon conversion of the New Preferred Stock has been, or shall upon delivery be, registered under the Securities Act and that the certificates evidencing such Common Stock and the New Preferred Stock shall bear a legend to that effect. Such Major Investor also understands that such securities are being offered and sold to it pursuant to an exemption from the registration provisions of the Securities Act, based in part upon its representations contained in this Agreement.

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        (b)    Such Major Investor is acquiring the New Preferred Stock and Common Stock underlying the New Preferred Stock for its own account solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof. Such Major Investor represents that by reason of its business and financial experience, and the business and financial experience of its management, such Major Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Such Major Investor is not an entity formed for the specific purpose of consummating the transactions contemplated hereby. Such Major Investor further represents that it is able to bear the economic risk of an investment in the New Preferred Stock and the Common Stock to be issued upon conversion of the New Preferred Stock and has an adequate income independent of any income produced from an investment in such Common Stock and New Preferred Stock and has sufficient net worth to sustain a loss of all of its investment in such securities without economic hardship if such a loss should occur.

        (c)    Such Major Investor represents that it is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

        (d)    Such Major Investor has been given access to Company documents, records and other information, has received physical delivery of all such documents, records and information, and has asked questions of, and received answers from, the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other matters relevant to its investment in the New Preferred Stock and the Common Stock.

        SECTION 4.10    Solicitation Documents.    None of the information regarding such Major Investor supplied in writing, for such purpose, by such Major Investor included in the Solicitation Documents, shall, at the time such documents or any amendments or supplements thereto are first published, sent or given to holders of the Existing Preferred Stock or the Common Stock, as applicable, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided that no representation is hereby made by such Major Investor with respect to information supplied by the Company or any of the other Major Investors or any other person included in such Solicitation Documents.

        SECTION 4.11    Information in Financing Documents.    None of the information to be supplied in writing by any of the Major Investors after the date of this Agreement specifically for the purpose of inclusion or incorporation by reference in any syndication and other materials to be delivered to potential financing sources in connection with the transactions contemplated by this Agreement and which is reviewed and expressly approved by such Major Investor for such purpose will contain, as of the date delivered, any untrue statement of material fact, nor will such information exclude any material fact required to be stated therein or necessary in order to make such information, in the light of the circumstances in which it was made, not misleading.

        SECTION 4.12    Loan Commitment.    The Major Investors have received a Commitment Letter attached hereto as Exhibit F (the "Commitment Letter") and have not received any notice that the Commitment Letter has been withdrawn or terminated.

        SECTION 4.13    Agreements with Other Company Stockholders.    None of the Major Investors is party to any voting or other agreement with any holder of Equity Interests of the Company other than the Preferred Stock Voting Agreement and the Common Stock Voting Agreements.

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ARTICLE V

COVENANTS

        SECTION 5.1    Stockholders Meeting.    The Company shall take all action in accordance with the United States federal securities laws, the DGCL and the Company Certificate of Incorporation and the Company Bylaws necessary to duly call, give notice of, convene and hold a special meeting of the holders of the Company Common Stock, to be held on the earliest practicable date determined in consultation with the Major Investors, for the purpose of obtaining the Requisite Common Stock Approval (the "Stockholders Meeting"). Once the Stockholders Meeting has been called and noticed, the Company shall not postpone or adjourn (other than for the absence of a quorum and then only to the next possible future date) the Stockholders Meeting without consent of the Major Investors, except the Company may postpone or adjourn the Stockholders Meeting for a reasonable period of time to allow for the dissemination of materials and due investor consideration of disclosures required by Applicable Law in the judgment of the Company Board. The Company Board shall submit the Charter Amendments to the holders of the Company Common Stock unless, prior to the meeting of the holders of Company Common Stock called therefor, the Company Board shall have withdrawn the Company Board Recommendation. The Company shall solicit from the holders of Company Common Stock proxies to vote with respect to the Charter Amendments and, subject to the provisions of Section 2.1(g) hereof, shall take all other action necessary or advisable to secure the vote or consent of such holders required by the DGCL and the Company Certificate of Incorporation and Company Bylaws to authorize and adopt the Charter Amendments. Without limiting the generality of the foregoing, subject to the third sentence of this Section 5.1, (i) the Company agrees that its obligation to duly call, give notice of, convene and hold a meeting of the holders of Company Common Stock, as required by this Section 5.1, shall not be affected by the amendment or modification of the Company Board Recommendation and (ii) the Company agrees that its obligations pursuant to this Section 5.1 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or Superior Proposal.

        SECTION 5.2    Conduct of Business Prior to the Closing.

        (a)    From the date of this Agreement through immediately prior to the Closing, the Company shall conduct its operations in the ordinary course consistent with past practice, and shall use all commercially reasonable efforts to maintain and preserve its business organization and its material rights and to retain the services of its officers and key employees and maintain relationships with customers, suppliers, lessees, licensees, licensors and other third parties to the end that their goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, during the period from the date of this Agreement through immediately prior to the Closing, the Company shall not, and shall cause each of its Subsidiaries not to, except for the Closing Transactions and the other transactions and agreements expressly contemplated hereby, without the prior written consent of the Major Investors, which consent shall not be unreasonably withheld:

          (i)    do or effect any of the following actions with respect to its capital stock or, if not a corporation, its equity interests (such capital stock or equity interests, "Equity Interests") or other securities: (A) adjust, split, combine or reclassify Equity Interests of the Company, (B) make, declare or pay any dividend or distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any of its Equity Interests (other than (x) dividends or distributions from, or redemptions, purchases or other acquisitions by, any Subsidiary of the Company to the Company or another Subsidiary of the Company, (y) dividends or distributions payable in accordance with any organizational documents and agreements relating to any of the Company's joint ventures and (z) the accrual of dividends in respect of the Existing Preferred Stock) or any securities or obligations convertible into or exchangeable for any Equity Interests of the Company, (C) grant

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  any person (other than the Company or a wholly-owned Subsidiary of the Company) any right or option to acquire any Equity Interests, (D) issue, deliver or sell or agree to issue, deliver or sell any additional Equity Interests or any securities or obligations convertible into or exchangeable or exercisable for any Equity Interests or such securities (except to the Company or a wholly-owned Subsidiary of the Company and pursuant to the exercise of any options to purchase Company Common Stock that are outstanding as of the date of this Agreement), or (E) enter into any agreement, understanding or arrangement with respect to the sale, voting, registration or repurchase of Equity Interests other than between or among the Company and its wholly-owned Subsidiaries;

          (ii)   except for the Charter Amendment Proxy Solicitation, Preferred Stock Consent Solicitation and effecting the Charter Amendments, make or propose any changes in its certificate of incorporation, by-laws or other similar governing documents;

          (iii)  except in connection with the extension of the Original Credit Agreement until not later than July 1, 2004, the execution and delivery of a New Credit Agreement and the incurrence of Intercompany Indebtedness or as otherwise set forth in Section 5.2(a)(iii) of the Disclosure Schedule, (A) incur or assume any long-term or short-term Indebtedness or issue any debt securities except in the ordinary course of business and in amounts not material to the Company and its Subsidiaries taken as a whole; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except in amounts not material to the Company and its Subsidiaries taken as a whole; (C) make any loans, advances or capital contributions to, or investments in, any other Person (other than the Company or its Subsidiaries or customary loans or advances to employees in the ordinary course of business consistent with past practice and in amounts not in excess of $250,000 in the aggregate) or make any change in its existing borrowing or lending arrangements for or on behalf of any such Person (other than the Company or its Subsidiaries or customary loans or advances to employees in the ordinary course of business consistent with past practice and in amounts not in excess of $250,000 in the aggregate), whether pursuant to an employee benefit plan or otherwise; (D) pledge or otherwise encumber Equity Interests of the Company or any of its Subsidiaries; or (E) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon;

          (iv)  adopt a plan of complete or partial liquidation or adopt resolutions providing for the complete or partial liquidation, wind-up, bankruptcy, insolvency, dissolution, consolidation, merger, restructuring or recapitalization of the Company or any of its Subsidiaries;

          (v)   (A) except as may be required by law, as required pursuant to the terms of any Company Benefit Plan in effect as of the date hereof, as disclosed in Section 5.2(a)(v) of the Disclosure Schedule, and other than the payment and accrual of salaries in the ordinary course of business consistent with past practices, enter into, adopt or pay, agree to pay, grant, issue, accelerate or accrue salary or other payments or benefits pursuant to, or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance, welfare, insurance or other employee benefit agreement, trust, plan, fund or other agreement, plan or arrangement for the benefit or welfare of any director, officer or employee in any manner, or (B) except for normal increases (other than for officers and directors) and bonuses (for all eligible employees) in the ordinary course of business consistent with past practice for employees that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Company or any of its Subsidiaries, increase in any manner the compensation or fringe benefits of any director, officer, employee or consultant or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

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  provided, that nothing contained herein shall be deemed to prohibit the Management Incentive Plan or any benefit or right thereunder;

          (vi)  except (x) as contemplated by Section 5.4(d), and (y) for the purchase of the minority interest in Samsonite Singapore PTE Ltd. not already owned by the Company for consideration in an amount not to exceed $1.5 million, acquire, sell, transfer, lease, encumber or dispose of any assets (including capital stock of another Person) outside the ordinary course of business or any assets (other than (A) transactions between one or more wholly-owned Subsidiaries of the Company and the Company and/or one or more other wholly-owned Subsidiaries of the Company and (B) inventory sold in arm's length transactions with bona fide third parties) which in the aggregate are material to the Company and its Subsidiaries taken as a whole, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice which would be material to the Company and its Subsidiaries taken as a whole;

          (vii) change any material method or principle of Tax or financial accounting, except to the extent required by Applicable Laws or as required by GAAP as advised by the Company's regular independent accountants;

          (viii) except as required by GAAP, revalue in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

          (ix)  merge or consolidate with any other Person or dissolve, liquidate, restructure or otherwise alter the corporate structure of the Company or any of its Subsidiaries;

          (x)   (A) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization (other than any entity that is a wholly-owned Subsidiary of the Company as of the date hereof) or division thereof or any Equity Interest therein; (B) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to the Company and its Subsidiaries taken as a whole; (C) authorize new capital expenditure or expenditures other than capital expenditures in the ordinary course of business and consistent with past practices in an amount not to exceed $1 million individually or in the aggregate; (D) amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder; (E) open any new retail stores other than in the ordinary course of business consistent with past practices and consistent with the Fiscal Year 2004 Business Plan; or (F) enter into any new leases for real property with an annual base rental exceeding $100,000 per annum other than in the ordinary course of business and consistent with past practices;

          (xi)  make, revoke or amend any Tax election or settle or compromise any claim or assessment with respect to Taxes of the Company or any of its Subsidiaries (except if such action is taken in the ordinary course of business consistent with past practice) or amend any Tax Return resulting, or reasonably likely to result, individually or in the aggregate, in any claim or assessment with respect to Taxes of the Company or any of its Subsidiaries in excess of $1 million; provided, however, that the Company and its Subsidiaries shall be entitled to make the elections set forth in Section 3.14 of the Disclosure Schedule without the prior written consent of the Major Investors;

          (xii) except for the making of any supplemental pension contributions to a Company Benefit Plan pursuant to a Permitted PBGC Agreement, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice;

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          (xiii) permit any material insurance policy naming it as a beneficiary or a loss payable payee to be canceled, terminated, amended or modified without notice to the Major Investors except in the ordinary course of business and consistent with past practice unless the Company shall have obtained a comparable replacement policy;

          (xiv) terminate, amend or modify, or waive any material provision of, any of the Material Contracts, other than (i) immaterial modifications or waivers of a ministerial nature made in the ordinary course of business consistent with past practice, (ii) as contemplated by this Agreement with respect to the Indenture Amendment or (iii) the extension of the maturity date of the Original Credit Agreement to a date that is no later than July 1, 2004;

          (xv) settle or compromise any pending or threatened Action if such settlement or compromise involves any non-monetary relief or involves, individually or when aggregated with other settlements or compromises, amounts in excess of $500,000;

          (xvi) enter into, amend, modify or waive any contract or agreement containing any provision or covenant limiting or purporting to limit the freedom of the Company or any of its Subsidiaries to compete in any line of business in any geographic area or, other than in the ordinary course consistent with past practice, to hire any individual or group of individuals;

          (xvii) consummate, or enter into any agreement to consummate, a Related Party Transaction;

          (xviii) file any registration statement with the SEC;

          (xix) take or fail to take any action the affect of which could reasonably be expected to have a material adverse effect on the seasonally adjusted normalized working capital levels of the Business; or

          (xx) take, or agree in writing or otherwise to take, any of the actions described in Sections 5.2(a)(i) through 5.2(a)(xix) or any action that would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect as of the date when made or would result in any of the conditions set forth in Article VI not being satisfied.

        SECTION 5.3    Access to Information.    From the date of this Agreement until the earlier of the Closing and termination pursuant to Section 7.1, upon reasonable notice, the Company shall, and shall cause the officers, employees, auditors and agents of the Company and its Subsidiaries to, (a) afford the officers, employees and authorized agents and representatives of the Major Investors reasonable access, during normal business hours, to the offices, properties, books and records and management employees of the Company and its Subsidiaries and (b) furnish to the officers, employees and authorized agents and representatives of the Major Investors access to, and copies of, such additional financial and operating data and other documents and information regarding the assets, properties, goodwill and Business as the Major Investors may from time to time reasonably request. Each Major Investor shall keep any information obtained pursuant to this Section 5.3 confidential pursuant to the terms of the letter agreement related to confidentiality, dated as of April 15, 2002, by and between Ares and the Company, the letter agreement related to confidentiality, dated as of April 29, 2003, by and between Bain and the Company, or the letter agreement related to confidentiality, dated as of April 15, 2002, by and between OTPP and the Company, as applicable (such agreements, the "Confidentiality Agreements") and shall cause its directors, officers and employees and representatives or advisors who receive any portion thereof to keep all such information confidential, in accordance with the terms of such Confidentiality Agreement. No investigation conducted pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty made in this Agreement. Each of the Major Investors acknowledges that to the extent that it competes directly or indirectly with the Company and the information would provide competitive information, its access to such competitive

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information may be limited. Notwithstanding anything expressed or implied to the contrary in this Agreement, the Confidentiality Agreements or any other document relating to the Closing Transactions, any party to this Agreement (and any of their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Closing Transactions, beginning on the earlier of (i) the date of the public announcement of discussions relating to the Closing Transactions, (ii) the date of the public announcement of the Closing Transactions, or (iii) the date of the execution of the Agreement (with or without conditions) to enter into the Closing Transactions, provided, however, that no party (nor any employee, representative or other agent thereof) may disclose any information that is not necessary to understanding the tax treatment and tax structure of the Closing Transactions (including the identity of the parties and any information that could lead another to determine the identity of the parties), or any information to the extent that such disclosure would result in a violation of any federal or state securities laws.

        SECTION 5.4    Governmental Filings; Reasonable Efforts; Notification.

        (a)    Subject to Section 5.4(d), each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties to this Agreement in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (A) obtaining the Existing Preferred Stock Approval, the Note Approval and the Requisite Common Stock Approval and effecting the Indenture Amendment, the Charter Amendments and the New Certificate of Designation, (B) the obtaining of all other necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals from Governmental Authorities and the making of all other necessary registrations and filings (including other filings with Governmental Authorities, if any), (C) the obtaining of all consents, approvals or waivers from third parties related to or required in connection with the transactions contemplated hereby or required to prevent a Material Adverse Effect, or a material adverse effect on any of the Major Investors, from occurring prior to or after the Closing Date, (D) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement, and (E) the providing of all such information concerning such party, its Subsidiaries, its Affiliates and its Subsidiaries' and Affiliates' officers, directors, employees and partners as may be reasonably requested in connection with any of the matters set forth in this paragraph (a).

        (b)    Subject to Section 5.4(d), the Company and each Major Investor shall use commercially reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Authority with respect to the transaction contemplated by this Agreement, including, but not limited to, the Investment and the Conversion, under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, and the rules and regulations promulgated thereunder, as amended (the "HSR Act"), and Antitrust Laws. In connection therewith and subject to Section 5.4(d), if any Action is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as inconsistent with or violative of any Antitrust Law or the HSR Act, each of the Major Investors and the Company shall cooperate and use commercially reasonable efforts vigorously to contest and resist such Action, and to have vacated, lifted, reversed, or overturned any Governmental Order whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, delays or restricts consummation of the transactions contemplated by this Agreement, including by vigorously pursuing all available avenues of administrative and judicial appeal and all available legislative action, unless the Major Investors and the Company jointly determine that litigation is not in its best interests. Subject to Section 5.4(d), each of the Major Investors and the Company shall use commercially reasonable efforts to take such action as may be required to cause the expiration of the notice periods or to obtain any necessary approvals under the HSR Act or other Antitrust Laws with respect to the transactions contemplated by this Agreement as promptly as possible after the execution of this Agreement, but in any case any filing to

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be made under the HSR Act shall be made within 30 days of the date of this Agreement and filings under other Antitrust Laws shall be made as soon as practicable.

        (c)    To the extent not prohibited by Applicable Law, each party to this Agreement shall use commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Applicable Law in connection with the transactions contemplated by this Agreement. Each party to this Agreement shall use its commercially reasonable efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) subject to Applicable Law, permit the other party to review in advance any proposed written communication between it and any Governmental Authority, (iii) promptly inform each other of (and at another party's reasonable request, supply to such other party) any communication (or other correspondence or memoranda) received by such party from, or given by such party to any Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and (iv) consult with each other in advance to the extent practicable of any meeting or conference with any Governmental Authority, or in connection with any proceeding by a private party, with any other Person and, to the extent permitted by applicable Governmental Authority or other Person, give the other parties the opportunity to attend and participate in such meetings and conferences.

        (d)    As may be required by or in conformance with the HSR Act or any other Antitrust Law or regulation thereunder (or as otherwise requested by Governmental Authorities administering such laws and regulations) in order to permit the consummation of the Recapitalization, the Company and its Subsidiaries, at the request of the Major Investors, and subject to the consent of the Company (such consent not to be unreasonably withheld), shall agree to hold separate (including by trust or otherwise) or to divest any of their respective businesses, Subsidiaries or assets, or to take or agree to take any action with respect to, or agree to any limitation on, any of their respective businesses, Subsidiaries or assets; provided that any such action is conditioned upon the consummation of the Recapitalization. The Company agrees and acknowledges that, notwithstanding anything to the contrary in this Section 5.4, neither the Company nor any of its Subsidiaries shall, without the Major Investors' prior written consent, agree to hold separate (including by trust or otherwise) or to divest any of their respective businesses, Subsidiaries or assets material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, or to take or agree to take any action with respect to, or agree to any limitation material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole on, any of their respective businesses, Subsidiaries or assets. Anything to the contrary in this Agreement notwithstanding, no Major Investor shall be required to hold separate (including by trust or otherwise) or to divest any of the respective businesses, Subsidiaries or assets of such Major Investor and any of its Affiliates and/or the Company and any of its Subsidiaries, or to take or agree to take any action with respect to, or agree to any limitation on, any of their respective businesses in order to satisfy any of their respective obligations under this Agreement, including under this Section 5.4.

        SECTION 5.5    Post-Closing Board.    The Company and each Major Investor, individually and on its own behalf and not on behalf of any other Major Investor, agrees to take all action and to do, or cause to be done, all things necessary, proper, advisable and lawfully within its control (in each case to the extent consistent with the Company's Corporate Therapeutics attached as Exhibit C to that certain Stipulation of Settlement dated as of April 28, 2000) to cause the Company Board to be comprised of the individuals designated by the Major Investors consistent with the Stockholders Agreement as set forth in a notice delivered to the Company prior to the Closing (the "Director Designation Notice").

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        SECTION 5.6    No Solicitation.

        (a)    From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, nor shall it permit any of its Subsidiaries to, nor shall the Company authorize or permit any of its officers, directors or employees to, and shall cause any investment banker, financial advisor, attorney, accountant, or other representatives retained by them or any of their respective Subsidiaries not to: (i) solicit, initiate, encourage (including by way of furnishing information), knowingly facilitate or induce (directly or indirectly) any inquiry with respect to, or the making, submission or announcement of, any proposal that constitutes, or could reasonably be expected to result in, a proposal or offer for an Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, an Acquisition Proposal, (iii) approve, endorse or, subject to Section 5.6(d), recommend any Acquisition Proposal, or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby. For the avoidance of doubt, any action by any officer, director or employee of, or investment banker, financial advisor, attorney, accountant or other representative of, the Company or any Subsidiary shall be deemed to be an action by the Company for purposes of this Section 5.6 whether or not authorized or permitted by the Company.

        (b)    Within two business days after receipt of an Acquisition Proposal or any request for nonpublic information or inquiry that the Company reasonably believes could lead to an Acquisition Proposal, the Company shall provide the Major Investors with oral and written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, including the identity of the Person making any such Acquisition Proposal, request or inquiry. Upon receipt of the Acquisition Proposal, request or inquiry, the Company shall provide the Major Investors, as promptly as practicable, with oral and written notice setting forth all such information as is reasonably necessary to keep the Major Investors informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry.

        (c)    The Company shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated, and cause its officers, directors, employees, investment bankers, consultants, attorneys, accountants, agents and other representatives to, immediately cease and cause to be terminated, all discussions and negotiations, if any, that have taken place prior to the date hereof with any Persons with respect to any Acquisition Proposal.

        (d)    The foregoing notwithstanding, the Company and Board of Directors of the Company may, (A) prior to receipt of all of the Requisite Common Stock Approval, the Note Approval and the Existing Preferred Stock Approval, furnish nonpublic information to, or enter into discussions with, any Person in connection with an unsolicited bona fide written Acquisition Proposal by such Person if and only to the extent that (i) the Company is not then in material breach of its obligations under this Section 5.6; (ii) the Company Board of Directors believes in good faith (after consultation with its legal and financial advisors) that such Acquisition Proposal is, or has a reasonable likelihood of resulting in, a Superior Proposal and the Company Board of Directors believes, after consultation with outside legal counsel, that the failure to so act would create a reasonable likelihood of a breach by the Company Board of its fiduciary duties under Applicable Law; and (iii) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such Person, the Company Board receives from such Person an executed confidentiality agreement with terms (including terms relating to matters other than confidentiality) no less favorable to the Company than those contained in any confidentiality agreement between the Company and any of the Major Investors; provided, however, that such executed confidentiality agreement shall not be required to include any prohibition on such Person

38

from taking reasonable steps to develop or from making an Acquisition Proposal, (B) comply with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act with regard to an Acquisition Proposal and (C) enter into the confidentiality agreement referred to in clause (A)(iii) above.

        (e)    The Company (i) agrees not to release any Person from, or waive any provision of, or fail to enforce, any standstill agreement or similar agreement to which it is a party related to, or that could affect, an Acquisition Proposal and (ii) acknowledges that the provisions of clause (i) are an important and integral part of this Agreement; provided, however, that the Company shall be permitted to release any Person from any such agreement in order for such Person to make an Acquisition Proposal.

        (f)    "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, any (i) direct or indirect acquisition or purchase of the Company or any of its Subsidiaries that constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole; (ii) direct or indirect acquisition or purchase of 20% or more of any class of equity securities, or 20% of the voting power of the outstanding securities, of the Company or any of its Subsidiaries whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole; (iii) tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 10% or more of any class of equity securities, or 20% of the voting power of the outstanding securities, of the Company or any of its Subsidiaries whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole; or (iv) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries whose business constitutes 20% or more of the net revenue, net income or assets of the Company and its Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement. "Superior Proposal" means any bona fide written offer or proposal, not obtained in breach of this Section 5.6, for or in respect of any (i) direct or indirect acquisition or purchase of the Company or any of its Subsidiaries that constitutes 40% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole; (ii) direct or indirect acquisition or purchase of 40% or more of any class of equity securities, or 40% or more of the voting power of the outstanding securities, of the Company or any of its Subsidiaries whose business constitutes 40% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole; (iii) tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 40% or more of any class of equity securities, or 40% or more of the voting power of the outstanding securities, of the Company or any of its Subsidiaries whose business constitutes 40% or more of the net revenues, net income or assets of the Company and its Subsidiaries taken as a whole; or (iv) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries whose business constitutes 40% or more of the net revenue, net income or assets of the company and its Subsidiaries, take as a whole, other than the transactions contemplated by this Agreement, on terms that the Board of Directors of the Company determines in its good faith judgment (after consultation with its financial advisors and taking into account all the terms and conditions of the Acquisition Proposal and this Agreement deemed relevant by such Board of Directors, including, to the extent reasonably deemed relevant by such Board of Directors, the economic terms, any break-up fees, expense reimbursement provisions, conditions to and expected timing and risks of consummation, and the ability of the party making such proposal to obtain financing for such Acquisition Proposal and taking into account all other legal, financial, regulatory and all other aspects of such proposal) are more favorable as a whole to the persons to whom it owes fiduciary duties under Applicable Laws, other than Major Investors in their capacity as parties to this Agreement only, than the Recapitalization.

        SECTION 5.7    Public Announcements.    The Major Investors and the Company will jointly prepare all press releases and other public announcements relating to this Agreement and the transactions contemplated thereby; provided, however, that the Company or any of the Major Investors

39

may make such disclosure (with such prior notice to the other party of the intention to make, and the content of, such disclosure as is practicable under the circumstances) as it reasonably determines is required by Applicable Law, including the Securities Laws.

        SECTION 5.8    Net Consolidated Financial Indebtedness.    The Company shall cause Net Consolidated Financial Indebtedness on a pro forma basis after giving effect to the Recapitalization (including all transaction costs) not to exceed $350 million at the time of the Closing.

        SECTION 5.9    Litigation.    The Company shall consult with the Major Investors in the defense of any litigation against the Company and/or its directors relating to this Agreement or the transactions contemplated hereby and shall not settle any such litigation without the prior written consent of the Major Investors, which consent shall not be unreasonably withheld.

        SECTION 5.10    Financial Statements.    The Company shall prepare at the end of each month and deliver to the Major Investors upon completion the balance sheet, income statement and statement of cash flows of the Company for each month ended between the date of this Agreement and the Closing, in each case, prepared in accordance with GAAP (except that if notes to such financial statements are not typically prepared, preparation of notes to such financial statements shall not be required). Each such balance sheet, income statement and statement of cash flows shall be prepared and delivered to the Major Investors within 15 business days of the end of the relevant month.

        SECTION 5.11    U.S. Real Property Interest Statement.    To the extent required pursuant to Treasury Regulation Section 1.897-2(h), upon a written request by any Major Investor, the Company shall provide such Major Investor with a written statement informing the Major Investor whether such Major Investor's interest in the Company constitutes a U.S. real property interest. The Company's determination shall comply with the requirements of Treasury Regulation section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the IRS, in accordance with and to the extent required by Treasury Regulation section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any Major Investor shall be delivered to such Major Investor within a reasonable period of time after receipt of such Major Investor's written request therefor.

        SECTION 5.12    Indenture Amendment.    The Company shall provide such evidence, "Officers' Certificates" (as defined in the Indenture) and indemnities, and shall cause the Company's outside counsel to provide such "Opinion of Counsel" (as defined in the Indenture) as the Trustee is entitled to receive or may reasonably request in connection with the execution by the Trustee of a supplemental indenture effecting the Indenture Amendment (the "Supplemental Indenture"), whether pursuant to Section 8.02 or 8.06 of the Indenture or otherwise. The Company represents and warrants that the Company's outside counsel has reviewed the Supplemental Indenture and as of the date of this Agreement is prepared to be able to deliver, assuming the requisite consents are obtained, an Opinion of Counsel to the Trustee.

        SECTION 5.13    Management Group.    The Major Investors hereby agree to sell New Preferred Stock with an aggregate principal value of up to $2.1 million, at a purchase price equal to $1,000 per share, concurrent with or promptly following the Closing to certain members of the management group in accordance with the resolutions relating to management bonuses adopted by the Board on April 29, 2003.

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ARTICLE VI

CONDITIONS TO CLOSING

        SECTION 6.1    Mutual Conditions.    The obligations of the Company and of each Major Investor to consummate the Closing Transactions shall be subject to the satisfaction (or to the extent legally permissible, waiver by the Company and each Major Investor) of the following conditions:

          (a)   Receipt of Securityholder Approvals.    The Note Approval and the Requisite Stockholder Approvals shall have been obtained.

          (b)   Effectiveness of Certain Amendments and Consents.    Each of the Charter Amendments and the New Certificate of Designation shall have become effective prior to the Closing Date or on the Closing Date prior to the Closing.

          (c)   Antitrust Laws.    Any applicable waiting period (and any extension thereof) under the HSR Act and all other Antitrust Laws relating to the transactions contemplated by this Agreement shall have terminated or shall have expired.

          (d)   Refinancing.    The Company shall have entered into the New Credit Agreement and all amounts owing under the Original Credit Agreement shall have been paid in full (the "Refinancing").

        SECTION 6.2    Conditions to Obligations of the Company.    The obligations of the Company to consummate the Closing Transactions, shall be subject to the satisfaction (or to the extent legally permissible, waiver by the Company) of the following additional conditions:

          (a)   Representations and Warranties; Covenants.    (i) The representations and warranties of the Major Investors contained in this Agreement shall be true and correct (without giving effect to any "materiality" or material adverse effect qualification or exception contained therein) as of the date hereof and at and as of the Closing, with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), except where the failure to be so true and correct would not, in the aggregate, have a material adverse effect on the ability of the Major Investors as a group to consummate the transactions contemplated by this Agreement; and (ii) the covenants and agreements contained in this Agreement to be complied with by the Major Investors at or prior to the Closing shall have been complied with in all material respects.

          (b)   Officer's Certificates.    Each of the Major Investors shall have furnished the Company with a certificate dated the Closing Date and signed on behalf of it by a duly authorized officer to the effect that, with respect to itself, the condition set forth in Section 6.2(a) has been satisfied as of the Closing.

          (c)   No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other Governmental Order that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions.

          (d)   Authorizations.    All Governmental Approvals legally required for the consummation of the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date, except where the failure to obtain the same would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect if the Closing were to occur.

41

        SECTION 6.3    Conditions to Obligations of the Major Investors.    The obligations of each Major Investor to consummate the Closing Transactions, shall be subject to the satisfaction (or to the extent legally permissible, waiver by each Major Investor) of the following additional conditions:

          (a)   Representations and Warranties; Covenants.    (i) The representations and warranties of the Company contained in this Agreement (other than those referred to in clauses (ii) and (iii) below) shall be true and correct (without giving effect to any "materiality" or Material Adverse Effect qualification or exception contained therein) as of the date hereof and as of the Closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), except where the failure to be so true and correct would not, in the aggregate, have a Material Adverse Effect; (ii) the representations and warranties of the Company in the first sentence of Sections 3.1(a) and 3.4 shall have been true and correct in all material respects as of the date hereof and as of the Closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date); (iii) the representations and warranties of the Company in Sections 3.1(b), 3.2(a), 3.2(c), 3.3(b), clause (i) of 3.5 and 3.23(d) shall have been true and correct in all respects as of the date hereof and as of the Closing with the same force and effect as if made at and as of such date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date); and (iv) the covenants and agreements contained in this Agreement to be complied with by the Company at or prior to the Closing shall have been complied with in all material respects.

          (b)   Officer's Certificates and Other Documents.    The Company shall have furnished the Major Investors with (i) a certificate dated the Closing Date and signed on behalf of it by a duly authorized officer to the effect that the conditions set forth in Sections 6.3(a), 6.3(f) and 6.3(g) have been satisfied as of the Closing and (ii) a copy of the Amended and Restated Certificate of Incorporation of the Company, as in effect on the Closing Date, certified by the Secretary of State of the State of Delaware.

          (c)   Other Approvals.    The Company and its Subsidiaries, as applicable, shall have obtained the Material Contract Approvals and the consent or approval of any Person (excluding any Governmental Authority) whose consent or approval shall be required under any agreement or instrument in order to permit the consummation of the transactions contemplated hereby, except those that the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect if the Closing were to occur.

          (d)   No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other Governmental Order that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions or that would give rise to any Lien (except as provided in Section 3.2(c) hereof) on any shares of New Preferred Stock.

          (e)   Authorizations.    All Governmental Approvals legally required for the consummation of the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date, except where the failure to obtain the same would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect if the Closing were to occur or to result in the creation of any Lien (except as provided in Section 3.2(c) hereof) on any shares of the New Preferred Stock. All Governmental Approvals shall have been obtained pursuant to Final Orders, free of any conditions that the Major Investors would not be required to accept pursuant to Section 5.4(d) or that would reasonably be expected to have a Material Adverse Effect on the Company if the Closing were to occur.

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          (f)    Net Consolidated Financial Indebtedness.    The Net Consolidated Financial Indebtedness of the Company on a pro forma basis after giving effect to the Recapitalization (including all transaction costs), utilizing financial information as of a date not earlier than the second business day prior to the Closing, shall not exceed the principal amount of $350 million.

          (g)   Material Adverse Effect.    Since the date of this Agreement, there shall not have been any change, event, occurrence or development that constitutes a Material Adverse Effect.

          (h)   Stockholders Agreement.    The Stockholders Agreement shall have been executed and delivered by the Company.

          (i)    Performance by the Major Investors.    With respect to the obligation of each Major Investor, each other Major Investor shall have substantially concurrently performed its obligations under Section 2.2(a).

          (j)    Indenture Amendment.    The Indenture Amendment shall have been executed and delivered by the Company and the Trustee.

          (k)   Election of Board Members.    The individuals not set forth in the Director Designation Notice shall have resigned from the Company Board and the individuals set forth in the Director Designation Notice shall have been elected as directors of the Company Board to the extent each is not already a director of the Company.

          (l)    PBGC Lien.    The PBGC shall have entered or confirmed, as applicable, a Permitted PBGC Agreement.

ARTICLE VII

TERMINATION AND WAIVER

        SECTION 7.1    Termination.    This Agreement may be terminated at any time prior to the Closing:

          (a)   by the mutual written consent of each of the Company and the Major Investors;

          (b)   by the Company or the Major Investors, if there shall be any law or regulation that makes illegal or otherwise prohibited any of (i) the Investment, (ii) the Conversion, (iii) the Solicitations, (iv) the execution of the Supplemental Indenture by the parties thereto and (v) the effectiveness of the Charter Amendments and the New Certificate of Designation; or if any Governmental Order enjoining the Company or any of the Major Investors from consummating any of the Closing Transactions shall have been entered and such Governmental Order shall have become a Final Order; provided, however, that the provisions of this Section 7.1(b) shall not be available to a party hereto unless such party shall have complied with its obligations under Section 5.4;

          (c)   by the Company or the Major Investors, if the Closing shall not have occurred on or prior to the later of (i) August 30, 2003 or (ii) if the Company shall have mailed the Proxy Statement to the holders of Common Stock on or prior to August 30, 2003, the earlier of (A) September 30, 2003 and (B) the date which is two business days after the Stockholders Meeting which shall be no later than thirty (30) days after mailing of the Proxy Statement (such later date, the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to the Outside Date;

43

          (d)   by the Company, if the Major Investors shall have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants or other agreements contained in this Agreement, which breach or failure to perform would render unsatisfied any condition contained in Section 6.1 or 6.2, and (i) is incapable of being cured or (ii) if capable of being cured is not cured prior to the earlier of (A) the business day prior to the Outside Date or (B) the date that is 30 days from the date that the Major Investors are notified of such breach;

          (e)   by the Major Investors, if the Company shall have breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, which breach or failure to perform would render unsatisfied any condition contained in Section 6.1 or 6.3, and (i) is incapable of being cured or (ii) if capable of being cured is not cured prior to the earlier of (A) the business day prior to the Outside Date or (B) the date that is 30 days from the date that the Company is notified of such breach;

          (f)    by the Major Investors if (i) the Company Board shall withdraw, modify, change or repudiate the Company Board Recommendation or shall have publicly indicated its intention to do so in a manner adverse to the Major Investors or (ii) the Company Board shall have recommended any proposal related to an Acquisition Proposal other than any such Acquisition Proposal which is the subject of this Agreement; provided, that in the event the Company delivers the written notice to the Major Investors pursuant to Section 7.1(i) , such notice shall not be deemed to have resulted in an event which would give rise to a right to terminate this Agreement as provided in this Section 7.1(f); provided, further, that if the Company has not terminated this Agreement pursuant to Section 7.1(i) within two business days following the end of the five business day period described in Section 7.1(i), the Major Investors shall otherwise have the right to request the Company Board to confirm the Company Board Recommendation and if the Company fails to do so within three business days thereafter, the Major Investors shall have the right to terminate this Agreement pursuant to Section 7.1(f)(i);

          (g)   by the Major Investors or the Company if at the Stockholders Meeting (including any postponement or adjournment thereof) the common stockholders of the Company shall fail to approve the Charter Amendments;

          (h)   by the Major Investors or the Company if (i) in the case of a duly held stockholder meeting, the Existing Preferred Stock Approval shall not have been obtained at such meeting (including any postponement or adjournment thereof) or (ii) in the case of obtaining written consents, the Existing Preferred Stock Approval shall not have been obtained within 60 days following the commencement of the Preferred Stock Consent Solicitation; provided, that the Preferred Stock Consent Solicitation shall not be deemed to have commenced until all solicitation materials have been sent to the holders of the Existing Preferred Stock; provided, further, that if it is determined that a stockholder meeting shall be held in lieu of obtaining written consents, clause (ii) shall be inapplicable;

          (i)    by the Company, if the Company Board authorizes the Company to enter into a written agreement concerning a transaction that the Company Board has determined is a Superior Proposal and concurrently with or prior to such termination the Company pays the Major Investors the Termination Fee in cash; provided, that the Company shall not terminate this Agreement pursuant to this Section 7.1(i) and enter into a definitive agreement for a recapitalization or similar transaction until the expiration of five (5) Business Days following the Major Investor's receipt of written notice advising the Major Investors that the Company has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal (and including a copy

44

  thereof with all accompanying documentation, if in writing), identifying the person making such Superior Proposal and stating whether the Company intends to enter into a definitive agreement for a recapitalization or similar transaction. After providing such notice, the Company shall provide a reasonable opportunity for the Major Investors during such period to make adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the Recapitalization on such adjusted terms, and shall execute such amendments hereto as are reasonably necessary in connection therewith;

          (j)    by the Major Investors, if the Company shall have incurred any Indebtedness to refinance the amounts outstanding under the Original Credit Agreement other than Indebtedness incurred pursuant to a New Credit Agreement; or

          (k)   by the Major Investors, if (i) the PBGC shall have notified the Company that the PBGC will not approve a Permitted PBGC Agreement or (ii) the Eighth Amendment to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of April 30, 2003 shall not have become effective in accordance with its terms on or prior to June 24, 2003.

        SECTION 7.2    Effect of Termination.    In the event of termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto of its Affiliates except (a) that the provisions of this Section 7.2, Section 7.3 and Article VIII shall survive termination of this Agreement and (b) that nothing herein shall relieve either party from liability for any willful breach of this Agreement.

        SECTION 7.3    Fees and Expenses.

        (a)   In the event that (i) the Major Investors or the Company shall have terminated this Agreement pursuant to Section 7.1(c), 7.1(g) or 7.1(h)(provided, that in the case of a termination pursuant to Section 7.1(h), no Affiliate of a Major Investor shall have terminated or breached the Preferred Stock Voting Agreement) or the Major Investors shall have terminated this Agreement pursuant to Section 7.1(e) or 7.1(k) and, except to the extent provided in clause (iv) below, on or prior to such time any entity or group (other than the Major Investors or their respective Affiliates) shall have made an Acquisition Proposal, which Acquisition Proposal has not been revoked by the entity or group that made such Acquisition Proposal, and the Company executes a definitive agreement with respect to, or consummates a transaction with respect to, an Acquisition Proposal reasonably related to such Acquisition Proposal or with the entity or group which made such Acquisition Proposal within 12 months following the date of such termination, (ii) the Major Investors shall have terminated this Agreement pursuant to Section 7.1(f), (iii) the Company shall have terminated this Agreement pursuant to Section 7.1(i), or (iv) the Company or the Major Investors shall have terminated this Agreement pursuant to Section 7.1(g) or 7.1(h) (provided, that in the case of a termination pursuant to Section 7.1(h), no Affiliate of a Major Investor shall have terminated or breached the Preferred Stock Voting Agreement) and, following the date hereof and prior to the termination of this Agreement, any Person or "group" (as defined in Section 13(d)(3) of the Exchange Act) other than the Major Investors or any of their respective Affiliates shall have become the beneficial owner of capital stock of the Corporation representing more than 15% of the total voting power of such capital stock or any beneficial owner of capital stock representing more than 15% of the total voting power of the capital stock of the Company as of the date hereof shall acquire any additional shares of capital stock of the Company, then the Company shall pay to the Major Investors or their designees, a termination fee (the "Termination Fee"), in cash, of $8 million less, in the case of a termination pursuant to clause (i), the amounts paid or reimbursed by the Company pursuant to Section 7.3(b) prior to the date of payment of

45

the Termination Fee; provided, however, that the Company shall in no event be obligated to pay more than one such Termination Fee with respect to all such agreements and occurrences and such termination; and provided, further, that no such Termination Fee shall be payable pursuant to clause (i) if (A) this Agreement shall have been terminated pursuant to Section 7.1(c), (B) such termination shall have occurred solely as a result of a failure of a condition set forth in Section 6.1 or 6.3, (C) the failure of the Company to fulfill any obligation under this Agreement shall not have been a cause of, and shall not have resulted in, the failure of such condition and (D) the Company shall not have received an Acquisition Proposal prior to the failure of such condition. Any Termination Fee that becomes payable shall be paid on or prior to the termination in the case of a termination by the Company and within one business day following termination in the case of termination by the Major Investors, except that any Termination Fee that becomes payable pursuant to clause (i) shall be paid immediately upon execution of the definitive agreement described therein.

        (b)   At the Closing, or, in the event of any termination of this Agreement (other than a termination by the Company pursuant to Section 7.1(d) or a termination with respect to which the Company has paid the Termination Fee pursuant to Section 7.3(a)(ii), (iii) or (iv)), not later than the business day following the termination of this Agreement, the Company shall pay or, to the extent such expenses have previously been paid by the Major Investors, reimburse the Major Investors and their Affiliates for all reasonable legal, accounting, consulting and other out-of-pocket fees and expenses, which are supported by customary and appropriate documentation delivered to the Company, which documentation relates to the amount of the expense and the prior payment thereof by the Major Investors, if applicable, and which fees and expenses were incurred by any of them or on their behalf in connection with the any of the transactions contemplated by this Agreement (including reasonable legal, accounting, consulting and other out-of-pocket fees and expenses that have been reimbursed or are agreed to be reimbursed by the Major Investors) and that have not previously been reimbursed. Notwithstanding the foregoing, in no event shall the amount to be paid by the Company pursuant to Sections 7.3(a) and 7.3(b), in the aggregate, exceed the amount of the Termination Fee provided for in Section 7.3(a) and the Company shall not be required to pay or reimburse more than $3 million of costs, fees and expenses pursuant to this Section 7.3(b).

        (c)   Except as set forth in Section 7.3(b), each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated by this Agreement. Nothing contained in this Agreement shall limit the ability of the Company to pay the fees and disbursements of its financial advisors, legal counsel, accountants and other experts and representatives.

        SECTION 7.4    Waiver; Authority to Act.    At any time prior to the Closing, the Company, on the one hand, and the Major Investors acting unanimously, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

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ARTICLE VIII

GENERAL PROVISIONS

        SECTION 8.1    Survival.    The covenants of the parties hereto that contemplate or may involve actions to be taken after the Closing shall survive until such actions shall have been taken or performed in accordance with their terms. Except for the representations and warranties set forth in Sections 3.1(b), 3.2(a), 3.2(c), 3.3(b) and 3.5 hereof and the covenants contained in Section 7.2 or 7.3, the representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall terminate at the Closing or upon the termination of this Agreement pursuant to Section 7.1, as the case may be, and no party to this Agreement shall have any liability with respect thereto after the Closing.

        SECTION 8.2    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by overnight mail, by cable, by telecopy, by telegram or by telex to the respective parties at the following addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 8.2):

  (a)
  If to the Company, to:

    Samsonite Corporation
    11200 East 45th Avenue
    Denver, Colorado 80239
    Telecopy: (303) 373-6606
    Attention: General Counsel

    with a copy to:

    Skadden, Arps, Slate, Meagher & Flom LLP
    Four Times Square
    New York, New York 10036
    Telecopy: (212) 735-2000
    Attention: Gregory A. Fernicola
                      Lou R. Kling

  (b)
  If to any Major Investor:

  (i)
  in the case of Ares, to:

      ACOF Management, L.P.
      c/o Ares Management, L.P.
      1999 Avenue of the Stars
      Suite 1900
      Los Angeles, California 90067
      Facsimile: (310) 201-4157
      Attention: Eric Beckman

    (ii)
    in the case of Bain, to:

      Bain Capital (Europe) LLC
      c/o Bain Capital, Ltd.
      Devonshire House,
      Mayfair Place
      London, W1J 8AJ
      ENGLAND

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      Facsimile: +44-(0)20-7514-5250
      Attn: Ferdinando Grimaldi
                Melissa Wong

    (iii)
    in the case of OTPP, to:

      Ontario Teachers Pension Plan Board
      5650 Yonge Street
      Toronto, Ontario M2M 4H5
      Facsimile: (416) 730-5082
      Attn: Lee Sienna
                Michael Padfield

          (iv)  with a copy to each other Major Investor at the address listed under clause (b) above; and

          (v)   with a copy to

      Milbank, Tweed, Hadley & McCloy, LLP
      601 South Figueroa Street
      30th Floor
      Los Angeles, California 90017
      Facsimile: (213) 629-5063
      Attention: Deborah Ruosch

      and

      Kirkland & Ellis International
      Tower 42, 25 Old Broad Street
      London, EC2N 1HQ
      ENGLAND
      Facsimile: +44-(0)20-7816-8800
      Attention: James Learner
                         David Patrick Eich

      and

      Testa, Hurwitz & Thibeault, LLP
      125 High Street
      Boston, Massachusetts 02110
      Facsimile: (617) 247-7100
      Attention: F. George Davitt
                         Kathy Fields

        SECTION 8.3    Interpretation.    The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, the term "hereof" means this Agreement, the term "date hereof" means the date of this Agreement and the term "including" shall mean including without limitation. All references to sections, annexes, exhibits and schedules refer to sections, annexes, exhibits and schedules to this Agreement, unless otherwise noted. The term "knowledge" shall mean actual knowledge and knowledge that is known or should have been known following due inquiry.

        SECTION 8.4    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

48

Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

        SECTION 8.5    Entire Agreement.    This Agreement and the Stockholders Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Company and each Major Investor with respect to the subject matter hereof.

        SECTION 8.6    Assignment.    This Agreement shall not be assigned without the express written consent of the Company and each Major Investor (which consent may be granted or withheld in the sole discretion of the Company or any Major Investor), except that no consent shall be required for any Major Investor to (i) assign its rights and delegate its duties hereunder, in whole or in part, to one or more of its Affiliates or (ii) assign its rights and delegate its duties under Section 2.2(a) to certain members of the management group in accordance with Section 5.13 (or, to another Major Investor in order to effect the provisions of Section 5.13) with respect to 2,100 shares of New Preferred Stock in the aggregate. A purported assignment made in violation of this Section 8.6 shall be void and of no effect.

        SECTION 8.7    Advisory Agreement.    It is anticipated that the solicitation documents will disclose that following the Closing, the Major Investors will request that the Company enter into an advisory agreement pursuant to which the Company would, subject to approval of the reconstituted Company Board (a) to pay to the Major Investors or their designees, in consideration for the provision of certain services, an advisory fee and (b) to such other terms with respect thereto as may be agreed among the parties.

        SECTION 8.8    No Third Party Beneficiaries.    This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, their successors and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        SECTION 8.9    Governing Law.    This Agreement shall be governed by the laws of the State of New York, without reference to the choice of law principles thereof. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York, and the parties hereto hereby consent to the jurisdiction of such courts in any such action or proceeding.

        SECTION 8.10    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        SECTION 8.11    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof.

        SECTION 8.12    Waiver of Jury Trial.    Each of the Company and each Major Investor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Company or any Major Investor in the negotiation, administration, performance and enforcement thereof.

49

        SECTION 8.13    Amendments, Modification and Waiver.

        (a)   Except as may otherwise be provided herein, any provision of this Agreement may be amended, modified or waived by the parties hereto, if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Major Investors, in the case of a waiver, by the party against whom the waiver is to be effective; provided that no such amendment, modification or waiver by the Company shall be effective unless it is authorized by the Company Board.

        (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        SECTION 8.14    Major Investors Approval.    Any approval or consent, request or other action of the Major Investors shall not be deemed to have been granted, made or taken unless the Major Investors shall have acted unanimously; provided, however, that with respect to any obligation of the Major Investors, each Major Investor shall be deemed to have performed or satisfied such obligation if such Major Investor shall have performed or satisfied its own such obligation.

        SECTION 8.15    Commercially Reasonable Efforts.    The term "commercially reasonable efforts" and any permutation thereof as used in this Agreement shall not require any party to pay any Person consideration in exchange for any consent, except, in the case of the Note Solicitation, to the extent approved by the Major Investors and in all other cases with the exception of filing fees, professional fees and other amounts that are deemed de minimis or are otherwise reasonably related to the benefit derived from obtaining such consent.

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        IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SAMSONITE CORPORATION
By:	/s/ LUC VAN NEVEL Name: Luc Van Nevel Title: President and CEO

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ACOF MANAGEMENT, L.P.
By:	/s/ ERIC BECKMAN Name: Eric Beckman Title: Managing Director

52

BAIN CAPITAL (EUROPE) LLC
By:	Bain Capital, Ltd.
Its:	Managing Member
By:	/s/ FERDINANDO GRIMALDI Its: Managing Director

53

ONTARIO TEACHERS PENSION PLAN BOARD
By:	/s/ LEE SIENNA Name: Lee Sienna Title: Vice President, Merchant Banking

54

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION OF NEW PREFERRED STOCK

[Intentionally Omitted]

EXHIBIT B

FORM OF STOCKHOLDERS AGREEMENT

[Intentionally Omitted]

EXHIBIT C

FORM OF AMENDMENT TO CERTIFICATE OF DESIGNATION OF EXISTING
PREFERRED STOCK

[Intentionally Omitted]

EXHIBIT D

VOTING AGREEMENT WITH HOLDERS OF
EXISTING PREFERRED STOCK

[Intentionally Omitted]

EXHIBIT E

PBGC PROPOSAL

[Intentionally Omitted]

EXHIBIT F

COMMITMENT LETTER

[Intentionally Omitted]

EXHIBIT G

COMMON STOCK VOTING AGREEMENTS

[Intentionally Omitted]

EXHIBIT H

FORM OF NEW WARRANT

[Intentionally Omitted]

ANNEX I

Name of Major Investor	Number of Shares
ACOF Management, L.P.	35,333.34
Bain Capital (Europe) LLC	35,333.33
Ontario Teachers Pension Plan Board	35,333.33

ANNEX D

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF DESIGNATION OF THE POWERS,
PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL AND OTHER SPECIAL RIGHTS OF 13 7/8%
SENIOR REDEEMABLE EXCHANGEABLE PREFERRED
STOCK AND QUALIFICATIONS, LIMITATIONS AND
RESTRICTIONS THEREOF
(Pursuant to Section 242 of the General Corporation Law of
the State of Delaware)

        Samsonite Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

        FIRST:    That the original Certificate of Designation (the "Certificate of Designation") of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 13 7/8% Senior Redeemable Exchangeable Preferred Stock (the "Senior Preferred Stock") and Qualifications, Limitations and Restrictions Thereof was originally filed with the Secretary of State of Delaware on June 23, 1998.

        SECOND:    That the Board of Directors of the Corporation, at a meeting duly held on April 29, 2003, filed with the minutes of the Board of Directors, duly adopted a resolution authorizing and directing that the Certificate of Designation be amended, and declaring said amendment to be advisable, which resolution is as follows:

        RESOLVED:    Paragraph (i) of the Certificate of Designation is hereby amended and restated in its entirety to read as follows:

        "(i)  Conversion.

        (i)    Conversion or Exchange at the Option of the Holders.    The Holders of shares of Senior Preferred Stock shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or any other series of any class or classes of Capital Stock of the Corporation other than as provided in the Registration Rights Agreement.

        (ii)   Automatic Conversion.    As of the date of the filing of this Certificate of Amendment (the "Conversion Date"), all of the outstanding shares of Senior Preferred Stock and all rights in respect of all accrued and unpaid dividends thereon (which shall be eliminated and cease on the Conversion Date) are hereby converted as follows:

          (A)  Definitions.    As used in this paragraph (i)(ii), the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          "Consent Solicitation Statement" means the 13 7/8% Senior Redeemable Exchangeable Preferred Stock Consent Solicitation Statement.

          "New Preferred Stock" means the Corporation's 2003 Convertible Preferred Stock.

          "Preferred Conversion Shares" means, with respect to each Preferred Electing Holder, a number of shares of such Holder's Senior Preferred Stock equal to (i) the number of shares of Senior Preferred Stock held by such Holder multiplied by (ii) a fraction, the numerator of which is 108,417 and the denominator of which is 224,905.

          "Recapitalization Agreement" means the Recapitalization Agreement, dated as of May 1, 2003, by and among the Corporation, ACOF Management, L.P., a Delaware limited partnership, Bain

  Capital (Europe) LLC, a Delaware limited liability company, and Ontario Teachers Pension Plan Board, a non-share capital corporation established under the laws of Ontario.

          "Warrant" means a Warrant to purchase Common Stock of the Corporation in substantially the form attached to the Recapitalization Agreement as Exhibit H.

          (B)  Common Stock and Warrant Conversion.    With respect to each Holder that shall have elected, in accordance with the Consent Solicitation Statement, to receive shares of Common Stock of the Corporation and a Warrant upon conversion of the shares of Senior Preferred Stock held by such Holder, each share of Senior Preferred Stock held by such Holder, and all rights in respect of all accrued and unpaid dividends thereon, is hereby automatically converted into (x) 1,185.89 shares of Common Stock of the Corporation and (y) a Warrant to purchase 276 shares of Common Stock without further action by the Holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

          (C)  New Preferred Stock and Common Stock Conversion.    With respect to (x) each Holder that shall have elected, in accordance with the Consent Solicitation Statement, to receive shares of New Preferred Stock upon conversion of the shares of Senior Preferred Stock held by such Holder and (y) each Holder that shall have failed to make an election in accordance with the Consent Solicitation Statement (collectively, the "Preferred Electing Holders"):

            (1)   each Preferred Conversion Share held by such Holder, and all rights in respect of all accrued and unpaid dividends thereon, is hereby automatically converted into 0.498 shares of New Preferred Stock without further action by the Holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and

            (2)   each share of Senior Preferred Stock held by such Holder other than the Preferred Conversion Shares, and all rights in respect of all accrued and unpaid dividends thereon, is hereby automatically converted into 1,185.89 shares of Common Stock of the Corporation without further action by the Holders thereof and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

          (D)  Conversion Mechanics.

            (1)   The Corporation shall make no payment for accrued and unpaid dividends on shares of Senior Preferred Stock, whether or not in arrears, on conversion of such shares.

            (2)   Shares of Senior Preferred Stock shall be deemed to have been converted on the Conversion Date and, at such time, the rights of the Holders of such shares of Senior Preferred Stock as Holders shall cease, and the person or persons entitled to receive the shares of Common Stock, Warrants and/or shares of New Preferred Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, Warrants and/or shares of New Preferred Stock at such time. Promptly following the Conversion Date, the Corporation will deliver such shares of Common Stock, Warrants and/or shares of New Preferred Stock to the office or address of each Holder, as it appears on the stock books of the Corporation, upon surrender of the certificates for the Senior Preferred Stock being converted.

            (3)   In connection with the conversion of any shares of Senior Preferred Stock, (I) no fractions of shares of New Preferred Stock shall be issued, but in lieu thereof the Corporation shall issue a number of shares of Common Stock of the Corporation equal to (x) such fraction multiplied by (y) 2,381 and (II) no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall round such shares up to the nearest whole number.

2

            (4)   No shares of Senior Preferred Stock may be issued by the Corporation on and after the Conversion Date."

        THIRD:    That the Preferred Stockholders of the Corporation approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and notice of such consent has been given, as provided in Section 228 of the General Corporation Law of the State of Delaware. Accordingly, said proposed amendment has been duly adopted by the Preferred Stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH:    That the 2003 annual meeting of the Corporation was duly held in accordance with the By-laws of the Corporation and the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares of common stock as required by statute and the Certificate of Incorporation were voted in favor of said proposed amendment. Accordingly, said proposed amendment has been duly adopted by the common stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Samsonite Corporation, has caused this Certificate of Designation to be signed by                    , its                     , this        day of        , 2003.

SAMSONITE CORPORATION
By:

Name: Title:

3

ANNEX E

No. of Stock Units:

Warrant No.

WARRANT

to Purchase Common Stock of

SAMSONITE CORPORATION

THIS IS TO CERTIFY THAT                        , or registered assigns, is entitled to purchase from Samsonite Corporation, a Delaware corporation (the "Company"), at any time on and after the Original Issue Date, but not later than 5:00 p.m., Eastern Standard time, on the date that is ten years after Original Issue Date (the "Expiration Date"),                         (            ) Stock Units, in whole or in part, at a purchase price per Stock Unit of $0.75, adjusted as provided below, all on the terms and conditions set forth herein.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ANY SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

        Section 1.    Certain Definitions.    As used in this Warrant, unless the context otherwise requires:

        "Affiliate" means, of any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the ownership of 10% or more of the voting power of the common stock of a Person, either directly or indirectly, shall be deemed control.

        "Board of Directors" shall mean either the board of directors of the Company or any duly authorized committee of that board.

        "Business Combination" means (i) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Company with any Person or (ii) the sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets or by the Company and/or any of its subsidiaries of assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

        "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

        "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and preferred stock of such Person and warrants or options to purchase any of the foregoing and (ii) with respect to any Person that is not a corporation, any and all partnership, limited liability company or other equity interests of such Person.

        "Certificate of Incorporation" shall mean the certificate or articles of incorporation of the Company, as in effect on the Original Issue Date and as at any time amended or otherwise modified.

        "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

        "Common Stock" shall mean the Company's authorized Common Stock, $0.01 par value per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company issued to the holders of shares of Common Stock upon any reclassification thereof.

        "Company" shall mean Samsonite Corporation, a Delaware corporation.

        "Current Warrant Price" per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

        "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

        "Excluded Stock" means (i) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to the provisions of Section 4.1 hereof, or upon conversion of shares of Capital Stock of the Company (but not the issuance of such convertible Capital Stock of the Company which will be subject to the provisions of Section 4.3 hereof), (ii) the issuance of shares of Common Stock in any bona fide underwritten public offering, (iii) the issuance of Common Stock in connection with any debt financing from or with one or more unaffiliated third parties approved by the Board of Directors (including upon the exercise of any warrants issued in connection with such financings), (iv) the issuance of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Company pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors, including any management performance options, provided, that such shares of Common Stock, when taken together with all other issuances of Common Stock excepted from Section 4.3 pursuant to this clause (iv) , do not constitute more than [    ]% of the outstanding shares of Common Stock (calculated at the time of issuance on an as-converted basis), (v) the issuance of shares of Common Stock in connection with an arms-length acquisition approved by the Board of Directors of assets or securities of another Person (other than issuances to Affiliates of the Company), (vi) the issuance of Warrants and Common Stock pursuant to the conversion of the Company's 13 7/8% Senior Redeemable Exchangeable Preferred Stock and shares of Common Stock issuable upon exercise of such Warrants and (vii) the issuance of Common Stock upon the conversion of shares of the Company's 2003 Convertible Preferred Stock outstanding on the date hereof.

        "Exercise Price" shall mean the purchase price per Stock Unit as set forth on the first page of this Warrant on the Original Issue Date and thereafter shall mean such dollar amount as shall result from the adjustments specified in Section 4.

        "Fair Market Value" means the average of the closing prices of Common Stock on the NASDAQ (or other securities exchange on which Common Stock is listed or to which shares of Common Stock are admitted for trading, or on a quotation system on which Common Stock is then listed) for the 20 consecutive trading days prior to the date as of which such value is to be determined, or, if no such trading market exists, as determined by a nationally recognized independent investment bank chosen by the Board of Directors or by the good faith determination of the Board of Directors.

        "Holder" means, initially,                        and thereafter any Person that is the registered Holder of this Warrant as registered on the books of the Company.

        "Measurement Price" means the greater of (x) the Exercise Price and (y) the Fair Market Value per share of Common Stock.

        "NASDAQ" means the National Association of Securities Dealers Automated Quotations system.

        "Original Issue Date" means                        , 2003.

2

        "Person" shall mean an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust or joint venture, or a governmental agency or political subdivision thereof.

        "Pro Rata Repurchase" means any purchase of shares of Common Stock by the Company or any corporation or other entity directly or indirectly controlled by the Company pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to all or substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding. The "effective date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

        "Restricted Certificate" shall mean a certificate for Common Stock or a Warrant bearing the restrictive legend set forth in Section 6.1.

        "Restricted Securities" shall mean Restricted Stock and Restricted Warrants.

        "Restricted Stock" shall mean Common Stock evidenced by a Restricted Certificate.

        "Restricted Warrant" shall mean a Warrant evidenced by a Restricted Certificate.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

        "Stock Unit" shall constitute one share of Common Stock, as such Common Stock was constituted on the Original Issue Date and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4.

        "Warrant" shall mean this Warrant to purchase up to an aggregate of            Stock Units.

        "Warrants" shall mean the Warrant issued to                        evidencing rights to purchase up to an aggregate of            Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

        "Warrant Stock" shall mean the shares of Common Stock purchasable by the Holder upon the exercise of this Warrant.

        Section 2.    Exercise of Warrant.    The Holder may, at any time on and after the Original Issue Date, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such Holder is then entitled to purchase hereunder. The Holder may exercise this Warrant, in whole or in part, by either of the following methods:

           (a)  The Holder may deliver to the Company at its office maintained pursuant to Section 12 for such purpose (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price therefor in immediately available funds; or

           (b)  The Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the Company at its office maintained pursuant to Section 12 for such purpose (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be delivered to the Holder and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Stock Units to be delivered to the Holder, and (ii) this Warrant. For purposes of this

3

  paragraph (b), each Stock Unit as to which this Warrant is surrendered will be attributed a value equal to the product of (x) the Fair Market Value per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

        Any notice required under this Section 2 shall be substantially in the form of the subscription form attached to this Warrant. Upon delivery thereof, the Company shall as promptly as practicable, and in any event within five Business Days thereafter, cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

        The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of the Holder or, subject to Section 6, such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and this Warrant shall be returned to the Holder.

        The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

        All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon.

        Except as may otherwise be required by law, the Company will not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

        The Company shall not issue certificates for fractional shares of stock upon any exercise of this Warrant whenever, in order to implement the provisions of this Warrant, the issuance of such fractional shares is required. Instead, the Company shall round up the number of shares of stock issuable upon exercise of this Warrant to the nearest whole number.

        Section 3.    Transfer, Division and Combination.    Subject to Section 6, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 12, together with a written assignment substantially in the form of the assignment form attached to this Warrant duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall, subject to Section 6, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank (in case the restrictions on transferability in Section 6 shall have been terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this Section 3 and Section 6, may be

4

exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

        This Warrant may, subject to Section 6, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the preceding paragraph and with Section 6, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

        Except as otherwise provided in this Section 3 or Section 6, the Company shall pay all expenses, taxes and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issuance and delivery of Warrants under this Section 3.

        The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

        Section 4.    Adjustment of Stock Unit or Exercise Price.    From and after the Original Issue Date, the number of shares of Common Stock comprising a Stock Unit, and the Exercise Price per Stock Unit, shall be subject to adjustment from time to time as set forth in this Section 4.

        4.1    Stock Splits, Subdivisions, Reclassifications or Combinations.    If the Company shall (a) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify the outstanding Common Stock into a smaller number of shares, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive immediately following such event.

        4.2    Merger, Consolidation or Disposition of Assets.    In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 4.1 hereof), lawful provision shall be made as part of the terms of such Business Combination or reclassification whereby the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such Business Combination or reclassification by a holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such Business Combination or reclassification. If, pursuant to the terms of such Business Combination or reclassification, any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Common Stock of the Company, the Holder shall have the right to receive, upon exercise of this Warrant, such cash, shares of stock or other securities or property of any nature as a holder of the number of shares of Common Stock underlying a Stock Unit would have been entitled to receive upon the occurrence of such Business Combination or reclassification. In case of any such Business Combination or reclassification, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.

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        4.3    Common Stock Issued at Less than the Measurement Price.    If the Company issues or sells any Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below), other than Excluded Stock, without consideration or for consideration per share less than the Measurement Price immediately prior to each such issuance or sale, as of the day of such issuance or sale, the Exercise Price shall immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) outstanding immediately prior to such issuance or sale and (y) the number of additional shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) that the aggregate consideration received by the Company for the number of shares of Common Stock so offered would purchase at a price per share of Common Stock equal to the Measurement Price immediately prior to each such issuance or sale, and the denominator of which shall be the number of shares of Common Stock (including Common Stock deemed issued in accordance with paragraph (c) below) outstanding immediately after such issuance or sale. For the purposes of any adjustment of the Exercise Price pursuant to this Section 4.3, the following provisions shall be applicable:

          (a)   In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (b)   In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

          (c)   In the case of the issuance of (x) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

            (i)    the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities or Common Stock, and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights, plus the additional consideration (determined in the manner provided in paragraph (a) and (b) of this Section 4.3), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

            (ii)   on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions

6

    contained herein), the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

            (iii)  on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment not been made with respect to such expired, cancelled, or terminated options, warrants, rights or such convertible or exchangeable securities; and

            (iv)  if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

        4.4    Certain Repurchases of Common Stock.    In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction, the numerator of which shall be (x) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at such effective date multiplied by (y) the lesser of the Exercise Price and the Fair Market Value per share immediately prior to such Pro Rata Repurchase, and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of such effective date (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at such effective date and the lesser of the Exercise Price and the Fair Market Value per share immediately prior to such Pro Rata Repurchase, such reduction to become effective immediately prior to the opening of business on the day following such effective date. The foregoing notwithstanding, no increase in the Exercise Price shall be made pursuant to this Section 4.4.

        4.5    Other Dividends and Distributions.    In case the Company shall, by dividend or otherwise, distribute to all holders of record of Common Stock evidences of its indebtedness, shares of any class or series of Capital Stock of the Company other than Common Stock, cash (including in connection with regular periodic dividends) or assets (including securities, but excluding any securities referred to in Section 4.1 or 4.3 hereof), the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such distribution or dividend by a fraction, the numerator of which shall be the Measurement Price in effect immediately prior to the record date for such distribution or dividend less the fair market value on the date of the distribution or dividend (as determined in good faith by the Board of Directors) of such number or amount of the evidences of indebtedness, shares of Capital Stock of the Company, cash and assets that is so distributed to a holder of one share of Common Stock and the denominator of which shall be the Measurement Price in effect immediately prior to the record date for such distribution or dividend. The foregoing notwithstanding, no adjustment shall be made pursuant to this Section 4.5 with respect to any particular dividend or distribution if the numerator of the fraction referred to in the preceding sentence is zero or less than zero.

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        4.6    Mechanics of Adjustments.

          (a)    Successive Adjustments.    Successive adjustments in the Exercise Price and number of shares of Common Stock comprising a Stock Unit shall be made, without duplication, whenever any event specified in Section 4 hereof shall occur.

          (b)    Rounding of Calculations; Minimum Adjustments.    All calculations of Exercise Price under this Section 4 shall be made to the nearest 1/10th of a cent. No adjustment in the Exercise Price is required if the amount of such adjustment would be less than $0.01; provided, however, that any adjustments which by reason of this paragraph (b) are not required to be made will be carried forward and given effect in any subsequent adjustment.

          (c)    Statement Regarding Adjustments.    Whenever the Exercise Price or the number of shares of Common Stock comprising a Stock Unit shall be adjusted as provided in this Section 4, the Company shall forthwith file, at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price and the number of shares of Common Stock comprising a Stock Unit that shall be in effect after such adjustment and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Holder at the address appearing in the Company's records.

          (d)    Notices.    In the event that the Company shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 4 (but only if the action of the type described in this Section 4 would result in an adjustment in the Exercise Price or the number of shares of Common Stock comprising a Stock Unit or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall, at the time of such notice or announcement, and in the case of any action which would require the fixing of a record date, at least 10 days prior to such record date, give notice to the Holder, in the manner set forth in Section 12 hereof, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price, the number of shares of Common Stock comprising a Stock Unit and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant, as applicable. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

Reservation and Authorization of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant, shall be duly and validly issued and fully-paid and nonassessable.

        Before taking any action which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Current Warrant Price.

        Section 5.    Taxes.    The Company will pay all taxes (other than federal, state, local or foreign income taxes) which may be payable in connection with the execution and delivery of this Warrant or the issuance and sale of the Restricted Securities hereunder or in connection with any modification of the Restricted Securities and will save the Holder harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The obligations of the Company under this Section 6 shall survive any redemption, repurchase or acquisition of Restricted Securities by the Company.

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        Section 6.    Restrictions on Transferability.    Except for transfers pursuant to the provisions of this Section 6, no Holder will transfer any Restricted Securities. Any Transfer of Restricted Securities by a Holder which is not made in accordance with, or which violates any of, the provisions of this Section 6, will be null and void and have no effect and the Company will not recognize any such transfer or recognize the transferee as a holder of such Restricted Securities for any purpose.

        6.1    Restrictive Legend.    The Company may in its discretion imprint any or all certificates representing Restricted Securities now or hereafter owned by any Holder with the following legend, such imprinting to be without prejudice, however, to the rights of such Holder at all times to sell or otherwise dispose of all or any part of such Restricted Securities, subject to the terms of this Warrant, under an effective registration statement or under an exemption from the registration requirement available under the Securities Act:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ANY SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

After such time as the legend described by this Section 6.1 is no longer required on any certificate or certificates representing the Restricted Securities and such Restricted Securities are no longer Restricted Securities, upon the request of any Holder, the Company shall cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend.

        6.2    Securities Laws Restrictions.    Notwithstanding any other provision in this Warrant, but subject to express written waiver by the Company in the exercise of its good faith and reasonable judgment, no Holder shall transfer any Restricted Securities without the registration of the transfer of such Restricted Securities under the Securities Act, unless such transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the facts and circumstances relating to such proposed transfer. Prior to any transfer of any Restricted Securities which is not the subject of an effective registration statement under the Securities Act and in accordance with the plan of distribution described in such registration statement, the applicable Holder will give written notice to the Company of such Holder's intention to effect such transfer and to comply in all other respects with this Section 6. Each such notice shall describe the manner and circumstances of the proposed transfer. If within five (5) business days after receipt by the Company of such notice, the Company requests an opinion of counsel to such Holder that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, then, subject to the other terms of this Warrant, the Company shall not be required to register such transfer, and the Holder shall not be entitled to effect such transfer, unless and until the Company receives such an opinion (which opinion shall be reasonably satisfactory to the Company). Only after compliance with this Section 6 shall such Holder be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate representing such Restricted Securities issued upon or in connection with such transfer shall bear the restrictive legends required by Section 6.1.

        Section 7.    Limitation of Liability.    No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of the Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        Section 8.    Loss or Destruction of Warrant Certificates.    Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the

9

original Warrant holder's or any other institutional Warrant holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

        Section 9.    Furnish Information.    The Company agrees that it shall deliver to the holder of record hereof promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

        Section 10.    Amendments.    The terms of this Warrant and all other Warrants may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, provided that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of Warrants evidencing 100% in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants.

        Section 11.    Office of the Company.    So long as this Warrant remains outstanding, the Company shall maintain an office where this Warrant may be presented for exercise, transfer, division or combination. Such office shall be at Samsonite Corporation, 11200 East 45th Street, Denver, Colorado 80239, unless and until the Company shall designate and maintain some other office for such purposes and deliver written notice thereof to the Holder.

        Section 12.    Notices Generally.

        12.1    All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent to the address of the Holder as it appears in the warrant ledger of the Company.

        12.2    Any notice shall be deemed to have been duly delivered when delivered by hand, if personally delivered, and if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, and if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (a) being telecopied and (b) delivery to such courier.

        Section 13.    Governing Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by one of its duly authorized officers and attested by its Secretary or an Assistant Secretary.

Dated:            , 2003

SAMSONITE CORPORATION,
a Delaware corporation
By:
Name: Title:

ATTEST:

Name:

11

SUBSCRIPTION FORM
(to be executed only upon exercise of Warrant)

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of Samsonite Corporation, a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor (by check in the amount of $            ), or hereby tenders                        Stock Units as payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                        whose address is                                                             and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.

Dated:

(Signature of Registered Owner)
(Street Address)
(City) (State) (Zip Code)

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ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:

Number of Stock Units	Name and Address of Assignee

and does hereby irrevocably constitute and appoint                        Attorney to make sure transfer on the books of Samsonite Corporation, a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature
Witness

NOTICE:    The signature to the assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatever.

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ANNEX F

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SAMSONITE CORPORATION

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

        Samsonite Corporation (the "Corporation"), a corporation organized and existing under an by virtue of the General Corporation Law of the State of Delaware,

  DOES HEREBY CERTIFY:

        FIRST:    That at a meeting of the Board of Directors of the Corporation on April 29, 2003, at which a quorum was present and acted throughout, resolutions were duly adopted setting forth two proposed amendments (the "Amendments") to the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), declaring the Amendments to be advisable, and directing that the Amendments be considered at the next annual meeting of stockholders of the Corporation.

        SECOND:    That thereafter on [    ], 2003, the 2003 annual meeting of the Corporation was duly held in accordance with the By-laws of the Corporation and the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares of stock as required by statute and the Certificate of Incorporation were voted in favor of the following resolutions adopting the Amendments;

        NOW, THEREFORE, BE IT RESOLVED, that the first paragraph of Article IV of the Certificate of Incorporation of the Corporation be amended so that the first paragraph of said Article IV shall read as set forth below:

          "The total number of shares of stock which the Corporation shall have authority to issue is 1,002,000,000 shares, consisting of 2,000,000 shares of preferred stock, par value $.01 per share (hereinafter referred to as "Preferred Stock"), and 1,000,000,000 shares of common stock, par value $.01 per share (hereinafter referred to as "Common Stock"). No nonvoting equity securities of the Corporation shall be issued by the Corporation."

        NOW, THEREFORE, BE IT RESOLVED, that the first paragraph of Article VI of the Certificate of Incorporation of the Corporation be amended so that the first paragraph of said Article VI shall read as set forth below:

          "The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. All directors shall be of one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor."

        THIRD:    That the Amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [    ] day of [    ], 2003.

By:
Name: Title:

2

P R O X Y	SAMSONITE CORPORATION 11200 East 45th Avenue, Denver, Colorado 80239 This proxy is solicited on behalf of the Board of Directors for the annual meeting on , 2003
The undersigned stockholder hereby appoints Douglas W. Sundby and Richard H. Wiley and each of them, proxies, with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common stock of the undersigned in Samsonite Corporation at the annual meeting of stockholders to be held at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado, at 10:00 A.M., Mountain time, on , 2003, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. IF NO DIRECTIONS ARE GIVEN, THE EXECUTED PROXIES WILL VOTE FOR PROPOSALS 1 THROUGH 6. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY REVOKES THE AUTHORITY GIVEN WITH RESPECT TO ANY EARLIER DATED PROXY SUBMITTED BY THE UNDERSIGNED.
YOU MAY WITHHOLD YOUR AUTHORITY TO VOTE FOR THE DIRECTOR NOMINATED IN PROPOSAL 4 BY ABSTAINING OR VOTING AGAINST THE DIRECTOR NOMINATED IN PROPOSAL 4.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

(Front Side)

The Board of Directors recommends a vote FOR Proposals 1 through 6

Please mark your vote as indicated in this example:  ☒

		FOR	AGAINST	ABSTAIN
1.	TO AMEND THE PREFERRED STOCK CERTIFICATE OF DESIGNATION.	☐	☐	☐
2.	TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.	☐	☐	☐
3.	TO AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.	☐	☐	☐
4.	TO ELECT THE FOLLOWING DIRECTOR: JEAN-FRANCOIS PALUS	☐	☐	☐
5.	TO AMEND THE 1999 PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES.	☐	☐	☐
6.	TO APPROVE AND RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2004.	☐	☐	☐
	I PLAN TO ATTEND THE ANNUAL MEETING.	☐

        Please sign this proxy and return it promptly whether or not you plan to attend the annual meeting. If shares are registered in the names of joint tenants or trustees, each tenant or trustee must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.

Signature	Date	Signature	Date

(Back Side)

2

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
SUMMARY
FORWARD LOOKING STATEMENTS
RISK FACTORS AND OTHER CONSIDERATIONS
THE ANNUAL MEETING
THE RECAPITALIZATION
CAPITALIZATION AND OTHER FINANCIAL INFORMATION
CERTAIN ESTIMATES OF FUTURE OPERATIONS AND OTHER INFORMATION
INTERESTS OF CERTAIN PERSONS
THE RECAPITALIZATION AGREEMENT
THE STOCKHOLDERS AGREEMENT
THE NEW REVOLVING CREDIT FACILITY
DESCRIPTION OF PREFERRED STOCK
DESCRIPTION OF THE NEW WARRANTS
STOCK PRICE AND DIVIDENDS
PROPOSAL 1: PROPOSAL TO AMEND TERMS OF OUR 13 7/8% PREFERRED STOCK
  PROPOSAL 2: PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
  PROPOSAL 3: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
  PROPOSAL 4: ELECTION OF DIRECTOR
  PROPOSAL 5: APPROVAL OF AMENDMENT TO OUR 1999 STOCK INCENTIVE PLAN
  PROPOSAL 6: APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
FUTURE STOCKHOLDER PROPOSALS
INCORPORATION BY REFERENCE
  ANNEX A
[Jefferies & Company, Inc. Letterhead] April 29, 2003
  ANNEX B
SAMSONITE CORPORATION STOCKHOLDERS AGREEMENT

STOCKHOLDERS' AGREEMENT
RECITALS
AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II BOARD OF DIRECTORS
ARTICLE III REGISTRATION RIGHTS
ARTICLE IV TRANSFER OF SHARES
ARTICLE V OTHER MAJOR STOCKHOLDER RIGHTS
ARTICLE VI MISCELLANEOUS
[The remainder of this page has been intentionally left blank.]
Schedule 1—Ownership
Schedule 2—Part I Primary Actions
Schedule 2—Part II Significant Actions
  ANNEX C
RECAPITALIZATION AGREEMENT by and among SAMSONITE CORPORATION, ACOF MANAGEMENT, L.P., BAIN CAPITAL (EUROPE) LLC, and ONTARIO TEACHERS PENSION PLAN BOARD Dated as of May 1, 2003

EXHIBITS
SCHEDULES
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II RECAPITALIZATION TRANSACTIONS
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE MAJOR INVESTORS
ARTICLE V COVENANTS
ARTICLE VI CONDITIONS TO CLOSING
ARTICLE VII TERMINATION AND WAIVER
ARTICLE VIII GENERAL PROVISIONS
  EXHIBIT A
FORM OF CERTIFICATE OF DESIGNATION OF NEW PREFERRED STOCK
  EXHIBIT B
FORM OF STOCKHOLDERS AGREEMENT
  EXHIBIT C
FORM OF AMENDMENT TO CERTIFICATE OF DESIGNATION OF EXISTING PREFERRED STOCK
  EXHIBIT D
VOTING AGREEMENT WITH HOLDERS OF EXISTING PREFERRED STOCK
[Intentionally Omitted]
  EXHIBIT E
PBGC PROPOSAL
[Intentionally Omitted]
  EXHIBIT F
COMMITMENT LETTER
[Intentionally Omitted]
  EXHIBIT G
COMMON STOCK VOTING AGREEMENTS
[Intentionally Omitted]
  EXHIBIT H
FORM OF NEW WARRANT
[Intentionally Omitted]
  ANNEX I
  ANNEX D
  ANNEX E
WARRANT to Purchase Common Stock of SAMSONITE CORPORATION
SUBSCRIPTION FORM (to be executed only upon exercise of Warrant)
ASSIGNMENT FORM
  ANNEX F
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAMSONITE CORPORATION
The Board of Directors recommends a vote FOR Proposals 1 through 6 Please mark your vote as indicated in this example